UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-03980

Morgan Stanley Institutional Fund Trust
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

John H. Gernon 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-0289

Date of fiscal year end:	September 30,

Date of reporting period:	September 30, 2015

Item 1 - Report to Shareholders

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund Trust

Core Fixed Income Portfolio

Annual Report

September 30, 2015

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	28
Investment Advisory Agreement Approval	29
U.S. Privacy Policy	31
Trustee and Officer Information	34

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

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Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Core Fixed Income Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2015

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Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Expense Example (unaudited)

Core Fixed Income Portfolio

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2015 and held for the entire six-month period (unless otherwise noted).

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/15	Actual Ending Account Value 9/30/15	Hypothetical Ending Account Value	Actual Expenses Paid During Period		Hypothetical Expenses Paid During Period		Net Expense Ratio During Period***
Core Fixed Income Portfolio Class I	$1,000.00	$984.30	$1,023.36	$1.69	*	$1.72	*	0.34%
Core Fixed Income Portfolio Class A	1,000.00	980.90	1,020.86	4.17	*	4.26	*	0.84
Core Fixed Income Portfolio Class L	1,000.00	979.90	1,019.60	5.41	*	5.52	*	1.09
Core Fixed Income Portfolio Class C	1,000.00	981.60	1,014.29	6.60	**	6.71	**	1.59

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 183/365 (to reflect the most recent one-half year period).

**  Expenses are calculated using the Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 153/365 (to reflect the actual days in the period).

***  Annualized.

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Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Investment Overview (unaudited)

Core Fixed Income Portfolio

The Core Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years.

Performance

For the fiscal year ended September 30, 2015, the Portfolio's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 1.12%, net of fees. The Portfolio's Class I shares underperformed against the Portfolio's benchmark the Barclays U.S. Aggregate Index (the "Index"), which returned 2.94%.

Factors Affecting Performance

•  Concerns over central bank policy around the world and global issues, such as Greece's debt crisis and China's economic slowdown, kept bond markets fairly turbulent during the period. Risk premia rose substantially in the latter months of the period and asset prices suffered. The rise in risk premia was driven by a continued tightening of financial conditions, catalyzed by a devaluation of the Chinese currency in August. This tightening of financial conditions resulted in falling business confidence and generally weaker-than-expected economic data. These factors drove "risk-off" sentiment and led to a widening of credit spreads, an equity market sell-off and a rally in U.S. Treasuries. Furthermore, to the surprise of many, the Federal Reserve (Fed) kept interest rates unchanged and delivered a more dovish-than-expected policy statement at its September 2015 meeting. As an unintended consequence, markets increasingly worried that the negative impact on the U.S. economy's growth dynamics would warrant a ratcheting down of global growth expectations. This fear drove risk premia even higher. The Fed has communicated that its decision to hike rates will be data dependent, which implies some uncertainty on whether a hike will happen this year. Only with a material recovery in labor market indicators over the next few months would a rate hike likely occur this year.

•  Despite a general increase in yields in first half of the period, over the full 12-month period, 5-, 10-, and 30-year Treasury yields ended 41, 36 and 34 basis points lower, respectively.(i) U.S. 2-year yields ended the period relatively flat at 2 basis points higher.

•  Recovering from a volatile fourth quarter of 2014, high yield credit started 2015 on a positive note, as one of the few fixed income sectors to have positive performance in the first quarter of 2015. However, amid economic and geopolitical worries, the U.S. credit markets endured record amounts of new issuance, which eventually pressured yield spreads wider (and prices lower, as bond prices move inversely to yields). Over the course of 2015, credit spreads in all markets have widened materially and are currently at levels which are typically only seen in periods of economic recession or systemic stress. The spreads observable in the investment grade markets include a material risk premium, and spreads in the high yield market are compensating for a significant uptick in defaults. While it is clear that certain emerging markets are seeing a material risk of recession, the consensus is for the developed world to see moderate growth over the coming year. We believe this growth backdrop, combined with low inflation, is likely to lead to ongoing accommodative monetary policy from the central banks around the world, which should keep defaults low and support credit markets.

•  Another driver of credit spreads is the technical balance between supply and demand. Supply volume has been elevated across many of the credit markets. This has been most apparent in the U.S. investment grade market, where a combination of increased merger and acquisition activity and the fear that an interest rate tightening cycle could increase the future cost of long-term debt financing has caused corporate treasurers to turn to the bond markets. As a result, year-to-date new issue volumes have been running at record pace. This is to a lesser extent also true in the U.S. high yield and European investment grade markets. Along with this high level of issuance, demand has been muted as many yield-oriented investors are awaiting higher yields before committing capital to the market. This mismatch between supply and demand has resulted in a higher liquidity premium, which has contributed to the wider credit spreads.

(i)  Source for U.S. Treasury yields: Bloomberg L.P.

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Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Investment Overview (unaudited) (cont'd)

Core Fixed Income Portfolio

•  Despite widening in the latter part of the period, agency mortgage-backed securities (MBS) spreads remain historically expensive. Mortgage rates and prepayment speeds have been range-bound, helping support performance so far, but with the possibility of a Fed rate hike in the coming months, volatility and absolute rate levels could rise and MBS duration extension concerns could return. There is also the additional risk that at some point in 2016 the Fed could end their MBS purchase program, whereby it has been buying 25% to 30% of all new origination.

•  Prior to September, non-agency MBS prices had been resilient to broader credit market declines and had traded more as a function of the strong U.S. housing market. However, prices finally began to weaken as relative spread differences became more pronounced at the end of September. In contrast to the price declines, the fundamental market conditions underlying the non-agency MBS market remain very strong. Home prices rose 0.6% in July (down 0.2% on a seasonally adjusted basis), and were up 5.0% year-on-year from July 2014.(ii) New home sales were up 5.7% in August and up 21.6% from August 2014.(iii) Existing home sales were down 1.4% in August, predominantly due to lack of supply, but were still up 6.1% from August 2014.(iv) The volume of outstanding homes for sale fell to a 4.7-month supply based on current sales volumes, down from 5.0-month supply in July and well below the six-month supply that is historically associated with a balanced housing market.(iii) The U.S. homebuilder confidence index climbed to the highest level since November 2005 as housing supply is historically low and housing demand is steadily improving.(v) U.S. household formation was up 2.25 million year-on-year as of June, roughly double the long-term average of roughly 1.15 million per year.(iii) Household formation had been depressed and substantially below historical norms for most for the past seven years, and we are now seeing some of this pent-up demand enter the market. Mortgage performance remains positive. Mortgage defaults were essentially unchanged in August at 0.8%, down 0.1% from August 2014 and well below the nearly 6% level in 2009.(vi)

•  Commercial mortgage-backed securities (CMBS) spreads also widened significantly in the latter half of the period. Fundamentally, the CMBS sector remains healthy. Retail sales continue to climb, with August numbers up 0.2% from July and up 2.2% from August 2014.(iii) Consumer confidence rose in September to the second highest level in the past eight years.(vii) Hotel occupancy rates are at their highest levels in more than 15 years, exceeding 65% occupancy so far in 2015.(viii) For comparison, the previous credit cycle peak of 2004-2006 averaged roughly 63% occupancy. These high occupancy rates are boosting the performance of the hotel sector of CMBS. The improving economy and employment numbers are also helping reduce office space vacancies. National office vacancy rates fell by 0.4% to 13.5% in the second quarter of 2015 and are expected to fall further this year.(ix) Office rental rates increased at roughly 1.1% in the second quarter of 2015, and this pace of increase is expected to continue based on the declining vacancy rates.(ix)

Management Strategies

•  Throughout the period, the Portfolio was positioned with an overweight to investment-grade credit, particularly in financials, as we believe valuations relative to fundamentals have been attractive. This position detracted from performance as volatility in global markets pushed spreads wider.

•  With regard to interest rate strategy, the Portfolio is positioned using futures and interest rate swaps to be underweight duration at the intermediate part of the yield curve. This detracted from relative performance as rates declined during the period.

•  We continue being overweight spread product (non-government bonds) in the Portfolio as we believe the yield advantage could provide attractive returns over the near term.

(ii)  S&P/Case-Shiller 20-City Composite Home Price Index, an index gauging the value of residential real estate in 20 major U.S. metropolitan areas.

(iii)  U.S. Census Bureau

(iv)  National Association of Realtors

(v)  National Association of Home Builders

(vi)  S&P/Experian First Mortgage Default Index, an index measuring default rates across first mortgages

(vii)  The Conference Board

(viii)  Statistica.com

(ix)  CBRE Group, Inc.

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Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Investment Overview (unaudited) (cont'd)

Core Fixed Income Portfolio

*  Minimum Investment

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, Class L and Class C shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

Performance Compared to the Barclays U.S. Aggregate Index(1) and the Lipper Core Bond Funds Index(2)

	Period Ended September 30, 2015 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Portfolio — Class I Shares w/o sales charges(4)	1.12%	3.29%	3.22%	6.44%
Portfolio — Class A Shares w/o sales charges(5)	0.58	2.94	2.93	4.07
Portfolio — Class A Shares with maximum 4.25% sales charges(5)	–3.73	2.06	2.48	3.80
Portfolio — Class L Shares w/o sales charges(6)	0.31	—	—	1.67
Portfolio — Class C Shares w/o sales charges(7)	—	—	—	–1.84
Portfolio — Class C Shares with maximum 1.00% deferred sales charges(7)	—	—	—	–2.81
Barclays U.S. Aggregate Index	2.94	3.10	4.64	6.84
Lipper Core Bond Funds Index	2.40	3.47	4.52	—

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. Returns for period less than one year are not annualized. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)  The Barclays U.S. Aggregate Index tracks the performance of U.S. government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Core Bond Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Core Bond Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Core Bond Funds classification.

(3)  Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower.

(4)  Commenced operations on September 29, 1987.

(5)  Commenced operations on March 1, 1999.

(6)  Commenced operations on April 27, 2012.

(7)  Commenced operations on April 30, 2015.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Portfolio, not the inception of the Indexes.

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Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Portfolio of Investments

Core Fixed Income Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (77.0%)
Agency Fixed Rate Mortgages (19.0%)
Federal Home Loan Mortgage Corporation,
Gold Pools:
6.00%, 5/1/37 - 11/1/37	$48	$54
7.50%, 5/1/35	32	38
8.00%, 8/1/32	19	23
8.50%, 8/1/31	28	37
Federal National Mortgage Association,
Conventional Pools:
4.00%, 11/1/41	132	142
4.50%, 8/1/40 - 7/1/41	292	318
5.50%, 4/1/34	42	47
6.00%, 1/1/38	36	40
6.50%, 7/1/29 - 11/1/32	110	128
7.00%, 10/1/31 - 12/1/31	1	1
7.50%, 8/1/37	56	67
8.00%, 4/1/33	41	50
8.50%, 10/1/32	41	53
		998
Asset-Backed Security (3.8%)
Chase Issuance Trust
1.59%, 2/18/20	200	202
Collateralized Mortgage Obligations — Agency Collateral Series (8.3%)
Federal National Mortgage Association,
IO
6.20%, 9/25/20 (a)	291	58
REMIC
9.21%, 10/25/41 (a)(b)	28	29
Government National Mortgage Association,
IO
0.83%, 8/20/58 (a)	2,516	78
3.50%, 5/20/43	501	103
5.00%, 2/16/41	92	18
5.89%, 8/16/42 (a)	447	77
5.93%, 6/20/43 (a)	440	71
		434
Corporate Bonds (42.2%)
Finance (16.2%)
ACE INA Holdings, Inc.
3.35%, 5/15/24	50	50
American International Group, Inc.
4.88%, 6/1/22	25	28
AvalonBay Communities, Inc.
2.95%, 9/15/22	25	25
Bank of America Corp.,
MTN
4.20%, 8/26/24	25	25
4.25%, 10/22/26	23	23
Bank of New York Mellon Corp. (The),
MTN
3.65%, 2/4/24	25	26
	Face Amount (000)	Value (000)
Boston Properties LP
3.80%, 2/1/24	$10	$10
Brookfield Asset Management, Inc.
5.80%, 4/25/17	50	53
Capital One Financial Corp.
2.45%, 4/24/19	25	25
Citigroup, Inc.
5.50%, 9/13/25	50	54
Discover Financial Services
3.95%, 11/6/24	25	25
ERP Operating LP
3.00%, 4/15/23	55	54
Goldman Sachs Group, Inc. (The)
6.75%, 10/1/37	30	36
HSBC Finance Corp.
6.68%, 1/15/21	50	59
JPMorgan Chase & Co.
3.20%, 1/25/23	45	45
Pacific LifeCorp
6.00%, 2/10/20 (c)	50	56
PNC Financial Services Group, Inc. (The)
3.90%, 4/29/24 (d)	35	35
Principal Financial Group, Inc.
8.88%, 5/15/19	50	61
State Street Corp.
3.10%, 5/15/23	35	34
TD Ameritrade Holding Corp.
3.63%, 4/1/25	25	26
UnitedHealth Group, Inc.
2.88%, 3/15/23 (d)	50	50
Wells Fargo & Co.,
Series M
3.45%, 2/13/23	50	50
		850
Industrials (23.0%)
Actavis Funding SCS
3.80%, 3/15/25	5	5
Altera Corp.
2.50%, 11/15/18	100	102
Altria Group, Inc.
5.38%, 1/31/44	5	5
Amazon.com, Inc.
1.20%, 11/29/17	25	25
Anadarko Petroleum Corp.
6.45%, 9/15/36	25	28
Apple, Inc.
3.85%, 5/4/43	25	23
AT&T, Inc.
5.55%, 8/15/41	25	25
BAT International Finance PLC
3.50%, 6/15/22 (c)	25	26
BHP Billiton Finance USA Ltd.
5.00%, 9/30/43	25	25

The accompanying notes are an integral part of the financial statements.
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Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Portfolio of Investments (cont'd)

Core Fixed Income Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
BP Capital Markets PLC
3.51%, 3/17/25 (d)	$25	$25
Cardinal Health, Inc.
3.75%, 9/15/25 (d)	25	25
CCO Safari II LLC
4.91%, 7/23/25 (c)	25	25
Coca-Cola Co.
3.20%, 11/1/23	25	26
EnLink Midstream Partners LP
5.60%, 4/1/44	25	23
Ensco PLC
5.75%, 10/1/44	25	17
Freeport-McMoRan, Inc.
3.88%, 3/15/23	20	15
General Motors Financial Co., Inc.,
4.00%, 1/15/25	25	24
4.30%, 7/13/25	30	29
Goldcorp, Inc.
3.70%, 3/15/23 (d)	37	35
Kinder Morgan, Inc.
4.30%, 6/1/25 (d)	25	23
McDonald's Corp.,
MTN
4.60%, 5/26/45	25	25
Merck & Co., Inc.
2.80%, 5/18/23	25	25
NBC Universal Media LLC
5.95%, 4/1/41	25	30
Omnicom Group, Inc.
3.65%, 11/1/24	15	15
Oracle Corp.
3.40%, 7/8/24	25	25
PepsiCo, Inc.
3.60%, 3/1/24	25	26
Quest Diagnostics, Inc.
2.70%, 4/1/19 (d)	250	252
Shell International Finance BV
3.25%, 5/11/25	25	25
Spectra Energy Capital LLC
3.30%, 3/15/23	25	22
Tiffany & Co.
4.90%, 10/1/44	25	24
Time Warner Cable, Inc.
4.50%, 9/15/42	25	20
Tyson Foods, Inc.
3.95%, 8/15/24	5	5
Yum! Brands, Inc.
3.88%, 11/1/20	175	183
		1,208
Utilities (3.0%)
Jersey Central Power & Light Co.
4.70%, 4/1/24 (c)(d)	75	78
	Face Amount (000)	Value (000)
PPL WEM Ltd./Western Power Distribution Ltd.
3.90%, 5/1/16 (c)	$75	$76
		154
		2,212
U.S. Treasury Security (3.7%)
U.S. Treasury Inflation Indexed Bond
0.25%, 1/15/25	202	193
Total Fixed Income Securities (Cost $3,953)		4,039
	Shares (000)
Short-Term Investments (26.0%)
Securities held as Collateral on Loaned Securities (3.7%)
Investment Company (3.2%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G)	168,222	168
	Face Amount (000)
Repurchase Agreements (0.5%)
Barclays Capital, Inc., (0.10%, dated 9/30/15, due 10/1/15; proceeds $14; fully collateralized by a U.S. Government obligation; 3.13% due 8/15/44; valued at $14)	$14	14
BNP Paribas Securities Corp., (0.09%, dated 9/30/15, due 10/1/15; proceeds $10; fully collateralized by various U.S. Government agency securities; 0.00% - 7.25% due 11/5/15 - 10/11/33 and U.S. Government obligations; 0.00% - 1.88% due 10/15/15 - 9/30/17; valued at $10)	10	10
		24
Total Securities held as Collateral on Loaned Securities (Cost $192)		192
	Shares
Investment Company (4.2%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $218)	217,804	218
	Face Amount (000)
U.S. Treasury Securities (18.1%)
U.S. Treasury Bill
0.26%, 3/10/16 (e)(f)	$199	199
U.S. Treasury Note
0.38%, 1/31/16	750	751
Total U.S. Treasury Securities (Cost $950)		950
Total Short-Term Investments (Cost $1,360)		1,360
Total Investments (103.0%) (Cost $5,313) Including $514 of Securities Loaned (g)(h)		5,399
Liabilities in Excess of Other Assets (-3.0%)		(157)
Net Assets (100.0%)		$5,242

The accompanying notes are an integral part of the financial statements.
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Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Portfolio of Investments (cont'd)

Core Fixed Income Portfolio

(a)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2015.

(b)  Inverse Floating Rate Security — Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at September 30, 2015.

(c)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(d)  All or a portion of this security was on loan at September 30, 2015.

(e)  Rate shown is the yield to maturity at September 30, 2015.

(f)  All or a portion of the security was pledged to cover margin requirements for futures contracts and swap agreements.

(g)  Securities are available for collateral in connection with open futures contracts and swap agreements.

(h)  At September 30, 2015, the aggregate cost for Federal income tax purposes is approximately $5,313,000. The aggregate gross unrealized appreciation is approximately $185,000 and the aggregate gross unrealized depreciation is approximately $99,000 resulting in net unrealized appreciation of approximately $86,000.

IO  Interest Only.

MTN  Medium Term Note.

REMIC  Real Estate Mortgage Investment Conduit.

Futures Contracts:

The Portfolio had the following futures contracts open at September 30, 2015:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Long:
U.S. Treasury 2 yr. Note	1	$219	Dec-15	$— @
U.S. Treasury 5 yr. Note	3	362	Dec-15	2
U.S. Treasury Ultra Long Bond	16	2,566	Dec-15	35
Short:
U.S. Treasury 10 yr. Note	1	(129)	Dec-15	(2)
U.S. Treasury Long Bond	15	(2,360)	Dec-15	(44)
				$(9)

Credit Default Swap Agreements:

The Portfolio had the following credit default swap agreements open at September 30, 2015:

Swap Counterparty and Reference Obligation	Buy/Sell Protection	Notional Amount (000)	Pay/Receive Fixed Rate	Termination Date	Upfront Payment Paid (Received) (000)		Unrealized Appreciation (Depreciation) (000)	Value (000)	Credit Rating of Reference Obligation† (Unaudited)
Barclays Bank PLC Quest Diagnostics, Inc.	Buy	$250	1.00%	3/20/19	$5		$(9)	$(4)	BBB+
Barclays Bank PLC Yum! Brands, Inc.	Buy	250	1.00	12/20/18	(5)		— @	(5)	BBB
		$500			$—	@	$(9)	$(9)

Interest Rate Swap Agreements:

The Portfolio had the following interest rate swap agreements open at September 30, 2015:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Termination Date	Notional Amount (000)	Unrealized Depreciation (000)
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	1.73%	3/9/20	$200	$(4)
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	2.49	6/9/25	100	(5)
						$(9)

@  Value is less than $500.

†  Credit rating as issued by Standard & Poor's.

*  Cleared swap agreement, the broker is Morgan Stanley & Co., LLC.

LIBOR  London Interbank Offered Rate.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Portfolio of Investments (cont'd)

Core Fixed Income Portfolio

Portfolio Composition**

Classification	Percentage of Total Investments
Industrials	23.2%
Short-Term Investments	22.4
Agency Fixed Rate Mortgages	19.2
Finance	16.3
Other***	10.6
Collateralized Mortgage Obligations — Agency Collateral Series	8.3
Total Investments	100.0	%****

**  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of September 30, 2015.

***  Industries and/or investment types representing less than 5% of total investments.

****  Does not include open long/short futures contracts with an underlying face amount of approximately $5,636,000 with net unrealized depreciation of approximately $9,000. Does not include open swap agreements with net unrealized depreciation of approximately $18,000.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Core Fixed Income Portfolio

Statement of Assets and Liabilities	September 30, 2015 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $4,927)	$5,013
Investment in Security of Affiliated Issuer, at Value (Cost $386)	386
Total Investments in Securities, at Value (Cost $5,313)	5,399
Cash	13
Interest Receivable	38
Due from Adviser	33
Premium Paid on Open Swap Agreements	5
Receivable for Investments Sold	2
Unrealized Appreciation on Swap Agreements	—	@
Receivable from Affiliate	—	@
Receivable for Variation Margin on Swap Agreements	—	@
Other Assets	33
Total Assets	5,523
Liabilities:
Collateral on Securities Loaned, at Value	205
Payable for Professional Fees	26
Unrealized Depreciation on Swap Agreements	9
Payable for Trustees' Fees and Expenses	7
Premium Received on Open Swap Agreements	5
Payable for Custodian Fees	4
Payable for Variation Margin on Futures Contracts	3
Payable for Sub Transfer Agency Fees — Class I	2
Payable for Sub Transfer Agency Fees — Class A	—	@
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Payable for Administration Fees	—	@
Other Liabilities	19
Total Liabilities	281
Net Assets	$5,242
Net Assets Consist Of:
Paid-in-Capital	$41,614
Accumulated Undistributed Net Investment Income	176
Accumulated Net Realized Loss	(36,607)
Unrealized Appreciation (Depreciation) on:
Investments	86
Futures Contracts	(9)
Swap Agreements	(18)
Net Assets	$5,242

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Core Fixed Income Portfolio

Statement of Assets and Liabilities (cont'd)	September 30, 2015 (000)
CLASS I:
Net Assets	$4,790
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	481,118
Net Asset Value, Offering and Redemption Price Per Share	$9.96
CLASS A:
Net Assets	$329
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	32,817
Net Asset Value, Redemption Price Per Share	$10.01
Maximum Sales Load	4.25%
Maximum Sales Charge	$0.44
Maximum Offering Price Per Share	$10.45
CLASS L:
Net Assets	$49
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	4,904
Net Asset Value, Offering and Redemption Price Per Share	$9.99
CLASS C:
Net Assets	$74
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	7,404
Net Asset Value, Offering and Redemption Price Per Share	$9.97
(1) Including: Securities on Loan, at Value:	$514

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Core Fixed Income Portfolio

Statement of Operations	Year Ended September 30, 2015 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$376
Income from Securities Loaned — Net	2
Dividends from Security of Affiliated Issuer (Note G)	1
Total Investment Income	379
Expenses:
Professional Fees	113
Advisory Fees (Note B)	47
Registration Fees	41
Custodian Fees (Note F)	29
Pricing Fees	11
Administration Fees (Note C)	10
Shareholder Reporting Fees	9
Transfer Agency Fees — Class I (Note E)	3
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	1
Shareholder Services Fees — Class A (Note D)	1
Distribution and Shareholder Services Fees — Class L (Note D)	— @
Distribution and Shareholder Services Fees — Class C (Note D)	— @
Trustees' Fees and Expenses	1
Sub Transfer Agency Fees — Class A	— @
Sub Transfer Agency Fees — Class L	— @
Other Expenses	7
Total Expenses	277
Expenses Reimbursed by Adviser (Note B)	(169)
Waiver of Advisory Fees (Note B)	(47)
Reimbursement of Class Specific Expenses — Class A (Note B)	(2)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Rebate from Morgan Stanley Affiliate (Note G)	(1)
Net Expenses	55
Net Investment Income	324
Realized Gain (Loss):
Investments Sold	237
Futures Contracts	(12)
Swap Agreements	(78)
Net Realized Gain	147
Change in Unrealized Appreciation (Depreciation):
Investments	(326)
Futures Contracts	(7)
Swap Agreements	(31)
Net Change in Unrealized Appreciation (Depreciation)	(364)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(217)
Net Increase in Net Assets Resulting from Operations	$107

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Core Fixed Income Portfolio

Statements of Changes in Net Assets	Year Ended September 30, 2015 (000)	Year Ended September 30, 2014 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$324	$1,046
Net Realized Gain	147	891
Net Change in Unrealized Appreciation (Depreciation)	(364)	145
Net Increase in Net Assets Resulting from Operations	107	2,082
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(497)	(1,206)
Class A:
Net Investment Income	(9)	(12)
Class L:
Net Investment Income	(1)	(— @)
Class C:
Net Investment Income	(— @)*	—
Total Distributions	(507)	(1,218)
Capital Share Transactions:(1)
Class I:
Subscribed	319	11,931
Distributions Reinvested	148	1,125
Redeemed	(9,639)	(48,180)
Class A:
Subscribed	258	100
Distributions Reinvested	8	12
Redeemed	(71)	(497)
Class L:
Subscribed	45	33
Distributions Reinvested	1	— @
Redeemed	(5)	(33)
Class C:
Subscribed	75 *	—
Distributions Reinvested	— @*	—
Net Decrease in Net Assets Resulting from Capital Share Transactions	(8,861)	(35,509)
Total Decrease in Net Assets	(9,261)	(34,645)
Net Assets:
Beginning of Period	14,503	49,148
End of Period (Including Accumulated Undistributed Net Investment Income of $176 and $356)	$5,242	$14,503
(1) Capital Share Transactions:
Class I:
Shares Subscribed	31	1,176
Shares Issued on Distributions Reinvested	15	113
Shares Redeemed	(972)	(4,736)
Net Decrease in Class I Shares Outstanding	(926)	(3,447)
Class A:
Shares Subscribed	25	11
Shares Issued on Distributions Reinvested	1	1
Shares Redeemed	(7)	(49)
Net Increase (Decrease) in Class A Shares Outstanding	19	(37)
Class L:
Shares Subscribed	4	3
Shares Issued on Distributions Reinvested	— @@	— @@
Shares Redeemed	(— @@)	(3)
Net Increase (Decrease) in Class L Shares Outstanding	4	(— @@)
Class C:
Shares Subscribed	7 *	—
Shares Issued on Distributions Reinvested	— @@*	—
Net Increase in Class C Shares Outstanding	7 *	—

*  For the period April 30, 2015 through September 30, 2015.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Financial Highlights

Core Fixed Income Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.20	$10.02	$10.50	$10.08	$9.96
Income (Loss) from Investment Operations:
Net Investment Income†	0.26	0.28	0.26	0.29	0.34
Net Realized and Unrealized Gain (Loss)	(0.15)	0.21	(0.42)	0.48	0.08
Total from Investment Operations	0.11	0.49	(0.16)	0.77	0.42
Distributions from and/or in Excess of:
Net Investment Income	(0.35)	(0.31)	(0.32)	(0.35)	(0.30)
Net Asset Value, End of Period	$9.96	$10.20	$10.02	$10.50	$10.08
Total Return++	1.12%	4.97%	(1.57)%	7.83%	4.34%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,790	$14,350	$48,620	$57,013	$63,866
Ratio of Expenses to Average Net Assets (1)	0.43%+	0.49%+	0.49%+	0.49%+	0.50%+
Ratio of Net Investment Income to Average Net Assets (1)	2.59%+	2.81%+	2.57%+	2.80%+	3.43%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.01%	0.01%	0.01%	0.00%§
Portfolio Turnover Rate	104%	172%	187%	216%	234%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.15%	1.47%	1.16%	0.97%	0.99%
Net Investment Income to Average Net Assets	0.87%	1.83%	1.90%	2.32%	2.94%

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Financial Highlights

Core Fixed Income Portfolio

	Class A
	Year Ended September 30,
Selected Per Share Data and Ratios	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.27	$10.07	$10.56	$10.14	$10.01
Income (Loss) from Investment Operations:
Net Investment Income†	0.21	0.25	0.24	0.23	0.31
Net Realized and Unrealized Gain (Loss)	(0.15)	0.21	(0.43)	0.52	0.09
Total from Investment Operations	0.06	0.46	(0.19)	0.75	0.40
Distributions from and/or in Excess of:
Net Investment Income	(0.32)	(0.26)	(0.30)	(0.33)	(0.27)
Net Asset Value, End of Period	$10.01	$10.27	$10.07	$10.56	$10.14
Total Return++	0.58%	4.61%	(1.89)%	7.55%	4.11%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$329	$143	$518	$330	$44
Ratio of Expenses to Average Net Assets (1)	0.84%+	0.84%+	0.75%+^	0.74%+	0.75%+
Ratio of Net Investment Income to Average Net Assets (1)	2.08%+	2.46%+	2.32%+^	2.25%+	3.18%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.01%	0.01%	0.01%	0.00%§
Portfolio Turnover Rate	104%	172%	187%	216%	234%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.23%	2.15%	1.44%	1.33%	1.24%
Net Investment Income (Loss) to Average Net Assets	(0.31)%	1.15%	1.63%	1.66%	2.69%

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.85% for Class A shares. Prior to September 16, 2013, the maximum ratio was 0.75% for Class A shares.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Financial Highlights

Core Fixed Income Portfolio

	Class L
	Year Ended September 30,				Period from April 27, 2012^ to
Selected Per Share Data and Ratios	2015	2014	2013		September 30, 2012
Net Asset Value, Beginning of Period	$10.24	$10.07	$10.55		$10.29
Income (Loss) from Investment Operations:
Net Investment Income†	0.18	0.22	0.27		0.06
Net Realized and Unrealized Gain (Loss)	(0.15)	0.21	(0.48)		0.27
Total from Investment Operations	0.03	0.43	(0.21)		0.33
Distributions from and/or in Excess of:
Net Investment Income	(0.28)	(0.26)	(0.27)		(0.07)
Net Asset Value, End of Period	$9.99	$10.24	$10.07		$10.55
Total Return++	0.31%	4.34%	(2.05)%		3.23	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$49	$10	$10		$10
Ratio of Expenses to Average Net Assets (1)	1.09%+	1.09%+	1.00	%+^^	0.99	%+*
Ratio of Net Investment Income to Average Net Assets (1)	1.76%+	2.21%+	2.41	%+^^	1.45	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.01%	0.01%		0.01	%*
Portfolio Turnover Rate	104%	172%	187%		216	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	7.59%	14.10%	2.21%		1.58	%*
Net Investment Income (Loss) to Average Net Assets	(4.74)%	(10.80)%	1.20%		0.86	%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.10% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.00% for Class L shares.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Financial Highlights

Core Fixed Income Portfolio

	Class C
Selected Per Share Data and Ratios	Period from April 30, 2015^ to September 30, 2015
Net Asset Value, Beginning of Period	$10.22
Income (Loss) from Investment Operations:
Net Investment Income†	0.03
Net Realized and Unrealized Loss	(0.22)
Total from Investment Operations	(0.19)
Distributions from and/or in Excess of:
Net Investment Income	(0.06)
Net Asset Value, End of Period	$9.97
Total Return++	(1.84	)%#
Ratios and Supplemental Data:
Net Assets, End of Period, (Thousands)	$74
Ratios of Expenses to Average Net Assets (1)	1.59	%+*
Ratio of Net Investment Income to Average Net Assets(1)	0.70	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*
Portfolio Turnover Rate	104	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	5.48	%*
Net Investment Loss to Average Net Assets	(3.19	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust (''MSIFT" or the "Fund'') is registered under the Investment Company Act of 1940, as amended (the "Act''), as an open-end management investment company. The Fund is comprised of nine separate, active portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance. All Portfolios are considered diversified for purposes of the Act.

The accompanying financial statements relate to the Core Fixed Income Portfolio. The Portfolio seeks above-average total return over a market cycle of three to five years. The Portfolio offers four classes of shares — Class I, Class A, Class L and Class C.

On April 30, 2015, the Portfolio commenced offering Class C shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service approved by the Fund's Board of Trustees (the "Trustees"). The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolios securities valued by such pricing service; (2) futures are valued at the latest price published by the commodities exchange on which they trade; (3) swaps are marked-to-market daily based upon quotations from market makers; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the

Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day; and (6) short-term taxable debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such price does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser. Other taxable short-term debt securities with maturities of more than 60 days will be valued on a mark-to-market basis until such time as they reach a maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Adviser determines such price does not reflect the securities' fair value, in which case these securities will be valued at their fair market value as determined by the Adviser.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Notes to Financial Statements (cont'd)

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of September 30, 2015.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Fixed Rate Mortgages	$—	$998	$—	$998
Asset-Backed Security	—	202	—	202
Collateralized Mortgage Obligations — Agency Collateral Series	—	434	—	434
Corporate Bonds	—	2,212	—	2,212
U.S. Treasury Security	—	193	—	193
Total Fixed Income Securities	—	4,039	—	4,039

20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Short-Term Investments
Investment Company	$386	$—	$—	$386
Repurchase Agreements	—	24	—	24
U.S Treasury Securities	—	950	—	950
Total Short-Term Investments	386	974	—	1,360
Futures Contracts	37	—	—	37
Credit Default Swap Agreement	—	— @	—	— @
Total Assets	423	5,013	—	5,436
Liabilities:
Futures Contracts	(46)	—	—	(46)
Credit Default Swap Agreement	—	(9)	—	(9)
Interest Rate Swap Agreements	—	(9)	—	(9)
Total Liabilities	(46)	(18)	—	(64)
Total	$377	$4,995	$—	$5,372

@  Value is less than $500

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of September 30, 2015, the Portfolio did not have any investments transfer between investment levels.

3.  Repurchase Agreements: The Portfolio may enter into repurchase agreements under which the Portfolio lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Portfolio takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Portfolio, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Notes to Financial Statements (cont'd)

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Portfolio's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with which the Portfolio has open positions in the futures contract.

Swaps: The Portfolio may enter into over-the-counter ("OTC") swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Portfolio's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Portfolio or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

The Portfolio's use of swaps during the period included those based on the credit of an underlying security commonly referred to as "credit default swaps." The Portfolio may be either the buyer or seller in a credit default swap. Where the Portfolio is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Portfolio would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Portfolio is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event by the issuer of the referenced debt obligation. The use of credit default swaps could result in losses to the Portfolio if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional

22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Notes to Financial Statements (cont'd)

amount of the swap agreement and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The Portfolio's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the swap agreement.

The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When the Portfolio has an unrealized loss on a swap agreement, the Portfolio has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Statement of Assets and Liabilities.

Upfront payments received or paid by the Portfolio will be reflected as an asset or liability, respectively, in the Statement of Assets and Liabilities.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following tables set forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of September 30, 2015.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	$37	(a)
Swap Agreement	Unrealized Appreciation on Swap Agreement	Credit Risk	—	@
Total			$37
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	$(46	)(a)
Swap Agreement	Unrealized Depreciation on Swap Agreement	Credit Risk	(9)
Swap Agreements	Variation Margin on Swap Agreements	Interest Rate Risk	(9	)(a)
Total			$(64)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

@ Amount is less than $500.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended September 30, 2015 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Interest Rate Risk	Futures Contracts	$(12)
Credit Risk	Swap Agreements	(5)
Interest Rate Risk	Swap Agreements	(73)
	Total	$(90)

23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Notes to Financial Statements (cont'd)

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Interest Rate Risk	Futures Contracts	$(7)
Credit Risk	Swap Agreements	(3)
Interest Rate Risk	Swap Agreements	(28)
	Total	$(38)

At September 30, 2015, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(b)	Assets(c) (000)		Liabilities(c) (000)
Swap Agreements	$—	@	$(9)

(b) Excludes exchange traded derivatives

(c) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

@ Amount is less than $500.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master

Agreement, the return of collateral with market value in excess of the Portfolio's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of September 30, 2015.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)			Collateral Pledged (000)	Net Amount (not less than $0) (000)
Barclays Bank PLC	$— @	$	(—	@)	$—	$0
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)			Collateral Pledged (000)	Net Amount (not less than $0) (000)
Barclays Bank PLC	$9	$	(—	@)	$—	$9

@ Amount is less than $500.

For the year ended September 30, 2015, the approximate average monthly amount outstanding for each derivative type is as follows:

Futures Contracts:
Average monthly original value	$9,622,000
Swap Agreements:
Average monthly notional amount	$4,372,000

5.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and

24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Notes to Financial Statements (cont'd)

compensation to the lending agent, and is recorded as "Income from Securities Loaned-Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents securities on loan that are subject to enforceable netting arrangements as of September 30, 2015.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$514	(d)	$—	$(514	)(e)(f)	$0

(d) Represents market value of loaned securities at period end.

(e) The Portfolio received cash collateral of approximately $205,000, of which approximately $192,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of September 30, 2015, there was uninvested cash of approximately $13,000, which is not reflected in the Portfolio of Investments. In addition, the Portfolio received non-cash collateral of approximately $323,000 in the form of U.S. Government agency securities and U.S. Government obligations, which the Portfolio cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(f) The actual collateral received is greater than the amount shown here due to overcollateralization.

6.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses -distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.375% of the daily net assets of the Portfolio.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.50% for Class I shares, 0.85% for Class A shares, 1.10% for Class L shares and 1.60% for Class C shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time that the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended September 30, 2015, approximately $47,000 of advisory fees were waived and approximately $174,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Notes to Financial Statements (cont'd)

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.25% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended September 30, 2015, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $2,601,000 and $5,402,000, respectively. For the year ended September 30, 2015, purchases and sales of long-term U.S. Government securities were approximately $8,965,000 and $14,807,000, respectively.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended September 30, 2015, advisory fees paid were reduced by approximately $1,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended September 30, 2015 is as follows:

Value September 30, 2014 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value September 30, 2015 (000)
$1,889	$12,105	$13,608	$1	$386

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued

26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Notes to Financial Statements (cont'd)

based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended September 30, 2015, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2015 and 2014 was as follows:

2015 Distributions Paid From: Ordinary Income (000)	2014 Distributions Paid From: Ordinary Income (000)
$507	$1,218

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to basis adjustments for swap transactions and paydown adjustments, resulted in the following reclassifications among the components of net assets at September 30, 2015:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$3	$(3)	$—

At September 30, 2015, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$168	$—

At September 30, 2015, the Portfolio had available for Federal income tax purposes unused capital losses, which will expire on the indicated dates:

Amount (000)	Expiration
$33,234	September 30, 2017
3,319	September 30, 2018

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended September 30, 2015, the Portfolio utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $195,000.

Capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended September 30, 2015, the Portfolio deferred to October 1, 2015 for U.S. Federal income tax purposes the following losses:

Post-October Currency And Specified Ordinary Losses (000)	Post-October Capital Losses (000)
$—	$63

I. Other: At September 30, 2015, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 87.5%.

27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Core Fixed Income Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Core Fixed Income Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund Trust) (the "Portfolio") as of September 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Core Fixed Income Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund Trust) at September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 25, 2015

28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Adviser under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Portfolio. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolio

The Board reviewed the performance, fees and expenses of the Portfolio compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Portfolio. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2014, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Portfolio's performance was better than its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Portfolio relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Portfolio's total expense ratio. The Board noted that the Portfolio's management fee and total expense ratio were lower than its peer group average. After discussion, the Board concluded that the Portfolio's (i) performance was competitive with its peer group average; and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Portfolio and how that relates to the Portfolio's total expense ratio and particularly the Portfolio's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Portfolio and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Portfolio supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Portfolio and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

29

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Portfolio and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Portfolio and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolio to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

30

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

31

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

32

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

• Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

33

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				96

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA of the USA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity J Street Cup Golf ; Trustee of Fairhaven United Methodist Church.

Kathleen A. Dennis (62) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	96	Director of various nonprofit organizations.
Nancy C. Everett (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since January 2015	Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	96

Member of Virginia Commonwealth University Board of Visitors; Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

34

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Independent Trustee***
Jakki L. Haussler (58) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	96

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Member, University of Cincinnati Foundation Investment Committee; formerly, Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (66) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	98	Director of NVR, Inc. (home construction).
Joseph J. Kearns (73) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	99	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

35

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				96	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (79) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Trustee	Chair of the Boards since July 2006 and Trustee since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	98	None.
W. Allen Reed (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	96	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (83) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	99	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-December 2012).

36

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Trustee and Officer Information (unaudited) (cont'd)

Interested Trustee:

Name, Age and Address of Interested Trustee	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee***
James F. Higgins (67) One New York Plaza, New York, NY 10004	Trustee	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	97

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2014) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

37

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (52) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006) and Global Portfolio Analysis and Reporting (since 2012); for MSIM's Long Only business.

Stefanie V. Chang Yu (48) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (50) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (50) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (48) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and has qualified.

38

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund Trust, which describes in detail each Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

39

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2015 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTFXDINCANN
1333135 EXP 11.30.16

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund Trust

Core Plus Fixed Income Portfolio

Annual Report

September 30, 2015

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	16
Statement of Operations	18
Statements of Changes in Net Assets	19
Financial Highlights	20
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	35
Investment Advisory Agreement Approval	36
U.S. Privacy Policy	38
Trustee and Officer Information	41

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Core Plus Fixed Income Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2015

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Expense Example (unaudited)

Core Plus Fixed Income Portfolio

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2015 and held for the entire six-month period (unless otherwise noted).

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/15	Actual Ending Account Value 9/30/15	Hypothetical Ending Account Value	Actual Expenses Paid During Period		Hypothetical Expenses Paid During Period		Net Expense Ratio During Period***
Core Plus Fixed Income Portfolio Class I	$1,000.00	$983.20	$1,022.51	$2.54	*	$2.59	*	0.51%
Core Plus Fixed Income Portfolio Class A	1,000.00	981.50	1,020.76	4.27	*	4.36	*	0.86
Core Plus Fixed Income Portfolio Class L	1,000.00	980.40	1,019.50	5.51	*	5.62	*	1.11
Core Plus Fixed Income Portfolio Class C	1,000.00	979.80	1,014.21	6.68	**	6.80	**	1.61

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 183/365 (to reflect the most recent one-half year period).

**  Expenses are calculated using the Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 153/365 (to reflect the actual days in the period).

***  Annualized.

3

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Investment Overview (unaudited)

Core Plus Fixed Income Portfolio

The Core Plus Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years.

Performance

For the fiscal year ended September 30, 2015, the Portfolio's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 1.15%, net of fees. The Portfolio's Class I shares underperformed against the Portfolio's benchmark the Barclays U.S. Aggregate Index (the "Index"), which returned 2.94%.

Factors Affecting Performance

•  Concerns over central bank policy around the world and global issues, such as Greece's debt crisis and China's economic slowdown, kept bond markets fairly turbulent during the period. Risk premia rose substantially in the latter months of the period and asset prices suffered. The rise in risk premia was driven by a continued tightening of financial conditions, catalyzed by a devaluation of the Chinese currency in August. This tightening of financial conditions resulted in falling business confidence and generally weaker-than-expected economic data. These factors drove "risk-off" sentiment and led to a widening of credit spreads, an equity market sell-off and a rally in U.S. Treasuries. Furthermore, to the surprise of many, the Federal Reserve (Fed) kept interest rates unchanged and delivered a more dovish-than-expected policy statement at its September 2015 meeting. As an unintended consequence, markets increasingly worried that the negative impact on the U.S. economy's growth dynamics would warrant a ratcheting down of global growth expectations. This fear drove risk premia even higher. The Fed has communicated that its decision to hike rates will be data dependent, which implies some uncertainty on whether a hike will happen this year. Only with a material recovery in labor market indicators over the next few months would a rate hike likely occur this year.

•  Despite a general increase in yields in first half of the period, over the full 12-month period, 5-, 10-, and 30-year Treasury yields ended 41, 36 and 34 basis points lower, respectively.(i) U.S. 2-year yields ended the period relatively flat at 2 basis points higher.

•  Recovering from a volatile fourth quarter of 2014, high yield credit started 2015 on a positive note, as one of the few fixed income sectors to have positive performance in the first quarter of 2015. However, amid economic and geopolitical worries, the U.S. credit markets endured record amounts of new issuance, which eventually pressured yield spreads wider (and prices lower, as bond prices move inversely to yields). Over the course of 2015, credit spreads in all markets have widened materially and are currently at levels which are typically only seen in periods of economic recession or systemic stress. The spreads observable in the investment grade markets include a material risk premium, and spreads in the high yield market are compensating for a significant uptick in defaults. While it is clear that certain emerging markets are seeing a material risk of recession, the consensus is for the developed world to see moderate growth over the coming year. We believe this growth backdrop, combined with low inflation, is likely to lead to ongoing accommodative monetary policy from the central banks around the world, which should keep defaults low and support credit markets.

•  Another driver of credit spreads is the technical balance between supply and demand. Supply volume has been elevated across many of the credit markets. This has been most apparent in the U.S. investment grade market, where a combination of increased merger and acquisition activity and the fear that an interest rate tightening cycle could increase the future cost of long-term debt financing has caused corporate treasurers to turn to the bond markets. As a result, year-to-date new issue volumes have been running at record pace. This is to a lesser extent also true in the U.S. high yield and European investment grade markets. Along with this high level of issuance, demand has been muted as many yield-oriented investors are awaiting higher yields before committing capital to the market. This mismatch between supply and demand has resulted in a higher liquidity premium, which has contributed to the wider credit spreads.

(i)  Source for U.S. Treasury yields: Bloomberg L.P.

4

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Investment Overview (unaudited) (cont'd)

Core Plus Fixed Income Portfolio

•  Despite widening in the latter part of the period, agency mortgage-backed securities (MBS) spreads remain historically expensive. Mortgage rates and prepayment speeds have been range-bound, helping support performance so far, but with the possibility of a Fed rate hike in the coming months, volatility and absolute rate levels could rise and MBS duration extension concerns could return. There is also the additional risk that at some point in 2016 the Fed could end their MBS purchase program, whereby it has been buying 25% to 30% of all new origination.

•  Prior to September, non-agency MBS prices had been resilient to broader credit market declines and had traded more as a function of the strong U.S. housing market. However, prices finally began to weaken as relative spread differences became more pronounced at the end of September. In contrast to the price declines, the fundamental market conditions underlying the non-agency MBS market remain very strong. Home prices rose 0.6% in July (down 0.2% on a seasonally adjusted basis), and were up 5.0% year-on-year from July 2014.(ii) New home sales were up 5.7% in August and up 21.6% from August 2014.(iii) Existing home sales were down 1.4% in August, predominantly due to lack of supply, but were still up 6.1% from August 2014.(iv) The volume of outstanding homes for sale fell to a 4.7-month supply based on current sales volumes, down from 5.0-month supply in July and well below the six-month supply that is historically associated with a balanced housing market.(iii) The U.S. homebuilder confidence index climbed to the highest level since November 2005 as housing supply is historically low and housing demand is steadily improving.(v) U.S. household formation was up 2.25 million year-on-year as of June, roughly double the long-term average of roughly 1.15 million per year.(iii) Household formation had been depressed and substantially below historical norms for most for the past seven years, and we are now seeing some of this pent-up demand enter the market. Mortgage performance remains positive. Mortgage defaults were essentially unchanged in August at 0.8%, down 0.1% from August 2014 and well below the nearly 6% level in 2009.(vi)

•  Commercial mortgage-backed securities (CMBS) spreads also widened significantly in the latter half of the period. Fundamentally, the CMBS sector remains healthy. Retail sales continue to climb, with August numbers up 0.2% from July and up 2.2% from August 2014.(iii) Consumer confidence rose in September to the second highest level in the past eight years.(vii) Hotel occupancy rates are at their highest levels in more than 15 years, exceeding 65% occupancy so far in 2015.(viii) For comparison, the previous credit cycle peak of 2004-2006 averaged roughly 63% occupancy. These high occupancy rates are boosting the performance of the hotel sector of CMBS. The improving economy and employment numbers are also helping reduce office space vacancies. National office vacancy rates fell by 0.4% to 13.5% in the second quarter of 2015 and are expected to fall further this year.(ix) Office rental rates increased at roughly 1.1% in the second quarter of 2015, and this pace of increase is expected to continue based on the declining vacancy rates.(ix)

Management Strategies

•  Throughout the period, the Portfolio was positioned with exposure to the investment grade credit sector, primarily focused on financials, and to the high yield credit sector, as we believe valuations relative to fundamentals have been attractive in these segments. These positions detracted from performance during the period as volatility in global markets pushed spreads wider.

•  The Portfolio also had allocations to non-agency mortgages and CMBS. Non-agency mortgage positions added to performance during the period as the sector remained mostly immune to global volatility; however, CMBS positioning detracted from performance.

(ii)  S&P/Case-Shiller 20-City Composite Home Price Index, an index gauging the value of residential real estate in 20 major U.S. metropolitan areas.

(iii)  U.S. Census Bureau

(iv)  National Association of Realtors

(v)  National Association of Home Builders

(vi)  S&P/Experian First Mortgage Default Index, an index measuring default rates across first mortgages

(vii)  The Conference Board

(viii)  Statistica.com

(ix)  CBRE Group, Inc.

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Investment Overview (unaudited) (cont'd)

Core Plus Fixed Income Portfolio

•  With regard to interest rate strategy, the Portfolio is positioned using futures and interest rate swaps to be underweight duration at the intermediate part of the yield curve. This detracted from relative performance as rates fell during the period.

•  We continue being overweight spread product (non-government bonds) as we believe the yield advantage could provide attractive returns over the near term.

*  Minimum Investment

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, Class L and Class C shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

Performance Compared to the Barclays U.S. Aggregate Index(1) and the Lipper Core Plus Bond Funds Index(2)

	Period Ended September 30, 2015 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Portfolio — Class I Shares w/o sales charges(4)	1.15%	4.50%	3.41%	7.24%
Portfolio — Class A Shares w/o sales charges(5)	0.90	4.21	3.14	4.58
Portfolio — Class A Shares with maximum 4.25% sales charges(5)	–3.39	3.31	2.69	4.34
Portfolio — Class L Shares w/o sales charges(6)	0.59	—	—	3.28
Portfolio — Class C Shares w/o sales charges(7)	—	—	—	–2.02
Portfolio — Class C Shares with maximum 1.00% deferred sales charges(7)	—	—	—	–3.00
Barclays U.S. Aggregate Index	2.94	3.10	4.64	7.35
Lipper Core Plus Bond Funds Index	1.14	3.71	5.10	—

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. Returns for period less than one year are not annualized. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)  The Barclays U.S. Aggregate Index tracks the performance of U.S. government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Core Plus Bond Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Core Plus Bond Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Core Plus Bond Funds classification.

(3)  Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower.

(4)  Commenced operations on November 14, 1984.

(5)  Commenced operations on November 7, 1996.

(6)  Commenced operations on April 27, 2012.

(7)  Commenced operations on April 30, 2015.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Portfolio, not the inception of the Indexes.

6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Portfolio of Investments

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (99.8%)
Agency Adjustable Rate Mortgage (0.5%)
Federal National Mortgage Association, Conventional Pool 2.41%, 5/1/35	$959	$1,018
Agency Fixed Rate Mortgages (20.1%)
Federal Home Loan Mortgage Corporation,
Gold Pools:
3.50%, 1/1/44	1,220	1,275
5.41%, 2/1/37 - 8/1/37	63	70
5.44%, 1/1/37 - 6/1/38	158	175
5.46%, 5/1/37 - 4/1/38	140	154
5.48%, 8/1/37 - 10/1/37	160	177
5.50%, 8/1/37 - 4/1/38	173	191
5.52%, 9/1/37 - 1/1/38	42	46
5.62%, 12/1/36 - 7/1/38	120	133
6.00%, 10/1/36 - 8/1/38	486	547
6.50%, 3/1/16 - 8/1/33	246	282
7.00%, 6/1/28 - 11/1/31	62	65
November TBA:
3.00%, 11/1/45 (a)	870	877
3.50%, 11/1/45 (a)	5,900	6,126
4.00%, 11/1/45 (a)	4,647	4,938
Federal National Mortgage Association,
Conventional Pools:
3.00%, 5/1/30 - 4/1/45	1,907	1,955
3.50%, 4/1/29	782	827
4.00%, 11/1/41 - 7/1/43	5,303	5,683
4.50%, 3/1/41 - 11/1/44	2,869	3,174
5.00%, 3/1/41	473	524
5.50%, 6/1/35 - 1/1/37	144	162
5.62%, 12/1/36	35	40
6.50%, 11/1/23 - 1/1/34	2,021	2,316
7.00%, 11/1/17 - 1/1/34	349	381
9.50%, 4/1/30	292	340
November TBA:
4.50%, 11/1/45 (a)	2,061	2,233
October TBA:
3.00%, 10/1/30 (a)	506	527
3.50%, 10/1/30 (a)	84	89
Government National Mortgage Association,
October TBA:
3.50%, 10/20/45(a)	4,831	5,060
Various Pools:
3.50%, 12/15/43	798	840
4.00%, 8/20/41 - 3/20/43	1,180	1,266
5.48%, 9/20/37	10	11
5.56%, 7/20/37	22	24
		40,508
Asset-Backed Securities (4.7%)
American Homes 4 Rent
6.07%, 10/17/45 (b)	500	511
	Face Amount (000)		Value (000)
CAM Mortgage LLC
3.38%, 7/15/64 (b)	$727		$729
ContiMortgage Home Equity Loan Trust
8.10%, 8/15/25	30		29
CVS Pass-Through Trust
6.04%, 12/10/28	419		474
Invitation Homes Trust
4.96%, 8/17/32 (b)(c)	997		1,003
Mid-State Trust IV
8.33%, 4/1/30	13		13
Nationstar HECM Loan Trust,
3.84%, 5/25/18 (b)	568		572
7.50%, 11/25/17 (b)	739		746
RMAT LLC
4.83%, 6/25/35 (b)	1,039		1,041
Silver Bay Realty Trust
3.76%, 9/17/31 (b)(c)	700		679
Skopos Auto Receivables Trust
3.10%, 12/15/23 (b)	227		227
U-Haul S Fleet LLC
4.90%, 10/25/23 (b)	820		854
VOLT NPL X LLC
4.75%, 10/26/54 (b)	493		488
VOLT XIX LLC
5.00%, 4/25/55 (b)	300		302
VOLT XXII LLC
4.25%, 2/25/55 (b)	300		296
VOLT XXX LLC
4.75%, 10/25/57 (b)	400		400
VOLT XXXI LLC
4.50%, 2/25/55 (b)	400		397
VOLT XXXIII LLC
4.25%, 3/25/55 (b)	700		691
			9,452
Collateralized Mortgage Obligations — Agency Collateral Series (2.8%)
Federal Home Loan Mortgage Corporation,
3.72%, 6/25/48 (b)(c)	483		442
IO
0.81%, 1/25/21 (c)	9,408		236
IO REMIC
5.79%, 11/15/43 (c)	2,313		359
5.84%, 4/15/39 (c)	2,212		330
IO STRIPS
7.50%, 12/1/29	52		14
PAC REMIC
9.50%, 4/15/20	—	@	—	@
Federal National Mortgage Association,
IO
6.20%, 9/25/20 (c)	3,907		777
IO PAC REMIC
8.00%, 9/18/27	213		38

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Collateralized Mortgage Obligations — Agency Collateral Series (cont'd)
IO REMIC
6.00%, 7/25/33	$163	$37
IO STRIPS
6.50%, 9/25/29 - 12/25/29	839	174
8.00%, 4/25/24	217	29
8.50%, 10/25/25	74	17
9.00%, 11/25/26	67	17
REMIC
7.00%, 9/25/32	369	427
9.21%, 10/25/41 (c)(d)	125	129
63.37%, 9/25/20 (c)(d)	2	2
Government National Mortgage Association,
IO
3.50%, 5/20/43	2,077	426
5.00%, 2/16/41	483	97
5.84%, 11/16/40 (c)	2,887	538
5.89%, 7/16/33 (c)	3,942	377
5.93%, 6/20/43 (c)	1,708	275
6.01%, 3/20/43 (c)	1,165	204
6.28%, 5/20/40 (c)	1,402	263
IO PAC
5.93%, 10/20/41 (c)	3,892	454
		5,662
Commercial Mortgage-Backed Securities (7.6%)
Citigroup Commercial Mortgage Trust,
0.99%, 9/10/58 (c)	9,885	709
3.14%, 9/15/17 (b)(c)	800	754
COMM Mortgage Trust,
5.07%, 4/10/47 (b)(c)	883	817
5.21%, 8/10/46 (b)(c)	800	788
IO
0.42%, 7/10/45 (c)	16,078	192
1.17%, 10/10/47 (c)	4,702	260
1.45%, 7/15/47 (c)	4,240	302
Commercial Mortgage Pass-Through Certificates
4.76%, 2/10/47 (b)(c)	575	537
Commercial Mortgage Trust
5.48%, 3/10/39	450	467
CSMC Trust
4.36%, 3/15/17 (b)(c)	200	199
GS Mortgage Securities Trust,
4.93%, 8/10/46 (b)(c)	500	475
IO
1.02%, 9/10/47 (c)	5,939	326
HILT Mortgage Trust
3.95%, 7/15/29 (b)(c)	600	591
JP Morgan Chase Commercial Mortgage Securities Trust,
4.72%, 7/15/47 (b)(c)	1,135	996
5.46%, 12/12/43	600	611
IO
0.72%, 4/15/46 (c)	6,956	263
1.32%, 7/15/47 (c)	10,653	655
	Face Amount (000)	Value (000)
JPMBB Commercial Mortgage Securities Trust,
4.83%, 4/15/47 (b)(c)	$775	$700
IO
1.27%, 8/15/47 (c)	4,554	327
LB-UBS Commercial Mortgage Trust
6.45%, 9/15/45 (c)	550	574
Wells Fargo Commercial Mortgage Trust,
3.94%, 8/15/50 (b)	945	795
4.65%, 9/15/58 (b)(c)	471	416
WF-RBS Commercial Mortgage Trust,
3.43%, 6/15/45	966	1,016
3.80%, 11/15/47 (b)(c)	950	782
3.99%, 5/15/47 (b)	580	497
4.28%, 5/15/45 (b)(c)	425	394
5.15%, 9/15/46 (b)(c)	805	780
		15,223
Corporate Bonds (37.0%)
Finance (14.9%)
Abbey National Treasury Services PLC
3.05%, 8/23/18	490	506
ABN Amro Bank N.V.
4.25%, 2/2/17 (b)	600	622
ACE INA Holdings, Inc.
3.35%, 5/15/24	400	401
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust
3.75%, 5/15/19	380	374
Alexandria Real Estate Equities, Inc.
4.60%, 4/1/22	275	289
Ally Financial, Inc.,
3.25%, 2/13/18	10	10
4.13%, 3/30/20	500	496
American Campus Communities Operating Partnership LP
3.75%, 4/15/23	250	247
American International Group, Inc.
4.88%, 6/1/22	275	304
Banco de Credito del Peru
6.13%, 4/24/27 (b)(c)	400	414
Bank of America Corp.,
MTN
4.00%, 1/22/25	830	815
4.20%, 8/26/24	225	225
4.25%, 10/22/26	113	112
5.00%, 1/21/44	180	190
Bank of New York Mellon Corp. (The),
MTN
3.65%, 2/4/24	400	417
Barclays Bank PLC
3.75%, 5/15/24 (e)	475	481
BNP Paribas SA,
5.00%, 1/15/21	175	197
MTN
4.25%, 10/15/24 (e)	200	199

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Finance (cont'd)
Boston Properties LP
3.80%, 2/1/24	$175	$178
BPCE SA
5.15%, 7/21/24 (b)(e)	600	611
Brookfield Asset Management, Inc.
5.80%, 4/25/17	235	249
Capital One Bank, USA NA
3.38%, 2/15/23	366	357
Capital One Financial Corp.
2.45%, 4/24/19	150	150
Citigroup, Inc.,
4.45%, 9/29/27	100	100
5.50%, 9/13/25	325	354
6.68%, 9/13/43	120	147
8.13%, 7/15/39	175	252
CNOOC Finance 2013 Ltd.
3.00%, 5/9/23	540	507
Commonwealth Bank of Australia
5.00%, 3/19/20 (b)(e)	300	335
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
3.95%, 11/9/22	650	654
Credit Agricole SA,
3.88%, 4/15/24 (b)(e)	500	518
7.88%, 1/29/49 (b)(c)(f)	200	200
Credit Suisse AG
6.50%, 8/8/23 (b)	425	459
DBS Group Holdings Ltd.
2.25%, 7/16/19 (b)(e)	525	529
Discover Bank
7.00%, 4/15/20	250	290
Discover Financial Services
3.95%, 11/6/24	300	296
Five Corners Funding Trust
4.42%, 11/15/23 (b)	500	524
General Electric Capital Corp.,
MTN
5.88%, 1/14/38	235	294
Series G
6.00%, 8/7/19	694	803
Genworth Holdings, Inc.
7.20%, 2/15/21	200	201
Goldman Sachs Group, Inc. (The),
6.75%, 10/1/37	490	586
MTN
4.80%, 7/8/44	175	178
Goodman Funding Pty Ltd.
6.38%, 4/15/21 (b)	425	489
Hartford Financial Services Group, Inc. (The)
5.50%, 3/30/20	645	726
HBOS PLC,
Series G
6.75%, 5/21/18 (b)	813	898
	Face Amount (000)	Value (000)
Healthcare Trust of America Holdings LP
3.70%, 4/15/23	$350	$344
HSBC Finance Corp.
6.68%, 1/15/21	420	492
HSBC Holdings PLC,
4.25%, 3/14/24	200	199
6.38%, 12/29/49 (c)(f)	200	192
HSBC USA, Inc.
3.50%, 6/23/24 (e)	225	229
ING Bank N.V.
5.80%, 9/25/23 (b)	520	565
ING Groep N.V.
6.00%, 4/16/20 (c)(e)(f)	200	197
Intesa Sanpaolo SpA
5.25%, 1/12/24	410	438
Jefferies Finance LLC/JFIN Co-Issuer Corp.
7.38%, 4/1/20 (b)	380	368
JPMorgan Chase & Co.,
3.13%, 1/23/25	950	918
4.13%, 12/15/26	300	299
4.63%, 5/10/21	380	414
Liberty Mutual Group, Inc.
4.85%, 8/1/44 (b)	150	146
Lloyds Bank PLC
6.50%, 9/14/20 (b)	400	462
Macquarie Bank Ltd.
6.63%, 4/7/21 (b)	490	550
Nationwide Building Society,
3.90%, 7/21/25 (b)	200	205
6.25%, 2/25/20 (b)	645	757
PNC Financial Services Group, Inc. (The)
3.90%, 4/29/24 (e)	210	213
Principal Financial Group, Inc.
1.85%, 11/15/17	575	579
QBE Capital Funding III Ltd.
7.25%, 5/24/41 (b)(c)	550	615
Realty Income Corp.
3.25%, 10/15/22	400	391
Standard Chartered PLC
3.95%, 1/11/23 (b)	310	289
Swedbank AB
2.38%, 2/27/19 (b)	340	345
TD Ameritrade Holding Corp.
3.63%, 4/1/25	500	512
UBS Group Funding Co.
2.95%, 9/24/20 (b)	525	527
UnitedHealth Group, Inc.,
2.88%, 3/15/23 (e)	800	798
3.75%, 7/15/25	300	310
VEREIT, Inc.
3.00%, 8/1/18	525	499
WEA Finance LLC/Westfield UK & Europe Finance PLC
3.25%, 10/5/20 (b)(g)	450	455

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Finance (cont'd)
Wells Fargo & Co.,
4.13%, 8/15/23	$170	$177
Series M
3.45%, 2/13/23	320	319
		29,988
Industrials (21.0%)
21st Century Fox America, Inc.
4.75%, 9/15/44	575	568
AbbVie, Inc.
3.60%, 5/14/25	300	297
Actavis Funding SCS,
3.80%, 3/15/25	95	92
4.75%, 3/15/45	215	196
ADT Corp. (The)
3.50%, 7/15/22	500	445
Albea Beauty Holdings SA
8.38%, 11/1/19 (b)	600	633
Altria Group, Inc.
5.38%, 1/31/44	285	311
Amazon.com, Inc.
3.80%, 12/5/24	475	487
Anadarko Petroleum Corp.
6.45%, 9/15/36	250	276
Anglo American Capital PLC
3.63%, 5/14/20 (b)(e)	600	524
Anheuser-Busch InBev Finance, Inc.
3.70%, 2/1/24 (e)	475	482
Apple, Inc.,
3.85%, 5/4/43	125	114
4.45%, 5/6/44	300	299
AT&T, Inc.,
5.55%, 8/15/41	525	535
6.30%, 1/15/38	100	110
Baidu, Inc.
2.75%, 6/9/19	475	472
Barrick Gold Corp.
4.10%, 5/1/23 (e)	255	226
BAT International Finance PLC
3.50%, 6/15/22 (b)	250	257
Baxalta, Inc.
4.00%, 6/23/25 (b)	625	627
Bayer US Finance LLC
3.38%, 10/8/24 (b)	200	201
BHP Billiton Finance USA Ltd.
5.00%, 9/30/43	150	152
Biogen, Inc.
4.05%, 9/15/25	375	380
Boston Scientific Corp.
3.85%, 5/15/25	425	419
BP Capital Markets PLC,
3.25%, 5/6/22	600	604
3.51%, 3/17/25 (e)	375	371
	Face Amount (000)	Value (000)
Cardinal Health, Inc.
3.75%, 9/15/25	$525	$534
Caterpillar, Inc.
3.80%, 8/15/42 (e)	300	276
CBS Corp.
4.60%, 1/15/45	175	155
CCO Safari II LLC
4.91%, 7/23/25 (b)	600	598
CEVA Group PLC
7.00%, 3/1/21 (b)	370	329
CNH Industrial Capital LLC
3.25%, 2/1/17	309	305
Coca-Cola Co.
3.20%, 11/1/23	375	385
Comcast Corp.
4.60%, 8/15/45	230	236
ConAgra Foods, Inc.
4.65%, 1/25/43	300	274
DCP Midstream LLC
5.35%, 3/15/20 (b)	180	175
DCP Midstream Operating LP
3.88%, 3/15/23	375	314
Denbury Resources, Inc.
5.50%, 5/1/22	168	101
Devon Energy Corp.
4.75%, 5/15/42	125	111
DirecTV Holdings LLC/DIRECTV Financing Co., Inc.
5.15%, 3/15/42	75	71
Dollar Tree, Inc.
5.75%, 3/1/23 (b)	325	339
Eldorado Gold Corp.
6.13%, 12/15/20 (b)	380	334
EnLink Midstream Partners LP
5.60%, 4/1/44	225	205
Ensco PLC
5.75%, 10/1/44	225	156
Experian Finance PLC
2.38%, 6/15/17 (b)	635	639
Freeport-McMoRan, Inc.
3.88%, 3/15/23	170	127
General Motors Financial Co., Inc.,
4.00%, 1/15/25	225	214
4.30%, 7/13/25	325	315
4.38%, 9/25/21	400	409
Gilead Sciences, Inc.,
3.65%, 3/1/26	300	302
4.80%, 4/1/44	200	202
Glencore Funding LLC
4.13%, 5/30/23 (b)	390	307
Goldcorp, Inc.
3.70%, 3/15/23 (e)	293	273
Harley-Davidson Funding Corp.
6.80%, 6/15/18 (b)	630	713

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
HCA, Inc.
4.75%, 5/1/23	$445	$448
Heathrow Funding Ltd.
4.88%, 7/15/21 (b)	525	578
Hilcorp Energy I LP/Hilcorp Finance Co.
5.75%, 10/1/25 (b)	315	279
Home Depot, Inc.
5.88%, 12/16/36	400	493
HP Enterprise Co.
4.90%, 10/15/25 (b)	525	524
Illumina, Inc.
0.00%, 6/15/19 (e)	328	361
Intel Corp.,
2.70%, 12/15/22	400	393
2.95%, 12/15/35 (Convertible)	356	433
Kinder Morgan, Inc.,
4.30%, 6/1/25 (e)	650	585
5.55%, 6/1/45	300	250
Lundin Mining Corp.
7.50%, 11/1/20 (b)	352	341
LyondellBasell Industries N.V.
4.63%, 2/26/55	300	255
Mallinckrodt International Finance SA/Mallinckrodt CB LLC
5.50%, 4/15/25 (b)	500	448
MasTec, Inc.
4.88%, 3/15/23	515	427
McDonald's Corp.,
MTN
4.60%, 5/26/45	325	325
Medtronic, Inc.
4.63%, 3/15/45	325	336
Motorola Solutions, Inc.
4.00%, 9/1/24	300	271
NBC Universal Media LLC,
2.88%, 1/15/23	250	248
5.95%, 4/1/41	150	180
NetApp, Inc.
2.00%, 12/15/17	200	200
Netflix, Inc.
5.50%, 2/15/22 (b)	480	487
Noble Energy, Inc.,
3.90%, 11/15/24 (e)	225	210
5.05%, 11/15/44	200	174
NOVA Chemicals Corp.
5.25%, 8/1/23 (b)	463	450
Novartis Capital Corp.
4.40%, 5/6/44	250	270
Nuance Communications, Inc.
2.75%, 11/1/31	286	293
NVIDIA Corp.
1.00%, 12/1/18	550	726
Omnicom Group, Inc.
3.65%, 11/1/24	230	226
	Face Amount (000)	Value (000)
ON Semiconductor Corp.,
Series B
2.63%, 12/15/26	$290	$325
Ooredoo International Finance Ltd.
3.25%, 2/21/23 (b)	450	438
PepsiCo, Inc.
3.60%, 3/1/24	475	494
Philip Morris International, Inc.
2.50%, 8/22/22	495	484
Phillips 66 Partners LP
4.68%, 2/15/45	150	124
QUALCOMM, Inc.
4.65%, 5/20/35	425	389
Quest Diagnostics, Inc.
2.70%, 4/1/19 (e)	1,000	1,009
QVC, Inc.
4.38%, 3/15/23	400	389
Rowan Cos., Inc.
5.85%, 1/15/44 (e)	175	110
SanDisk Corp.
0.50%, 10/15/20	575	560
Shell International Finance BV
3.25%, 5/11/25	400	396
Siemens Financieringsmaatschappij N.V.
3.25%, 5/27/25 (b)(e)	450	451
SK Telecom Co., Ltd.
2.13%, 5/1/18 (b)	200	201
Spectra Energy Capital LLC
3.30%, 3/15/23	475	427
Spectrum Brands, Inc.
5.75%, 7/15/25 (b)	125	128
T-Mobile USA, Inc.
6.73%, 4/28/22	375	375
Target Corp.
4.00%, 7/1/42	150	148
Telstra Corp., Ltd.
3.13%, 4/7/25 (b)	240	234
Tiffany & Co.
4.90%, 10/1/44	100	97
Time Warner Cable, Inc.
4.50%, 9/15/42	375	298
Transocean, Inc.,
4.30%, 10/15/22 (e)	300	187
6.88%, 12/15/21 (e)	275	206
Tyco International Finance SA
3.90%, 2/14/26	350	355
Tyson Foods, Inc.
3.95%, 8/15/24	125	128
United Airlines Pass-Through Trust,
Series A
4.00%, 4/11/26	675	691
United Rentals North America, Inc.
5.75%, 11/15/24	370	356

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
United Technologies Corp.
4.50%, 6/1/42	$165	$168
Verizon Communications, Inc.,
3.50%, 11/1/24	350	345
4.67%, 3/15/55	775	670
5.01%, 8/21/54	283	259
Volkswagen Group of America Finance LLC
2.40%, 5/22/20 (b)(e)	525	488
Wal-Mart Stores, Inc.
5.25%, 9/1/35	290	336
Wesfarmers Ltd.
2.98%, 5/18/16 (b)	390	395
Williams Partners LP/ACMP Finance Corp.
4.88%, 5/15/23	475	440
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
5.50%, 3/1/25 (b)(e)	430	370
Yahoo!, Inc.
0.00%, 12/1/18	550	535
Yum! Brands, Inc.
3.88%, 11/1/20 (e)	700	734
ZF North America Capital, Inc.
4.50%, 4/29/22 (b)	475	451
Zimmer Biomet Holdings, Inc.
5.75%, 11/30/39	220	242
		42,121
Utilities (1.1%)
CEZ AS
4.25%, 4/3/22 (b)	210	222
Delmarva Power & Light Co.
4.00%, 6/1/42	475	463
Exelon Generation Co., LLC
6.25%, 10/1/39	445	474
Jersey Central Power & Light Co.
4.70%, 4/1/24 (b)(e)	700	734
PPL WEM Ltd./Western Power Distribution Ltd.
3.90%, 5/1/16 (b)	375	380
		2,273
		74,382
Mortgages — Other (9.0%)
Banc of America Alternative Loan Trust,
0.84%, 7/25/46 (c)	382	260
5.50%, 10/25/35	1,700	1,583
5.86%, 10/25/36	829	526
6.00%, 4/25/36	306	316
ChaseFlex Trust,
6.00%, 2/25/37	1,215	1,046
Fannie Mae Connecticut Avenue Securities,
4.19%, 5/25/25 (c)	671	640
5.09%, 11/25/24 (c)	698	701
5.19%, 7/25/25 (c)	500	499
First Horizon Alternative Mortgage Securities Trust,
6.25%, 8/25/36	677	542
	Face Amount (000)		Value (000)
Freddie Mac Structured Agency Credit Risk Debt Notes,
3.49%, 10/25/27 (c)		$400	$379
3.94%, 9/25/24 (c)		352	331
4.19%, 8/25/24 (c)		312	305
4.44%, 11/25/23 (c)		700	700
4.74%, 10/25/24 (c)		948	950
Freddie Mac Whole Loan Securities Trust,
3.50%, 5/25/45		568	576
3.88%, 5/25/45 (b)(c)		249	214
4.00%, 5/25/45		224	232
Grifonas Finance PLC,
0.32%, 8/28/39 (c)	EUR	490	392
GSMSC Pass-Through Trust,
7.50%, 9/25/36 (b)(c)		$1,042	851
HarborView Mortgage Loan Trust,
0.41%, 1/19/38 (c)		306	261
Impac CMB Trust,
0.93%, 4/25/35 (c)		318	239
JP Morgan Mortgage Trust,
2.74%, 6/25/37 (c)		291	269
6.00%, 6/25/37		250	243
Lehman Mortgage Trust,
5.50%, 11/25/35 - 2/25/36		1,401	1,353
6.50%, 9/25/37		1,586	1,295
RALI Trust,
0.38%, 12/25/36 (c)		880	687
5.50%, 12/25/34		1,054	1,057
6.00%, 11/25/36		373	308
Springleaf Mortgage Loan Trust,
3.56%, 12/25/59 (b)(c)		860	863
Washington Mutual Mortgage Pass-Through Certificates Trust,
0.97%, 4/25/47 (c)		681	519
			18,137
Municipal Bonds (1.2%)
City of Chicago, IL,
O'Hare International Airport Revenue
6.40%, 1/1/40		255	316
City of New York, NY,
Series G-1
5.97%, 3/1/36		270	333
Illinois State Toll Highway Authority,
Highway Revenue, Build America Bonds
6.18%, 1/1/34		477	593
Municipal Electric Authority of Georgia,
6.64%, 4/1/57		283	333
6.66%, 4/1/57		320	376
New York City, NY,
Transitional Finance Authority Future Tax Secured Revenue
5.27%, 5/1/27		320	372
			2,323
Sovereign (7.7%)
Brazilian Government International Bond,
5.00%, 1/27/45		244	184
5.63%, 1/7/41 (e)		132	108

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)		Value (000)
Sovereign (cont'd)
EUROFIMA,
MTN
6.25%, 12/28/18	AUD	1,190	$933
Hungary Government Bond,
5.50%, 6/24/25	HUF	157,200	662
Italy Buoni Poliennali Del Tesoro,
2.35%, 9/15/24 (b)	EUR	1,799	2,275
Mexican Bonos,
10.00%, 12/5/24	MXN	21,000	1,585
Mexico Government International Bond,
3.63%, 3/15/22		$868	878
New Zealand Government Bond,
5.50%, 4/15/23	NZD	2,000	1,496
Pertamina Persero PT,
4.88%, 5/3/22		$1,725	1,645
Petroleos de Venezuela SA,
6.00%, 11/15/26		550	177
Petroleos Mexicanos,
6.38%, 1/23/45		400	361
Philippine Government International Bond,
6.38%, 10/23/34		450	590
Portugal Obrigacoes do Tesouro OT,
3.88%, 2/15/30 (b)	EUR	1,040	1,295
Romania Government Bond,
4.75%, 2/24/25	RON	4,795	1,323
South Africa Government Bond,
8.00%, 1/31/30	ZAR	17,530	1,179
Spain Government Inflation Linked Bond,
1.00%, 11/30/30 (b)	EUR	668	715
			15,406
U.S. Agency Securities (1.7%)
Federal Home Loan Mortgage Corporation,
3.75%, 3/27/19		$2,520	2,744
6.75%, 3/15/31		470	688
			3,432
U.S. Treasury Securities (7.5%)
U.S. Treasury Bond
2.75%, 11/15/42		1,100	1,071
U.S. Treasury Inflation Indexed Bond
0.25%, 1/15/25		7,889	7,569
U.S. Treasury Note
1.50%, 5/31/19		6,300	6,385
			15,025
Total Fixed Income Securities (Cost $201,867)			200,568
	Shares
Short-Term Investments (13.7%)
Securities held as Collateral on Loaned Securities (2.8%)
Investment Company (2.5%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G)		4,951,914	4,952
	Face Amount (000)	Value (000)
Repurchase Agreements (0.3%)
Barclays Capital, Inc., (0.10%, dated 9/30/15, due 10/1/15; proceeds $415; fully collateralized by a U.S. Government obligation; 3.13% due 8/15/44; valued at $423)	$415	$415
BNP Paribas Securities Corp., (0.09%, dated 9/30/15, due 10/1/15; proceeds $296; fully collateralized by various U.S. Government agency securities; 0.00% - 7.25% due 11/5/15 - 10/11/33 and U.S. Government obligations; 0.00% - 1.88% due 10/15/15 - 9/30/17; valued at $302)	296	296
		711
Total Securities held as Collateral on Loaned Securities (Cost $5,663)		5,663
	Shares
Investment Company (10.2%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $20,498)	20,497,740	20,498
U.S. Treasury Security (0.7%)
U.S. Treasury Bill
0.26%, 3/10/16 (h)(i) (Cost $1,486)	1,488	1,488
Total Short-Term Investments (Cost $27,647)		27,649
Total Investments (113.5%) (Cost $229,514) Including $10,398 of Securities Loaned (j)(k)		228,217
Liabilities in Excess of Other Assets (-13.5%)		(27,225)
Net Assets (100.0%)		$200,992

(a)  Security is subject to delayed delivery.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2015.

(d)  Inverse Floating Rate Security — Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at September 30, 2015.

(e)  All or a portion of this security was on loan at September 30, 2015.

(f)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of September 30, 2015.

(g)  When-issued security.

(h)  Rate shown is the yield to maturity at September 30, 2015.

(i)  All or a portion of the security was pledged to cover margin requirements for swap agreements.

(j)  Securities are available for collateral in connection with purchase of a when-issued security, securities purchased on a forward commitment basis, open foreign currency forward exchange contracts, futures contracts and swap agreements.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

(k)  At September 30, 2015, the aggregate cost for Federal income tax purposes is approximately $229,609,000. The aggregate gross unrealized appreciation is approximately $4,999,000 and the aggregate gross unrealized depreciation is approximately $6,391,000 resulting in net unrealized depreciation of approximately $1,392,000.

@  Value is less than $500.

IO  Interest Only.

MTN  Medium Term Note.

PAC  Planned Amortization Class.

REMIC  Real Estate Mortgage Investment Conduit.

STRIPS  Separate Trading of Registered Interest and Principal of Securities.

TBA  To Be Announced.

Foreign Currency Forward Exchange Contracts:

The Portfolio had the following foreign currency forward exchange contracts open at September 30, 2015:

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
Citibank NA	EUR	4,703	$5,256	10/5/15	USD	5,297	$5,297	$41
Citibank NA	USD	6	6	10/5/15	NOK	53	6	(—	@)
Deutsche Bank AG	MXN	27,346	1,618	10/5/15	USD	1,617	1,617	(1)
Deutsche Bank AG	PLN	14	4	10/5/15	USD	4	4	—	@
HSBC Bank PLC	NZD	2,305	1,474	10/5/15	USD	1,458	1,458	(16)
JPMorgan Chase Bank NA	HUF	184,606	658	10/5/15	USD	660	660	2
JPMorgan Chase Bank NA	SEK	15	2	10/5/15	USD	2	2	(—	@)
UBS AG	CAD	6	4	10/5/15	USD	4	4	—	@
UBS AG	RON	2,582	653	10/5/15	USD	656	656	3
UBS AG	RON	2,739	693	10/5/15	USD	695	695	2
UBS AG	TRY	60	20	10/5/15	USD	20	20	—	@
UBS AG	USD	2	2	10/5/15	BRL	7	2	(—	@)
UBS AG	USD	727	727	10/5/15	EUR	642	717	(10)
UBS AG	USD	9	9	10/5/15	JPY	1,109	9	(—	@)
UBS AG	ZAR	16,829	1,213	10/5/15	USD	1,248	1,248	35
JPMorgan Chase Bank NA	AUD	1,325	929	10/6/15	USD	933	933	4
			$13,268				$13,328	$60

Futures Contracts:

The Portfolio had the following futures contracts open at September 30, 2015:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Long:
U.S. Treasury 2 yr. Note	18	$3,943	Dec-15	$13
U.S. Treasury 5 yr. Note	123	14,823	Dec-15	81
U.S. Treasury Long Bond	36	5,664	Dec-15	102
U.S. Treasury Ultra Long Bond	41	6,577	Dec-15	84
Short:
U.S. Treasury 10 yr. Note	216	(27,807)	Dec-15	(359)
				$(79)

Credit Default Swap Agreements:

The Portfolio had the following credit default swap agreements open at September 30, 2015:

Swap Counterparty and Reference Obligation	Buy/Sell Protection	Notional Amount (000)	Pay/Receive Fixed Rate	Termination Date	Upfront Payment Paid (Received) (000)	Unrealized Appreciation (Depreciation) (000)	Value (000)	Credit Rating of Reference Obligation† (unaudited)
Barclays Bank PLC Quest Diagnostics, Inc.	Buy	$995	1.00%	3/20/19	$19	$(36)	$(17)	BBB+
Barclays Bank PLC Yum! Brands, Inc.	Buy	950	1.00	12/20/18	(16)	1	(15)	BBB
Deutsche Bank AG CMBX.NA.BB.60	Sell	515	5.00	5/11/63	3	(21)	(18)	NR
Morgan Stanley & Co., LLC* CDX.NA.IG.24	Buy	2,975	1.00	6/20/20	(56)	41	(15)	NR
		$5,435			$(50)	$(15)	$(65)

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

Interest Rate Swap Agreements:

The Portfolio had the following interest rate swap agreements open at September 30, 2015:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Termination Date	Notional Amount (000)	Unrealized Depreciation (000)
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	1.73%	3/9/20	$8,500	$(168)
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	2.49	6/9/25	3,550	(185)
						$(353)

@    Value is less than $500.

†    Credit rating as issued by Standard & Poor's.

*    Cleared swap agreement, the broker is Morgan Stanley & Co., LLC.

LIBOR  London Interbank Offered Rate.

NR    Not rated.

AUD  —  Australian Dollar

BRL  —  Brazilian Real

CAD  —  Canadian Dollar

EUR  —  Euro

HUF  —  Hungarian Forint

JPY  —  Japanese Yen

MXN  —  Mexican Peso

NOK  —  Norwegian Krone

NZD  —  New Zealand Dollar

PLN  —  Polish Zloty

RON  —  Romanian New Leu

SEK  —  Swedish Krona

TRY  —  Turkish Lira

USD  —  United States Dollar

ZAR  —  South African Rand

Portfolio Composition**

Classification	Percentage of Total Investments
Industrials	18.9%
Agency Fixed Rate Mortgages	18.2
Finance	13.5
Other***	10.9
Short-Term Investments	9.9
Mortgages — Other	8.1
Sovereign	6.9
Commercial Mortgage-Backed Securities	6.8
U.S. Treasury Securities	6.8
Total Investments	100.0	%****

**  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of September 30, 2015.

***  Industries and/or investment types representing less than 5% of total investments.

****  Does not include open long/short futures contracts with an underlying face amount of approximately $58,814,000 with net unrealized depreciation of approximately $79,000. Does not include open foreign currency forward exchange contracts with net unrealized appreciation of approximately $60,000 and does not include open swap agreements with net unrealized depreciation of approximately $368,000.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Core Plus Fixed Income Portfolio

Statement of Assets and Liabilities	September 30, 2015 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $204,064)	$202,767
Investment in Security of Affiliated Issuer, at Value (Cost $25,450)	25,450
Total Investments in Securities, at Value (Cost $229,514)	228,217
Cash	382
Receivable for Investments Sold	23,379
Interest Receivable	1,487
Receivable for Portfolio Shares Sold	198
Receivable for Variation Margin on Futures Contracts	127
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	87
Premium Paid on Open Swap Agreements	22
Receivable for Variation Margin on Swap Agreements	9
Tax Reclaim Receivable	7
Receivable from Affiliate	3
Unrealized Appreciation on Swap Agreements	1
Other Assets	58
Total Assets	253,977
Liabilities:
Payable for Investments Purchased	46,437
Collateral on Securities Loaned, at Value	6,045
Payable for Trustees' Fees and Expenses	138
Payable for Portfolio Shares Redeemed	73
Unrealized Depreciation on Swap Agreements	57
Payable for Advisory Fees	56
Payable for Sub Transfer Agency Fees — Class I	34
Payable for Sub Transfer Agency Fees — Class A	1
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	27
Payable for Professional Fees	26
Payable for Custodian Fees	17
Premium Received on Open Swap Agreements	16
Payable for Administration Fees	13
Payable for Transfer Agency Fees — Class I	2
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Shareholder Services Fees — Class A	1
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Other Liabilities	41
Total Liabilities	52,985
Net Assets	$200,992
Net Assets Consist Of:
Paid-in-Capital	$659,198
Accumulated Undistributed Net Investment Income	4,482
Accumulated Net Realized Loss	(461,003)
Unrealized Appreciation (Depreciation) on:
Investments	(1,297)
Futures Contracts	(79)
Swap Agreements	(368)
Foreign Currency Forward Exchange Contracts	60
Foreign Currency Translations	(1)
Net Assets	$200,992

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Core Plus Fixed Income Portfolio

Statement of Assets and Liabilities (cont'd)	September 30, 2015 (000)
CLASS I:
Net Assets	$197,057
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	19,366,405
Net Asset Value, Offering and Redemption Price Per Share	$10.18
CLASS A:
Net Assets	$3,553
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	348,656
Net Asset Value, Redemption Price Per Share	$10.19
Maximum Sales Load	4.25%
Maximum Sales Charge	$0.45
Maximum Offering Price Per Share	$10.64
CLASS L:
Net Assets	$333
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	32,724
Net Asset Value, Offering and Redemption Price Per Share	$10.18
CLASS C:
Net Assets	$49
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	4,871
Net Asset Value, Offering and Redemption Price Per Share	$10.16
(1) Including: Securities on Loan, at Value:	$10,398

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Core Plus Fixed Income Portfolio

Statement of Operations	Year Ended September 30, 2015 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$7,667
Dividends from Security of Affiliated Issuer (Note G)	37
Income from Securities Loaned — Net	30
Total Investment Income	7,734
Expenses:
Advisory Fees (Note B)	774
Sub Transfer Agency Fees — Class I	178
Sub Transfer Agency Fees — Class A	4
Sub Transfer Agency Fees — Class L	— @
Sub Transfer Agency Fees — Class C	1
Administration Fees (Note C)	165
Professional Fees	120
Custodian Fees (Note F)	93
Pricing Fees	51
Registration Fees	48
Shareholder Reporting Fees	29
Transfer Agency Fees — Class I (Note E)	6
Transfer Agency Fees — Class A (Note E)	3
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	1
Shareholder Services Fees — Class A (Note D)	9
Distribution and Shareholder Services Fees — Class L (Note D)	2
Distribution and Shareholder Services Fees — Class C (Note D)	— @
Trustees' Fees and Expenses	6
Other Expenses	37
Total Expenses	1,529
Waiver of Advisory Fees (Note B)	(246)
Reimbursement of Class Specific Expenses — Class I (Note B)	(185)
Reimbursement of Class Specific Expenses — Class A (Note B)	(3)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Rebate from Morgan Stanley Affiliate (Note G)	(30)
Net Expenses	1,062
Net Investment Income	6,672
Realized Gain (Loss):
Investments Sold	1,904
Foreign Currency Forward Exchange Contracts	2,030
Foreign Currency Transactions	(65)
Futures Contracts	252
Swap Agreements	(1,172)
Net Realized Gain	2,949
Change in Unrealized Appreciation (Depreciation):
Investments	(6,048)
Foreign Currency Forward Exchange Contracts	(478)
Foreign Currency Translations	3
Futures Contracts	(138)
Swap Agreements	(631)
Net Change in Unrealized Appreciation (Depreciation)	(7,292)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(4,343)
Net Increase in Net Assets Resulting from Operations	$2,329

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Core Plus Fixed Income Portfolio

Statements of Changes in Net Assets	Year Ended September 30, 2015 (000)		Year Ended September 30, 2014 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$6,672		$5,768
Net Realized Gain	2,949		4,661
Net Change in Unrealized Appreciation (Depreciation)	(7,292)		3,809
Net Increase in Net Assets Resulting from Operations	2,329		14,238
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(6,016)		(5,745)
Class A:
Net Investment Income	(96)		(93)
Class L:
Net Investment Income	(7)		(2)
Class C:
Net Investment Income	(—	@)*	—
Total Distributions	(6,119)		(5,840)
Capital Share Transactions:(1)
Class I:
Subscribed	41,541		23,107
Distributions Reinvested	6,008		5,736
Redeemed	(39,648)		(31,232)
Class A:
Subscribed	2,479		1,471
Distributions Reinvested	96		93
Redeemed	(1,892)		(1,926)
Class L:
Subscribed	225		14
Distributions Reinvested	6		2
Class C:
Subscribed	50	*	—
Distributions Reinvested	—	@*	—
Redeemed	(—	@)*	—
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	8,865		(2,735)
Total Increase in Net Assets	5,075		5,663
Net Assets:
Beginning of Period	195,917		190,254
End of Period (Including Accumulated Undistributed Net Investment Income of $4,482 and $3,137)	$200,992		$195,917
(1) Capital Share Transactions:
Class I:
Shares Subscribed	4,007		2,271
Shares Issued on Distributions Reinvested	583		574
Shares Redeemed	(3,848)		(3,088)
Net Increase (Decrease) in Class I Shares Outstanding	742		(243)
Class A:
Shares Subscribed	239		146
Shares Issued on Distributions Reinvested	9		9
Shares Redeemed	(183)		(188)
Net Increase (Decrease) in Class A Shares Outstanding	65		(33)
Class L:
Shares Subscribed	21		1
Shares Issued on Distributions Reinvested	1		— @@
Net Increase in Class L Shares Outstanding	22		1
Class C:
Shares Subscribed	5	*	—
Shares Issued on Distributions Reinvested	—	@@*	—
Shares Redeemed	(—	@@)*	—
Net Increase in Class C Shares Outstanding	5		—

*  For the period April 30, 2015 through September 30, 2015.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Financial Highlights

Core Plus Fixed Income Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2015		2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.36		$9.91	$10.48	$9.92	$9.96
Income (Loss) from Investment Operations:
Net Investment Income†	0.33		0.31	0.32	0.39	0.38
Net Realized and Unrealized Gain (Loss)	(0.20)		0.45	(0.36)	0.63	(0.02)
Total from Investment Operations	0.13		0.76	(0.04)	1.02	0.36
Distributions from and/or in Excess of:
Net Investment Income	(0.31)		(0.31)	(0.53)	(0.46)	(0.40)
Net Asset Value, End of Period	$10.18		$10.36	$9.91	$10.48	$9.92
Total Return++	1.15%		7.82%	(0.42)%	10.62%	3.74%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$197,057		$192,868	$187,014	$227,331	$295,226
Ratio of Expenses to Average Net Assets (1)	0.51	%+^^	0.61%+	0.71%+^	0.62%+	0.66%+
Ratio of Net Investment Income to Average Net Assets (1)	3.24	%+^^	3.02%+	3.14%+^	3.88%+	3.88%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%	0.01%	0.01%	0.00%§
Portfolio Turnover Rate	348%		296%	226%	189%	225%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.73%		0.81%	0.73%	N/A	N/A
Net Investment Income to Average Net Assets	3.02%		2.82%	3.12%	N/A	N/A

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective October 6, 2014, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.52% for Class I shares. Prior to October 6, 2014, the maximum ratio was 0.62% for Class I shares.

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.62% for Class I shares.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Financial Highlights

Core Plus Fixed Income Portfolio

	Class A
	Year Ended September 30,
Selected Per Share Data and Ratios	2015		2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.37		$9.93	$10.50	$9.94	$9.97
Income (Loss) from Investment Operations:
Net Investment Income†	0.30		0.27	0.29	0.37	0.36
Net Realized and Unrealized Gain (Loss)	(0.21)		0.45	(0.36)	0.62	(0.02)
Total from Investment Operations	0.09		0.72	(0.07)	0.99	0.34
Distributions from and/or in Excess of:
Net Investment Income	(0.27)		(0.28)	(0.50)	(0.43)	(0.37)
Net Asset Value, End of Period	$10.19		$10.37	$9.93	$10.50	$9.94
Total Return++	0.90%		7.35%	(0.68)%	10.31%	3.57%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,553		$2,941	$3,152	$3,673	$4,654
Ratio of Expenses to Average Net Assets (1)	0.86	%+^^	0.96%+	0.96%+^	0.87%+	0.91%+
Ratio of Net Investment Income to Average Net Assets (1)	2.87	%+^^	2.67%+	2.89%+^	3.63%+	3.63%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%	0.01%	0.01%	0.00%§
Portfolio Turnover Rate	348%		296%	226%	189%	225%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.07%		1.11%	0.98%	N/A	N/A
Net Investment Income to Average Net Assets	2.66%		2.52%	2.87%	N/A	N/A

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective October 6, 2014, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.87% for Class A shares. Prior to October 6, 2014, the maximum ratio was 0.97% for Class A shares.

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.97% for Class A shares.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Financial Highlights

Core Plus Fixed Income Portfolio

	Class L
	Year Ended September 30,					Period from April 27, 2012^ to
Selected Per Share Data and Ratios	2015		2014	2013		September 30, 2012
Net Asset Value, Beginning of Period	$10.37		$9.92	$10.49		$10.14
Income (Loss) from Investment Operations:
Net Investment Income†	0.27		0.25	0.27		0.11
Net Realized and Unrealized Gain (Loss)	(0.21)		0.45	(0.36)		0.35
Total from Investment Operations	0.06		0.70	(0.09)		0.46
Distributions from and/or in Excess of:
Net Investment Income	(0.25)		(0.25)	(0.48)		(0.11)
Net Asset Value, End of Period	$10.18		$10.37	$9.92		$10.49
Total Return++	0.59%		7.19%	(0.95)%		4.59	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$333		$108	$88		$130
Ratio of Expenses to Average Net Assets (1)	1.11	%+^^^	1.21%+	1.21	%+^^	1.16	%+*
Ratio of Net Investment Income to Average Net Assets (1)	2.65	%+^^^	2.42%+	2.64	%+^^	2.60	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%		0.01%	0.01%		0.01	%*
Portfolio Turnover Rate	348%		296%	226%		189	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.76%		3.10%	1.27%		N/A
Net Investment Income to Average Net Assets	2.00%		0.53%	2.58%		N/A

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^^  Effective October 6, 2014, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.12% for Class L shares. Prior to October 6, 2014, the maximum ratio was 1.22% for Class L shares.

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.22% for Class L shares.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Financial Highlights

Core Plus Fixed Income Portfolio

	Class C
Selected Per Share Data and Ratios	Period from April 30, 2015^ to September 30, 2015
Net Asset Value, Beginning of Period	$10.44
Income (Loss) from Investment Operations:
Net Investment Income†	0.10
Net Realized and Unrealized Loss	(0.31)
Total from Investment Operations	(0.21)
Distributions from and/or in Excess of:
Net Investment Income	(0.07)
Net Asset Value, End of Period	$10.16
Total Return++	(2.02	)%#
Ratios and Supplemental Data:
Net Assets, End of Period, (Thousands)	$49
Ratios of Expenses to Average Net Assets (1)	1.61	%+*
Ratio of Net Investment Income to Average Net Assets (1)	2.23	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*
Portfolio Turnover Rate	348	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	14.06	%*
Net Investment Loss to Average Net Assets	(10.22	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("MSIFT" or the "Fund'') is registered under the Investment Company Act of 1940, as amended (the "Act''), as an open-end management investment company. The Fund is comprised of nine separate, active portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance. All Portfolios are considered diversified for purposes of the Act.

The accompanying financial statements relate to the Core Plus Fixed Income Portfolio. The Portfolio seeks above-average total return over a market cycle of three to five years. The Portfolio offers four classes of shares — Class I, Class A, Class L and Class C.

On April 30, 2015, the Portfolio commenced offering Class C shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service approved by the Fund's Board of Trustees (the "Trustees"). The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolios securities valued by such pricing service; (2) futures are valued at the latest price published by the commodities exchange on which they trade; (3) swaps are marked-to-market daily based upon quotations from market makers; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day; and (7) short-term taxable debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such price does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser. Other taxable short-term debt securities with maturities of more than 60 days will be valued on a mark-to-market basis until such time as they reach a maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Adviser determines such price does not reflect the securities' fair value, in which case these securities will be valued at their fair market value as determined by the Adviser.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Notes to Financial Statements (cont'd)

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of September 30, 2015.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Adjustable Rate Mortgage	$—	$1,018	$—	$1,018
Agency Fixed Rate Mortgages	—	40,508	—	40,508
Asset-Backed Securities	—	9,452	—	9,452
Collateralized Mortgage Obligations — Agency Collateral Series	—	5,662	—	5,662
Commercial Mortgage-Backed Securities	—	15,223	—	15,223
Corporate Bonds	—	74,382	—	74,382
Mortgages — Other	—	18,137	—	18,137
Municipal Bonds	—	2,323	—	2,323
Sovereign	—	15,406	—	15,406

25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Fixed Income Securities (cont'd)
U.S. Agency Securities	$—	$3,432	$—	$3,432
U.S. Treasury Securities	—	15,025	—	15,025
Total Fixed Income Securities	—	200,568	—	200,568
Short-Term Investments
Investment Company	25,450	—	—	25,450
Repurchase Agreements	—	711	—	711
U.S Treasury Security	—	1,488	—	1,488
Total Short-Term Investments	25,450	2,199	—	27,649
Foreign Currency Forward Exchange Contracts	—	87	—	87
Futures Contracts	280	—	—	280
Credit Default Swap Agreements	—	42	—	42
Total Assets	25,730	202,896	—	228,626
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(27)	—	(27)
Futures Contract	(359)	—	—	(359)
Credit Default Swap Agreements	—	(57)	—	(57)
Interest Rate Swap Agreements	—	(353)	—	(353)
Total Liabilities	(359)	(437)	—	(796)
Total	$25,371	$202,459	$—	$227,830

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of September 30, 2015, the Portfolio did not have any investments transfer between investment levels.

3.  Repurchase Agreements: The Portfolio may enter into repurchase agreements under which the Portfolio lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Portfolio takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Portfolio, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of

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Annual Report — September 30, 2015

Notes to Financial Statements (cont'd)

investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

5.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be

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Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Notes to Financial Statements (cont'd)

unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Portfolio's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with which the Portfolio has open positions in the futures contract.

Swaps: The Portfolio may enter into over-the-counter ("OTC") swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Portfolio's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Portfolio or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and

related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

The Portfolio's use of swaps during the period included those based on the credit of an underlying security commonly referred to as "credit default swaps." The Portfolio may be either the buyer or seller in a credit default swap. Where the Portfolio is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Portfolio would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Portfolio is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event by the issuer of the referenced debt obligation. The use of credit default swaps could result in losses to the Portfolio if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap agreement and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the

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Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Notes to Financial Statements (cont'd)

swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The Portfolio's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the swap agreement.

The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When the Portfolio has an unrealized loss on a swap agreement, the Portfolio has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Statement of Assets and Liabilities.

Upfront payments received or paid by the Portfolio will be reflected as an asset or liability, respectively, in the Statement of Assets and Liabilities.

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Portfolio also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Portfolio may use cross currency hedging or proxy hedging with respect to currencies in which the Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

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Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Notes to Financial Statements (cont'd)

The following tables set forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of September 30, 2015.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$87
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	280	(a)
Swap Agreement	Unrealized Appreciation on Swap Agreement	Credit Risk	1
Swap Agreement	Variation Margin on Swap Agreement	Credit Risk	41	(a)
Total			$409
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(27)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	(359	)(a)
Swap Agreements	Unrealized Depreciation on Swap Agreements	Credit Risk	(57)
Swap Agreements	Variation Margin on Swap Agreements	Interest Rate Risk	(353	)(a)
Total			$(796)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended September 30, 2015 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$2,030
Interest Rate Risk	Futures Contracts	252
Credit Risk	Swap Agreements	(41)
Interest Rate Risk	Swap Agreements	(1,131)
	Total	$1,110
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(478)
Interest Rate Risk	Futures Contracts	(138)
Credit Risk	Swap Agreements	(26)
Interest Rate Risk	Swap Agreements	(605)
	Total	$(1,247)

At September 30, 2015, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(b)	Assets(c) (000)	Liabilities(c) (000)
Foreign Currency Forward Exchange Contracts	$87	$(27)
Swap Agreements	1	(57)
Total	$88	$(84)

(b) Excludes exchange traded derivatives.

(c) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability may be delayed or denied.

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Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Notes to Financial Statements (cont'd)

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of September 30, 2015.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)		Collateral Received (000)	Net Amount (not less than $0) (000)
Barclays Bank PLC	$1		$(1)		$—	$0
Citibank NA	41		(—	@)	—	41
Deutsche Bank AG	—	@	(—	@)	—	0
JPMorgan Chase Bank NA	6		(—	@)	—	6
UBS AG	40		(10)		—	30
Total	$88		$(11)		$—	$77
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)		Collateral Pledged (000)	Net Amount (not less than $0) (000)
Barclays Bank PLC	$36		$(1)		$—	$35
Citibank NA	—	@	(—	@)	—	0
Deutsche Bank AG	22		(—	@)	—	22
HSBC Bank PLC	16		—		—	16
JPMorgan Chase Bank NA	—	@	(—	@)	—	0
UBS AG	10		(10)		—	0
Total	$84		$(11)		$—	$73

@ Amount is less than $500.

For the year ended September 30, 2015, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$21,119,000
Futures Contracts:
Average monthly original value	$142,944,000
Swap Agreements:
Average monthly notional amount	$75,223,000

6.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company

("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents securities on loan that are subject to enforceable netting arrangements as of September 30, 2015.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$10,398	(d)	$—	$(10,398	)(e)(f)	$0

(d) Represents market value of loaned securities at period end.

(e) The Portfolio received cash collateral of approximately $6,045,000, of which approximately $5,663,000 was subsequently invested in a Repurchase Agreement and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of September 30, 2015, there was uninvested cash of approximately $382,000, which is not reflected in the Portfolio of Investments. In addition, the Portfolio received non-cash collateral of approximately $4,545,000 in the form of U.S. Government agency securities and U.S. Government obligations, which the Portfolio cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(f) The actual collateral received is greater than the amount shown here due to overcollateralization.

7.  When-Issued/Delayed Delivery Securities: The Portfolio purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral

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Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Notes to Financial Statements (cont'd)

in an amount at least equal in value to the Portfolio's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Portfolio.

8.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually.

10.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $1 billion	Over $1 billion
0.375%	0.300%

For the year ended September 30, 2015, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.24% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.62% for Class I shares, 0.97% for Class A shares, 1.22% for Class L shares. Effective October 6, 2014, the Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses will not exceed 0.52% for Class I shares, 0.87% for Class A shares, 1.12% for Class L shares and 1.62% for Class C shares (effective April 30, 2015). The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time that the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended September 30, 2015, approximately $246,000 of advisory fees were waived and approximately $191,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan

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Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Notes to Financial Statements (cont'd)

with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.25% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended September 30, 2015, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $87,645,000 and $53,085,000, respectively. For the year ended September 30, 2015, purchases and sales of long-term U.S. Government securities were approximately $630,854,000 and $647,574,000, respectively.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended September 30, 2015, advisory fees paid were reduced by approximately $30,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended September 30, 2015 is as follows:

Value September 30, 2014 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value September 30, 2015 (000)
$35,341	$76,549	$86,440	$37	$25,450

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

33

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Notes to Financial Statements (cont'd)

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended September 30, 2015, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2015 and 2014 was as follows:

2015 Distributions Paid From: Ordinary Income (000)	2014 Distributions Paid From: Ordinary Income (000)
$6,119	$5,840

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, basis adjustments for swap transactions, paydown adjustments and an expired capital loss carryforward, resulted in the following reclassifications among the components of net assets at September 30, 2015:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in-Capital (000)
$792	$12,997	$(13,789)

At September 30, 2015, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$4,616	$—

At September 30, 2015, the Portfolio had available for Federal income tax purposes unused capital losses, which will expire on the indicated dates:

Amount (000)	Expiration
$5,336	September 30, 2016
254,264	September 30, 2017
201,462	September 30, 2018

Capital loss carryforwards of approximately $13,785,000 expired during the year ended September 30, 2015.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended September 30, 2015, the Portfolio utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $1,895,000.

I. Other: At September 30, 2015, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 90.3%.

34

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Core Plus Fixed Income Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Core Plus Fixed Income Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund Trust) (the "Portfolio") as of September 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Core Plus Fixed Income Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund Trust) at September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 25, 2015

35

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Adviser under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Portfolio. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolio

The Board reviewed the performance, fees and expenses of the Portfolio compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Portfolio. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2014, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Portfolio's performance was better than its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Portfolio relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Portfolio's total expense ratio. The Board noted that the Portfolio's management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Portfolio's (i) performance was competitive with its peer group average; and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Portfolio and how that relates to the Portfolio's total expense ratio and particularly the Portfolio's management fee rate, which includes a breakpoint. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Portfolio and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Portfolio supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Portfolio and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

36

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Portfolio and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Portfolio and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolio to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

37

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

38

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

39

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

• Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

40

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				96

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA of the USA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity J Street Cup Golf ; Trustee of Fairhaven United Methodist Church.

Kathleen A. Dennis (62) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	96	Director of various nonprofit organizations.
Nancy C. Everett (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since January 2015	Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	96

Member of Virginia Commonwealth University Board of Visitors; Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

41

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Independent Trustee***
Jakki L. Haussler (58) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	96

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Member, University of Cincinnati Foundation Investment Committee; formerly, Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (66) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	98	Director of NVR, Inc. (home construction).
Joseph J. Kearns (73) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	99	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

42

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				96	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (79) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Trustee	Chair of the Boards since July 2006 and Trustee since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	98	None.
W. Allen Reed (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	96	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (83) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	99	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-December 2012).

43

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Trustee and Officer Information (unaudited) (cont'd)

Interested Trustee:

Name, Age and Address of Interested Trustee	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee***
James F. Higgins (67) One New York Plaza, New York, NY 10004	Trustee	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	97

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2014) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

44

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (52) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006) and Global Portfolio Analysis and Reporting (since 2012); for MSIM's Long Only business.

Stefanie V. Chang Yu (48) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (50) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (50) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (48) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and has qualified.

45

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund Trust, which describes in detail each Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

46

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2015 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTCPFIANN
1333153 EXP 11.30.16

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund Trust

Global Strategist Portfolio

Annual Report

September 30, 2015

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	32
Statement of Operations	34
Statements of Changes in Net Assets	35
Financial Highlights	37
Notes to Financial Statements	42
Report of Independent Registered Public Accounting Firm	55
Investment Advisory Agreement Approval	56
Federal Tax Notice	58
U.S. Privacy Policy	59
Trustee and Officer Information	62

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Global Strategist Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2015

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Expense Example (unaudited)

Global Strategist Portfolio

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2015 and held for the entire six-month period (unless otherwise instructed).

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/15	Actual Ending Account Value 9/30/15	Hypothetical Ending Account Value	Actual Expenses Paid During Period		Hypothetical Expenses Paid During Period		Net Expense Ratio During Period****
Global Strategist Portfolio Class I	$1,000.00	$917.00	$1,021.41	$3.51	*	$3.70	*	0.73%
Global Strategist Portfolio Class A	1,000.00	916.00	1,019.65	5.19	*	5.47	*	1.08
Global Strategist Portfolio Class L	1,000.00	913.20	1,017.15	7.58	*	7.99	*	1.58
Global Strategist Portfolio Class C	1,000.00	898.90	1,013.29	7.28	**	7.72	**	1.83
Global Strategist Portfolio Class IS	1,000.00	913.00	1,014.34	2.27	***	2.39	***	0.71

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 183/365 (to reflect the most recent one-half year period).

**  Expenses are calculated using the Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 153/365 (to reflect the actual days of the period).

***  Expenses are calculated using the Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 122/365 (to reflect the actual days of the period).

****  Annualized.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Investment Overview (unaudited)

Global Strategist Portfolio

The Global Strategist Portfolio seeks above-average total return over a market cycle of three to five years.

Performance

For the fiscal year ended September 30, 2015, the Portfolio's Class I Shares had a total return based on net asset value and reinvestment of distributions per share of –8.87%, net of fees. The Portfolio's Class I shares underperformed against the Portfolio's benchmarks, the MSCI All Country World Index, which returned –6.66%, and the Customized MSIM Global Allocation Index (the "Customized Index", which is comprised of 60% MSCI All Country World Index, 30% Barclays Global Aggregate Bond Index, 5% S&P GSCI Light Energy Index, and 5% Bank of America/Merrill Lynch U.S. Dollar 1-Month LIBID Average Index), which returned –6.42%.

Factors Affecting Performance(i)

•  In the 12 months ended September 30, 2015, global equities underperformed bonds and outperformed commodities, with the MSCI All Country World Index down –6.7%, the Barclays Global Aggregate Bond Index down –3.3%, and the S&P GSCI Index, a broad index of commodity prices, falling –41.7%.(ii) (Except where noted, equity market returns are represented by the MSCI regional or country index and are calculated in U.S. dollars.)

•  Within equities, the U.S. held up on a relative basis, with the S&P 500 Index falling only –0.6% for the period, as the labor market continued to show signs of improvement while monetary policy remained easy. Despite the European Central Bank's (ECB) expanded asset purchase program, European equities underperformed global markets, losing –11.6% as disappointing economic data, a debt crisis in Greece and fears of a global growth slowdown led to a 'risk off' sentiment. Europe also tends to have a higher beta in a market selloff. Emerging markets lost –21.2% on fears of a hard landing in China and its impact on the broader region. In April, Chinese equities were up by more than 37% for the period due to speculation on further policy easing, but these gains were fully reversed and China ended the period down –7.3%. Falling commodity prices, tensions surrounding Russia and a recession in Brazil also damaged sentiment for emerging market assets. Japanese equities were down –3.8%. Despite initial optimism, Japan appeared to enter a technical recession during the third quarter of 2015, and S&P downgraded its sovereign credit rating, citing disappointment with the effectiveness of the economic stimulus plan ('Abenomics').

•  Within bonds, the yield curve flattened as the normalization of U.S. monetary policy became imminent, while the pace and moderation of rate hikes were re-priced to be more subdued as the global growth outlook softened. The U.S. 2-year Treasury yield rose 6 basis points to 0.63%, and the U.S. 10-year Treasury yield fell 45 basis points to 2.04%. U.S. investment grade spreads rose 57 basis points to 1.7%, and high yield spreads rose 206 basis points to 6.3%, as weakness in China and the global energy sector led a flight to safe haven assets. Emerging market bond spreads widened by 140 basis points. In Europe, German bund yields reached all-time lows, with even the 5-year yield moving into negative territory, as the ECB commenced its quantitative easing program in March. Greek bond spreads spiked as the country's debt crisis escalated, with the 10-year yield reaching 13.6% in April before falling to 8.2% in September (rising only 159 basis points for the period) after a bailout package was approved.

•  Within currencies, the U.S. dollar rallied by 12.1% on a trade-weighted basis, peaking at a 12-year high in March. Emerging market currencies lost –19.1% versus the dollar as commodity prices fell sharply, with the greatest losses in the Russian ruble, which fell –39.5%. The euro depreciated by –11.5% and the Japanese yen fell by –8.5%.

•  Regarding the Portfolio's overall performance relative to the Customized Index, the Portfolio's underweight position in commodities contributed to performance, as did overweight positions in cash and equities. However, an underweight position in fixed income detracted from performance.

•  Active positions within equities detracted from performance. Underweight positions in Chinese A-shares and Chinese H-shares relative to global equities detracted from performance, as did overweight positions in eurozone relative to U.S. equities and U.S. energy stocks relative to U.S. equities. Underweight positions in global machinery stocks relative to global equities and in U.S. equities contributed to performance.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Investment Overview (unaudited) (cont'd)

Global Strategist Portfolio

•  Active positions within fixed income detracted from performance. Underweight positions in U.S. 5-year and 2-year Treasuries and overweight positions in Brazilian 10-year bonds detracted from performance. Overweight positions in Greek bonds and underweight positions in U.S. credit spreads contributed positively.

•  Active positions within commodities (implemented via commodity futures) had a neutral impact on performance, as gains from an underweight position in copper were offset by losses from an overweight position in Brent oil.

•  Active currency positions (implemented via currency forwards and futures) positively impacted performance. Underweight positions in China-sensitive currencies and a broad basket of emerging market currencies contributed positively, as did an overweight position in the Russian ruble and an underweight position in the Chinese renminbi.

Management Strategies

•  As of September 30, 2015, we are neutral on fixed income and tactically overweight global equities in the Portfolio. Heading into the fourth quarter of 2015, we believe that a short-term stabilization in China could lift global risky assets as the fear of an impending global recession subsides. We prefer European and emerging market equities over the U.S. and Japan. We believe that many yield-sensitive assets are overvalued globally, but re-pricing may continue to be delayed as the U.S. Federal Reserve (Fed) monitors the global economy. Given the dovish stance of the Fed, we are constructive on real and inflation-sensitive assets including gold and U.S. Treasury inflation-protected securities (TIPS).

•  We believe the eurozone recovery remains on track. We are overweight eurozone equities versus the U.S., as eurozone equities are cheaper and likely to benefit from a cyclical earnings recovery versus the U.S.'s more mature profit cycle. We expect the tailwinds of a weaker euro, lower corporate borrowing rates, and lower oil prices to support eurozone economic growth and drive robust earnings growth. While recent economic data has been marginally softer than our expectations, we believe the eurozone growth trajectory is still strong enough to support our view.

•  We are tactically overweight emerging market equities. In the medium-term, we expect a continued China slowdown to remain a headwind for broad emerging market growth as the excesses of China's investment and credit bubbles inevitably unwind. However, in the near-term, several leading indicators are pointing to the possibility that Chinese growth may stabilize or even accelerate in the coming quarters as a result of massive policy easing. Amidst bearish sentiment, we believe this could be enough to halt or even temporarily reverse the bear market in emerging market and commodity related assets.

•  We are underweight Japanese equities. Japan is now likely in a technical recession, as domestic activity has been insufficient to offset external drags from slower growth in Asia. We expect the market to increasingly recognize that Abenomics has largely failed, much like S&P has begun to do in downgrading Japan's sovereign credit rating. Japanese equity valuations are not cheap enough to offset deteriorating fundamentals, and sentiment is bullish.

(i)  Certain of the Portfolio's investment themes may, in whole or part, be implemented through the use of derivatives, including the purchase and sale of futures, options, swaps, structured investments (including commodity-linked notes) and other related instruments and techniques. The Portfolio may also invest in foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. The Portfolio may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. As a result, the use of derivatives had a material effect on the Portfolio's performance during the period.

(ii)  Data sources used in preparation of this commentary include FactSet and Bloomberg LP. Data as of September 30, 2015.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Investment Overview (unaudited) (cont'd)

Global Strategist Portfolio

*  Minimum Investment

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, Class L, Class C and Class IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (where applicable).

Performance Compared to the MSCI All Country World Index(1), the Customized MSIM Global Allocation Index(2) and the Lipper Flexible Portfolio Funds Index(3)

	Period Ended September 30, 2015 Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(10)
Portfolio — Class I Shares w/o sales charges(5)	–8.87%	6.85%	5.35%	7.14%
Portfolio — Class A Shares w/o sales charges(6)	–9.16	6.54	5.06	5.94
Portfolio — Class A Shares with maximum 5.25% sales charges(6)	–13.95	5.41	4.49	5.64
Portfolio — Class L Shares w/o sales charges(7)	–9.66	—	—	4.02
Portfolio — Class C Shares w/o sales charges(8)	—	—	—	–10.11
Portfolio — Class C Shares with maximum 1.00% deferred sales charges(8)	—	—	—	–11.00
Portfolio — Class IS Shares w/o sales charges(9)	—	—	—	–8.70
MSCI All Country World Index	–6.66	6.82	4.58	7.10
Customized MSIM Global Allocation Index	–6.42	4.08	3.97	—
Lipper Flexible Portfolio Funds Index	–4.83	6.58	5.12	6.58

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. Returns for period less than one year are not annualized. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)  The MSCI All Country World Index (ACWI) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects a reduction in dividends after taking into account withholding of taxes by any foreign countries represented in the Index. Returns, including periods prior to January 1, 2001, are calculated using the return data of the MSCI All Country World Index (gross dividends) through December 31, 2000 and the return data of the MSCI All Country World Index (net dividends) after December 31, 2000. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Customized MSIM Global Allocation Index is comprised of 60% MSCI All Country World Index (benchmark that measures the equity market performance of developed and emerging markets), 30% Barclays Global Aggregate Bond Index (benchmark that provides a broadbased measure of the global investment grade fixed-rate debt markets), 5% S&P GSCI Light Energy Index (benchmark for investment performance in the energy commodity market) and 5% Bank of America/Merrill Lynch U.S. Dollar 1-Month LIBID Average Index (benchmark that tracks the performance of a basket of synthetic assets paying LIBID to a stated maturity). The Customized MSIM Global Allocation Index was added as the Portfolio benchmark on October 2, 2013 and is provided for comparative purposes only. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper Flexible Portfolio Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Flexible Portfolio Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Flexible Portfolio Funds classification.

(4)  Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower.

(5)  Commenced operations on December 31, 1992.

(6)  Commenced operations on November 1, 1996.

(7)  Commenced operations on April 27, 2012.

(8)  Commenced operations on April 30, 2015.

(9)  Commenced operations on May 29, 2015.

(10)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Class I of the Portfolio, not the inception of the Indexes.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Portfolio of Investments

Global Strategist Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (29.2%)
Agency Adjustable Rate Mortgage (0.0%)
United States (0.0%)
Federal National Mortgage Association, Conventional Pool: 2.41%, 5/1/35	$30	$32
Agency Fixed Rate Mortgages (3.0%)
United States (3.0%)
Federal Home Loan Mortgage Corporation,
Gold Pools:
3.50%, 1/1/44	441	461
6.00%, 11/1/37	114	129
6.50%, 5/1/32 - 9/1/32	80	94
7.50%, 5/1/35	8	9
November TBA:
3.50%, 11/1/45 (a)	1,142	1,186
4.00%, 11/1/45 (a)	1,760	1,870
Federal National Mortgage Association,
Conventional Pools:
3.00%, 3/1/30 - 5/1/30	456	475
3.50%, 4/1/29	440	465
4.00%, 8/1/45 - 9/1/45	1,309	1,401
4.50%, 3/1/41 - 11/1/44	490	540
5.00%, 1/1/41 - 3/1/41	1,516	1,688
6.00%, 1/1/38	13	15
6.50%, 12/1/29	26	30
7.00%, 12/1/17 - 2/1/31	372	426
7.50%, 8/1/37	16	19
Government National Mortgage Association,
October TBA:
3.50%, 10/20/45 (a)	1,473	1,543
Various Pools:
3.50%, 12/15/43	528	555
4.00%, 8/20/41 - 11/20/42	766	822
5.50%, 8/15/39	124	139
		11,867
Asset-Backed Security (0.1%)
United States (0.1%)
CVS Pass-Through Trust,
6.04%, 12/10/28	351	397
Collateralized Mortgage Obligations — Agency Collateral Series (0.5%)
United States (0.5%)
Federal Home Loan Mortgage Corporation,
2.40%, 6/25/22	1,625	1,649
2.79%, 1/25/22	75	78
2.97%, 10/25/21	90	95
IO
0.81%, 1/25/21 (b)	1,297	33
IO REMIC
5.84%, 4/15/39 (b)	139	21
		1,876
	Face Amount (000)		Value (000)
Commercial Mortgage-Backed Securities (0.8%)
United States (0.8%)
COMM Mortgage Trust,
3.28%, 1/10/46		$305	$313
4.90%, 7/15/47 (b)(c)		152	137
Commercial Mortgage Pass-Through Certificates,
2.82%, 10/15/45		376	382
Extended Stay America Trust,
2.96%, 12/5/31 (c)		325	328
JP Morgan Chase Commercial Mortgage Securities Trust,
4.39%, 7/15/46 (c)		100	110
4.72%, 7/15/47 (b)(c)		745	653
JPMBB Commercial Mortgage Securities Trust,
4.11%, 9/15/47 (b)(c)		205	177
4.71%, 9/15/47 (b)(c)		263	232
4.82%, 8/15/47 (b)(c)		361	323
UBS-Barclays Commercial Mortgage Trust,
3.53%, 5/10/63		255	269
WF-RBS Commercial Mortgage Trust,
4.14%, 10/15/57 (b)(c)		362	310
			3,234
Corporate Bonds (8.5%)
Australia (0.4%)
Australia & New Zealand Banking Group Ltd.,
5.13%, 9/10/19	EUR	400	509
BHP Billiton Finance USA Ltd.,
3.85%, 9/30/23		$170	171
Macquarie Bank Ltd.,
6.63%, 4/7/21 (c)		270	303
Origin Energy Finance Ltd.,
3.50%, 10/9/18 (c)		200	194
QBE Insurance Group Ltd.,
2.40%, 5/1/18 (c)		200	202
Telstra Corp., Ltd.,
3.13%, 4/7/25 (c)		135	132
Wesfarmers Ltd.,
2.98%, 5/18/16 (c)		245	248
			1,759
Belgium (0.1%)
Anheuser-Busch InBev Finance, Inc.,
3.70%, 2/1/24		300	304
Brazil (0.0%)
Vale Overseas Ltd.,
6.88%, 11/10/39		50	39
Canada (0.1%)
Barrick Gold Corp.,
4.10%, 5/1/23		100	89
Brookfield Asset Management, Inc.,
5.80%, 4/25/17		295	313
Goldcorp, Inc.,
3.70%, 3/15/23		198	184
			586

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)		Value (000)
Chile (0.1%)
Empresa Nacional de Telecomunicaciones SA,
4.75%, 8/1/26 (c)		$250	$241
China (0.1%)
Baidu, Inc.,
3.25%, 8/6/18		225	230
Want Want China Finance Ltd.,
1.88%, 5/14/18 (c)		200	197
			427
Colombia (0.1%)
Ecopetrol SA,
5.88%, 9/18/23		270	261
France (0.7%)
AXA SA,
3.94%, 11/7/24 (b)(d)	EUR	500	523
Banque Federative du Credit Mutuel SA,
2.00%, 9/19/19		500	587
BNP Paribas SA,
5.00%, 1/15/21		$95	107
MTN
4.25%, 10/15/24		250	249
BPCE SA,
5.15%, 7/21/24 (c)		450	458
Credit Agricole Assurances SA,
4.25%, 1/13/25 (b)(d)	EUR	500	515
Credit Agricole SA,
3.90%, 4/19/21		50	61
Electricite de France SA,
5.00%, 1/22/26 (b)(d)		300	334
			2,834
Germany (0.3%)
Bayer AG,
3.75%, 7/1/74 (b)		300	329
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen,
6.00%, 5/26/41 (b)		400	521
Siemens Financieringsmaatschappij N.V.,
3.25%, 5/27/25 (c)		$250	250
Vier Gas Transport GmbH,
3.13%, 7/10/23	EUR	100	125
			1,225
Hong Kong (0.1%)
Hutchison Whampoa International 14 Ltd.,
1.63%, 10/31/17 (c)		$200	199
Italy (0.4%)
Assicurazioni Generali SpA,
10.13%, 7/10/42 (b)	EUR	400	579
FCA Capital Ireland PLC,
1.38%, 4/17/20		500	539
Telecom Italia Finance SA,
7.75%, 1/24/33		80	115
UniCredit SpA,
4.25%, 7/29/16		350	404
			1,637
	Face Amount (000)		Value (000)
Korea, Republic of (0.1%)
SK Telecom Co., Ltd.,
2.13%, 5/1/18 (c)		$200	$201
Malaysia (0.1%)
Petronas Capital Ltd.,
3.50%, 3/18/25 (c)		375	359
Mexico (0.0%)
Mexichem SAB de CV,
5.88%, 9/17/44 (c)		200	170
Netherlands (0.5%)
ABN Amro Bank N.V.,
2.50%, 10/30/18 (c)		300	305
3.63%, 10/6/17	EUR	200	238
ASR Nederland N.V.,
5.00%, 9/30/24 (b)(d)		500	529
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA,
3.95%, 11/9/22		$250	251
Series G
3.75%, 11/9/20	EUR	300	365
ING Bank N.V.,
5.80%, 9/25/23 (c)		$240	261
Shell International Finance BV,
2.13%, 5/11/20		225	226
			2,175
Spain (0.4%)
Banco Bilbao Vizcaya Argentaria SA,
3.63%, 1/18/17	EUR	350	409
Santander Issuances SAU,
2.50%, 3/18/25		600	611
Telefonica Emisiones SAU,
4.71%, 1/20/20		300	383
			1,403
Sweden (0.1%)
Skandinaviska Enskilda Banken AB,
1.75%, 3/19/18 (c)		$200	200
Swedbank AB,
1.75%, 3/12/18 (c)		270	272
			472
Switzerland (0.5%)
Aquarius and Investments PLC for Zurich Insurance Co., Ltd.,
4.25%, 10/2/43 (b)	EUR	450	536
Credit Suisse,
6.00%, 2/15/18		$90	98
Credit Suisse AG,
0.63%, 11/20/18	EUR	550	613
Glencore Funding LLC,
4.13%, 5/30/23 (c)		$200	157
Novartis Capital Corp.,
4.40%, 5/6/44		150	162
UBS AG,
7.50%, 7/15/25		380	479
			2,045

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)		Value (000)
Thailand (0.1%)
PTT Exploration & Production PCL,
3.71%, 9/16/18 (c)		$240	$248
PTT PCL,
3.38%, 10/25/22 (c)		230	228
			476
United Kingdom (0.9%)
Abbey National Treasury Services PLC,
4.00%, 3/13/24		120	125
BAT International Finance PLC,
9.50%, 11/15/18 (c)		155	190
Diageo Capital PLC,
1.50%, 5/11/17		215	216
Experian Finance PLC,
2.38%, 6/15/17 (c)		400	403
GlaxoSmithKline Capital, Inc.,
6.38%, 5/15/38		100	127
Heathrow Funding Ltd.,
4.60%, 2/15/18	EUR	300	366
HSBC Holdings PLC,
6.38%, 9/17/24 (b)(d)		$200	191
Imperial Tobacco Finance PLC,
8.38%, 2/17/16	EUR	400	461
Lloyds Bank PLC,
6.50%, 3/24/20		400	533
Nationwide Building Society,
3.90%, 7/21/25 (c)		$200	205
6.25%, 2/25/20 (c)		300	352
NGG Finance PLC,
5.63%, 6/18/73 (b)	GBP	200	318
			3,487
United States (3.4%)
AbbVie, Inc.,
3.60%, 5/14/25		$200	198
Actavis Funding SCS,
3.80%, 3/15/25		55	53
Altria Group, Inc.,
2.85%, 8/9/22		25	24
5.38%, 1/31/44		155	169
Apple, Inc.,
3.85%, 5/4/43		100	91
4.45%, 5/6/44		175	175
AT&T, Inc.,
5.55%, 8/15/41		50	51
6.30%, 1/15/38		150	165
Bank of America Corp.,
MTN
4.00%, 4/1/24		250	258
4.20%, 8/26/24		100	100
4.25%, 10/22/26		45	45
5.00%, 1/21/44		250	264
	Face Amount (000)	Value (000)
Baxalta, Inc.,
4.00%, 6/23/25 (c)	$300	$301
Bayer US Finance LLC,
3.38%, 10/8/24 (c)	200	201
Biogen, Inc.,
4.05%, 9/15/25	175	177
Boston Properties LP,
3.85%, 2/1/23	25	26
Burlington Northern Santa Fe LLC,
4.55%, 9/1/44	195	192
Capital One Bank, USA NA,
3.38%, 2/15/23	546	532
CCO Safari II LLC,
4.91%, 7/23/25 (c)	300	299
Citigroup, Inc.,
5.50%, 9/13/25	250	272
6.13%, 5/15/18	107	118
6.68%, 9/13/43	20	25
8.13%, 7/15/39	175	252
Coca-Cola Co.,
3.20%, 11/1/23	250	257
Comcast Corp.,
4.60%, 8/15/45	130	133
DirecTV Holdings LLC/DIRECTV Financing Co., Inc.,
5.15%, 3/15/42	25	24
Discover Bank,
2.00%, 2/21/18	345	343
Enterprise Products Operating LLC,
3.35%, 3/15/23	275	266
Five Corners Funding Trust,
4.42%, 11/15/23 (c)	350	367
Ford Motor Credit Co., LLC,
4.21%, 4/15/16	305	310
Freeport-McMoRan, Inc.,
3.88%, 3/15/23	45	34
General Electric Capital Corp.,
5.30%, 2/11/21	275	316
General Motors Financial Co., Inc.,
4.30%, 7/13/25	250	242
Genworth Holdings, Inc.,
7.20%, 2/15/21	105	105
Gilead Sciences, Inc.,
3.65%, 3/1/26	175	176
4.80%, 4/1/44	75	76
Goldman Sachs Group, Inc. (The),
4.80%, 7/8/44	275	279
Hartford Financial Services Group, Inc. (The),
5.50%, 3/30/20	25	28
Home Depot, Inc.,
5.88%, 12/16/36	100	123
HP Enterprise Co.,
3.60%, 10/15/20	325	325
HSBC USA, Inc.,
3.50%, 6/23/24	100	102

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)		Value (000)
United States (cont'd)
International Business Machines Corp.,
1.95%, 2/12/19		$300	$303
JPMorgan Chase & Co.,
3.20%, 1/25/23		615	611
3.88%, 2/1/24		200	207
Kinder Morgan Energy Partners LP,
4.15%, 2/1/24		125	113
Kinder Morgan, Inc.,
4.30%, 6/1/25		150	135
Liberty Mutual Group, Inc.,
4.85%, 8/1/44 (c)		100	98
McDonald's Corp.,
3.38%, 5/26/25		275	277
Medtronic, Inc.,
3.63%, 3/15/24		250	257
4.63%, 3/15/45		50	52
Merck & Co., Inc.,
2.80%, 5/18/23		250	249
Monongahela Power Co.,
5.40%, 12/15/43 (c)		100	111
NBC Universal Media LLC,
4.38%, 4/1/21		175	192
Omnicom Group, Inc.,
3.63%, 5/1/22		60	61
3.65%, 11/1/24		84	83
Oracle Corp.,
3.40%, 7/8/24		175	178
Pacific LifeCorp,
6.00%, 2/10/20 (c)		25	28
PepsiCo, Inc.,
3.60%, 3/1/24		250	260
Philip Morris International, Inc.,
2.13%, 5/30/19	EUR	150	176
Plains All American Pipeline LP/PAA Finance Corp.,
6.70%, 5/15/36		$190	210
8.75%, 5/1/19		220	263
Prudential Financial, Inc.,
6.63%, 12/1/37		150	188
QUALCOMM, Inc.,
4.65%, 5/20/35		250	229
Target Corp.,
3.50%, 7/1/24		200	209
Time Warner Cable, Inc.,
4.50%, 9/15/42		175	139
Tyco International Finance SA,
3.90%, 2/14/26		175	178
Tyson Foods, Inc.,
3.95%, 8/15/24		60	61
UnitedHealth Group, Inc.,
3.75%, 7/15/25		75	78
4.25%, 3/15/43		150	149
	Face Amount (000)		Value (000)
Verizon Communications, Inc.,
4.67%, 3/15/55		$231	$200
5.01%, 8/21/54		195	178
Wells Fargo & Co.,
3.45%, 2/13/23		395	393
Zimmer Biomet Holdings, Inc.,
5.75%, 11/30/39		150	165
			13,525
			33,825
Mortgages — Other (0.4%)
United Kingdom (0.2%)
Holmes Master Issuer PLC,
2.13%, 10/15/54 (b)(c)	GBP	616	948
United States (0.2%)
Banc of America Alternative Loan Trust,
5.86%, 10/25/36		$46	29
6.00%, 4/25/36		25	26
ChaseFlex Trust,
6.00%, 2/25/37		41	36
First Horizon Alternative Mortgage Securities Trust,
6.25%, 8/25/36		21	17
Freddie Mac Whole Loan Securities Trust,
3.50%, 5/25/45		333	338
4.00%, 5/25/45		135	139
GSR Mortgage Loan Trust,
5.75%, 1/25/37		35	34
Lehman Mortgage Trust,
5.50%, 11/25/35		13	12
6.50%, 9/25/37		45	37
RALI Trust,
0.69%, 3/25/35 (b)		52	38
			706
			1,654
Sovereign (12.0%)
Australia (0.4%)
Australia Government Bond,
2.75%, 4/21/24	AUD	1,320	941
3.25%, 4/21/25		750	555
			1,496
Belgium (0.4%)
Belgium Government Bond,
0.80%, 6/22/25 (c)	EUR	900	996
3.00%, 9/28/19		480	601
			1,597
Bermuda (0.1%)
Bermuda Government International Bond,
4.85%, 2/6/24 (c)		$390	409
Canada (1.0%)
Canadian Government Bond,
1.50%, 6/1/23	CAD	2,300	1,756
3.25%, 6/1/21		2,600	2,194
			3,950

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)		Value (000)
China (0.1%)
Sinopec Group Overseas Development 2015 Ltd.,
2.50%, 4/28/20 (c)		$375	$370
France (0.5%)
France Government Bond OAT,
3.25%, 5/25/45	EUR	900	1,316
5.50%, 4/25/29		300	511
			1,827
Germany (0.4%)
Bundesrepublik Deutschland,
4.25%, 7/4/39		710	1,286
4.75%, 7/4/34		220	398
			1,684
Greece (0.3%)
Hellenic Republic Government Bond,
3.00%, 2/24/23 - 2/24/42 (e)		1,700	1,182
Hungary (0.3%)
Hungary Government International Bond,
5.38%, 3/25/24		$250	272
5.75%, 11/22/23		800	892
			1,164
Indonesia (0.3%)
Indonesia Government International Bond,
5.88%, 1/15/24 (c)		800	849
Perusahaan Listrik Negara PT,
5.50%, 11/22/21		300	303
			1,152
Ireland (0.1%)
Ireland Government Bond,
5.40%, 3/13/25	EUR	200	306
Italy (1.2%)
Italy Buoni Poliennali Del Tesoro,
1.50%, 6/1/25		1,080	1,185
1.65%, 3/1/32 (c)		880	908
2.35%, 9/15/24 (c)		2,226	2,815
			4,908
Japan (1.9%)
Japan Finance Organization for Municipalities,
1.90%, 6/22/18	JPY	70,000	613
Japan Government Ten Year Bond,
0.50%, 9/20/24		80,000	681
1.10%, 6/20/21		75,000	662
Japan Government Thirty Year Bond,
1.70%, 6/20/33		395,000	3,701
2.00%, 9/20/40		193,000	1,850
			7,507
Korea, Republic of (0.3%)
Korea Development Bank (The),
3.88%, 5/4/17		$400	415
4.63%, 11/16/21		630	700
			1,115
	Face Amount (000)		Value (000)
Mexico (0.2%)
Mexican Bonos,
8.00%, 6/11/20	MXN	8,000	$530
Petroleos Mexicanos,
6.38%, 1/23/45		$285	258
			788
Netherlands (0.2%)
Netherlands Government Bond,
0.25%, 7/15/25 (c)	EUR	800	850
New Zealand (0.5%)
New Zealand Government Bond,
5.50%, 4/15/23	NZD	2,800	2,095
Poland (0.2%)
Poland Government Bond,
4.00%, 10/25/23	PLN	3,300	947
South Africa (0.4%)
South Africa Government Bond,
7.75%, 2/28/23	ZAR	4,500	315
8.00%, 1/31/30		20,200	1,359
			1,674
Spain (0.9%)
Spain Government Bond,
4.20%, 1/31/37 (c)	EUR	1,400	1,914
Spain Government Inflation Linked Bond,
1.00%, 11/30/30 (c)		777	833
1.80%, 11/30/24 (c)		550	660
			3,407
Supernational (0.4%)
European Investment Bank,
2.15%, 1/18/27	JPY	157,000	1,573
United Kingdom (1.9%)
United Kingdom Gilt,
2.75%, 9/7/24	GBP	2,100	3,462
4.25%, 6/7/32 - 9/7/39		2,130	4,217
			7,679
			47,680
U.S. Treasury Securities (3.9%)
United States (3.9%)
U.S. Treasury Bond,
3.50%, 2/15/39		$4,200	4,739
U.S. Treasury Inflation Indexed Bond,
0.25%, 1/15/25		4,736	4,544
U.S. Treasury Notes,
0.63%, 9/30/17		3,800	3,799
1.13%, 3/31/20		2,500	2,480
			15,562
Total Fixed Income Securities (Cost $117,947)			116,127

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Common Stocks (60.8%)
Australia (1.6%)
AGL Energy Ltd.	4,451	$50
Alumina Ltd.	30,244	24
Amcor Ltd.	11,036	102
AMP Ltd.	31,080	122
Arrium Ltd. (f)	14,100	1
Asciano Ltd.	7,805	46
ASX Ltd.	1,539	41
Australia & New Zealand Banking Group Ltd.	29,480	565
BHP Billiton Ltd.	28,547	450
BlueScope Steel Ltd.	3,657	9
Brambles Ltd.	13,059	90
CIMIC Group Ltd.	1,366	23
Coca-Cola Amatil Ltd.	4,624	29
Cochlear Ltd.	499	29
Commonwealth Bank of Australia	12,195	627
Computershare Ltd.	4,195	31
Crown Resorts Ltd.	5,745	40
CSL Ltd.	4,783	301
Dexus Property Group REIT	7,020	35
DuluxGroup Ltd.	5,515	21
Echo Entertainment Group Ltd.	7,295	25
Evolution Mining Ltd.	29,744	27
Fairfax Media Ltd.	32,187	20
Fortescue Metals Group Ltd.	10,837	14
Goodman Group REIT	11,245	46
GPT Group REIT	17,813	57
Incitec Pivot Ltd.	14,433	40
Insurance Australia Group Ltd.	19,798	68
Lend Lease Group REIT	5,862	52
Macquarie Group Ltd.	2,760	150
Mirvac Group REIT	25,584	31
National Australia Bank Ltd.	24,937	529
Newcrest Mining Ltd. (f)	17,910	162
Northern Star Resources Ltd.	18,567	35
OceanaGold Corp.	2,584	4
Orica Ltd.	3,553	38
Origin Energy Ltd.	9,394	31
Orora Ltd.	11,036	18
QBE Insurance Group Ltd.	13,752	125
Recall Holdings Ltd.	2,611	13
Rio Tinto Ltd.	3,744	129
Santos Ltd.	9,011	25
Scentre Group REIT	41,036	113
Shopping Centres Australasia Property Group REIT	2,395	3
Sonic Healthcare Ltd.	3,160	41
South32 Ltd. (f)	20,867	20
South32 Ltd. (f)	28,547	28
Stockland REIT	25,532	69
Suncorp Group Ltd.	11,119	96
Sydney Airport	2,861	12
Tabcorp Holdings Ltd.	7,097	23
	Shares	Value (000)
Telstra Corp., Ltd.	41,748	$165
Transurban Group	12,301	86
Treasury Wine Estates Ltd.	7,395	34
Wesfarmers Ltd.	10,023	277
Westfield Corp. REIT	18,583	130
Westpac Banking Corp.	24,560	516
Woodside Petroleum Ltd.	5,210	107
Woolworths Ltd.	10,835	189
WorleyParsons Ltd.	1,584	7
		6,191
Austria (0.1%)
BUWOG AG (f)	183	4
Erste Group Bank AG (f)	12,202	355
Immofinanz AG (f)	3,664	8
Raiffeisen Bank International AG (f)	61	1
Voestalpine AG	1,329	46
		414
Belgium (0.6%)
Ageas	3,005	123
Anheuser-Busch InBev N.V.	6,748	717
Colruyt SA	905	44
Delhaize Group SA	3,250	288
Groupe Bruxelles Lambert SA	1,457	110
KBC Groep N.V.	16,159	1,019
Umicore SA	1,567	60
Viohalco SA (f)	653	2
		2,363
Canada (2.1%)
Agnico-Eagle Mines Ltd.	3,680	93
Agnico-Eagle Mines Ltd.	1,600	41
Agrium, Inc.	1,500	134
Bank of Montreal	5,100	278
Bank of Nova Scotia	8,800	388
Barrick Gold Corp.	16,970	108
Barrick Gold Corp.	9,400	60
BCE, Inc.	5,300	217
Blackberry Ltd. (f)	4,200	26
Bombardier, Inc.	12,800	16
Brookfield Asset Management, Inc., Class A	8,250	260
Cameco Corp.	4,100	50
Canadian Imperial Bank of Commerce	3,700	266
Canadian National Railway Co.	8,600	488
Canadian Natural Resources Ltd.	10,300	201
Canadian Oil Sands Ltd.	2,700	13
Canadian Pacific Railway Ltd.	1,600	230
Cenovus Energy, Inc.	7,100	108
Centerra Gold, Inc.	7,250	41
Crescent Point Energy Corp.	2,100	24
Detour Gold Corp. (f)	5,390	57
Eldorado Gold Corp.	17,120	55
Eldorado Gold Corp.	5,400	17
Enbridge, Inc.	8,200	304

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Canada (cont'd)
Encana Corp.	7,600	$49
Fairfax Financial Holdings Ltd.	300	137
First Majestic Silver Corp. (f)	300	1
First Quantum Minerals Ltd.	5,100	19
Fortis, Inc.	1,300	37
Franco-Nevada Corp.	2,920	128
Goldcorp, Inc.	9,110	114
Goldcorp, Inc.	7,100	89
Great-West Lifeco, Inc.	4,100	98
Husky Energy, Inc.	2,600	40
IGM Financial, Inc.	1,800	46
Imperial Oil Ltd.	2,600	82
Intact Financial Corp.	1,500	105
Kinross Gold Corp. (f)	44,250	76
Kinross Gold Corp. (f)	1,200	2
Lightstream Resources Ltd.	1,136	—	@
Loblaw Cos., Ltd.	673	35
Lululemon Athletica, Inc. (f)	1,200	61
Magna International, Inc.	5,200	249
Manulife Financial Corp.	18,100	280
National Bank of Canada	3,000	96
New Gold, Inc. (f)	15,260	35
Osisko Gold Royalties Ltd.	2,770	29
Pan American Silver Corp.	4,630	29
Pembina Pipeline Corp.	400	10
Penn West Petroleum Ltd.	3,700	2
Potash Corp. of Saskatchewan, Inc.	8,200	169
Power Corp. of Canada	4,100	85
Power Financial Corp.	3,400	78
Rogers Communications, Inc., Class B	3,800	131
Royal Bank of Canada	12,300	680
SEMAFO, Inc. (f)	9,110	20
Shaw Communications, Inc., Class B	3,700	72
Silver Wheaton Corp.	7,550	91
Silver Wheaton Corp.	3,500	42
SNC-Lavalin Group, Inc.	1,800	51
Sun Life Financial, Inc.	5,900	190
Suncor Energy, Inc.	14,100	377
Teck Resources Ltd., Class B	4,700	22
Thomson Reuters Corp.	3,700	149
Toronto-Dominion Bank (The)	16,200	638
Touchstone Exploration, Inc. (f)	650	—	@
TransAlta Corp.	2,300	11
TransCanada Corp.	6,300	199
Valeant Pharmaceuticals International, Inc. (f)	300	54
Yamana Gold, Inc.	22,810	39
Yamana Gold, Inc.	7,200	12
		8,434
Chile (0.0%)
Antofagasta PLC	2,716	21
	Shares	Value (000)
China (0.0%)
Hanergy Thin Film Power Group Ltd. (f)(g)(h)(i)	42,000	$6
Zhaojin Mining Industry Co., Ltd. (g)	25,500	14
Zijin Mining Group Co., Ltd. H Shares (g)	170,000	45
		65
Denmark (0.5%)
AP Moeller - Maersk A/S Series A	30	45
AP Moeller - Maersk A/S Series B	55	85
Carlsberg A/S Series B	98	8
Coloplast A/S	120	8
Danske Bank A/S	6,410	194
DSV A/S	3,452	129
Novo Nordisk A/S Series B	19,475	1,048
Novozymes A/S Series B	2,771	121
TDC A/S	537	3
Vestas Wind Systems A/S	3,486	182
		1,823
Finland (0.2%)
Fortum Oyj	6,094	90
Kone Oyj, Class B	5,074	193
Nokia Oyj	34,796	238
Nokian Renkaat Oyj	1,401	46
Sampo Oyj, Class A	3,582	174
UPM-Kymmene Oyj	11,663	175
		916
France (4.0%)
Accor SA	17,819	834
Aeroports de Paris (ADP)	480	54
Air Liquide SA	3,070	364
Alcatel-Lucent (f)	39,117	144
Alstom SA (f)	4,118	127
Atos SE	6,295	483
AXA SA	16,884	410
BNP Paribas SA	10,533	620
Bouygues SA	22,227	791
Bureau Veritas SA	2,324	49
Cap Gemini SA	13,734	1,224
Carrefour SA	5,540	164
CGG SA (f)	2,024	7
Christian Dior SE	710	133
Cie de Saint-Gobain	24,243	1,053
Cie Generale des Etablissements Michelin	1,855	169
Credit Agricole SA	86,252	990
Danone SA	6,671	422
Edenred	1,823	30
Electricite de France SA	3,256	58
Engie	12,237	198
Essilor International SA	1,528	187
Eutelsat Communications SA	799	25
Groupe Eurotunnel SE	20,762	283
Hermes International	150	55
ICADE REIT	86	6

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
France (cont'd)
JCDecaux SA	651	$24
Kering	1,357	222
L'Oreal SA	2,407	419
LVMH Moet Hennessy Louis Vuitton SE	2,297	392
Natixis SA	495	3
Orange SA	19,419	294
Pernod Ricard SA	1,855	187
Peugeot SA (f)	1,221	18
Publicis Groupe SA	1,047	72
Renault SA	1,898	136
Rexel SA	15,516	191
Sanofi	11,589	1,104
SES SA	2,416	76
Societe Generale SA	7,294	326
Societe Television Francaise 1	1,176	17
Sodexo SA	1,223	101
Suez Environnement Co.	4,193	75
Technip SA	933	44
Thales SA	1,262	88
Total SA	20,957	945
Unibail-Rodamco SE REIT	1,616	419
Vallourec SA	2,417	21
Veolia Environnement SA	5,613	129
Vinci SA	20,273	1,289
Vivendi SA	16,236	384
		15,856
Germany (2.5%)
Adidas AG	1,738	140
Allianz SE (Registered)	4,059	636
Axel Springer SE	168	9
BASF SE	10,277	784
Bayer AG (Registered)	6,754	863
Bayerische Motoren Werke AG	2,799	248
Beiersdorf AG	851	75
Commerzbank AG (f)	41,347	435
Continental AG	533	113
Daimler AG (Registered)	6,189	449
Deutsche Bank AG (Registered)	11,761	316
Deutsche Boerse AG	12,147	1,046
Deutsche Lufthansa AG (Registered) (f)	3,253	45
Deutsche Post AG (Registered)	5,009	139
Deutsche Telekom AG (Registered)	25,997	462
E.ON SE	15,975	137
Esprit Holdings Ltd. (g)	12,583	9
Fraport AG Frankfurt Airport Services Worldwide	268	17
Fresenius Medical Care AG & Co., KGaA	1,557	121
Fresenius SE & Co., KGaA	3,141	211
Henkel AG & Co., KGaA	1,420	125
Henkel AG & Co., KGaA (Preference)	2,044	210
Infineon Technologies AG	10,693	120
K&S AG (Registered)	1,306	44
	Shares	Value (000)
Lanxess AG	827	$39
Linde AG	1,359	220
Merck KGaA	1,048	93
Metro AG	1,062	29
Muenchener Rueckversicherungs AG (Registered)	1,719	320
Osram Licht AG	765	40
Porsche Automobil Holding SE (Preference)	779	33
ProSiebenSat.1 Media SE (Registered)	11,079	543
QIAGEN N.V. (f)	2,514	65
RWE AG	3,402	39
SAP SE	9,219	596
Siemens AG (Registered)	7,650	683
Suedzucker AG	410	7
ThyssenKrupp AG	4,900	86
TUI AG	6,275	116
TUI AG	1,503	27
Volkswagen AG	290	34
Volkswagen AG (Preference)	1,450	159
		9,883
Greece (0.1%)
Aegean Airlines SA	711	5
Alpha Bank AE (f)	45,588	5
Athens Water Supply & Sewage Co., SA (The)	485	3
Attica Bank SA (f)	30,305	1
Ellaktor SA (f)	2,264	4
Eurobank Ergasias SA (f)	110,993	3
FF Group (f)	670	14
Fourlis Holdings SA (f)	952	3
Frigoglass SAIC (f)	326	1
GEK Terna Holding Real Estate Construction SA (f)	1,941	4
Grivalia Properties REIC AE REIT	647	6
Hellenic Exchanges - Athens Stock Exchange SA	2,748	15
Hellenic Petroleum SA (f)	1,449	9
Hellenic Telecommunications Organization SA	3,346	29
Intralot SA-Integrated Lottery Systems & Services (f)	832	2
JUMBO SA	2,761	24
Lamda Development SA (f)	225	1
Marfin Investment Group Holdings SA (f)	13,085	1
Metka SA	449	4
Motor Oil Hellas Corinth Refineries SA (f)	945	11
Mytilineos Holdings SA (f)	2,242	12
National Bank of Greece SA (f)	21,851	9
OPAP SA	2,890	26
Piraeus Bank SA (f)	25,114	2
Piraeus Port Authority SA	80	1
Public Power Corp. SA	4,763	25
Sarantis SA	115	1
Terna Energy SA (f)	600	2
Thrace Plastics Co., SA	394	1
Titan Cement Co., SA	464	10
		234

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Hong Kong (0.7%)
AIA Group Ltd.	67,200	$350
Bank of East Asia Ltd. (The)	18,693	63
BOC Hong Kong Holdings Ltd.	38,500	114
Cheung Kong Property Holdings Ltd.	28,364	208
CK Hutchison Holdings Ltd.	28,364	369
CLP Holdings Ltd.	19,000	162
G-Resources Group Ltd.	402,000	10
Global Brands Group Holding Ltd. (f)	40,000	8
Hang Lung Group Ltd.	8,000	27
Hang Lung Properties Ltd.	22,000	49
Hang Seng Bank Ltd.	11,900	215
Henderson Land Development Co., Ltd.	16,146	97
Hong Kong & China Gas Co., Ltd.	57,977	109
Hong Kong Exchanges and Clearing Ltd.	11,101	255
Kerry Logistics Network Ltd.	3,500	5
Kerry Properties Ltd.	7,000	19
Link REIT (The)	21,033	116
MTR Corp., Ltd.	16,053	70
New World Development Co., Ltd.	41,531	40
Power Assets Holdings Ltd.	14,500	138
Sands China Ltd.	28,400	86
Sino Land Co., Ltd.	23,340	36
Sun Hung Kai Properties Ltd.	15,504	202
Swire Pacific Ltd., Class A	6,500	73
Swire Properties Ltd.	4,550	13
Wharf Holdings Ltd. (The)	13,200	75
Wheelock & Co., Ltd.	10,000	44
		2,953
Ireland (0.3%)
Bank of Ireland (f)	1,047,847	408
CRH PLC	23,550	622
		1,030
Israel (0.0%)
Bank Hapoalim BM	553	3
Bank Leumi Le-Israel BM (f)	729	2
Mizrahi Tefahot Bank Ltd.	72	1
		6
Italy (1.8%)
Assicurazioni Generali SpA	11,606	213
Atlantia SpA	38,712	1,084
Banca Monte dei Paschi di Siena SpA (f)	9,295	17
Banco Popolare SC (f)	12,878	190
Enel Green Power SpA	11,984	23
Enel SpA	57,892	259
Eni SpA	22,322	351
Finmeccanica SpA (f)	1,205	15
Intesa Sanpaolo SpA	605,535	2,138
Luxottica Group SpA	1,123	78
Mediobanca SpA	83,531	822
Prysmian SpA	1,210	25
Saipem SpA (f)	2,154	17
	Shares	Value (000)
Snam SpA	20,778	$107
Telecom Italia SpA (f)	90,977	112
Telecom Italia SpA	64,353	66
Terna Rete Elettrica Nazionale SpA	9,469	46
UniCredit SpA	227,059	1,415
Unione di Banche Italiane SCPA	34,973	248
		7,226
Japan (5.5%)
Advantest Corp.	1,600	12
Aeon Co., Ltd.	8,400	131
Aisin Seiki Co., Ltd.	2,800	94
Ajinomoto Co., Inc.	11,000	232
Aozora Bank Ltd.	1,000	3
Asahi Glass Co., Ltd.	12,000	70
Asahi Group Holdings Ltd.	3,700	120
Asahi Kasei Corp.	19,000	134
Astellas Pharma, Inc.	19,000	247
Bank of Yokohama Ltd. (The)	16,000	97
Bridgestone Corp.	6,600	229
Canon, Inc.	10,400	301
Central Japan Railway Co.	1,700	275
Chiba Bank Ltd. (The)	11,000	78
Chubu Electric Power Co., Inc.	5,800	86
Chugai Pharmaceutical Co., Ltd.	3,400	105
Chugoku Bank Ltd. (The)	100	1
Chugoku Electric Power Co., Inc. (The)	2,600	36
Dai Nippon Printing Co., Ltd.	8,000	78
Dai-ichi Life Insurance Co., Ltd. (The)	1,000	16
Daiichi Sankyo Co., Ltd.	6,800	119
Daikin Industries Ltd.	2,800	157
Daito Trust Construction Co., Ltd.	1,000	102
Daiwa House Industry Co., Ltd.	8,000	199
Daiwa Securities Group, Inc.	21,000	136
Denso Corp.	6,100	259
Dentsu, Inc.	2,200	113
East Japan Railway Co.	3,600	305
Eisai Co., Ltd.	2,800	166
Electric Power Development Co., Ltd.	1,900	58
FANUC Corp.	1,800	278
Fast Retailing Co., Ltd.	500	203
FUJIFILM Holdings Corp.	5,700	214
Fujitsu Ltd.	19,000	83
Fukuoka Financial Group, Inc.	1,000	5
Hankyu Hanshin Holdings, Inc.	24,000	147
Hiroshima Bank Ltd. (The)	1,000	6
Hitachi Ltd.	47,000	238
Hokkaido Electric Power Co., Inc. (f)	2,900	28
Hokuhoku Financial Group, Inc.	1,000	2
Hokuriku Electric Power Co.	2,700	36
Honda Motor Co., Ltd.	1,100	33
Honda Motor Co., Ltd. ADR	13,695	409
Hoya Corp.	4,200	138

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Japan (cont'd)
Ibiden Co., Ltd.	1,400	$18
Inpex Corp.	4,200	38
Isetan Mitsukoshi Holdings Ltd.	3,700	56
Isuzu Motors Ltd.	500	5
ITOCHU Corp.	15,500	164
Iyo Bank Ltd. (The)	100	1
Japan Real Estate Investment Corp. REIT	12	55
Japan Steel Works Ltd. (The)	3,000	10
Japan Tobacco, Inc.	11,500	358
JFE Holdings, Inc.	4,600	60
JGC Corp.	2,000	27
Joyo Bank Ltd. (The)	1,000	5
JSR Corp.	2,100	30
JX Holdings, Inc.	2,800	10
Kansai Electric Power Co., Inc. (The) (f)	4,900	55
Kao Corp.	5,900	268
Kawasaki Heavy Industries Ltd.	26,000	90
KDDI Corp.	22,500	504
Keikyu Corp.	7,000	56
Keio Corp.	7,000	50
Keyence Corp.	500	224
Kintetsu Group Holdings Co., Ltd.	29,000	104
Kirin Holdings Co., Ltd.	10,000	132
Kobe Steel Ltd.	49,000	53
Komatsu Ltd.	9,800	144
Konica Minolta, Inc.	3,500	37
Kubota Corp.	13,000	179
Kuraray Co., Ltd.	3,500	44
Kyocera Corp.	3,200	147
Kyushu Electric Power Co., Inc. (f)	2,700	29
LIXIL Group Corp.	3,900	79
Makita Corp.	1,100	59
Marubeni Corp.	21,000	103
Mazda Motor Corp.	3,400	54
Mitsubishi Chemical Holdings Corp.	15,500	81
Mitsubishi Corp.	12,800	210
Mitsubishi Electric Corp.	19,000	174
Mitsubishi Estate Co., Ltd.	12,000	246
Mitsubishi Heavy Industries Ltd.	37,000	166
Mitsubishi Motors Corp.	6,400	49
Mitsui & Co., Ltd.	19,300	217
Mitsui Fudosan Co., Ltd.	9,000	248
Mitsui OSK Lines Ltd.	12,000	29
Mizuho Financial Group, Inc.	156,800	295
MS&AD Insurance Group Holdings, Inc.	4,000	108
Murata Manufacturing Co., Ltd.	2,200	286
NGK Insulators Ltd.	3,000	58
Nidec Corp.	2,200	152
Nikon Corp.	3,500	42
Nintendo Co., Ltd.	1,000	169
Nippon Building Fund, Inc. REIT	12	58
Nippon Electric Glass Co., Ltd.	4,000	19
	Shares	Value (000)
Nippon Express Co., Ltd.	15,000	$72
Nippon Steel Sumitomo Metal Corp.	8,000	146
Nippon Telegraph & Telephone Corp.	11,200	393
Nippon Yusen KK	24,000	56
Nissan Motor Co., Ltd.	23,900	220
Nitto Denko Corp.	1,700	102
Nomura Holdings, Inc.	36,100	209
NSK Ltd.	7,000	68
NTT Data Corp.	2,100	106
NTT DoCoMo, Inc.	14,700	246
Odakyu Electric Railway Co., Ltd.	12,000	108
Oji Holdings Corp.	9,000	39
Olympus Corp.	2,400	75
Omron Corp.	1,900	57
Ono Pharmaceutical Co., Ltd.	1,000	119
Oriental Land Co., Ltd.	400	22
ORIX Corp.	10,500	136
Osaka Gas Co., Ltd.	29,000	110
Otsuka Holdings Co., Ltd.	400	13
Panasonic Corp.	18,700	190
Rakuten, Inc.	10,000	128
Resona Holdings, Inc.	8,500	43
Ricoh Co., Ltd.	8,000	81
Rohm Co., Ltd.	800	36
Secom Co., Ltd.	2,100	127
Sekisui House Ltd.	8,000	126
Seven & I Holdings Co., Ltd.	8,400	385
Seven Bank Ltd.	300	1
Sharp Corp. (f)	10,000	12
Shikoku Electric Power Co., Inc.	3,800	62
Shin-Etsu Chemical Co., Ltd.	3,300	170
Shinsei Bank Ltd.	1,000	2
Shionogi & Co., Ltd.	4,400	158
Shiseido Co., Ltd.	4,500	99
Shizuoka Bank Ltd. (The)	11,000	110
SMC Corp.	600	132
SoftBank Group Corp.	7,400	340
Sompo Japan Nipponkoa Holdings, Inc.	400	12
Sony Corp.	900	22
Sony Corp. ADR	9,035	221
Sumitomo Chemical Co., Ltd.	15,000	76
Sumitomo Corp.	11,700	113
Sumitomo Electric Industries Ltd.	16,600	213
Sumitomo Metal Mining Co., Ltd.	6,000	68
Sumitomo Mitsui Financial Group, Inc.	13,700	522
Sumitomo Mitsui Trust Holdings, Inc.	32,000	118
Sumitomo Realty & Development Co., Ltd.	6,000	192
Suruga Bank Ltd.	100	2
Suzuki Motor Corp.	4,200	130
T&D Holdings, Inc.	5,800	69
Takeda Pharmaceutical Co., Ltd.	7,400	326
TDK Corp.	1,000	57
Terumo Corp.	4,600	130

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Japan (cont'd)
Tobu Railway Co., Ltd.	23,000	$99
Tohoku Electric Power Co., Inc.	4,600	63
Tokio Marine Holdings, Inc.	4,900	183
Tokyo Electric Power Co., Inc. (f)	9,500	64
Tokyo Electron Ltd.	1,500	71
Tokyo Gas Co., Ltd.	26,000	126
Tokyu Corp.	12,000	88
Toppan Printing Co., Ltd.	8,000	65
Toray Industries, Inc.	19,000	165
Toshiba Corp. (f)	42,000	106
Toyota Industries Corp.	2,500	119
Toyota Motor Corp.	27,300	1,606
Trend Micro, Inc.	1,200	43
Unicharm Corp.	5,400	96
West Japan Railway Co.	2,300	144
Yahoo! Japan Corp.	19,100	73
Yamada Denki Co., Ltd.	9,500	38
Yamato Holdings Co., Ltd.	6,600	127
		21,680
Kazakhstan (0.0%)
KAZ Minerals PLC (f)	2,888	4
Mexico (0.0%)
Primero Mining Corp. (f)	4,800	11
Netherlands (1.0%)
Akzo Nobel N.V.	4,136	269
ArcelorMittal	12,177	64
ASML Holding N.V.	2,380	209
CNH Industrial N.V.	6,659	43
Fiat Chrysler Automobiles N.V. (f)	9,996	130
Fugro N.V. CVA (f)	657	12
Heineken N.V.	3,516	285
ING Groep N.V. CVA	47,738	678
Koninklijke Ahold N.V.	10,633	207
Koninklijke DSM N.V.	3,186	147
Koninklijke KPN N.V.	6,177	23
Koninklijke Philips N.V.	11,422	269
Koninklijke Vopak N.V.	1,006	40
PostNL N.V. (f)	4,654	17
Randstad Holding N.V.	14,049	838
TNT Express N.V.	4,151	32
Unilever N.V. CVA	14,384	579
		3,842
Nicaragua (0.0%)
B2Gold Corp. (f)	27,000	28
Norway (0.2%)
Akastor ASA (f)	1,833	2
Aker Solutions ASA	1,833	6
DNB ASA	12,348	161
Kvaerner ASA	1,677	1
Norsk Hydro ASA	13,781	46
Orkla ASA	10,248	76
REC Silicon ASA (f)	6,482	1
	Shares	Value (000)
Seadrill Ltd.	328	$2
Statoil ASA	13,168	192
Subsea 7 SA (f)	3,127	24
Telenor ASA	16,272	304
Yara International ASA	2,039	82
		897
Peru (0.0%)
Cia de Minas Buenaventura SA ADR	8,800	52
Poland (0.0%)
Jeronimo Martins SGPS SA	3,072	42
Portugal (0.0%)
Banco Comercial Portugues SA (f)	1,619,074	79
Banco Espirito Santo SA (Registered) (f)(i)	192,146	1
Galp Energia SGPS SA	2,866	28
Pharol SGPS SA (Registered) (f)	11,841	4
		112
Singapore (0.0%)
DBS Group Holdings Ltd.	900	10
Oversea-Chinese Banking Corp., Ltd.	1,600	10
United Overseas Bank Ltd.	700	9
		29
South Africa (0.2%)
AngloGold Ashanti Ltd. ADR (f)	11,900	97
Gold Fields Ltd. ADR	23,300	62
Harmony Gold Mining Co., Ltd. ADR (f)	12,500	8
Mota-Engil Africa N.V.	182	1
SABMiller PLC	10,797	612
		780
Spain (2.5%)
Abertis Infraestructuras SA	12,358	196
ACS Actividades de Construccion y Servicios SA	3,511	101
Amadeus IT Holding SA, Class A	5,400	231
Banco Bilbao Vizcaya Argentaria SA	135,705	1,151
Banco de Sabadell SA	189,655	348
Banco Popular Espanol SA	80,921	295
Banco Santander SA	249,022	1,326
Bankia SA	393,696	510
Bankinter SA	31,776	234
CaixaBank SA	236,850	913
Distribuidora Internacional de Alimentacion SA (f)	18,498	112
Enagas SA	4,460	128
Ferrovial SA	6,878	164
Gas Natural SDG SA	5,948	116
Grifols SA	2,531	105
Grifols SA, Class B	126	4
Iberdrola SA	103,127	686
Industria de Diseno Textil SA	27,630	926
International Consolidated Airlines Group SA (f)	115,956	1,036
Red Electrica Corp., SA	3,217	267
Repsol SA	16,546	193
Telefonica SA	71,322	864
		9,906

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Sweden (0.9%)
Assa Abloy AB, Class B	9,837	$177
Atlas Copco AB, Class A	9,926	239
Atlas Copco AB, Class B	7,174	161
Electrolux AB, Class B	2,950	83
Hennes & Mauritz AB, Class B	10,362	379
Husqvarna AB, Class B	5,449	36
Investor AB, Class B	11,790	406
Millicom International Cellular SA SDR	1,326	83
Modern Times Group MTG AB, Class B	443	11
Nordea Bank AB	27,656	309
Sandvik AB	15,296	131
Skandinaviska Enskilda Banken AB, Class A	14,978	160
Skanska AB, Class B	3,281	64
SKF AB, Class B	6,298	116
Svenska Cellulosa AB SCA, Class B	8,585	241
Svenska Handelsbanken AB, Class A	17,218	247
Swedbank AB, Class A	5,373	119
Swedish Match AB	4,201	127
Telefonaktiebolaget LM Ericsson, Class B	25,830	254
TeliaSonera AB	31,426	170
Volvo AB, Class B	8,272	79
		3,592
Switzerland (3.3%)
ABB Ltd. (Registered) (f)	37,474	664
Actelion Ltd. (Registered) (f)	1,056	134
Adecco SA (Registered) (f)	16,636	1,220
Cie Financiere Richemont SA (Registered)	5,331	415
Coca-Cola HBC AG (f)	667	14
Credit Suisse Group AG (Registered) (f)	16,331	393
Geberit AG (Registered)	894	274
Givaudan SA (Registered) (f)	99	161
Julius Baer Group Ltd. (f)	2,309	105
Kuehne & Nagel International AG (Registered)	732	94
LafargeHolcim Ltd. (Registered) (f)	4,228	221
LafargeHolcim Ltd. (Registered) (f)	343	18
Lonza Group AG (Registered) (f)	523	69
Nestle SA (Registered)	38,089	2,868
Novartis AG (Registered)	23,572	2,171
Roche Holding AG (Genusschein)	6,415	1,696
SGS SA (Registered)	60	105
Sonova Holding AG (Registered)	957	123
Swatch Group AG (The)	353	131
Swiss Re AG	1,336	115
Swisscom AG (Registered)	745	373
Syngenta AG (Registered)	914	294
Transocean Ltd.	3,245	42
UBS Group AG (Registered)	30,443	564
Zurich Insurance Group AG (f)	2,528	622
		12,886
Turkey (0.0%)
Alacer Gold Corp. (f)	8,000	18
	Shares	Value (000)
United Kingdom (5.9%)
3i Group PLC	17,668	$125
Admiral Group PLC	3,778	86
Aggreko PLC	2,431	35
Amec Foster Wheeler PLC	3,969	43
Anglo American PLC	12,293	103
ARM Holdings PLC	14,750	213
Associated British Foods PLC	1,859	94
AstraZeneca PLC	16,441	1,043
Aviva PLC	32,168	220
Babcock International Group PLC	4,000	55
BAE Systems PLC	51,079	347
Barclays PLC	174,173	644
BG Group PLC	32,584	470
BHP Billiton PLC	20,867	319
BP PLC	189,666	961
British American Tobacco PLC	19,566	1,081
British Land Co., PLC REIT	12,968	165
BT Group PLC	102,679	653
Burberry Group PLC	4,196	87
Cairn Energy PLC (f)	6,451	14
Capita PLC	6,586	120
Centrica PLC	52,229	181
Compass Group PLC	19,815	316
Diageo PLC	24,702	665
Experian PLC	11,615	186
G4S PLC	14,808	52
GlaxoSmithKline PLC	58,621	1,124
Glencore PLC (f)	65,300	91
HSBC Holdings PLC	171,175	1,295
Imperial Tobacco Group PLC	10,308	533
Indivior PLC	6,915	24
Inmarsat PLC	4,106	61
Intertek Group PLC	1,847	68
Investec PLC	9,538	73
ITV PLC	32,244	120
Johnson Matthey PLC	2,335	87
Land Securities Group PLC REIT	12,437	237
Legal & General Group PLC	64,615	233
Liberty Global PLC LiLAC, Class A (f)	107	4
Liberty Global PLC LiLAC Series C (f)	290	10
Lloyds Banking Group PLC	409,276	467
Lonmin PLC (f)	2,693	1
Man Group PLC	15,236	35
Marks & Spencer Group PLC	10,082	77
National Grid PLC	35,017	488
Next PLC	1,962	226
Old Mutual PLC	76,950	221
Pearson PLC	12,902	220
Petrofac Ltd.	3,181	37
Prudential PLC	31,720	671
Randgold Resources Ltd.	924	54
Reckitt Benckiser Group PLC	6,915	628

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United Kingdom (cont'd)
RELX PLC	3,587	$62
Rio Tinto PLC	13,589	456
Rolls-Royce Holdings PLC (f)	34,143	351
Royal Bank of Scotland Group PLC (f)	22,325	107
Royal Dutch Shell PLC, Class A	35,881	846
Royal Dutch Shell PLC, Class B	27,048	642
RSA Insurance Group PLC	15,957	97
Serco Group PLC (f)	11,756	18
Shire PLC	5,464	373
Signet Jewelers Ltd.	700	95
Sky PLC	8,242	130
Smith & Nephew PLC	10,250	179
Smiths Group PLC	6,229	95
SSE PLC	17,723	402
Standard Chartered PLC	21,901	213
Standard Life PLC	15,169	89
Tesco PLC	78,475	218
Tullow Oil PLC (f)	8,851	23
Unilever PLC	13,299	542
Vedanta Resources PLC	1,623	10
Verizon Communications, Inc.	14,424	628
Verizon Communications, Inc.	15,926	696
Vodafone Group PLC	330,304	1,044
WM Morrison Supermarkets PLC	20,218	51
Wolseley PLC	3,226	189
WPP PLC	28,743	599
		23,518
United States (26.8%)
3M Co.	1,991	282
Abbott Laboratories	6,112	246
AbbVie, Inc.	6,112	333
Abercrombie & Fitch Co., Class A	249	5
Accenture PLC, Class A	3,825	376
ACCO Brands Corp. (f)	104	1
Adobe Systems, Inc. (f)	3,963	326
ADT Corp. (The)	404	12
Advance Auto Parts, Inc.	249	47
Advanced Micro Devices, Inc. (f)	2,880	5
AES Corp.	793	8
Aetna, Inc.	2,746	300
Aflac, Inc.	301	18
Agilent Technologies, Inc.	2,179	75
Air Products & Chemicals, Inc.	277	35
Airgas, Inc.	294	26
Akamai Technologies, Inc. (f)	1,312	91
Alamos Gold, Inc., Class A (f)	8,160	30
Alcoa, Inc.	3,980	38
Alexion Pharmaceuticals, Inc. (f)	1,301	203
Allegheny Technologies, Inc.	535	8
Allegion PLC	242	14
Allergan PLC (f)	989	269
Allstate Corp. (The)	643	37
	Shares	Value (000)
Alpha Natural Resources, Inc. (f)	984	$—	@
Alphabet, Inc., Class A	1,783	1,138
Alphabet, Inc., Class C	1,787	1,087
Altera Corp.	4,541	227
Altria Group, Inc.	9,846	536
Amazon.com, Inc. (f)	1,570	804
AMC Networks, Inc., Class A (f)	21	2
Ameren Corp.	2,392	101
American Electric Power Co., Inc.	4,394	250
American Express Co.	3,791	281
American Tower Corp. REIT	3,760	331
Ameriprise Financial, Inc.	2,379	260
AmerisourceBergen Corp.	3,671	349
AMETEK, Inc.	916	48
Amgen, Inc.	5,917	818
Amphenol Corp., Class A	312	16
Anadarko Petroleum Corp.	3,141	190
Analog Devices, Inc.	3,957	223
Annaly Capital Management, Inc. REIT	2,258	22
Anthem, Inc.	1,787	250
Aon PLC	200	18
Apache Corp.	2,774	109
Apollo Education Group, Inc., Class A (f)	636	7
Apple, Inc.	54,863	6,051
Applied Materials, Inc.	7,649	112
Arch Coal, Inc. (f)	97	—	@
Archer-Daniels-Midland Co.	3,243	134
AT&T, Inc.	45,493	1,482
Automatic Data Processing, Inc.	1,770	142
AutoZone, Inc. (f)	257	186
Avago Technologies Ltd.	1,565	196
AvalonBay Communities, Inc. REIT	1,467	256
Avery Dennison Corp.	1,548	88
Avon Products, Inc.	4,575	15
Baker Hughes, Inc.	3,795	198
Ball Corp.	799	50
Bank of America Corp.	96,010	1,496
Bank of New York Mellon Corp. (The)	11,084	434
Baxalta, Inc.	4,320	136
Baxter International, Inc.	4,320	142
BB&T Corp.	6,760	241
Becton Dickinson and Co.	2,022	268
Bed Bath & Beyond, Inc. (f)	2,980	170
Berkshire Hathaway, Inc., Class B (f)	754	98
Best Buy Co., Inc.	4,446	165
Biogen, Inc. (f)	1,524	445
Blackhawk Network Holdings, Inc. (f)	53	2
BlackRock, Inc.	987	294
Bloomin' Brands, Inc.	1,100	20
Boeing Co. (The)	3,519	461
Boston Properties, Inc. REIT	1,316	156
Boston Scientific Corp. (f)	11,397	187
Bristol-Myers Squibb Co.	8,539	506

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
Broadcom Corp., Class A	5,852	$301
Brookfield Property Partners LP	2,480	53
Brown-Forman Corp., Class B	31	3
Bunge Ltd.	646	47
C.H. Robinson Worldwide, Inc.	1,227	83
CA, Inc.	1,975	54
Cablevision Systems Corp.	2,912	95
California Resources Corp.	2,926	8
Cameron International Corp. (f)	1,723	106
Campbell Soup Co.	222	11
Capital One Financial Corp.	3,777	274
Cardinal Health, Inc.	3,321	255
Care Capital Properties, Inc. REIT	161	5
CarMax, Inc. (f)	777	46
Carnival Corp.	2,209	110
Carter's, Inc.	500	45
Caterpillar, Inc.	4,687	306
CBRE Group, Inc., Class A (f)	5,889	188
CBS Corp., Class B	6,101	243
CDK Global, Inc.	590	28
Celanese Corp. Series A	220	13
Celgene Corp. (f)	5,522	597
CenterPoint Energy, Inc.	4,776	86
CenturyLink, Inc.	3,810	96
Cerner Corp. (f)	2,212	133
CF Industries Holdings, Inc.	3,280	147
Charles Schwab Corp. (The)	6,833	195
Chemours Co. (The)	314	2
Chesapeake Energy Corp.	4,434	33
Chevron Corp.	9,865	778
Chipotle Mexican Grill, Inc. (f)	223	161
Chubb Corp. (The)	284	35
Cigna Corp.	2,266	306
Cintas Corp.	1,294	111
Cisco Systems, Inc.	44,042	1,156
CIT Group, Inc.	1,855	74
Citigroup, Inc.	17,152	851
Citizens Financial Group, Inc.	200	5
Citrix Systems, Inc. (f)	1,779	123
Cliffs Natural Resources, Inc.	777	2
Clorox Co. (The)	1,259	145
CME Group, Inc.	211	20
Coach, Inc.	1,453	42
Coca-Cola Co.	29,991	1,203
Coca-Cola Enterprises, Inc.	1,705	82
Coeur Mining, Inc. (f)	4,330	12
Cognizant Technology Solutions Corp., Class A (f)	5,518	345
Colgate-Palmolive Co.	8,894	564
Columbia Pipeline Group, Inc.	64	1
Comcast Corp., Class A	12,874	732
Comcast Corp. Special Class A	3,675	210
Comerica, Inc.	322	13
	Shares	Value (000)
ConAgra Foods, Inc.	3,063	$124
Concho Resources, Inc. (f)	680	67
ConocoPhillips	7,365	353
CONSOL Energy, Inc.	1,769	17
Consolidated Edison, Inc.	2,186	146
Constellation Brands, Inc., Class A	233	29
Corning, Inc.	4,684	80
Costco Wholesale Corp.	5,851	846
CR Bard, Inc.	651	121
Crimson Wine Group Ltd. (f)	181	2
Crown Castle International Corp. REIT	2,796	221
Crown Holdings, Inc. (f)	600	27
CST Brands, Inc.	219	7
CSX Corp.	6,508	175
Cummins, Inc.	1,721	187
CVS Health Corp.	1,481	143
Danaher Corp.	617	53
Darden Restaurants, Inc.	1,724	118
DaVita HealthCare Partners, Inc. (f)	1,292	93
Deere & Co.	2,818	209
Denbury Resources, Inc.	734	2
Devon Energy Corp.	2,222	82
DeVry Education Group, Inc.	21	1
Diamond Offshore Drilling, Inc.	43	1
Discover Financial Services	3,469	180
Discovery Communications, Inc., Class A (f)	1,542	40
Discovery Communications, Inc., Class C (f)	4,048	98
Dollar General Corp.	2,686	195
Dollar Tree, Inc. (f)	2,825	188
Dominion Resources, Inc.	5,823	410
Dover Corp.	226	13
Dow Chemical Co. (The)	2,080	88
Dr. Pepper Snapple Group, Inc.	911	72
DTE Energy Co.	1,490	120
Duke Energy Corp.	4,662	335
Dun & Bradstreet Corp. (The)	726	76
Eastman Chemical Co.	282	18
Eaton Corp., PLC	2,248	115
eBay, Inc. (f)	7,767	190
Ecolab, Inc.	1,468	161
Edison International	3,827	241
Edwards Lifesciences Corp. (f)	221	31
EI du Pont de Nemours & Co.	1,572	76
Eli Lilly & Co.	4,733	396
EMC Corp.	17,097	413
Emerson Electric Co.	4,765	210
Engility Holdings, Inc.	18	—	@
Entergy Corp.	1,290	84
EOG Resources, Inc.	4,252	310
EQT Corp.	859	56
Equifax, Inc.	1,461	142
Equity Residential REIT	2,833	213
Estee Lauder Cos., Inc. (The), Class A	2,959	239

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
Exelon Corp.	7,330	$218
Expedia, Inc.	232	27
Expeditors International of Washington, Inc.	656	31
Express Scripts Holding Co. (f)	6,526	528
Exxon Mobil Corp.	24,186	1,798
Fastenal Co.	1,771	65
FedEx Corp.	1,614	232
Fidelity National Information Services, Inc.	111	7
Fifth Third Bancorp	9,371	177
First Republic Bank	100	6
First Solar, Inc. (f)	295	13
FirstEnergy Corp.	3,256	102
Fiserv, Inc. (f)	1,436	124
Flowserve Corp.	900	37
Fluor Corp.	726	31
FMC Corp.	882	30
FMC Technologies, Inc. (f)	2,371	74
Ford Motor Co.	9,829	133
Franklin Resources, Inc.	3,508	131
Freeport-McMoRan, Inc.	2,760	27
Frontier Communications Corp.	9,547	45
G-III Apparel Group Ltd. (f)	400	25
GameStop Corp., Class A	536	22
Gannett Co., Inc.	116	2
Gap, Inc. (The)	5,096	145
General Dynamics Corp.	1,241	171
General Electric Co.	21,678	547
General Growth Properties, Inc. REIT	1,246	32
General Mills, Inc.	4,974	279
Genuine Parts Co.	111	9
Gilead Sciences, Inc.	9,180	901
Goldman Sachs Group, Inc. (The)	4,552	791
H&R Block, Inc.	5,837	211
Halliburton Co.	6,838	242
Halyard Health, Inc. (f)	455	13
Hanesbrands, Inc.	3,400	98
Harman International Industries, Inc.	43	4
Harris Corp.	23	2
Hartford Financial Services Group, Inc. (The)	228	10
Hasbro, Inc.	176	13
HCP, Inc. REIT	1,686	63
Hecla Mining Co.	12,030	24
Helmerich & Payne, Inc.	880	42
Henry Schein, Inc. (f)	680	90
Hershey Co. (The)	648	60
Hess Corp.	1,339	67
Hewlett-Packard Co.	11,406	292
Hologic, Inc. (f)	1,396	55
Home Depot, Inc.	1,231	142
Honeywell International, Inc.	5,030	476
Host Hotels & Resorts, Inc. REIT	8,371	132
Hudson City Bancorp, Inc.	522	5
	Shares	Value (000)
Humana, Inc.	704	$126
Huntington Bancshares, Inc.	1,200	13
Huntington Ingalls Industries, Inc.	59	6
IAMGOLD Corp. (f)	10,670	17
IHS, Inc., Class A (f)	672	78
Illinois Tool Works, Inc.	2,374	195
Illumina, Inc. (f)	642	113
Ingersoll-Rand PLC	1,027	52
Intel Corp.	18,976	572
Intercontinental Exchange, Inc.	678	159
International Business Machines Corp.	7,771	1,127
International Flavors & Fragrances, Inc.	253	26
International Game Technology PLC	519	8
International Paper Co.	730	28
Interpublic Group of Cos., Inc. (The)	5,001	96
Intuit, Inc.	3,122	277
Intuitive Surgical, Inc. (f)	635	292
Invesco Ltd.	3,781	118
Iron Mountain, Inc. REIT	2,578	80
ITT Corp.	219	7
Jabil Circuit, Inc.	222	5
Jacobs Engineering Group, Inc. (f)	851	32
Janus Capital Group, Inc.	111	2
JB Hunt Transport Services, Inc.	228	16
JC Penney Co., Inc. (f)	222	2
JM Smucker Co. (The)	779	89
Johnson & Johnson	14,548	1,358
Johnson Controls, Inc.	2,148	89
Joy Global, Inc.	241	4
JPMorgan Chase & Co.	41,877	2,553
Juniper Networks, Inc.	5,831	150
KBR, Inc.	1,102	18
Kellogg Co.	2,040	136
KeyCorp	11,615	151
Keysight Technologies, Inc. (f)	1,089	34
Kimberly-Clark Corp.	3,747	409
Kimco Realty Corp. REIT	2,319	57
KLA-Tencor Corp.	889	44
Knowles Corp. (f)	113	2
Kohl's Corp.	3,449	160
Kraft Heinz Co. (The)	2,845	201
Kroger Co. (The)	13,150	474
L Brands, Inc.	4,631	417
L-3 Communications Holdings, Inc.	111	12
Laboratory Corp. of America Holdings (f)	649	70
Lam Research Corp.	742	48
Las Vegas Sands Corp.	2,035	77
Legg Mason, Inc.	1,764	73
Leucadia National Corp.	2,212	45
Lexmark International, Inc., Class A	111	3
Li & Fung Ltd. (g)	40,000	31
Liberty Global PLC, Class A (f)	2,141	92
Liberty Global PLC Series C (f)	5,809	238

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
Liberty Property Trust REIT	529	$17
Linear Technology Corp.	1,699	69
Lockheed Martin Corp.	883	183
Loews Corp.	586	21
Lowe's Cos., Inc.	6,273	432
LyondellBasell Industries N.V., Class A	854	71
M&T Bank Corp.	1,132	138
Macerich Co. (The) REIT	287	22
Macy's, Inc.	3,073	158
Mallinckrodt PLC (f)	224	14
Manpowergroup, Inc.	1,329	109
Marathon Oil Corp.	3,805	59
Marathon Petroleum Corp.	4,006	186
Marriott International, Inc., Class A	4,025	275
Marriott Vacations Worldwide Corp.	194	13
Marsh & McLennan Cos., Inc.	686	36
Marvell Technology Group Ltd.	2,949	27
Mastercard, Inc., Class A	9,790	882
Mattel, Inc.	1,565	33
Maxim Integrated Products, Inc.	1,570	52
McDonald's Corp.	5,282	520
McGraw Hill Financial, Inc.	3,315	287
McKesson Corp.	1,741	322
Mead Johnson Nutrition Co.	1,533	108
Medtronic PLC	9,342	625
Men's Wearhouse, Inc. (The)	400	17
Merck & Co., Inc.	15,239	753
MetLife, Inc.	870	41
MGM Resorts International (f)	2,334	43
Microchip Technology, Inc.	803	35
Micron Technology, Inc. (f)	5,496	82
Microsoft Corp.	39,320	1,740
Molson Coors Brewing Co., Class B	1,287	107
Mondelez International, Inc., Class A	8,338	349
Monsanto Co.	2,786	238
Moody's Corp.	1,255	123
Mosaic Co. (The)	1,508	47
Motorola Solutions, Inc.	1,299	89
Murphy Oil Corp.	914	22
Murphy USA, Inc. (f)	228	13
Mylan N.V. (f)	1,701	69
NASDAQ, Inc.	2,792	149
National Oilwell Varco, Inc.	3,989	150
Navient Corp.	5,330	60
NetApp, Inc.	3,516	104
Netflix, Inc. (f)	1,575	163
NetScout Systems, Inc. (f)	7,373	261
New York Community Bancorp, Inc.	4,771	86
Newfield Exploration Co. (f)	736	24
Newmont Mining Corp.	10,631	171
News Corp., Class A	3,791	48
News Corp., Class B	725	9
	Shares	Value (000)
NextEra Energy, Inc.	3,087	$301
NIKE, Inc., Class B	3,126	384
NiSource, Inc.	64	1
Noble Corp., PLC	871	10
Noble Energy, Inc.	2,900	88
Nordstrom, Inc.	1,810	130
Norfolk Southern Corp.	3,830	293
Northern Trust Corp.	33	2
Northrop Grumman Corp.	839	139
NOW, Inc. (f)	847	13
Nucor Corp.	866	33
NVIDIA Corp.	3,556	88
O'Reilly Automotive, Inc. (f)	1,033	258
Occidental Petroleum Corp.	7,317	484
Omnicom Group, Inc.	1,961	129
ONE Gas, Inc.	642	29
ONEOK, Inc.	2,770	89
Oracle Corp.	24,511	885
Owens-Illinois, Inc. (f)	262	5
PACCAR, Inc.	2,826	147
Paragon Offshore PLC	323	—	@
Patterson Cos., Inc.	176	8
Paychex, Inc.	1,753	84
PayPal Holdings, Inc. (f)	7,767	241
Peabody Energy Corp.	2,523	3
Pentair PLC	189	10
People's United Financial, Inc.	767	12
Pepco Holdings, Inc.	94	2
PepsiCo, Inc.	7,337	692
Perrigo Co., PLC	221	35
Pfizer, Inc.	30,729	965
PG&E Corp.	3,537	187
Philip Morris International, Inc.	8,370	664
Phillips 66	3,793	291
Pioneer Natural Resources Co.	1,022	124
Pitney Bowes, Inc.	2,781	55
Plum Creek Timber Co., Inc. REIT	758	30
PNC Financial Services Group, Inc. (The)	4,569	408
PPG Industries, Inc.	444	39
PPL Corp.	4,362	143
Praxair, Inc.	1,529	156
Precision Castparts Corp.	993	228
Priceline Group, Inc. (The) (f)	258	319
Procter & Gamble Co. (The)	20,928	1,506
Progressive Corp. (The)	259	8
ProLogis, Inc. REIT	4,009	156
Prudential Financial, Inc.	200	15
Public Service Enterprise Group, Inc.	4,394	185
Public Storage REIT	2,766	585
QEP Resources, Inc.	1,263	16
QUALCOMM, Inc.	12,926	695
Quest Diagnostics, Inc.	970	60
Ralph Lauren Corp.	47	6
The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
Range Resources Corp.	1,297	$42
Rayonier Advanced Materials, Inc.	175	1
Rayonier, Inc. REIT	525	12
Raytheon Co.	974	106
Regency Centers Corp. REIT	251	16
Regions Financial Corp.	15,679	141
Republic Services, Inc.	3,058	126
Reynolds American, Inc.	7,272	322
Robert Half International, Inc.	1,760	90
Rockwell Automation, Inc.	1,462	148
Rockwell Collins, Inc.	832	68
Roper Industries, Inc.	256	40
Ross Stores, Inc.	6,400	310
Rouse Properties, Inc. REIT	71	1
Royal Caribbean Cruises Ltd.	1,578	141
Royal Gold, Inc.	2,010	94
RR Donnelley & Sons Co.	2,904	42
Salesforce.com, Inc. (f)	4,496	312
SanDisk Corp.	2,918	159
Schlumberger Ltd.	11,025	760
Scripps Networks Interactive, Inc., Class A	781	38
Sealed Air Corp.	287	13
Sempra Energy	2,203	213
Seventy Seven Energy, Inc. (f)	295	—	@
Sherwin-Williams Co. (The)	61	14
Sibanye Gold Ltd. ADR	6,800	32
Sigma-Aldrich Corp.	266	37
Simon Property Group, Inc. REIT	4,828	887
SLM Corp. (f)	5,330	39
Southern Co. (The)	6,830	305
Southwest Airlines Co.	578	22
Southwestern Energy Co. (f)	3,562	45
Spectra Energy Corp.	4,622	121
Sprint Corp. (f)	23,734	91
St. Jude Medical, Inc.	3,126	197
Stanley Black & Decker, Inc.	258	25
Staples, Inc.	5,838	68
Starbucks Corp.	9,604	546
Starwood Hotels & Resorts Worldwide, Inc.	784	52
State Street Corp.	2,968	199
Stericycle, Inc. (f)	717	100
Steven Madden Ltd. (f)	500	18
Stryker Corp.	2,747	259
SunTrust Banks, Inc.	5,417	207
Symantec Corp.	6,562	128
Sysco Corp.	7,022	274
T-Mobile US, Inc. (f)	116	5
T. Rowe Price Group, Inc.	3,131	218
Tahoe Resources, Inc.	6,950	54
Talen Energy Corp. (f)	544	6
Target Corp.	7,788	613
TE Connectivity Ltd.	2,800	168
	Shares	Value (000)
TEGNA, Inc.	233	$5
Tenaris SA	4,172	50
Tenet Healthcare Corp. (f)	131	5
Texas Instruments, Inc.	11,405	565
Textron, Inc.	1,722	65
Thermo Fisher Scientific, Inc.	2,804	343
Tiffany & Co.	261	20
Time Warner Cable, Inc.	3,149	565
Time Warner, Inc.	6,509	448
Time, Inc.	751	14
TJX Cos., Inc. (The)	10,240	731
Travelers Cos., Inc. (The)	628	63
TripAdvisor, Inc. (f)	232	15
Twenty-First Century Fox, Inc., Class A	15,165	409
Twenty-First Century Fox, Inc., Class B	3,302	89
Tyco International PLC	1,309	44
Tyson Foods, Inc., Class A	2,358	102
Ultra Petroleum Corp. (f)	1,210	8
Union Pacific Corp.	4,270	378
United Parcel Service, Inc., Class B	3,720	367
United States Steel Corp.	541	6
United Technologies Corp.	2,773	247
UnitedHealth Group, Inc.	5,012	581
Urban Edge Properties REIT	154	3
Urban Outfitters, Inc. (f)	1,286	38
US Bancorp	15,773	647
Valero Energy Corp.	3,771	227
Varian Medical Systems, Inc. (f)	827	61
Vectrus, Inc. (f)	12	—	@
Ventas, Inc. REIT	647	36
Verisk Analytics, Inc., Class A (f)	1,688	125
Veritiv Corp. (f)	15	1
Vertex Pharmaceuticals, Inc. (f)	642	67
VF Corp.	2,412	165
Viacom, Inc., Class B	3,763	162
Visa, Inc., Class A	12,428	866
Vornado Realty Trust REIT	209	19
Wal-Mart Stores, Inc.	21,361	1,385
Walgreens Boots Alliance, Inc.	10,358	861
Walt Disney Co. (The)	10,374	1,060
Waste Management, Inc.	3,829	191
Waters Corp. (f)	221	26
Weatherford International PLC (f)	4,676	40
WEC Energy Group, Inc.	3,070	160
Wells Fargo & Co.	43,727	2,245
Welltower, Inc.	717	49
Western Union Co. (The)	5,969	110
WestRock Co.	180	9
Weyerhaeuser Co. REIT	2,179	60
Whole Foods Market, Inc.	4,346	138
Williams Cos., Inc. (The)	7,831	289
Williams-Sonoma, Inc.	800	61
WP GLIMCHER, Inc. REIT	2,364	28

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
WPX Energy, Inc. (f)	3,705	$25
WW Grainger, Inc.	688	148
Wyndham Worldwide Corp.	208	15
Wynn Resorts Ltd.	740	39
Xcel Energy, Inc.	4,316	153
Xerox Corp.	5,856	57
Xilinx, Inc.	1,708	72
Xylem, Inc.	1,738	57
Yahoo!, Inc. (f)	6,499	188
Yum! Brands, Inc.	3,489	279
Zimmer Biomet Holdings, Inc.	1,737	163
Zions Bancorporation	222	6
Zoetis, Inc.	9,664	398
		106,476
Total Common Stocks (Cost $215,659)		241,288
Investment Companies (0.1%)
United States (0.1%)
iShares MSCI Emerging Markets Index Fund	8,000	262
Morgan Stanley Institutional Fund, Inc. — Emerging Markets Portfolio (See Note G)	4,916	98
Total Investment Companies (Cost $500)		360
	No. of Rights
Rights (0.0%)
United States (0.0%)
Safeway Casa Ley CVR (f)	577	1
Safeway PDC, LLC CVR (f)	577	—	@
Total Rights (Cost $1)		1
	No. of Warrants
Warrant (0.0%)
France (0.0%)
Peugeot SA, expires 4/29/17 (f) (Cost $1)	1,221	3
	Shares
Short-Term Investments (9.5%)
Investment Company (7.7%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $30,788)	30,787,666	30,788
	Face Amount (000)
U.S. Treasury Security (1.8%)
U.S. Treasury Bill,
0.26%, 3/10/16 (j)(k) (Cost $7,087)	$7,095	7,094
Total Short-Term Investments (Cost $37,875)		37,882
Total Investments (99.6%) (Cost $371,983) (l)(m)(n)		395,661
Other Assets in Excess of Liabilities (0.4%)		1,623
Net Assets (100.0%)		$397,284

(a)  Security is subject to delayed delivery.

(b)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2015.

(c)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(d)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of September 30, 2015.

(e)  Multi-step — Coupon rate changes in predetermined increments to maturity. Rate disclosed is as of September 30, 2015. Maturity date disclosed is the ultimate maturity date.

(f)  Non-income producing security.

(g)  Security trades on the Hong Kong exchange.

(h)  At September 30, 2015, the Portfolio held a fair valued security valued at approximately $6,000, representing less than 0.05% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

(i)  Security has been deemed illiquid at September 30, 2015.

(j)  Rate shown is the yield to maturity at September 30, 2015.

(k)  All or a portion of the security was pledged to cover margin requirements for swap agreements.

(l)  Securities are available for collateral in connection with securities purchased on a forward commitment basis, open foreign currency forward exchange contracts, futures contracts and swap agreements.

(m)  The approximate fair value and percentage of net assets, $124,809,000 and 31.4%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(n)  At September 30, 2015, the aggregate cost for Federal income tax purposes is approximately $381,055,000. The aggregate gross unrealized appreciation is approximately $43,627,000 and the aggregate gross unrealized depreciation is approximately $29,021,000 resulting in net unrealized appreciation of approximately $14,606,000.

@  Value is less than $500.

ADR  American Depositary Receipt.

CVA  Certificaten Van Aandelen.

IO  Interest Only.

MTN  Medium Term Note.

OAT  Obligations Assimilables du Trésor (French Treasury Obligation).

REIT  Real Estate Investment Trust.

REMIC  Real Estate Mortgage Investment Conduit.

SDR  Swedish Depositary Receipt.

TBA  To Be Announced.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Portfolio of Investments (cont'd)

Global Strategist Portfolio

Foreign Currency Forward Exchange Contracts:

The Portfolio had the following foreign currency forward exchange contracts open at September 30, 2015:

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
Citibank NA	NOK	3,350	$394	10/5/15	USD	403	$403	$9
Citibank NA	USD	5,549	5,549	10/5/15	EUR	4,928	5,506	(43)
Deutsche Bank AG	EUR	665	743	10/5/15	CHF	720	739	(4)
Deutsche Bank AG	EUR	612	683	10/5/15	PLN	2,600	684	1
Deutsche Bank AG	EUR	754	842	10/5/15	USD	838	838	(4)
Deutsche Bank AG	GBP	415	628	10/5/15	EUR	564	630	2
Deutsche Bank AG	MXN	18,220	1,077	10/5/15	USD	1,077	1,077	(— @)
Deutsche Bank AG	PLN	3,157	831	10/5/15	USD	838	838	7
Deutsche Bank AG	USD	223	223	10/5/15	CHF	214	220	(3)
Deutsche Bank AG	USD	1,029	1,029	10/5/15	GBP	672	1,016	(13)
Deutsche Bank AG	USD	84	84	10/5/15	GBP	55	84	(— @)
HSBC Bank PLC	GBP	320	484	10/5/15	USD	489	489	5
HSBC Bank PLC	NZD	6,131	3,919	10/5/15	USD	3,877	3,877	(42)
HSBC Bank PLC	NZD	580	371	10/5/15	USD	365	365	(6)
JPMorgan Chase Bank NA	CAD	979	734	10/5/15	USD	733	733	(1)
JPMorgan Chase Bank NA	GBP	80	122	10/5/15	EUR	109	122	— @
JPMorgan Chase Bank NA	KRW	1,658,797	1,399	10/5/15	USD	1,398	1,398	(1)
JPMorgan Chase Bank NA	NZD	717	458	10/5/15	USD	452	452	(6)
JPMorgan Chase Bank NA	SEK	2,850	341	10/5/15	EUR	299	334	(7)
JPMorgan Chase Bank NA	USD	23	23	10/5/15	EUR	21	23	(— @)
JPMorgan Chase Bank NA	USD	16	16	10/5/15	EUR	14	16	— @
JPMorgan Chase Bank NA	USD	15	15	10/5/15	JPY	1,844	15	(— @)
JPMorgan Chase Bank NA	USD	610	610	10/5/15	NOK	5,232	615	5
JPMorgan Chase Bank NA	USD	320	320	10/5/15	SEK	2,712	324	4
JPMorgan Chase Bank NA	ZAR	174	13	10/5/15	USD	13	13	— @
UBS AG	CAD	1,915	1,435	10/5/15	USD	1,458	1,458	23
UBS AG	CHF	214	220	10/5/15	USD	220	220	(— @)
UBS AG	JPY	34,583	289	10/5/15	USD	289	289	— @
UBS AG	USD	7	7	10/5/15	EUR	6	7	(— @)
UBS AG	USD	28	28	10/5/15	EUR	25	28	(— @)
UBS AG	USD	41	41	10/5/15	EUR	36	41	(— @)
UBS AG	USD	10,598	10,598	10/5/15	JPY	1,269,339	10,581	(17)
UBS AG	USD	1,401	1,401	10/5/15	KRW	1,658,797	1,399	(2)
UBS AG	USD	997	997	10/5/15	MXN	16,941	1,002	5
UBS AG	USD	1,952	1,952	10/5/15	NZD	3,099	1,981	29
UBS AG	USD	13	13	10/5/15	ZAR	174	13	(— @)
UBS AG	ZAR	20,031	1,445	10/5/15	USD	1,486	1,486	41
Westpac Banking Corp.	USD	609	609	10/5/15	EUR	540	604	(5)
JPMorgan Chase Bank NA	AUD	1,121	787	10/6/15	USD	790	790	3
JPMorgan Chase Bank NA	USD	743	743	10/6/15	AUD	1,059	743	(— @)
Bank of America NA	EUR	2,567	2,869	10/15/15	USD	2,902	2,902	33
Bank of America NA	EUR	1,606	1,795	10/15/15	USD	1,797	1,797	2
Bank of America NA	JPY	171,352	1,429	10/15/15	USD	1,431	1,431	2
Bank of America NA	PLN	71	19	10/15/15	USD	19	19	— @
Bank of America NA	USD	3,134	3,134	10/15/15	JPY	373,773	3,116	(18)
Bank of Montreal	AUD	4,848	3,400	10/15/15	USD	3,431	3,431	31
Bank of Montreal	NZD	7,879	5,033	10/15/15	USD	4,953	4,953	(80)
Bank of Montreal	USD	2,897	2,897	10/15/15	AUD	4,136	2,901	4
Bank of Montreal	USD	665	665	10/15/15	CAD	882	661	(4)
Bank of Montreal	USD	1,041	1,041	10/15/15	EUR	916	1,024	(17)
Bank of Montreal	USD	77	77	10/15/15	ILS	299	76	(1)
Bank of Montreal	USD	2,907	2,907	10/15/15	NZD	4,575	2,922	15
Bank of Montreal	USD	586	586	10/15/15	NZD	918	586	(— @)
Bank of Montreal	USD	29	29	10/15/15	TRY	88	29	— @
Bank of New York Mellon	CHF	3,909	4,013	10/15/15	USD	4,020	4,020	7
Bank of New York Mellon	USD	3,745	3,745	10/15/15	SEK	31,031	3,709	(36)
Barclays Bank PLC	AUD	2,133	1,496	10/15/15	USD	1,510	1,510	14
Barclays Bank PLC	CLP	85,916	123	10/15/15	USD	124	124	1

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Portfolio of Investments (cont'd)

Global Strategist Portfolio

Foreign Currency Forward Exchange Contracts: (cont'd)

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
Barclays Bank PLC	EUR	257	$287	10/15/15	USD	290	$290	$3
Barclays Bank PLC	USD	236	236	10/15/15	BRL	921	231	(5)
Barclays Bank PLC	USD	523	523	10/15/15	BRL	2,094	526	3
Barclays Bank PLC	USD	8	8	10/15/15	SGD	12	8	(— @)
Citibank NA	EUR	1,729	1,932	10/15/15	USD	1,950	1,950	18
Citibank NA	EUR	1,130	1,263	10/15/15	USD	1,271	1,271	8
Citibank NA	GBP	1,884	2,849	10/15/15	USD	2,919	2,919	70
Citibank NA	GBP	400	605	10/15/15	USD	614	614	9
Citibank NA	GBP	515	779	10/15/15	USD	780	780	1
Citibank NA	THB	143,760	3,959	10/15/15	USD	3,973	3,973	14
Citibank NA	USD	715	715	10/15/15	KRW	848,137	715	— @
Citibank NA	USD	545	545	10/15/15	RUB	35,875	547	2
Citibank NA	USD	297	297	10/15/15	RUB	20,309	310	13
Citibank NA	USD	730	730	10/15/15	THB	26,119	720	(10)
Citibank NA	USD	2,174	2,174	10/15/15	THB	78,351	2,158	(16)
Commonwealth Bank of Australia	AUD	11,170	7,834	10/15/15	USD	7,907	7,907	73
Commonwealth Bank of Australia	USD	1,310	1,310	10/15/15	AUD	1,834	1,287	(23)
Commonwealth Bank of Australia	USD	4,658	4,658	10/15/15	AUD	6,504	4,561	(97)
Credit Suisse International	CHF	1,138	1,168	10/15/15	USD	1,170	1,170	2
Credit Suisse International	NZD	5,374	3,432	10/15/15	USD	3,378	3,378	(54)
Credit Suisse International	USD	6,271	6,271	10/15/15	EUR	5,491	6,137	(134)
Credit Suisse International	USD	671	671	10/15/15	ILS	2,604	664	(7)
Credit Suisse International	USD	2,942	2,942	10/15/15	NZD	4,634	2,959	17
Deutsche Bank AG	CHF	9,357	9,605	10/15/15	USD	9,621	9,621	16
Deutsche Bank AG	HKD	9,440	1,218	10/15/15	USD	1,218	1,218	(— @)
Deutsche Bank AG	HUF	9,057	33	10/15/15	USD	33	33	— @
Deutsche Bank AG	NOK	3,381	397	10/15/15	USD	412	412	15
Deutsche Bank AG	PLN	1,384	364	10/15/15	USD	372	372	8
Deutsche Bank AG	USD	7,501	7,501	10/15/15	SEK	62,154	7,428	(73)
Goldman Sachs International	EUR	3,927	4,389	10/15/15	USD	4,430	4,430	41
Goldman Sachs International	GBP	1,175	1,778	10/15/15	USD	1,781	1,781	3
Goldman Sachs International	JPY	444,993	3,709	10/15/15	USD	3,704	3,704	(5)
Goldman Sachs International	USD	3,127	3,127	10/15/15	GBP	1,999	3,023	(104)
JPMorgan Chase Bank NA	EUR	2,112	2,360	10/15/15	USD	2,382	2,382	22
JPMorgan Chase Bank NA	GBP	397	600	10/15/15	USD	616	616	16
JPMorgan Chase Bank NA	INR	83,530	1,271	10/15/15	USD	1,252	1,252	(19)
JPMorgan Chase Bank NA	KRW	6,807,952	5,741	10/15/15	USD	5,733	5,733	(8)
JPMorgan Chase Bank NA	USD	885	885	10/15/15	EUR	782	874	(11)
JPMorgan Chase Bank NA	USD	1,336	1,336	10/15/15	INR	89,482	1,361	25
JPMorgan Chase Bank NA	USD	1,342	1,342	10/15/15	KRW	1,577,489	1,330	(12)
JPMorgan Chase Bank NA	USD	1,592	1,592	10/15/15	KRW	1,851,834	1,562	(30)
JPMorgan Chase Bank NA	USD	1,432	1,432	10/15/15	KRW	1,705,377	1,438	6
Northern Trust Company	USD	458	458	10/15/15	SGD	644	452	(6)
State Street Bank and Trust Co.	CHF	4,195	4,306	10/15/15	USD	4,329	4,329	23
State Street Bank and Trust Co.	CHF	1,747	1,793	10/15/15	USD	1,829	1,829	36
State Street Bank and Trust Co.	JPY	269,609	2,247	10/15/15	USD	2,244	2,244	(3)
State Street Bank and Trust Co.	THB	63,737	1,755	10/15/15	USD	1,762	1,762	7
State Street Bank and Trust Co.	USD	429	429	10/15/15	DKK	2,839	425	(4)
State Street Bank and Trust Co.	USD	4,339	4,339	10/15/15	SEK	35,734	4,270	(69)
State Street Bank and Trust Co.	USD	1,830	1,830	10/15/15	SEK	14,953	1,787	(43)
State Street Bank and Trust Co.	USD	1,430	1,430	10/15/15	THB	51,790	1,426	(4)
UBS AG	CHF	931	955	10/15/15	USD	958	958	3
UBS AG	CHF	568	582	10/15/15	USD	585	585	3
UBS AG	CHF	3,737	3,836	10/15/15	USD	3,843	3,843	7
UBS AG	EUR	3,334	3,725	10/15/15	USD	3,773	3,773	48
UBS AG	EUR	2,388	2,668	10/15/15	USD	2,693	2,693	25
UBS AG	EUR	1,329	1,486	10/15/15	USD	1,511	1,511	25
UBS AG	EUR	661	738	10/15/15	USD	737	737	(1)
UBS AG	GBP	179	271	10/15/15	USD	278	278	7

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Portfolio of Investments (cont'd)

Global Strategist Portfolio

Foreign Currency Forward Exchange Contracts: (cont'd)

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
UBS AG	GBP	789	$1,194	10/15/15	USD	1,212	$1,212	$18
UBS AG	GBP	45	67	10/15/15	USD	69	69	2
UBS AG	IDR	3,984,135	271	10/15/15	USD	275	275	4
UBS AG	MXN	506	30	10/15/15	USD	30	30	—	@
UBS AG	TWD	4,342	132	10/15/15	USD	134	134	2
UBS AG	USD	937	937	10/15/15	SGD	1,316	924	(13)
UBS AG	USD	485	485	10/15/15	TWD	16,027	487	2
UBS AG	USD	84	84	10/15/15	ZAR	1,132	82	(2)
JPMorgan Chase Bank NA	USD	1,396	1,396	11/4/15	KRW	1,658,797	1,398	2
UBS AG	USD	220	220	11/4/15	CHF	214	220	—	@
Citibank NA	CNY	8,584	1,333	5/19/16	USD	1,376	1,376	43
Citibank NA	CNY	25,146	3,903	5/19/16	USD	4,029	4,029	126
Citibank NA	USD	459	459	5/19/16	CNY	2,981	462	3
Deutsche Bank AG	CNY	16,764	2,601	5/19/16	USD	2,686	2,686	85
			$216,559				$216,595	$36

Futures Contracts:

The Portfolio had the following futures contracts open at September 30, 2015:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Long:
Amsterdam Index (Netherlands)	3	$282	Oct-15	$(10)
Australian 10 yr. Bond (Australia)	8	727	Dec-15	5
CAC 40 Index (France)	7	348	Oct-15	(4)
Euro Stoxx 50 Index (Germany)	456	15,750	Dec-15	(80)
Gold Futures (United States)	44	4,907	Dec-15	(108)
MSCI Emerging Market E Mini (United States)	282	11,155	Dec-15	(293)
MSCI Singapore Free Index (Singapore)	36	1,581	Oct-15	(19)
NIKKEI 225 (United States)	24	1,750	Dec-15	8
OMXS 30 (Sweden)	19	321	Oct-15	(11)
S&P 500 E MINI Index (United States)	188	17,942	Dec-15	(76)
U.S. Dollar Index (United States)	75	7,236	Dec-15	63
U.S. Treasury 5 yr. Note (United States)	80	9,641	Dec-15	56
U.S. Treasury Ultra Long Bond (United States)	87	13,955	Dec-15	(218)
Short:
Copper Futures (United States)	20	(1,170)	Dec-15	(47)
FTSE 100 Index (United Kingdom)	80	(7,284)	Dec-15	198
German Euro Bund (Germany)	12	(2,094)	Dec-15	(30)
Hang Seng Index (Hong Kong)	3	(402)	Oct-15	9
IBEX 35 Index (Spain)	40	(4,264)	Oct-15	76
S&P TSX 60 Index (Canada)	3	(351)	Dec-15	(— @)
SPI 200 Index (Australia)	5	(439)	Dec-15	6
TOPIX Index (Japan)	30	(3,530)	Dec-15	157
U.S. Treasury 10 yr. Note (United States)	347	(44,671)	Dec-15	(224)
U.S. Treasury Long Bond (United States)	11	(1,731)	Dec-15	(40)
U.S. Treasury Ultra Long Bond (United States)	17	(2,727)	Dec-15	(42)
UK Long Gilt Bond (United Kingdom)	11	(1,981)	Dec-15	(36)
				$(660)

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Portfolio of Investments (cont'd)

Global Strategist Portfolio

Credit Default Swap Agreements:

The Portfolio had the following credit default swap agreements open at September 30, 2015:

Swap Counterparty and Reference Obligation	Buy/Sell Protection	Notional Amount (000)	Pay/Receive Fixed Rate	Termination Date	Upfront Payment Paid (Received) (000)	Unrealized Appreciation (Depreciation) (000)	Value (000)	Credit Rating of Reference Obligation† (Unaudited)
Barclays Bank PLC Russian Federation	Sell	$3,582	1.00%	12/20/20	$(442)	$38	$(404)	BBB-
Goldman Sachs International People's Republic of China	Buy	6,859	1.00	12/20/20	87	(1)	86	AA-
Goldman Sachs International Australian Government	Buy	6,150	1.00	12/20/20	(163)	23	(140)	AAA
		$16,591			$(518)	$60	$(458)

Interest Rate Swap Agreements:

The Portfolio had the following interest rate swap agreements open at September 30, 2015:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Termination Date	Notional Amount (000)		Unrealized Appreciation (Depreciation) (000)
Bank of America NA	1 Month TIIE	Receive	4.32%	7/27/17	MXN	11,810	$(1)
Bank of America NA	1 Month TIIE	Receive	4.33	7/27/17		11,969	(1)
Bank of America NA	1 Month TIIE	Receive	4.39	7/28/17		24,612	(3)
Bank of America NA	1 Month TIIE	Pay	6.30	7/17/25		2,600	(1)
Bank of America NA	1 Month TIIE	Pay	6.32	7/17/25		2,779	(1)
Bank of America NA	1 Month TIIE	Pay	6.32	7/18/25		6,042	(1)
Barclays Bank PLC	1 Month TIIE	Receive	4.28	7/26/17		36,177	(1)
Barclays Bank PLC	1 Month TIIE	Receive	4.30	7/26/17		36,177	(1)
Barclays Bank PLC	1 Month TIIE	Receive	4.33	7/26/17		24,815	(2)
Barclays Bank PLC	1 Month TIIE	Receive	4.34	7/27/17		36,657	(3)
Barclays Bank PLC	1 Month TIIE	Receive	4.36	7/27/17		34,293	(3)
Barclays Bank PLC	1 Month TIIE	Pay	6.34	7/16/25		8,888	(1)
Barclays Bank PLC	1 Month TIIE	Pay	6.35	7/16/25		8,888	(1)
Barclays Bank PLC	1 Month TIIE	Pay	6.36	7/16/25		5,683	(— @)
Barclays Bank PLC	1 Month TIIE	Pay	6.32	7/17/25		8,352	(2)
Barclays Bank PLC	1 Month TIIE	Pay	6.34	7/17/25		7,996	(1)
Citibank NA	1 Month TIIE	Receive	4.29	7/25/17		7,697	(— @)
Citibank NA	1 Month TIIE	Receive	4.30	7/26/17		16,177	(1)
Citibank NA	1 Month TIIE	Receive	4.38	7/28/17		7,014	(1)
Citibank NA	1 Month TIIE	Pay	6.36	7/15/25		11,480	(— @)
Citibank NA	1 Month TIIE	Pay	6.34	7/16/25		4,325	(— @)
Citibank NA	1 Month TIIE	Pay	6.33	7/18/25		2,695	(— @)
Deutsche Bank AG	1 Month TIIE	Receive	4.38	7/28/17		36,197	(4)
Deutsche Bank AG	1 Month TIIE	Pay	6.33	7/18/25		8,297	(1)
Goldman Sachs International	1 Month TIIE	Receive	4.29	7/26/17		36,215	(1)
Goldman Sachs International	1 Month TIIE	Receive	4.38	7/28/17		36,112	(4)
Goldman Sachs International	1 Month TIIE	Pay	6.33	7/16/25		8,897	(1)
Goldman Sachs International	1 Month TIIE	Pay	6.32	7/18/25		8,280	(2)
JPMorgan Chase Bank NA	1 Month TIIE	Pay	6.33	7/17/25		1,800	(— @)
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	1.71	3/19/20		$7,400	(135)
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	2.45	7/17/25		3,400	(152)
UBS AG	3 Month LIBOR	Receive	4.31	7/25/17	MXN	47,900	(2)
UBS AG	1 Month TIIE	Receive	4.30	7/26/17		23,744	(1)
UBS AG	1 Month TIIE	Receive	4.33	7/27/17		36,841	(2)
UBS AG	1 Month TIIE	Pay	6.37	7/15/25		11,761	1
UBS AG	1 Month TIIE	Pay	6.34	7/16/25		5,868	(— @)
UBS AG	1 Month TIIE	Pay	6.33	7/17/25		8,385	(1)
UBS AG	1 Month TIIE	Pay	6.35	7/18/25		8,300	(1)
Union Bank of Switzerland	1 Month TIIE	Receive	4.40	7/28/17		36,217	(5)
							$(336)

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Portfolio of Investments (cont'd)

Global Strategist Portfolio

Total Return Swap Agreements:

The Portfolio had the following total return swap agreements open at September 30, 2015:

Swap Counterparty	Index	Notional Amount (000)	Floating Rate	Pay/Receive Total Return of Referenced Index	Maturity Date	Unrealized Appreciation (Depreciation) (000)
Barclays Bank PLC	MSCI Emerging Market Index	$21,555	3 Month USD LIBOR plus 0.30%	Receive	2/29/16	$(659)
Citibank NA	Citi Australia Bank Custom Basket††	53	3 Month USD LIBOR minus 0.20%	Pay	8/23/16	(11)
Citibank NA	Citi Australia Bank Custom Basket††	1,295	3 Month USD LIBOR minus 0.20%	Pay	8/23/16	158
Deutsche Bank AG	DB Global Machinery Index††	1,613	3 Month USD LIBOR minus 0.35%	Pay	11/10/15	243
Goldman Sachs International	GS Auto Components Index††	501	3 Month USD LIBOR minus 0.25%	Pay	12/12/15	(8)
Goldman Sachs International	GS Auto Components Index††	1,386	3 Month USD LIBOR minus 0.25%	Pay	12/17/15	5
JPMorgan Chase Bank NA	JPM U.S. Machinery Index††	1,748	3 Month USD LIBOR minus 0.245%	Pay	11/5/15	240
JPMorgan Chase Bank NA	JPMorgan U.S. Refineries Custom Basket††	1,519	3 Month USD LIBOR minus 0.06%	Pay	9/1/16	(34)
JPMorgan Chase Bank NA	JPM Aerospace Index††	4,776	3 Month USD LIBOR minus 0.26%	Pay	9/8/16	115
JPMorgan Chase Bank NA	JPM Aerospace Index††	4,397	3 Month USD LIBOR minus 0.26%	Pay	9/8/16	(26)
						$23

††  See tables below for details of the equity basket holdings underlying the swap.

The following table represents the equity basket holdings underlying the total return swap with Citi Australia Bank Custom Basket as of September 30, 2015.

Security Description	Index Weight
Citi Australia Bank Custom Basket
Australia & New Zealand Banking Group Ltd.	19.80%
Bank of Queensland Ltd.	1.14
Bendigo & Adelaide Bank Ltd.	1.19
Commonwealth Bank of Australia	32.65
National Australia Bank Ltd.	20.72
Westpac Banking Corp.	24.50
100.00%

The following table represents the equity basket holdings underlying the total return swap with DB Global Machinery Index as of September 30, 2015.

Security Description	Index Weight
DB Global Machinery Index
Alfa Laval AB	2.85%
Atlas Copco AB	8.34
Atlas Copco AB	4.52
CNH Industrial N.V.	3.32
Daewoo Shipbuilding & Marine Engineering	0.39
Doosan Infracore Co., Ltd.	0.43
GEA Group AG	3.40
Hino Motors Ltd.	1.31
Hitachi Construction Machinery Co., Ltd.	0.72
Hiwin Technologies Corp.	0.65
Hyundai Heavy Industries Co., Ltd.	2.49
Hyundai Mipo Dockyard Co., Ltd.	0.51
Security Description	Index Weight
DB Global Machinery Index (cont'd)
IMI PLC	2.27%
JTEKT Corp.	1.48
Kawasaki Heavy Industries Ltd.	2.39
Komatsu Ltd.	6.70
Kone Oyj	5.78
Kubota Corp.	7.16
MAN SE	1.87
Melrose Industries PLC	2.38
Metso Oyj	1.44
NGK Insulators Ltd.	2.99
Samsung Heavy Industries Co., Ltd.	0.90
Sandvik AB	5.18
Schindler Holding AG	3.46
Schindler Holding AG	1.68
Sembcorp Marine Ltd.	0.75
SMC Corp.	5.67
Sulzer AG	1.37
Sumitomo Heavy Industries Ltd.	1.03
United Tractors Tbk PT	1.24
Vallourec SA	0.58
Volvo AB	7.68
Wartsila Oyj Abp	3.19
Weichai Power Co., Ltd.	0.48
Weir Group PLC (The)	2.27
Yangzijiang Shipbuilding Holdings Ltd.	0.80
Zoomlion Heavy Industry Science & Technology	0.33
100.00%

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Portfolio of Investments (cont'd)

Global Strategist Portfolio

The following table represents the equity basket holdings underlying the total return swap with GS Auto Components Index as of September 30, 2015.

Security Description	Index Weight
GS Auto Components Index
Aisin Seiki Co., Ltd.	2.44%
Autoliv, Inc.	3.86
BorgWarner, Inc.	3.62
Bridgestone Corp.	8.55
Cheng Shin Rubber Industry Co., Ltd.	1.01
Cie Generale des Etablissements Michelin	6.47
Continental AG	8.92
Delphi Automotive PLC	8.69
Denso Corp.	7.80
GKN PLC	2.54
Hankook Tire Co., Ltd.	0.95
Hanon Systems	0.47
Hyundai Mobis Co., Ltd.	5.07
Hyundai Wia Corp.	0.68
Johnson Controls, Inc.	10.51
Koito Manufacturing Co., Ltd.	1.19
Magna International, Inc.	7.74
NGK Spark Plug Co., Ltd.	1.56
NHK Spring Co., Ltd.	0.58
NOK Corp.	0.78
Nokian Renkaat Oyj	1.40
Pirelli & C. SpA	1.52
Stanley Electric Co., Ltd.	1.08
Sumitomo Electric Industries Ltd.	3.66
Sumitomo Rubber Industries Ltd.	0.90
Toyoda Gosei Co., Ltd.	0.49
Toyota Industries Corp.	2.94
Valeo SA	3.89
Yokohama Rubber Co., Ltd. (The)	0.69
100.00%

The following table represents the equity basket holdings underlying the total return swap with JPM U.S. Machinery Index as of September 30, 2015.

Security Description	Index Weight
JPM U.S. Machinery Index
AGCO Corp.	2.05%
Caterpillar, Inc.	20.99
Cummins, Inc.	9.58
Deere & Co.	12.19
Dover Corp.	4.78
Flowserve Corp.	2.76
Illinois Tool Works, Inc.	15.57
Ingersoll-Rand PLC	6.86
Joy Global, Inc.	0.78
PACCAR, Inc.	9.14
Parker-Hannifin Corp.	6.79
Pentair PLC	4.81
SPX Corp.	0.22
SPX FLOW, Inc.	0.64
Xylem, Inc.	2.84
100.00%

The following table represents the equity basket holdings underlying the total return swap with JPMorgan U.S. Refineries Custom Basket as of September 30, 2015.

Security Description	Index Weight
JPMorgan U.S. Refineries Custom Basket
Delek U.S. Holdings, Inc.	1.30%
HollyFrontier Corp.	6.45
Marathon Petroleum Corp.	19.52
PBF Energy, Inc.	2.81
Phillips 66	23.97
Tesoro Corp.	16.33
Valero Energy Corp.	26.23
Western Refining, Inc.	3.39
100.00%

The following table represents the equity basket holdings underlying the total return swap with JPM Aerospace Index as of September 30, 2015.

Security Description	Index Weight
JPM Aerospace Index
Airbus Group SE	13.75%
B/E Aerospace, Inc.	1.50
Boeing Co. (The)	33.15
Bombardier, Inc.	0.72
KLX, Inc.	0.61
Precision Castparts Corp.	12.23
Rolls-Royce Holdings PLC	5.86
Safran SA	9.41
Textron, Inc.	4.86
Thales SA	2.84
TransDigm Group, Inc.	3.69
United Technologies Corp.	9.39
Zodiac Aerospace	1.99
100.00%

@    Value is less than $500.

†    Credit rating as issued by Standard & Poor's.

*    Cleared swap agreement, the broker is Morgan Stanley & Co., LLC.

LIBOR  London Interbank Offered Rate.

TIIE    Interbank Equilibrium Interest Rate.

AUD  —  Australian Dollar

BRL  —  Brazilian Real

CAD  —  Canadian Dollar

CHF  —  Swiss Franc

CLP  —  Chilean Peso

CNY  —  Chinese Yuan Renminbi

DKK  —  Danish Krone

EUR  —  Euro

GBP  —  British Pound

HKD  —  Hong Kong Dollar

HUF  —  Hungarian Forint

IDR  —  Indonesian Rupiah

ILS  —  Israeli Shekel

INR  —  Indian Rupee

JPY  —  Japanese Yen

KRW  —  South Korean Won

MXN  —  Mexican Peso

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Portfolio of Investments (cont'd)

Global Strategist Portfolio

NOK  —  Norwegian Krone

NZD  —  New Zealand Dollar

PLN  —  Polish Zloty

RUB  —  Russian Ruble

SEK  —  Swedish Krona

SGD  —  Singapore Dollar

THB  —  Thai Baht

TRY  —  Turkish Lira

TWD  —  Taiwan Dollar

USD  —  United States Dollar

ZAR  —  South African Rand

Portfolio Composition

Classification	Percentage of Total Investments
Common Stocks	61.0%
Fixed Income Securities	29.3
Short-Term Investments	9.6
Other**	0.1
Total Investments	100.0	%***

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include open long/short futures contracts with an underlying face amount of approximately $156,239,000 with net unrealized depreciation of approximately $660,000. Does not include open foreign currency forward exchange contracts with net unrealized appreciation of approximately $36,000 and does not include open swap agreements with net unrealized depreciation of approximately $253,000.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Global Strategist Portfolio

Statement of Assets and Liabilities	September 30, 2015 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $341,063)	$364,775
Investment in Security of Affiliated Issuer, at Value (Cost $30,920)	30,886
Total Investments in Securities, at Value (Cost $371,983)	395,661
Foreign Currency, at Value (Cost $1,297)	1,268
Cash	— @
Receivable for Investments Sold	6,204
Receivable for Variation Margin on Futures Contracts	4,998
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	1,099
Interest Receivable	925
Unrealized Appreciation on Swap Agreements	823
Dividends Receivable	440
Receivable for Portfolio Shares Sold	323
Tax Reclaim Receivable	184
Premium Paid on Open Swap Agreements	87
Receivable for Variation Margin on Swap Agreements	7
Receivable from Affiliate	4
Other Assets	71
Total Assets	412,094
Liabilities:
Payable for Investments Purchased	10,344
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	1,063
Due to Broker	845
Unrealized Depreciation on Swap Agreements	789
Premium Received on Open Swap Agreements	605
Payable for Portfolio Shares Redeemed	298
Payable for Advisory Fees	260
Payable for Sub Transfer Agency Fees — Class I	9
Payable for Sub Transfer Agency Fees — Class A	126
Payable for Sub Transfer Agency Fees — Class L	17
Payable for Sub Transfer Agency Fees — Class C	— @
Payable for Trustees' Fees and Expenses	81
Payable for Shareholder Services Fees — Class A	60
Payable for Distribution and Shareholder Services Fees — Class L	15
Payable for Distribution and Shareholder Services Fees — Class C	1
Payable for Custodian Fees	74
Payable for Professional Fees	44
Payable for Administration Fees	27
Payable for Transfer Agency Fees — Class I	3
Payable for Transfer Agency Fees — Class A	11
Payable for Transfer Agency Fees — Class L	3
Payable for Transfer Agency Fees — Class C	— @
Payable for Transfer Agency Fees — Class IS	— @
Other Liabilities	135
Total Liabilities	14,810
Net Assets	$397,284
Net Assets Consist Of:
Paid-in-Capital	$395,638
Distributions in Excess of Net Investment Income	(921)
Accumulated Net Realized Loss	(20,190)
Unrealized Appreciation (Depreciation) on:
Investments	23,712
Investments in Affiliates	(34)
Futures Contracts	(660)
Swap Agreements	(253)
Foreign Currency Forward Exchange Contracts	36
Foreign Currency Translations	(44)
Net Assets	$397,284

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Global Strategist Portfolio

Statement of Assets and Liabilities (cont'd)	September 30, 2015 (000)
CLASS I:
Net Assets	$83,930
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	5,754,730
Net Asset Value, Offering and Redemption Price Per Share	$14.58
CLASS A:
Net Assets	$287,438
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	19,826,161
Net Asset Value, Redemption Price Per Share	$14.50
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.80
Maximum Offering Price Per Share	$15.30
CLASS L:
Net Assets	$24,544
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	1,702,853
Net Asset Value, Offering and Redemption Price Per Share	$14.41
CLASS C:
Net Assets	$1,363
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	94,613
Net Asset Value, Offering and Redemption Price Per Share	$14.41
CLASS IS:
Net Assets	$9
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	626
Net Asset Value, Offering and Redemption Price Per Share	$14.59

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Global Strategist Portfolio

Statement of Operations	Year Ended September 30, 2015 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $363 of Foreign Taxes Withheld)	$7,122
Interest from Securities of Unaffiliated Issuers	3,863
Dividends from Security of Affiliated Issuer (Note G)	50
Total Investment Income	11,035
Expenses:
Advisory Fees (Note B)	1,990
Shareholder Services Fees — Class A (Note D)	841
Distribution and Shareholder Services Fees — Class L (Note D)	205
Distribution and Shareholder Services Fees — Class C (Note D)	4
Custodian Fees (Note F)	535
Sub Transfer Agency Fees — Class I	36
Sub Transfer Agency Fees — Class A	294
Sub Transfer Agency Fees — Class L	35
Sub Transfer Agency Fees — Class C	1
Administration Fees (Note C)	354
Professional Fees	179
Pricing Fees	134
Transfer Agency Fees — Class I (Note E)	10
Transfer Agency Fees — Class A (Note E)	42
Transfer Agency Fees — Class L (Note E)	13
Transfer Agency Fees — Class C (Note E)	1
Transfer Agency Fees — Class IS (Note E)	— @
Shareholder Reporting Fees	66
Registration Fees	58
Trustees' Fees and Expenses	21
Other Expenses	28
Total Expenses	4,847
Waiver of Advisory Fees (Note B)	(208)
Rebate from Morgan Stanley Affiliate (Note G)	(47)
Reimbursement of Class Specific Expenses — Class I (Note B)	(25)
Reimbursement of Class Specific Expenses — Class L (Note B)	(14)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(— @)
Net Expenses	4,552
Net Investment Income	6,483
Realized Gain (Loss):
Investments Sold	(10,234)
Foreign Currency Forward Exchange Contracts	5,606
Foreign Currency Transactions	(752)
Futures Contracts	(5,342)
Swap Agreements	(7,514)
Net Realized Loss	(18,236)
Change in Unrealized Appreciation (Depreciation):
Investments	(23,723)
Investments in Affiliates	(24)
Foreign Currency Forward Exchange Contracts	(1,618)
Foreign Currency Translations	49
Futures Contracts	(1,278)
Swap Agreements	(2,003)
Net Change in Unrealized Appreciation (Depreciation)	(28,597)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(46,833)
Net Decrease in Net Assets Resulting from Operations	$(40,350)

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Global Strategist Portfolio

Statements of Changes in Net Assets	Year Ended September 30, 2015 (000)	Year Ended September 30, 2014 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$6,483	$7,745
Net Realized Gain (Loss)	(18,236)	13,188
Net Change in Unrealized Appreciation (Depreciation)	(28,597)	19,230
Net Increase (Decrease) in Net Assets Resulting from Operations	(40,350)	40,163
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(1,528)	(714)
Net Realized Gain	(2,679)	(3,844)
Class A:
Net Investment Income	(6,120)	(4,088)
Net Realized Gain	(13,028)	(26,774)
Class L:
Net Investment Income	(334)	(173)
Net Realized Gain	(1,018)	(2,073)
Total Distributions	(24,707)	(37,666)
Capital Share Transactions:(1)
Class I:
Subscribed	54,340	25,332
Distributions Reinvested	4,190	4,536
Redeemed	(35,485)	(9,847)
Class A:
Subscribed	16,757	23,787
Distributions Reinvested	18,802	30,252
Redeemed	(64,828)	(63,566)
Class L:
Subscribed	4,778	1,835
Distributions Reinvested	1,327	2,203
Redeemed	(5,643)	(5,157)
Class C:
Subscribed	1,467 *	—
Redeemed	(— @)*	—
Class IS:
Subscribed	10 **	—
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(4,285)	9,375
Total Increase (Decrease) in Net Assets	(69,342)	11,872
Net Assets:
Beginning of Period	466,626	454,754
End of Period (Including Distributions in Excess of Net Investment Income and Accumulated Undistributed Net Investment Income of $(921) and $3,936, respectively)	$397,284	$466,626
(1) Capital Share Transactions:
Class I:
Shares Subscribed	3,417	1,511
Shares Issued on Distributions Reinvested	269	284
Shares Redeemed	(2,225)	(578)
Net Increase in Class I Shares Outstanding	1,461	1,217
Class A:
Shares Subscribed	1,040	1,412
Shares Issued on Distributions Reinvested	1,211	1,903
Shares Redeemed	(4,081)	(3,794)
Net Decrease in Class A Shares Outstanding	(1,830)	(479)
Class L:
Shares Subscribed	305	110
Shares Issued on Distributions Reinvested	86	139
Shares Redeemed	(358)	(309)
Net Increase (Decrease) in Class L Shares Outstanding	33	(60)
The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Global Strategist Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended September 30, 2015 (000)		Year Ended September 30, 2014 (000)
Class C:
Shares Subscribed	95	*	—
Shares Redeemed	(—	@@)*	—
Net Increase in Class C Shares Outstanding	95		—
Class IS:
Shares Subscribed	1	**	—
Net Increase in Class IS Shares Outstanding	1		—

*  For the period April 30, 2015 through September 30, 2015.

**  For the period May 29, 2015 through September 30, 2015.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Financial Highlights

Global Strategist Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$16.99	$16.96	$15.22	$12.50	$12.55
Income (Loss) from Investment Operations:
Net Investment Income†	0.28	0.34	0.35	0.14	0.18
Net Realized and Unrealized Gain (Loss)	(1.73)	1.15	1.44	2.79	(0.02)
Total from Investment Operations	(1.45)	1.49	1.79	2.93	0.16
Distributions from and/or in Excess of:
Net Investment Income	(0.35)	(0.23)	(0.05)	(0.21)	(0.21)
Net Realized Gain	(0.61)	(1.23)	—	—	—
Total Distributions	(0.96)	(1.46)	(0.05)	(0.21)	(0.21)
Net Asset Value, End of Period	$14.58	$16.99	$16.96	$15.22	$12.50
Total Return++	(8.87)%	9.37%	11.79%	23.66%	1.07%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$83,930	$72,952	$52,170	$23,756	$25,192
Ratio of Expenses to Average Net Assets (1)	0.73%+	0.72%+	0.69%+	1.37%+	1.30%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A	0.76%+	N/A	N/A
Ratio of Net Investment Income to Average Net Assets (1)	1.78%+	1.99%+	2.18%+	1.01%+	1.35%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.02%	0.01%	0.02%	0.01%
Portfolio Turnover Rate	98%	62%	107%	168%	164%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.83%	0.83%	0.82%	N/A	N/A
Net Investment Income to Average Net Assets	1.68%	1.88%	2.05%	N/A	N/A

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Financial Highlights

Global Strategist Portfolio

	Class A
	Year Ended September 30,
Selected Per Share Data and Ratios	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$16.88	$16.88	$15.18	$12.47	$12.52
Income (Loss) from Investment Operations:
Net Investment Income†	0.23	0.27	0.42	0.10	0.15
Net Realized and Unrealized Gain (Loss)	(1.71)	1.15	1.32	2.79	(0.03)
Total from Investment Operations	(1.48)	1.42	1.74	2.89	0.12
Distributions from and/or in Excess of:
Net Investment Income	(0.29)	(0.19)	(0.04)	(0.18)	(0.17)
Net Realized Gain	(0.61)	(1.23)	—	—	—
Total Distributions	(0.90)	(1.42)	(0.04)	(0.18)	(0.17)
Net Asset Value, End of Period	$14.50	$16.88	$16.88	$15.18	$12.47
Total Return++	(9.16)%	9.02%	11.49%	23.33%	0.83%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$287,438	$365,642	$373,559	$20,487	$16,857
Ratio of Expenses to Average Net Assets (1)	1.05%+	1.07%+	0.47%+^	1.64%+	1.55%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A	1.03%+^	N/A	N/A
Ratio of Net Investment Income to Average Net Assets (1)	1.44%+	1.64%+	2.60%+^	0.69%+	1.10%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.02%	0.01%	0.02%	0.01%
Portfolio Turnover Rate	98%	62%	107%	168%	164%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.11%	1.14%	1.11%	N/A	N/A
Net Investment Income to Average Net Assets	1.38%	1.57%	1.96%	N/A	N/A

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.09% for Class A shares. Prior to September 16, 2013, the maximum ratio was 0.99% for Class A shares.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Financial Highlights

Global Strategist Portfolio

	Class L
	Year Ended September 30,				Period from April 27, 2012^ to
Selected Per Share Data and Ratios	2015	2014	2013		September 30, 2012
Net Asset Value, Beginning of Period	$16.79	$16.78	$15.15		$14.42
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.15	0.19	0.23		(0.02)
Net Realized and Unrealized Gain (Loss)	(1.72)	1.15	1.42		0.78
Total from Investment Operations	(1.57)	1.34	1.65		0.76
Distributions from and/or in Excess of:
Net Investment Income	(0.20)	(0.10)	(0.02)		(0.03)
Net Realized Gain	(0.61)	(1.23)	—		—
Total Distributions	(0.81)	(1.33)	(0.02)		(0.03)
Net Asset Value, End of Period	$14.41	$16.79	$16.78		$15.15
Total Return++	(9.66)%	8.49%	10.91%		5.30	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$24,544	$28,032	$29,025		$11
Ratio of Expenses to Average Net Assets (1)	1.58%+	1.57%+	1.42	%+^^	2.39	%+*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A	1.49	%+^^	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.93%+	1.14%+	1.44	%+^^	(0.29	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.02%	0.01%		0.03	%*
Portfolio Turnover Rate	98%	62%	107%		168	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.69%	1.70%	1.54%		N/A
Net Investment Income to Average Net Assets	0.82%	1.01%	1.32%		N/A

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.59% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.49% for Class L shares.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Financial Highlights

Global Strategist Portfolio

	Class C
Selected Per Share Data and Ratios	Period from April 30, 2015^ to September 30, 2015
Net Asset Value, Beginning of Period	$16.03
Income (Loss) from Investment Operations:
Net Investment Income†	0.03
Net Realized and Unrealized Loss	(1.65)
Total from Investment Operations	(1.62)
Net Asset Value, End of Period	$14.41
Total Return++	(10.11	)%#
Ratios and Supplemental Data:
Net Assets, End of Period, (Thousands)	$1,363
Ratios of Expenses to Average Net Assets (1)	1.83	%+*
Ratio of Net Investment Income to Average Net Assets (1)	0.54	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*
Portfolio Turnover Rate	98	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	2.28	%*
Net Investment Income to Average Net Assets	0.09	%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Financial Highlights

Global Strategist Portfolio

	Class IS
Selected Per Share Data and Ratios	Period from May 29, 2015^ to September 30, 2015
Net Asset Value, Beginning of Period	$15.97
Income (Loss) from Investment Operations:
Net Investment Income†	0.09
Net Realized and Unrealized Loss	(1.47)
Total from Investment Operations	(1.38)
Net Asset Value, End of Period	$14.59
Total Return++	(8.70	)%#
Ratios and Supplemental Data:
Net Assets, End of Period, in (Thousands)	$9
Ratio of Expenses to Average Net Assets (1)	0.71	%+*
Ratio of Net Investment Income to Average Net Assets (1)	1.66	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*
Portfolio Turnover Rate	98	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation
Expenses to Average Net Assets	16.27	%*
Net Investment Loss to Average Net Assets	(13.90	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("MSIFT" or the "Fund'') is registered under the Investment Company Act of 1940, as amended (the "Act''), as an open-end management investment company. The Fund is comprised of nine separate, active portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance. All Portfolios are considered diversified for purposes of the Act.

The accompanying financial statements relate to the Global Strategist Portfolio. The Portfolio seeks above-average total return over a market cycle of three to five years. The Portfolio offers five classes of shares — Class I, Class A, Class L, Class C and Class IS.

On April 30, 2015, the Portfolio commenced offering Class C shares.

On May 29, 2015, the Portfolio commenced offering Class IS shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service approved by the Fund's Board of Trustees (the "Trustees"). The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolios securities valued by such pricing service; (2) an equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (3) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) futures are valued at the latest price published by the commodities exchange on which they trade; (5) swaps are marked-to-market daily based upon quotations from market makers; (6) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (7) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (8) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day; and (9) short-term taxable debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such price does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser. Other taxable short-term debt securities with maturities of more than 60 days will be valued on a mark-to-market basis until such time as they reach a maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Adviser determines such price does not reflect the securities' fair value, in which case these securities will be valued at their fair market value as determined by the Adviser.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Notes to Financial Statements (cont'd)

may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Portfolio's investments as of September 30, 2015.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Adjustable Rate Mortgage	$—	$32	$—	$32
Agency Fixed Rate Mortgages	—	11,867	—	11,867
Asset-Backed Security	—	397	—	397
Collateralized Mortgage Obligations — Agency Collateral Series	—	1,876	—	1,876
Commercial Mortgage-Backed Securities	—	3,234	—	3,234
Corporate Bonds	—	33,825	—	33,825
Mortgages — Other	—	1,654	—	1,654
Sovereign	—	47,680	—	47,680
U.S. Treasury Securities	—	15,562	—	15,562
Total Fixed Income Securities	—	116,127	—	116,127
Common Stocks
Aerospace & Defense	2,178	801	—	2,979
Air Freight & Logistics	713	320	—	1,033
Airlines	22	1,086	—	1,108
Auto Components	338	1,242	—	1,580
Automobiles	542	3,304	—	3,846
Banks	11,730	21,591	—	33,321
Beverages	2,190	2,803	—	4,993
Biotechnology	3,167	544	—	3,711
Building Products	14	1,810	—	1,824
Capital Markets	2,763	2,928	—	5,691
Chemicals	1,528	3,574	—	5,102
Commercial Services & Supplies	682	563	—	1,245
Communications Equipment	2,353	636	—	2,989
Construction & Engineering	132	2,468	—	2,600
Construction Materials	—	871	—	871
Consumer Finance	834	—	—	834
Containers & Packaging	192	120	—	312
Distributors	9	—	—	9
Diversified Consumer Services	219	—	—	219
Diversified Financial Services	881	2,010	—	2,891
Diversified Telecommunication Services	2,468	4,672	—	7,140
Electric Utilities	2,171	2,592	—	4,763
Electrical Equipment	521	1,364	—	1,885
Electronic Equipment, Instruments & Components	305	1,046	—	1,351
Energy Equipment & Services	1,623	294	—	1,917
Food & Staples Retailing	4,156	2,137	—	6,293
Food Products	1,640	3,699	—	5,339
Gas Utilities	29	696	—	725
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Health Care Equipment & Supplies	$2,660	$869	$—	$3,529
Health Care Providers & Services	3,343	373	—	3,716
Health Care Technology	133	—	—	133
Hotels, Restaurants & Leisure	2,417	1,618	—	4,035
Household Durables	225	511	—	736
Household Products	2,624	1,300	—	3,924
Independent Power Producers & Energy Traders	25	83	—	108
Industrial Conglomerates	922	1,522	—	2,444
Information Technology Services	4,363	2,158	—	6,521
Insurance	1,275	5,379	—	6,654
Internet & Catalog Retail	1,328	128	—	1,456
Internet Software & Services	2,694	73	—	2,767
Leisure Products	46	—	—	46
Life Sciences Tools & Services	557	134	—	691
Machinery	1,249	2,172	—	3,421
Marine	—	309	—	309
Media	5,059	2,425	—	7,484
Metals & Mining	2,044	2,614	—	4,658
Multi-Utilities	1,609	1,297	—	2,906
Multi-line Retail	1,446	359	—	1,805
Oil, Gas & Consumable Fuels	7,473	4,936	—	12,409
Paper & Forest Products	28	214	—	242
Personal Products	254	1,983	—	2,237
Pharmaceuticals	5,150	10,792	—	15,942
Professional Services	620	2,586	—	3,206
Real Estate Investment Trusts (REITs)	3,489	1,546	—	5,035
Real Estate Management & Development	501	1,935	—	2,436
Road & Rail	1,580	1,693	—	3,273
Semiconductors & Semiconductor Equipment	2,731	662	6	3,399
Software	3,873	808	—	4,681
Specialty Retail	3,395	1,596	—	4,991
Tech Hardware, Storage & Peripherals	7,048	633	—	7,681
Textiles, Apparel & Luxury Goods	844	1,692	—	2,536
Thrifts & Mortgage Finance	91	—	—	91
Tobacco	1,522	2,099	—	3,621
Trading Companies & Distributors	227	1,187	—	1,414
Transportation Infrastructure	—	1,733	—	1,733
Water Utilities	—	3	—	3
Wireless Telecommunication Services	227	2,217	—	2,444
Total Common Stocks	116,472	124,810	6	241,288

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Investment Companies	$360	$—	$—	$360
Rights	—	1	—	1
Warrant	3	—	—	3
Short-Term Investments
Investment Company	30,788	—	—	30,788
U.S Treasury Security	—	7,094	—	7,094
Total Short-Term Investments	30,788	7,094	—	37,882
Foreign Currency Forward Exchange Contracts	—	1,099	—	1,099
Futures Contracts	578	—	—	578
Credit Default Swap Agreements	—	61	—	61
Interest Rate Swap Agreement	—	1	—	1
Total Return Swap Agreements	—	761	—	761
Total Assets	148,201	249,954	6	398,161
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(1,063)	—	(1,063)
Futures Contracts	(1,238)	—	—	(1,238)
Credit Default Swap Agreement	—	(1)	—	(1)
Interest Rate Swap Agreements	—	(337)	—	(337)
Total Return Swap Agreements	—	(738)	—	(738)
Total Liabilities	(1,238)	(2,139)	—	(3,377)
Total	$146,963	$247,815	$6	$394,784

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of September 30, 2015, securities with a total value of approximately $119,110,000 transferred from Level 1 to Level 2. At September 30, 2015, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stock (000)
Beginning Balance	$—
Purchases	38
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	(32)
Realized gains (losses)	—
Ending Balance	$6
Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2015	$(32)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of September 30, 2015.

	Fair Value at September 30, 2015 (000)	Valuation Technique	Unobservable Input	Range				Selected Value		Impact to Valuation from an Increase in Input
Semiconductors & Semiconductors Equipment
Common Stock	$6	Market Transaction Method	Last Traded Price	$0.50		$0.50		$0.50		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	13.0%		13.0%		13.0%		Decrease
			Long-Term Growth Rate	3.5%		3.5%		3.5%		Increase
			Capitalization Rate	9.5%		9.5%		9.5%		Increase
		Market Comparable Companies	Enterprise Value/EBITDA	5.6	x	6.9	x	6.0	x	Increase
			Discount for Lack of Marketability	15.0%		15.0%		15.0%		Decrease

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Notes to Financial Statements (cont'd)

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Notes to Financial Statements (cont'd)

unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Portfolio's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with which the Portfolio has open positions in the futures contract.

Swaps: The Portfolio may enter into OTC swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Portfolio's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Portfolio or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

The Portfolio's use of swaps during the period included those based on the credit of an underlying security commonly referred to as "credit default swaps." The Portfolio may be either the buyer or seller in a credit default swap. Where the Portfolio is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Notes to Financial Statements (cont'd)

the debt obligation. If no default occurs, the Portfolio would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Portfolio is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event by the issuer of the referenced debt obligation. The use of credit default swaps could result in losses to the Portfolio if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap agreement and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The Portfolio's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the swap agreement.

The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When the Portfolio has an unrealized loss on a swap agreement, the Portfolio has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Statement of Assets and Liabilities.

Upfront payments received or paid by the Portfolio will be reflected as an asset or liability, respectively, in the Statement of Assets and Liabilities.

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Portfolio also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Portfolio may use cross currency hedging or proxy hedging with respect to currencies in which the Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Notes to Financial Statements (cont'd)

because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following tables set forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of September 30, 2015.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$1,099
Futures Contract	Variation Margin on Futures Contract	Currency Risk	63	(a)
Futures Contracts	Variation Margin on Futures Contracts	Equity Risk	454	(a)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	61	(a)
Swap Agreements	Unrealized Appreciation on Swap Agreements	Credit Risk	61
Swap Agreements	Unrealized Appreciation on Swap Agreements	Equity Risk	761
Swap Agreement	Unrealized Appreciation on Swap Agreement	Interest Rate Risk	1
Total			$2,500
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(1,063)
Futures Contracts	Variation Margin on Futures Contracts	Commodity Risk	(155	)(a)
Futures Contracts	Variation Margin on Futures Contracts	Equity Risk	(493	)(a)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	(590	)(a)
Swap Agreement	Unrealized Depreciation on Swap Agreement	Credit Risk	(1)
Swap Agreements	Unrealized Depreciation on Swap Agreements	Equity Risk	(738)
Swap Agreements	Unrealized Depreciation on Swap Agreements	Interest Rate Risk	(50)
Swap Agreements	Variation Margin on Swap Agreements	Interest Rate Risk	(287	)(a)
Total			$(3,377)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended September 30, 2015 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$5,606
Commodity Risk	Futures Contracts	659
Currency Risk	Futures Contracts	750
Equity Risk	Futures Contracts	(7,456)
Interest Rate Risk	Futures Contracts	705
Credit Risk	Swap Agreements	257
Equity Risk	Swap Agreements	(4,735)
Interest Rate Risk	Swap Agreements	(3,036)
	Total	$(7,250)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(1,618)
Commodity Risk	Futures Contracts	(582)
Currency Risk	Futures Contracts	(58)
Equity Risk	Futures Contracts	255
Interest Rate Risk	Futures Contracts	(893)
Credit Risk	Swap Agreements	49
Equity Risk	Swap Agreements	(1,474)
Interest Rate Risk	Swap Agreements	(578)
	Total	$(4,899)

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Notes to Financial Statements (cont'd)

At September 30, 2015, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(b)	Assets(c) (000)	Liabilities(c) (000)
Foreign Currency Forward Exchange Contracts	$1,099	$(1,063)
Swap Agreements	823	(789)
Total	$1,922	$(1,852)

(b) Excludes exchange traded derivatives.

(c) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of September 30, 2015.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received(d) (000)	Net Amount (not less than $0) (000)
Bank of America NA	$37	$(26)	$—	$11
Bank of Montreal	50	(50)	—	0
Bank of New York Mellon	7	(7)	—	0
Barclays Bank PLC	59	(59)	—	0
Citibank NA	474	(82)	(325)	67
Commonwealth Bank of Australia	73	(73)	—	0
Credit Suisse International	19	(19)	—	0
Deutsche Bank AG	377	(102)	(275)	0
Goldman Sachs International	72	(72)	—	0
HSBC Bank PLC	5	(5)	—	0
JPMorgan Chase Bank NA	438	(155)	(230)	53
State Street Bank and Trust Co.	66	(66)	—	0
UBS AG	245	(42)	—	203
Total	$1,922	$(758)	$(830)	$334

(d) In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged(e) (000)	Net Amount (not less than $0) (000)
Bank of America NA	$26	$(26)	$—	$0
Bank of Montreal	102	(50)	—	52
Bank of New York Mellon	36	(7)	—	29
Barclays Bank PLC	679	(59)	(620)	0
Citibank NA	82	(82)	—	0
Commonwealth Bank of Australia	120	(73)	—	47
Credit Suisse International	195	(19)	—	176
Deutsche Bank AG	102	(102)	—	0
Goldman Sachs International	126	(72)	(54)	0
HSBC Bank PLC	48	(5)	—	43
JPMorgan Chase Bank NA	155	(155)	—	0
Northern Trust Company	6	—	—	6
State Street Bank and Trust Co.	123	(66)	—	57

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Notes to Financial Statements (cont'd)

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged(e) (000)	Net Amount (not less than $0) (000)
UBS AG	$42	$(42)	$—	$0
Union Bank of Switzerland	5	—	—	5
Westpac Banking Corp.	5	—	—	5
Total	$1,852	$(758)	$(674)	$420

(e) In some instances, the actual collateral pledged may be more than the amount shown here due to overcollateralization.

For the year ended September 30, 2015, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$179,842,000
Futures Contracts:
Average monthly original value	$374,167,000
Swap Agreements:
Average monthly notional amount	$300,835,000

5.  When-Issued/Delayed Delivery Securities: The Portfolio purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Portfolio's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Portfolio.

6.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Portfolio owns shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.45% of the average daily net assets of the Portfolio.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.74% for Class I shares, 1.09% for Class A

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Notes to Financial Statements (cont'd)

shares, 1.59% for Class L shares, 1.84% for Class C shares and 0.71% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time that the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended September 30, 2015, approximately $208,000 of advisory fees were waived and approximately $40,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended September 30, 2015, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $243,788,000 and $248,639,000, respectively. For the year ended September 30, 2015, purchases and sales of long-term U.S. Government securities were approximately $147,166,000 and $148,443,000, respectively.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended September 30, 2015, advisory fees paid were reduced by approximately $46,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended September 30, 2015 is as follows:

Value September 30, 2014 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value September 30, 2015 (000)
$73,049	$221,126	$263,387	$44	$30,788

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Notes to Financial Statements (cont'd)

The Portfolio invests in Morgan Stanley Institutional Fund, Inc. — Emerging Markets Portfolio ("Emerging Markets Portfolio"), an open-end management investment company advised by an affiliate of the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Emerging Markets Portfolio. For the year ended September 30, 2015, advisory fees paid were reduced by approximately $1,000 relating to the Portfolio's investment in the Emerging Markets Portfolio. The Emerging Markets Portfolio has a cost basis of approximately $132,000 at September 30, 2015.

A summary of the Portfolio's transactions in shares of the Emerging Markets Portfolio during the year ended September 30, 2015 is as follows:

Value September 30, 2014 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value September 30, 2015 (000)
$116	$6	$—	$6	$98

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended September 30, 2015, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2015 and 2014 was as follows:

2015 Distributions Paid From:		2014 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$17,981	$6,726	$18,470	$19,196

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, basis adjustments for swap transactions, paydown adjustments, distribution redesignations and tax adjustments on passive foreign investment companies sold by the Portfolio, resulted in the following reclassifications among the components of net assets at September 30, 2015:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$(3,358)	$3,358	—

At September 30, 2015, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$—	$425

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Notes to Financial Statements (cont'd)

Capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended September 30, 2015, the Portfolio deferred to October 1, 2015 for U.S. Federal income tax purposes the following losses:

Post-October Currency And Specified Ordinary Losses (000)	Post-October Capital Losses (000)
—	$12,881

I. Other: At September 30, 2015, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 70.2%.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Global Strategist Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Global Strategist Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund Trust) (the "Portfolio") as of September 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Strategist Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund Trust) at September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for the two years in the period then ended and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 25, 2015

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Adviser under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Portfolio. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolio

The Board reviewed the performance, fees and expenses of the Portfolio compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Portfolio. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2014, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Portfolio's performance was better than its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Portfolio relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Portfolio's total expense ratio. The Board noted that the Portfolio's management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Portfolio's (i) performance was competitive with its peer group average; and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Portfolio and how that relates to the Portfolio's total expense ratio and particularly the Portfolio's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Portfolio and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Portfolio supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Portfolio and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Portfolio and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Portfolio and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolio to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended September 30, 2015. For corporate shareholders 27.46% of the dividends qualified for the dividends received deduction.

The Portfolio designated and paid approximately $6,726,000 as a long-term capital gain distribution.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended September 30, 2015. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $7,032,000 as taxable at this lower rate.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

• Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				96

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA of the USA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity J Street Cup Golf ; Trustee of Fairhaven United Methodist Church.

Kathleen A. Dennis (62) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	96	Director of various nonprofit organizations.
Nancy C. Everett (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since January 2015	Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	96

Member of Virginia Commonwealth University Board of Visitors; Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Independent Trustee***
Jakki L. Haussler (58) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	96

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Member, University of Cincinnati Foundation Investment Committee; formerly, Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (66) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	98	Director of NVR, Inc. (home construction).
Joseph J. Kearns (73) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	99	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				96	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (79) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Trustee	Chair of the Boards since July 2006 and Trustee since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	98	None.
W. Allen Reed (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	96	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (83) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	99	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-December 2012).

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Trustee and Officer Information (unaudited) (cont'd)

Interested Trustee:

Name, Age and Address of Interested Trustee	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee***
James F. Higgins (67) One New York Plaza, New York, NY 10004	Trustee	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	97	Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America
(2004-2011).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2014) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (52) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006) and Global Portfolio Analysis and Reporting (since 2012); for MSIM's Long Only business.

Stefanie V. Chang Yu (48) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (50) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (50) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (48) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and has qualified.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund Trust, which describes in detail each Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2015 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTGSANN
1347154 EXP 11.30.16

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund Trust

High Yield Portfolio

Annual Report

September 30, 2015

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	13
Statement of Operations	15
Statements of Changes in Net Assets	16
Financial Highlights	18
Notes to Financial Statements	23
Report of Independent Registered Public Accounting Firm	28
Investment Advisory Agreement Approval	29
Federal Tax Notice	31
U.S. Privacy Policy	32
Trustee and Officer Information	35

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in High Yield Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2015

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Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Expense Example (unaudited)

High Yield Portfolio

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2015 and held for the entire six-month period (unless otherwise noted).

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/15	Actual Ending Account Value 9/30/15	Hypothetical Ending Account Value	Actual Expenses Paid During Period		Hypothetical Expenses Paid During Period		Net Expense Ratio During Period***
High Yield Portfolio Class I	$1,000.00	$984.00	$1,021.31	$3.73	*	$3.80	*	0.75%
High Yield Portfolio Class A	1,000.00	982.00	1,019.55	5.47	*	5.57	*	1.10
High Yield Portfolio Class L	1,000.00	981.00	1,018.30	6.70	*	6.83	*	1.35
High Yield Portfolio Class C	1,000.00	962.50	1,013.25	7.57	**	7.76	**	1.84
High Yield Portfolio Class IS	1,000.00	983.20	1,021.46	3.58	*	3.65	*	0.72

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 183/365 (to reflect the most recent one-half year period).

**  Expenses are calculated using the Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 153/365 (to reflect the actual days in the period).

***  Annualized.

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Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Investment Overview (unaudited)

High Yield Portfolio

The High Yield Portfolio seeks total return.

Performance

For the fiscal year ended September 30, 2015, the Portfolio's Class I shares had a total return based on net asset value and reinvestment of distributions per share of –2.10%, net of fees. The Portfolio's Class I shares outperformed against the Portfolio's benchmark the Barclays U.S. Corporate High Yield Index (the "Index"), which returned –3.43%.

Factors Affecting Performance

•  Concerns over central bank policy around the world and global issues, such as Greece's debt crisis and China's economic slowdown, kept bond markets fairly turbulent during the period. Risk premia rose substantially in the latter months of the period and asset prices suffered. The rise in risk premia was driven by a continued tightening of financial conditions, catalyzed by a devaluation of the Chinese currency in August. This tightening of financial conditions resulted in falling business confidence and generally weaker-than-expected economic data. These factors drove "risk-off" sentiment and led to a widening of credit spreads, an equity market sell-off and a rally in U.S. Treasuries. Furthermore, to the surprise of many, the Federal Reserve (Fed) kept interest rates unchanged and delivered a more dovish-than-expected policy statement at its September 2015 meeting. As an unintended consequence, markets increasingly worried that the negative impact on the U.S. economy's growth dynamics would warrant a ratcheting down of global growth expectations. This fear drove risk premia even higher. The Fed has communicated that its decision to hike rates will be data dependent, which implies some uncertainty on whether a hike will happen this year. Only with a material recovery in labor market indicators over the next few months would a rate hike likely occur this year.

•  Despite a general increase in yields in first half of the period, over the full 12-month period, 5-, 10-, and 30-year Treasury yields ended 41, 36 and 34 basis points lower, respectively.(i) U.S. 2-year yields ended the period relatively flat at 2 basis points higher.

•  Recovering from a volatile fourth quarter of 2014, high yield credit started 2015 on a positive note, as one of the few fixed income sectors to have positive performance in the first quarter of 2015. However, amid economic and geopolitical worries, the U.S. credit markets endured record amounts of new issuance, which eventually pressured yield spreads wider (and prices lower, as bond prices move inversely to yields). Over the course of 2015, credit spreads in all markets have widened materially and are currently at levels which are typically only seen in periods of economic recession or systemic stress. The spreads observable in the investment grade markets include a material risk premium, and spreads in the high yield market are compensating for a significant uptick in defaults. While it is clear that certain emerging markets are seeing a material risk of recession, the consensus is for the developed world to see moderate growth over the coming year. We believe this growth backdrop, combined with low inflation, is likely to lead to ongoing accommodative monetary policy from the central banks around the world, which should keep defaults low and support credit markets.

•  Another driver of credit spreads is the technical balance between supply and demand. Supply volume has been elevated across many of the credit markets. This has been most apparent in the U.S. investment grade market, where a combination of increased merger and acquisition activity and the fear that an interest rate tightening cycle could increase the future cost of long-term debt financing has caused corporate treasurers to turn to the bond markets. As a result, year-to-date new issue volumes have been running at record pace. This is to a lesser extent also true in the U.S. high yield and European investment grade markets. Along with this high level of issuance, demand has been muted as many yield-oriented investors are awaiting higher yields before committing capital to the market. This mismatch between supply and demand has resulted in a higher liquidity premium, which has contributed to the wider credit spreads.

Management Strategies

•  The Portfolio is focused on middle-market high yield credits, which we define as companies with

(i)  Source for U.S. Treasury yields: Bloomberg L.P.

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Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Investment Overview (unaudited) (cont'd)

High Yield Portfolio

$200 million to $1 billion of total debt outstanding. We believe that this segment of the high yield market offers attractive opportunities, as market participants (including asset managers and sell-side research analysts) do not cover it as closely as they do the largest high yield credits. This focus aided relative performance because the middle-market segment offered a yield advantage over the broader high yield market during the period.

•  A general underweight to the energy sector also aided relative performance as this sector endured considerable spread widening during the period. Although we note that the positioning did detract from absolute performance.

*  Minimum Investment

**  Commenced operations on February 7, 2012

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, Class L, Class C and Class IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (where applicable).

Performance Compared to the Barclays U.S. Corporate High Yield Index(1) and the Lipper High Current Yield Bond Funds Index(2)

	Period Ended September 30, 2015 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(7)
Portfolio — Class I Shares w/o sales charges(4)	–2.10%	—	—	8.57%
Portfolio — Class A Shares w/o sales charges(4)	–2.43	—	—	8.25
Portfolio — Class A Shares with maximum 4.25% sales charges(4)	–6.61	—	—	6.97
Portfolio — Class L Shares w/o sales charges(4)	–2.70	—	—	7.97
Portfolio — Class C Shares w/o sales charges(6)	—	—	—	–3.75
Portfolio — Class C Shares with maximum 1.00% deferred sales charges(6)	—	—	—	–4.69
Portfolio — Class IS Shares w/o sales charges(5)	–2.17	—	—	–0.86
Barclays U.S. Corporate High Yield Index	–3.43	—	—	5.07
Lipper High Current Yield Bond Funds Index	–3.26	—	—	4.91

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. Returns for period less than one year are not annualized. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)  The Barclays U.S. Corporate High Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody's, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging market debt. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper High Current Yield Bond Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper High Current Yield Bond Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper High Current Yield Bond Funds classification.

(3)  Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower.

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Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Investment Overview (unaudited) (cont'd)

High Yield Portfolio

(4)  Commenced operations on February 7, 2012.

(5)  Commenced operations on March 28, 2014.

(6)  Commenced operations on April 30, 2015.

(7)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Portfolio, not the inception of the Indexes.

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Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Portfolio of Investments

High Yield Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (97.3%)
Corporate Bonds (92.7%)
Basic Materials (5.0%)
American Gilsonite Co.
11.50%, 9/1/17 (a)	$500	$428
Chemtura Corp.
5.75%, 7/15/21	350	347
Eco Services Operations LLC/Eco Finance Corp.
8.50%, 11/1/22 (a)	350	313
FMG Resources August 2006 Pty Ltd.
9.75%, 3/1/22 (a)	450	420
Hexion, Inc.,
8.88%, 2/1/18	550	443
10.00%, 4/15/20	250	241
Lundin Mining Corp.
7.50%, 11/1/20 (a)	400	388
Permian Holdings, Inc.
10.50%, 1/15/18 (a)	210	118
Prince Mineral Holding Corp.
11.50%, 12/15/19 (a)	450	380
Signode Industrial Group Lux SA/ Signode Industrial Group US, Inc.
6.38%, 5/1/22 (a)	550	522
		3,600
Communications (9.5%)
Altice Financing SA
6.63%, 2/15/23 (a)	500	482
Altice Finco SA
8.13%, 1/15/24 (a)	250	239
Bankrate, Inc.
6.13%, 8/15/18 (a)	350	343
Cable One, Inc.
5.75%, 6/15/22 (a)	500	494
Cablevision Systems Corp.
7.75%, 4/15/18	150	150
CCO Holdings LLC/CCO Holdings Capital Corp.
5.75%, 1/15/24	100	96
Columbus International, Inc.
7.38%, 3/30/21 (a)	450	467
CommScope Technologies Finance LLC
6.00%, 6/15/25 (a)	400	385
CommScope, Inc.
5.50%, 6/15/24 (a)	100	96
Crown Castle International Corp.
5.25%, 1/15/23	250	265
CSC Holdings LLC
5.25%, 6/1/24	500	396
GCI, Inc.
6.88%, 4/15/25	250	253
inVentiv Health, Inc.
9.00%, 1/15/18 (a)	250	259
Lamar Media Corp.
5.38%, 1/15/24	250	254
	Face Amount (000)	Value (000)
MDC Partners, Inc.
6.75%, 4/1/20 (a)	$300	$297
Midcontinent Communications & Midcontinent Finance Corp.,
6.25%, 8/1/21 (a)	450	450
6.88%, 8/15/23 (a)	350	350
Outfront Media Capital LLC/ Outfront Media Capital Corp.
5.63%, 2/15/24	350	356
Sable International Finance Ltd.
6.88%, 8/1/22 (a)	500	506
SBA Telecommunications, Inc.
5.75%, 7/15/20	250	258
Syniverse Holdings, Inc.
9.13%, 1/15/19	250	214
T-Mobile USA, Inc.
6.84%, 4/28/23	250	248
		6,858
Consumer, Cyclical (20.5%)
Accuride Corp.
9.50%, 8/1/18	400	403
Air Canada
7.75%, 4/15/21 (a)	450	475
Algeco Scotsman Global Finance PLC,
8.50%, 10/15/18 (a)	200	176
10.75%, 10/15/19 (a)	200	107
Allied Specialty Vehicles, Inc.
8.50%, 11/1/19 (a)	350	366
American Airlines Group, Inc.
5.50%, 10/1/19 (a)	250	253
American Builders & Contractors Supply Co., Inc.
5.63%, 4/15/21 (a)	350	345
AV Homes, Inc.
8.50%, 7/1/19	350	347
Beacon Roofing Supply, Inc.
6.38%, 10/1/23	300	302
Carrols Restaurant Group, Inc.
8.00%, 5/1/22	450	476
CCM Merger, Inc.
9.13%, 5/1/19 (a)	100	106
Century Communities, Inc.,
6.88%, 5/15/22	350	334
6.88%, 5/15/22 (a)	250	239
Chester Downs & Marina LLC/ Chester Downs Finance Corp.
9.25%, 2/1/20 (a)	450	343
Dollar Tree, Inc.
5.75%, 3/1/23 (a)	500	521
Downstream Development Authority of the Quapaw Tribe of Oklahoma
10.50%, 7/1/19 (a)	417	437
Eldorado Resorts, Inc.
7.00%, 8/1/23 (a)	200	198

The accompanying notes are an integral part of the financial statements.
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Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Portfolio of Investments (cont'd)

High Yield Portfolio

	Face Amount (000)	Value (000)
Consumer, Cyclical (cont'd)
Empire Today LLC/Empire Today Finance Corp.
11.38%, 2/1/17 (a)	$175	$165
Exide Technologies
8.63%, 2/1/18 (b)(c)	100	1
FelCor Lodging LP
6.00%, 6/1/25	450	452
Gibson Brands, Inc.
8.88%, 8/1/18 (a)	500	444
Global Partners LP/GLP Finance Corp.
6.25%, 7/15/22	475	420
Golden Nugget Escrow, Inc.
8.50%, 12/1/21 (a)	250	253
Greektown Holdings LLC/ Greektown Mothership Corp.
8.88%, 3/15/19 (a)	350	361
Guitar Center, Inc.
6.50%, 4/15/19 (a)	350	324
Hilton Worldwide Finance LLC/ Hilton Worldwide Finance Corp.
5.63%, 10/15/21	250	259
International Game Technology PLC
5.63%, 2/15/20 (a)	250	244
JC Penney Corp., Inc.
8.13%, 10/1/19	400	402
Logan's Roadhouse, Inc.
10.75%, 10/15/17	300	200
Meritor, Inc.
6.25%, 2/15/24	250	239
Neiman Marcus Group Ltd., LLC
8.75%, 10/15/21 (a)(d)	350	362
Oshkosh Corp.
5.38%, 3/1/22	350	357
Party City Holdings, Inc.
6.13%, 8/15/23 (a)	250	253
Pittsburgh Glass Works LLC
8.00%, 11/15/18 (a)	500	520
Playa Resorts Holding BV
8.00%, 8/15/20 (a)	500	507
Rite Aid Corp.,
6.13%, 4/1/23 (a)	250	249
6.75%, 6/15/21	500	514
RSI Home Products, Inc.
6.50%, 3/15/23 (a)	450	452
Seminole Hard Rock Entertainment, Inc./ Seminole Hard Rock International LLC
5.88%, 5/15/21 (a)	250	248
Sonic Automotive, Inc.
5.00%, 5/15/23	375	361
Speedway Motorsports, Inc.
5.13%, 2/1/23	250	246
	Face Amount (000)	Value (000)
Suburban Propane Partners LP/ Suburban Energy Finance Corp.
5.75%, 3/1/25	$250	$238
Sugarhouse HSP Gaming Prop Mezz LP/ Sugarhouse HSP Gaming Finance Corp.
6.38%, 6/1/21 (a)	125	118
Tops Holding LLC/Tops Markets II Corp.
8.00%, 6/15/22 (a)	500	503
United Continental Holdings, Inc.
6.38%, 6/1/18	400	421
VistaJet Malta Finance PLC/ VistaJet Co., Finance LLC
7.75%, 6/1/20 (a)	300	273
		14,814
Consumer, Non-Cyclical (17.1%)
Acadia Healthcare Co., Inc.,
5.13%, 7/1/22	250	247
6.13%, 3/15/21	400	418
Ahern Rentals, Inc.
7.38%, 5/15/23 (a)	400	350
Albea Beauty Holdings SA
8.38%, 11/1/19 (a)	100	106
Alere, Inc.
6.38%, 7/1/23 (a)	200	204
American Achievement Corp.
10.88%, 4/15/16 (a)	400	397
Amsurg Corp.
5.63%, 7/15/22	275	276
Aramark Services, Inc.
5.75%, 3/15/20	500	521
Beverages & More, Inc.
10.00%, 11/15/18 (a)	500	482
Brand Energy & Infrastructure Services, Inc.
8.50%, 12/1/21 (a)	250	224
Bumble Bee Holdco SCA
9.63%, 3/15/18 (a)(d)	465	472
Cenveo Corp.
6.00%, 8/1/19 (a)	250	211
Concordia Healthcare Corp.
7.00%, 4/15/23 (a)	250	219
Constellis Holdings LLC/Constellis Finance Corp.
9.75%, 5/15/20 (a)	500	457
DJO Finco, Inc./DJO Finance LLC/ DJO Finance Corp.
8.13%, 6/15/21 (a)	250	244
DPx Holdings BV
7.50%, 2/1/22 (a)	100	101
DS Services of America, Inc.
10.00%, 9/1/21 (a)	304	351
DynCorp International, Inc.
10.38%, 7/1/17	400	288
Endo Ltd./Endo Finance LLC/Endo Finco, Inc.
6.00%, 7/15/23 (a)	450	445
The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Portfolio of Investments (cont'd)

High Yield Portfolio

	Face Amount (000)	Value (000)
Consumer, Non-Cyclical (cont'd)
Global A&T Electronics Ltd.
10.00%, 2/1/19 (a)	$400	$315
Harland Clarke Holdings Corp.
9.75%, 8/1/18 (a)	500	516
Jaguar Holding Co. II/ Pharmaceutical Product Development LLC
6.38%, 8/1/23 (a)	500	487
JLL/Delta Dutch Pledgeco BV
8.75%, 5/1/20 (a)(d)	350	354
KeHE Distributors LLC/KeHE Finance Corp.
7.63%, 8/15/21 (a)	370	389
Mallinckrodt International Finance SA/ Mallinckrodt CB LLC
5.50%, 4/15/25 (a)	450	403
Monitronics International, Inc.
9.13%, 4/1/20	185	167
Mustang Merger Corp.
8.50%, 8/15/21 (a)	270	281
Pinnacle Operating Corp.
9.00%, 11/15/20 (a)	400	389
Quintiles Transnational Corp.
4.88%, 5/15/23 (a)	300	298
Safway Group Holding LLC/Safway Finance Corp.
7.00%, 5/15/18 (a)	375	386
Service Corp. International
5.38%, 1/15/22	100	104
Spectrum Brands, Inc.
5.75%, 7/15/25 (a)	250	256
Tenet Healthcare Corp.
3.84%, 6/15/20 (a)(e)	450	447
TMS International Corp.
7.63%, 10/15/21 (a)	250	234
United Rentals North America, Inc.
5.75%, 11/15/24	500	481
US Foods, Inc.
8.50%, 6/30/19	470	488
Valeant Pharmaceuticals International, Inc.
5.88%, 5/15/23 (a)	250	240
Wells Enterprises, Inc.
6.75%, 2/1/20 (a)	88	90
		12,338
Diversified (0.6%)
Argos Merger Sub, Inc.
7.13%, 3/15/23 (a)	250	253
Horizon Pharma Financing, Inc.
6.63%, 5/1/23 (a)	250	222
		475
Energy (9.5%)
Approach Resources, Inc.
7.00%, 6/15/21	50	30
	Face Amount (000)	Value (000)
Blue Racer Midstream LLC/ Blue Racer Finance Corp.
6.13%, 11/15/22 (a)	$350	$334
Bonanza Creek Energy, Inc.
6.75%, 4/15/21	100	70
Carrizo Oil & Gas, Inc.
6.25%, 4/15/23	425	372
Crestwood Midstream Partners LP/ Crestwood Midstream Finance Corp.,
6.13%, 3/1/22	130	113
6.25%, 4/1/23 (a)	250	214
CrownRock LP/CrownRock Finance, Inc.
7.75%, 2/15/23 (a)	200	197
DCP Midstream LLC
5.35%, 3/15/20 (a)	400	389
Endeavor Energy Resources LP/ EER Finance, Inc.
8.13%, 9/15/23 (a)	500	482
Halcon Resources Corp.
8.63%, 2/1/20 (a)	250	209
Hilcorp Energy I LP/Hilcorp Finance Co.,
5.00%, 12/1/24 (a)	250	214
5.75%, 10/1/25 (a)	250	221
Laredo Petroleum, Inc.
6.25%, 3/15/23	200	183
Lonestar Resources America, Inc.
8.75%, 4/15/19 (a)	350	233
Matador Resources Co.
6.88%, 4/15/23 (a)	225	217
Memorial Resource Development Corp.
5.88%, 7/1/22	50	46
Newfield Exploration Co.
5.38%, 1/1/26	200	184
Noble Energy, Inc.
5.88%, 6/1/24	100	100
Northern Oil and Gas, Inc.
8.00%, 6/1/20	300	225
Northern Tier Energy LLC/ Northern Tier Finance Corp.
7.13%, 11/15/20	300	301
Pacific Drilling V Ltd.
7.25%, 12/1/17 (a)	450	308
PetroQuest Energy, Inc.
10.00%, 9/1/17	400	356
Rice Energy, Inc.
6.25%, 5/1/22	500	448
Rose Rock Midstream LP/ Rose Rock Finance Corp.
5.63%, 11/15/23 (a)	450	394
Seven Generations Energy Ltd.,
6.75%, 5/1/23 (a)	50	43
8.25%, 5/15/20 (a)	350	331
SM Energy Co.
5.00%, 1/15/24	250	213

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Portfolio of Investments (cont'd)

High Yield Portfolio

	Face Amount (000)	Value (000)
Energy (cont'd)
Tesoro Logistics LP/ Tesoro Logistics Finance Corp.
5.50%, 10/15/19 (a)	$250	$246
Triangle USA Petroleum Corp.
6.75%, 7/15/22 (a)	500	213
		6,886
Finance (9.4%)
Ardagh Finance Holdings SA
8.63%, 6/15/19 (a)(d)	490	502
Baytex Energy Corp.
5.63%, 6/1/24 (a)	350	278
CNO Financial Group, Inc.
4.50%, 5/30/20	250	256
Compiler Finance Sub, Inc.
7.00%, 5/1/21 (a)	500	302
CTR Partnership LP/CareTrust Capital Corp.
5.88%, 6/1/21	250	256
DuPont Fabros Technology LP
5.63%, 6/15/23	250	252
Forestar USA Real Estate Group, Inc.
8.50%, 6/1/22 (a)	400	416
HUB International Ltd.
7.88%, 10/1/21 (a)	300	287
Infinity Acquisition LLC/ Infinity Acquisition Finance Corp.
7.25%, 8/1/22 (a)	250	225
Iron Mountain, Inc.
6.00%, 10/1/20 (a)	500	506
Jefferies Finance LLC/JFIN Co-Issuer Corp.
6.88%, 4/15/22 (a)	450	412
KCG Holdings, Inc.
6.88%, 3/15/20 (a)	400	371
Kennedy-Wilson, Inc.
5.88%, 4/1/24	500	490
NewStar Financial, Inc.
7.25%, 5/1/20 (a)	400	399
Oxford Finance LLC/Oxford Finance Co-Issuer, Inc.
7.25%, 1/15/18 (a)	350	358
Provident Funding Associates LP/ PFG Finance Corp.
6.75%, 6/15/21 (a)	250	238
Quicken Loans, Inc.
5.75%, 5/1/25 (a)	350	330
Rivers Pittsburgh Borrower LP/ Rivers Pittsburgh Finance Corp.
9.50%, 6/15/19 (a)	498	519
Sabra Health Care LP/Sabra Capital Corp.
5.50%, 2/1/21	350	366
Transworld Systems, Inc.
9.50%, 8/15/21 (a)	100	54
		6,817
	Face Amount (000)	Value (000)
Industrials (18.4%)
ADS Tactical, Inc.
11.00%, 4/1/18 (a)	$500	$514
Aguila 3 SA
7.88%, 1/31/18 (a)	250	253
Apex Tool Group LLC
7.00%, 2/1/21 (a)	500	412
Artesyn Embedded Technologies, Inc.
9.75%, 10/15/20 (a)	375	377
Associated Asphalt Partners LLC/ Road Holdings III LLC/ Associated Asphalt Finance
8.50%, 2/15/18 (a)	517	509
Associated Materials LLC/AMH New Finance, Inc.
9.13%, 11/1/17	200	162
Belden, Inc.
5.25%, 7/15/24 (a)	300	279
BlueLine Rental Finance Corp.
7.00%, 2/1/19 (a)	450	434
CEVA Group PLC
4.00%, 5/1/18 (a)	400	355
Cleaver-Brooks, Inc.
8.75%, 12/15/19 (a)	300	285
Consolidated Container Co., LLC/ Consolidated Container Capital, Inc.
10.13%, 7/15/20 (a)	350	296
Coveris Holdings SA
7.88%, 11/1/19 (a)	200	191
CPG Merger Sub LLC
8.00%, 10/1/21 (a)	400	400
CTP Transportation Products LLC/CTP Finance, Inc.
8.25%, 12/15/19 (a)	250	267
DH Services Luxembourg Sarl
7.75%, 12/15/20 (a)	50	51
Emeco Pty Ltd.
9.88%, 3/15/19 (a)	200	108
EnPro Industries, Inc.
5.88%, 9/15/22	117	118
Florida East Coast Holdings Corp.
6.75%, 5/1/19 (a)	250	246
Gibraltar Industries, Inc.
6.25%, 2/1/21	325	332
Iracore International Holdings, Inc.
9.50%, 6/1/18 (a)	400	282
Jac Holding Corp.
11.50%, 10/1/19 (a)	300	296
JB Poindexter & Co., Inc.
9.00%, 4/1/22 (a)	500	529
Kemet Corp.
10.50%, 5/1/18	450	417
Kratos Defense & Security Solutions, Inc.
7.00%, 5/15/19	251	205

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Portfolio of Investments (cont'd)

High Yield Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
LMI Aerospace, Inc.
7.38%, 7/15/19	$500	$485
Martin Midstream Partners LP/ Martin Midstream Finance Corp.
7.25%, 2/15/21	500	465
MasTec, Inc.
4.88%, 3/15/23	500	415
Michael Baker Holdings LLC/ Michael Baker Finance Corp.
8.88%, 4/15/19 (a)(d)	350	298
Michael Baker International LLC/ CDL Acquisition Co., Inc.
8.25%, 10/15/18 (a)	200	191
Navios Maritime Holdings, Inc./ Navios Maritime Finance II US, Inc.
8.13%, 2/15/19	550	407
OPE KAG Finance Sub, Inc.
7.88%, 7/31/23 (a)	400	407
Plastipak Holdings, Inc.
6.50%, 10/1/21 (a)	300	288
SAExploration Holdings, Inc.
10.00%, 7/15/19	500	318
Summit Materials LLC/ Summit Materials Finance Corp.,
6.13%, 7/15/23	350	339
10.50%, 1/31/20	86	92
Syncreon Group BV/ Syncreon Global Finance US, Inc.
8.63%, 11/1/21 (a)	450	337
Techniplas LLC
10.00%, 5/1/20 (a)	500	462
Transfield Services Ltd.
8.38%, 5/15/20 (a)	50	52
Vander Intermediate Holding II Corp.
9.75%, 2/1/19 (a)(d)	100	81
Wise Metals Intermediate Holdings LLC/ Wise Holdings Finance Corp.
9.75%, 6/15/19 (a)	450	435
XPO Logistics, Inc.
7.88%, 9/1/19 (a)	500	489
Zachry Holdings, Inc.
7.50%, 2/1/20 (a)	400	397
		13,276
Technology (1.7%)
BCP Singapore VI Cayman Financing Co., Ltd.
8.00%, 4/15/21 (a)	450	424
Boxer Parent Co., Inc.
9.00%, 10/15/19 (a)(d)	450	321
First Data Corp.
11.75%, 8/15/21	315	351
Quiksilver, Inc./QS Wholesale, Inc.
7.88%, 8/1/18 (a)(b)(c)	150	122
		1,218
	Face Amount (000)	Value (000)
Utilities (1.0%)
DPL, Inc.
6.75%, 10/1/19	$200	$209
GenOn Americas Generation LLC
8.50%, 10/1/21	450	387
LBC Tank Terminals Holding Netherlands BV
6.88%, 5/15/23 (a)	100	104
Sabine Pass LNG LP
6.50%, 11/1/20	50	49
		749
		67,031
Sovereign (1.0%)
Government (1.0%)
Select Medical Corp.
6.38%, 6/1/21	350	343
Waterjet Holdings, Inc.
7.63%, 2/1/20 (a)	350	352
		695
Variable Rate Senior Loan Interests (3.6%)
Basic Materials (0.3%)
FMG Resources August 2006 Pty Ltd., Term B
3.75%, 10/20/15	249	204
Consumer, Cyclical (1.4%)
Builders Firstsource, Inc., Term B
6.00%, 12/31/15	250	248
Diamond Resorts Corp., Term Loan
5.50%, 10/30/15	70	70
Graton Economic Development Authority, Term B
4.75%, 10/30/15	300	300
Navistar International Corp., Term B
6.50%, 11/12/15	400	392
		1,010
Energy (0.2%)
Drillships Ocean Ventures, Inc., Term B
5.50%, 10/26/15	272	183
Industrials (1.1%)
Atkore international, Inc., 2nd Lien Term
7.75%, 12/31/15	300	277
Quality Distribution, Inc., 1st Lien Term
5.75%, 12/30/15	500	494
		771
Technology (0.6%)
Aspect Software, Inc., Term B
7.50%, 11/12/15	94	92

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Portfolio of Investments (cont'd)

High Yield Portfolio

	Face Amount (000)	Value (000)
Technology (cont'd)
TTM Technologies, Inc., 1st Lien Term
6.00%, 10/1/15	$400	$374
		466
		2,634
Total Fixed Income Securities (Cost $75,107)		70,360
	Shares	Value (000)
Common Stock (0.0%)
Auto Components (0.0%)
Exide Technologies (f) (Cost $—)	592	— @
Short-Term Investment (1.4%)
Investment Company (1.4%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $991)	991,485	991
Total Investments (98.7%) (Cost $76,098) (g)		71,351
Other Assets in Excess of Liabilities (1.3%)		940
Net Assets (100.0%)		$72,291

(a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)  Non-income producing security; bond in default.

(c)  Issuer in bankruptcy.

(d)  Payment-in-kind security.

(e)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2015.

(f)  At September 30, 2015, the Portfolio held a fair valued security valued at less than $500, representing less than 0.05% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

(g)  At September 30, 2015, the aggregate cost for Federal income tax purposes is approximately $76,122,000. The aggregate gross unrealized appreciation is approximately $351,000 and the aggregate gross unrealized depreciation is approximately $5,122,000 resulting in net unrealized depreciation of approximately $4,771,000.

@  Value is less than $500.

Portfolio Composition

Classification	Percentage of Total Investments
Consumer, Cyclical	22.2%
Industrials	19.7
Consumer, Non-Cyclical	17.3
Energy	9.9
Communications	9.6
Finance	9.6
Other*	6.4
Basic Materials	5.3
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

High Yield Portfolio

Statement of Assets and Liabilities	September 30, 2015 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $75,107)	$70,360
Investment in Security of Affiliated Issuer, at Value (Cost $991)	991
Total Investments in Securities, at Value (Cost $76,098)	71,351
Interest Receivable	1,583
Receivable for Investments Sold	824
Receivable for Portfolio Shares Sold	106
Receivable from Affiliate	—	@
Other Assets	36
Total Assets	73,900
Liabilities:
Payable for Investments Purchased	1,452
Payable for Advisory Fees	63
Payable for Professional Fees	29
Payable for Portfolio Shares Redeemed	14
Payable for Shareholder Services Fees — Class A	12
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	1
Payable for Sub Transfer Agency Fees — Class I	—	@
Payable for Sub Transfer Agency Fees — Class A	11
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Custodian Fees	6
Payable for Administration Fees	5
Payable for Transfer Agency Fees — Class I	—	@
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class IS	—	@
Bank Overdraft	1
Other Liabilities	14
Total Liabilities	1,609
Net Assets	$72,291
Net Assets Consist of:
Paid-in-Capital	$77,838
Accumulated Undistributed Net Investment Income	643
Accumulated Net Realized Loss	(1,443)
Unrealized Appreciation (Depreciation) on:
Investments	(4,747)
Net Assets	$72,291

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

High Yield Portfolio

Statement of Assets and Liabilities (cont'd)	September 30, 2015 (000)
CLASS I:
Net Assets	$13,255
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	1,353,125
Net Asset Value, Offering and Redemption Price Per Share	$9.80
CLASS A:
Net Assets	$56,042
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	5,728,249
Net Asset Value, Redemption Price Per Share	$9.78
Maximum Sales Load	4.25%
Maximum Sales Charge	$0.43
Maximum Offering Price Per Share	$10.21
CLASS L:
Net Assets	$1,111
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	113,576
Net Asset Value, Offering and Redemption Price Per Share	$9.78
CLASS C:
Net Assets	$1,309
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	133,837
Net Asset Value, Offering and Redemption Price Per Share	$9.78
CLASS IS:
Net Assets	$574
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	58,603
Net Asset Value, Offering and Redemption Price Per Share	$9.79

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

High Yield Portfolio

Statement of Operations	Year Ended September 30, 2015 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers (Net of $—@ of Foreign Taxes Withheld)	$4,602
Dividends from Security of Affiliated Issuer (Note G)	1
Total Investment Income	4,603
Expenses:
Advisory Fees (Note B)	364
Shareholder Services Fees — Class A (Note D)	118
Distribution and Shareholder Services Fees — Class L (Note D)	6
Distribution and Shareholder Services Fees — Class C (Note D)	5
Professional Fees	126
Sub Transfer Agency Fees — Class I	1
Sub Transfer Agency Fees — Class A	73
Sub Transfer Agency Fees — Class L	1
Registration Fees	58
Administration Fees (Note C)	48
Pricing Fees	29
Custodian Fees (Note F)	27
Shareholder Reporting Fees	18
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	1
Transfer Agency Fees — Class IS (Note E)	1
Trustees' Fees and Expenses	2
Other Expenses	10
Total Expenses	894
Waiver of Advisory Fees (Note B)	(246)
Reimbursement of Class Specific Expenses — Class I (Note B)	(— @)
Reimbursement of Class Specific Expenses — Class A (Note B)	(14)
Reimbursement of Class Specific Expenses — Class L (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(1)
Rebate from Morgan Stanley Affiliate (Note G)	(1)
Net Expenses	631
Net Investment Income	3,972
Realized Loss:
Investments Sold	(1,431)
Change in Unrealized Appreciation (Depreciation):
Investments	(4,386)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(5,817)
Net Decrease in Net Assets Resulting from Operations	$(1,845)

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

High Yield Portfolio

Statements of Changes in Net Assets	Year Ended September 30, 2015 (000)	Year Ended September 30, 2014 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$3,972	$1,476
Net Realized Gain (Loss)	(1,431)	321
Net Change in Unrealized Appreciation (Depreciation)	(4,386)	(643)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,845)	1,154
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(714)	(910)
Net Realized Gain	(65)	(550)
Class A:
Net Investment Income	(2,818)	(339)
Net Realized Gain	(216)	(81)
Class L:
Net Investment Income	(71)	(60)
Net Realized Gain	(6)	(21)
Class C:
Net Investment Income	(24)	—
Class IS:
Net Investment Income	(16)	(— @)
Net Realized Gain	(— @)	—
Total Distributions	(3,930)	(1,961)
Capital Share Transactions:(1)
Class I:
Subscribed	13,941	2,503
Distributions Reinvested	339	231
Redeemed	(13,226)	(1,800)
Class A:
Subscribed	33,441	42,604
Distributions Reinvested	3,021	395
Redeemed	(16,149)	(3,475)
Class L:
Subscribed	527	1,661
Distributions Reinvested	71	69
Redeemed	(884)	(501)
Class C:
Subscribed	2,023 **	—
Distributions Reinvested	23 **	—
Redeemed	(651)**	—
Class IS:
Subscribed	1,828	10 *
Redeemed	(1,224)	—
Net Increase in Net Assets Resulting from Capital Share Transactions	23,080	41,697
Total Increase in Net Assets	17,305	40,890
Net Assets:
Beginning of Period	54,986	14,096
End of Period (Including Accumulated Undistributed Net Investment Income of $643 and $303)	$72,291	$54,986
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,367	230
Shares Issued on Distributions Reinvested	33	21
Shares Redeemed	(1,286)	(164)
Net Increase in Class I Shares Outstanding	114	87
Class A:
Shares Subscribed	3,271	3,929
Shares Issued on Distributions Reinvested	297	37
Shares Redeemed	(1,586)	(319)
Net Increase in Class A Shares Outstanding	1,982	3,647

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

High Yield Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended September 30, 2015 (000)		Year Ended September 30, 2014 (000)
Class L:
Shares Subscribed	52		152
Shares Issued on Distributions Reinvested	7		6
Shares Redeemed	(87)		(46)
Net Increase (Decrease) in Class L Shares Outstanding	(28)		112
Class C:
Shares Subscribed	197	**	—
Shares Issued on Distributions Reinvested	2	**	—
Shares Redeemed	(65	)**	—
Net Increase in Class C Shares Outstanding	134		—
Class IS:
Shares Subscribed	180		1	*
Shares Redeemed	(122)		—
Net Increase in Class IS Shares Outstanding	58		1

*  For the period March 31, 2014 through September 30, 2014.

**  For the period April 30, 2015 through September 30, 2015.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Financial Highlights

High Yield Portfolio

	Class I
	Year Ended September 30,			Period from February 7, 2012^ to
Selected Per Share Data and Ratios	2015	2014	2013	September 30, 2012
Net Asset Value, Beginning of Period	$10.73	$11.00	$10.71	$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.71	0.75	0.81	0.50
Net Realized and Unrealized Gain (Loss)	(0.92)	0.25	0.55	0.59
Total from Investment Operations	(0.21)	1.00	1.36	1.09
Distributions from and/or in Excess of:
Net Investment Income	(0.66)	(0.77)	(0.81)	(0.38)
Net Realized Gain	(0.06)	(0.50)	(0.26)	—
Total Distributions	(0.72)	(1.27)	(1.07)	(0.38)
Net Asset Value, End of Period	$9.80	$10.73	$11.00	$10.71
Total Return++	(2.10)%	9.48%	13.38%	11.07	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$13,255	$13,300	$12,678	$10,975
Ratio of Expenses to Average Net Assets (1)	0.74%+	0.75%+	0.75%+	0.74	%+*
Ratio of Net Investment Income to Average Net Assets (1)	6.88%+	6.89%+	7.42%+	7.53	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.00%§	0.01	%*
Portfolio Turnover Rate	62%	96%	227%	192	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.17%	1.85%	3.16%	3.17	%*
Net Investment Income to Average Net Assets	6.45%	5.79%	5.01%	5.10	%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Financial Highlights

High Yield Portfolio

	Class A
	Year Ended September 30,				Period from February 7, 2012^ to
Selected Per Share Data and Ratios	2015	2014	2013		September 30, 2012
Net Asset Value, Beginning of Period	$10.72	$10.99	$10.71		$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.66	0.65	0.77		0.48
Net Realized and Unrealized Gain (Loss)	(0.92)	0.31	0.55		0.59
Total from Investment Operations	(0.26)	0.96	1.32		1.07
Distributions from and/or in Excess of:
Net Investment Income	(0.62)	(0.73)	(0.78)		(0.36)
Net Realized Gain	(0.06)	(0.50)	(0.26)		—
Total Distributions	(0.68)	(1.23)	(1.04)		(0.36)
Net Asset Value, End of Period	$9.78	$10.72	$10.99		$10.71
Total Return++	(2.43)%	9.15%	13.01%		10.92	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$56,042	$40,157	$1,092		$107
Ratio of Expenses to Average Net Assets (1)	1.10%+	1.02%+	1.01	%+^^	0.99	%+*
Ratio of Net Investment Income to Average Net Assets (1)	6.49%+	5.99%+	7.04	%+^^	7.28	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.01%	0.00	%§	0.01	%*
Portfolio Turnover Rate	62%	96%	227%		192	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.53%	2.06%	4.22%		3.42	%*
Net Investment Income to Average Net Assets	6.06%	4.95%	3.83%		4.85	%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.10% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.00% for Class A shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Financial Highlights

High Yield Portfolio

	Class L
	Year Ended September 30,				Period from February 7, 2012^ to
Selected Per Share Data and Ratios	2015	2014	2013		September 30, 2012
Net Asset Value, Beginning of Period	$10.72	$10.99	$10.70		$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.64	0.67	0.75		0.46
Net Realized and Unrealized Gain (Loss)	(0.93)	0.27	0.56		0.59
Total from Investment Operations	(0.29)	0.94	1.31		1.05
Distributions from and/or in Excess of:
Net Investment Income	(0.59)	(0.71)	(0.76)		(0.35)
Net Realized Gain	(0.06)	(0.50)	(0.26)		—
Total Distributions	(0.65)	(1.21)	(1.02)		(0.35)
Net Asset Value, End of Period	$9.78	$10.72	$10.99		$10.70
Total Return++	(2.70)%	8.88%	12.82%		10.66	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,111	$1,519	$326		$107
Ratio of Expenses to Average Net Assets (1)	1.35%+	1.35%+	1.26	%+^^	1.24	%+*
Ratio of Net Investment Income to Average Net Assets (1)	6.25%+	6.14%+	6.90	%+^^	7.03	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.00	%§	0.01	%*
Portfolio Turnover Rate	62%	96%	227%		192	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.84%	2.52%	4.11%		3.67	%*
Net Investment Income to Average Net Assets	5.76%	4.97%	4.05%		4.60	%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.35% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.25% for Class L shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Financial Highlights

High Yield Portfolio

	Class C
Selected Per Share Data and Ratios	Period from April 30, 2015^ to September 30, 2015
Net Asset Value, Beginning of Period	$10.39
Income (Loss) from Investment Operations:
Net Investment Income†	0.24
Net Realized and Unrealized Loss	(0.62)
Total from Investment Operations	(0.38)
Distributions from and/or in Excess of:
Net Investment Income	(0.23)
Net Asset Value, End of Period	$9.78
Total Return++	(3.75	)%#
Ratios and Supplemental Data:
Net Assets, End of Period, (Thousands)	$1,309
Ratios of Expenses to Average Net Assets (1)	1.84	%+*
Ratio of Net Investment Income to Average Net Assets (1)	5.60	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*
Portfolio Turnover Rate	62	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	2.15	%*
Net Investment Income to Average Net Assets	5.29	%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Financial Highlights

High Yield Portfolio

	Class IS
Selected Per Share Data and Ratios	Year Ended September 30, 2015	Period from March 28, 2014^ to September 30, 2014
Net Asset Value, Beginning of Period	$10.74	$10.98
Income (Loss) from Investment Operations:
Net Investment Income†	0.69	0.37
Net Realized and Unrealized Loss	(0.92)	(0.27)
Total from Investment Operations	(0.23)	0.10
Distributions from and/or in Excess of:
Net Investment Income	(0.66)	(0.34)
Net Realized Gain	(0.06)	—
Total Distributions	(0.72)	(0.34)
Net Asset Value, End of Period	$9.79	$10.74
Total Return++	(2.17)%	0.89	%#
Ratios and Supplemental Data:
Net Assets, End of Period, in (Thousands)	$574	$10
Ratio of Expenses to Average Net Assets (1)	0.72%+	0.72	%+*
Ratio of Net Investment Income to Average Net Assets (1)	6.75%+	6.66	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%§*
Portfolio Turnover Rate	62%	96	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation
Expenses to Average Net Assets	1.57%	15.70	%*
Net Investment Income (Loss) to Average Net Assets	5.90%	(8.32	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust (''MSIFT" or the "Fund'') is registered under the Investment Company Act of 1940, as amended (the "Act''), as an open-end management investment company. The Fund is comprised of nine separate, active portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance. All Portfolios are considered diversified for purposes of the Act.

The accompanying financial statements relate to the High Yield Portfolio. The Portfolio seeks total return. The Portfolio offers five classes of shares — Class I, Class A, Class L, Class C and Class IS.

On April 30, 2015, the Portfolio commenced offering Class C shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service approved by the Fund's Board of Trustees (the "Trustees"). The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolios securities valued by such pricing service; (2) an equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (3) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) certain senior collateralized loans ("Senior Loans") are valued based on quotations received from an independent pricing service; (5) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day; and (7) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which

23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Notes to Financial Statements (cont'd)

market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of September 30, 2015.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Fixed Income Securities
Corporate Bonds	$—	$67,031	$—		$67,031
Sovereign	—	695	—		695
Variable Rate Senior Loan Interests	—	2,634	—		2,634
Total Fixed Income Securities	—	70,360	—		70,360
Common Stock
Auto Components	—	—	—	@	—	@
Short-Term Investment
Investment Company	991	—	—		991
Total Assets	$991	$70,360	$—	@	$71,351

@  Value is less than $500.

24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Notes to Financial Statements (cont'd)

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of September 30, 2015, the Portfolio did not have any investments transfer between investment levels.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stock (000)
Beginning Balance	$—
Purchases	—	†
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	—	@
Realized gains (losses)	—
Ending Balance	$—	@
Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2015	$—	@

†  Includes one security which was purchased at zero cost.

@  Value is less than $500.

3.  Senior Loans: Senior Loans are typically structured by a syndicate of lenders ("Lenders"), one or more of which administers the Senior Loan on behalf of the Lenders ("Agent"). Lenders may sell interests in Senior Loans to third parties ("Participations") or may assign all or a portion of their interest in a Senior Loan to third parties ("Assignments"). Senior Loans are exempt from registration under the Securities Act of 1933. Presently, Senior Loans are not readily marketable and are often subject to restrictions on resale.

4.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

5.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid monthly.

Net realized capital gains, if any, are distributed at least annually.

6.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. When the Portfolio buys an interest in a Senior Loan, it may receive a commitment fee which is paid to lenders on an ongoing basis based upon the undrawn portion committed by the lenders of the underlying Senior Loan. The Portfolio accrues the commitment fee over the expected term of the loan. When the Portfolio sells interest in a Senior Loan, it may be required to pay fees or commissions to the purchaser of the interest. Fees received in connection with loan amendments are accrued as earned. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.60% of the average daily net assets of the Portfolio.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.75% for Class I shares, 1.10% for Class A shares, 1.35% for Class L shares, 1.85% for Class C shares and 0.72% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time that the

25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Notes to Financial Statements (cont'd)

Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended September 30, 2015, approximately $246,000 of advisory fees were waived and approximately $16,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.25% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended September 30, 2015, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $58,570,000 and $36,979,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended September 30, 2015.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended September 30, 2015, advisory fees paid were reduced by approximately $1,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended September 30, 2015 is as follows:

Value September 30, 2014 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value September 30, 2015 (000)
$—	$36,236	$35,245	$1	$991

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible

26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Notes to Financial Statements (cont'd)

Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended September 30, 2015, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2015 and 2014 was as follows:

2015 Distributions Paid From:		2014 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$3,836	$94	$1,880	$81

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to a nondeductible expense and tax adjustments on bonds sold, resulted in the following reclassifications among the components of net assets at September 30, 2015:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$11	$(1)	$(10)

At September 30, 2015, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$668	$—

Capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended September 30, 2015, the Portfolio deferred to October 1, 2015 for U.S. Federal income tax purposes the following losses:

Post-October Currency And Specified Ordinary Losses (000)	Post-October Capital Losses (000)
$—	$1,419

I. Other: At September 30, 2015, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 84.4%.

27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
High Yield Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of High Yield Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund Trust) (the "Portfolio") as of September 30, 2015, and the related statements of operations for the year then ended, the statements changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of High Yield Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund Trust) at September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 25, 2015

28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Adviser under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Portfolio. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolio

The Board reviewed the performance, fees and expenses of the Portfolio compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Portfolio. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance as of December 31, 2014, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Portfolio's performance was better than its peer group average for the one-year period and the period since inception on February 7, 2012. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Portfolio relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Portfolio's total expense ratio. The Board noted that the Portfolio's management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Portfolio's (i) performance was competitive with its peer group average; (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Portfolio and how that relates to the Portfolio's total expense ratio and particularly the Portfolio's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Portfolio and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Portfolio supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Portfolio and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

29

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Portfolio and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Portfolio and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolio to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

30

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended September 30, 2015.

The Portfolio designated and paid approximately $94,000 as a long-term capital gain distribution.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

31

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

32

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

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Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

34

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				96

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA of the USA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity J Street Cup Golf ; Trustee of Fairhaven United Methodist Church.

Kathleen A. Dennis (62) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	96	Director of various nonprofit organizations.
Nancy C. Everett (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since January 2015	Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	96

Member of Virginia Commonwealth University Board of Visitors; Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

35

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Independent Trustee***
Jakki L. Haussler (58) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	96

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Member, University of Cincinnati Foundation Investment Committee; formerly, Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (66) c/o Johnson Smick International, Inc. 220 I Street, N.E. – Suite 200 Washington, D.C. 20002	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	98	Director of NVR, Inc. (home construction).
Joseph J. Kearns (73) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	99	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

36

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				96	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (79) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Trustee	Chair of the Boards since July 2006 and Trustee since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	98	None.
W. Allen Reed (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	96	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (83) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	99	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-December 2012).

37

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Trustee and Officer Information (unaudited) (cont'd)

Interested Trustee:

Name, Age and Address of Interested Trustee	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee***
James F. Higgins (67) One New York Plaza, New York, NY 10004	Trustee	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	97

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2014) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

38

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (52) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006) and Global Portfolio Analysis and Reporting (since 2012); for MSIM's Long Only business.

Stefanie V. Chang Yu (48) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (50) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (50) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (48) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and has qualified.

39

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund Trust, which describes in detail each Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

40

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2015 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTHYANN
1333184 EXP 11.30.16

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund Trust

Corporate Bond Portfolio

Annual Report

September 30, 2015

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	14
Statement of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	18
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	31
Investment Advisory Agreement Approval	32
U.S. Privacy Policy	34
Trustee and Officer Information	37

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Corporate Bond Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2015

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Expense Example (unaudited)

Corporate Bond Portfolio

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2015 and held for the entire six-month period (unless otherwise noted).

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/15	Actual Ending Account Value 9/30/15	Hypothetical Ending Account Value	Actual Expenses Paid During Period		Hypothetical Expenses Paid During Period		Net Expense Ratio During Period***
Corporate Bond Portfolio Class I	$1,000.00	$963.60	$1,021.56	$3.45	*	$3.55	*	0.70%
Corporate Bond Portfolio Class A	1,000.00	962.10	1,019.80	5.16	*	5.32	*	1.05
Corporate Bond Portfolio Class L	1,000.00	960.70	1,018.40	6.54	*	6.73	*	1.33
Corporate Bond Portfolio Class C	1,000.00	966.00	1,013.41	7.42	**	7.60	**	1.80

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 183/365 (to reflect the most recent one-half year period).

**  Expenses are calculated using the Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 153/365 (to reflect the actual days in the period).

***  Annualized.

3

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Investment Overview (unaudited)

Corporate Bond Portfolio

The Corporate Bond Portfolio seeks above-average total return over a market cycle of three to five years.

Performance

For the fiscal year ended September 30, 2015, the Portfolio's Class I shares had a total return based on net asset value and reinvestment of distributions per share of -0.04%, net of fees. The Portfolio's Class I shares underperformed against the Portfolio's benchmark, the Barclays U.S. Corporate Index (the "Index"), which returned 1.66%.

Factors Affecting Performance

•  Concerns over central bank policy around the world and global issues, such as Greece's debt crisis and China's economic slowdown, kept bond markets fairly turbulent during the period. Risk premia rose substantially in the latter months of the period and asset prices suffered. The rise in risk premia was driven by a continued tightening of financial conditions, catalyzed by a devaluation of the Chinese currency in August. This tightening of financial conditions resulted in falling business confidence and generally weaker-than-expected economic data. These factors drove "risk-off" sentiment and led to a widening of credit spreads, an equity market sell-off and a rally in U.S. Treasuries. Furthermore, to the surprise of many, the Federal Reserve (Fed) kept interest rates unchanged and delivered a more dovish-than-expected policy statement at its September 2015 meeting. As an unintended consequence, markets increasingly worried that the negative impact on the U.S. economy's growth dynamics would warrant a ratcheting down of global growth expectations. This fear drove risk premia even higher. The Fed has communicated that its decision to hike rates will be data dependent, which implies some uncertainty on whether a hike will happen this year. Only with a material recovery in labor market indicators over the next few months would a rate hike likely occur this year.

•  Despite a general increase in yields in first half of the period, over the full 12-month period, 5-, 10-, and 30-year Treasury yields ended 41, 36 and 34 basis points lower, respectively.(i) U.S. 2-year yields ended the period relatively flat at 2 basis points higher.

•  Recovering from a volatile fourth quarter of 2014, high yield credit started 2015 on a positive note, as one of the few fixed income sectors to have positive performance in the first quarter of 2015. However, amid economic and geopolitical worries, the U.S. credit markets endured record amounts of new issuance, which eventually pressured yield spreads wider (and prices lower, as bond prices move inversely to yields). Over the course of 2015, credit spreads in all markets have widened materially and are currently at levels which are typically only seen in periods of economic recession or systemic stress. The spreads observable in the investment grade markets include a material risk premium, and spreads in the high yield market are compensating for a significant uptick in defaults. While it is clear that certain emerging markets are seeing a material risk of recession, the consensus is for the developed world to see moderate growth over the coming year. We believe this growth backdrop, combined with low inflation, is likely to lead to ongoing accommodative monetary policy from the central banks around the world, which should keep defaults low and support credit markets.

•  Another driver of credit spreads is the technical balance between supply and demand. Supply volume has been elevated across many of the credit markets. This has been most apparent in the U.S. investment grade market, where a combination of increased merger and acquisition activity and the fear that an interest rate tightening cycle could increase the future cost of long-term debt financing has caused corporate treasurers to turn to the bond markets. As a result, year-to-date new issue volumes have been running at record pace. This is to a lesser extent also true in the U.S. high yield and European investment grade markets. Along with this high level of issuance, demand has been muted as many yield-oriented investors are awaiting higher yields before committing capital to the market. This mismatch between supply and demand has resulted in a higher liquidity premium, which has contributed to the wider credit spreads.

(i)  Source for U.S. Treasury yields: Bloomberg L.P.

4

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Investment Overview (unaudited) (cont'd)

Corporate Bond Portfolio

•  The Portfolio's investment grade credit exposure was a negative contributor to the Portfolio's returns. Weakness in the credit markets was broad based over the period, with spreads widening across all major segments of the investment grade market. Defensive positioning and positive security selection helped generate modest positive relative returns in a few select industries, such as consumer non-cyclicals and insurance, but these positions were overshadowed by the negative impact of overweights to other segments of the market where spreads widened. Bonds from the energy and metals subsectors of the markets performed the worst, as they were negatively impacted by falling commodity prices.

•  An opportunistic allocation to below investment grade (high yield) credits also detracted from the Portfolio's performance. After outperforming investment grade bonds in prior periods, the high yield market underwent a significant repricing of risk over the last 12 months. As with the investment-grade market, given sharp declines in commodity prices, credits from the energy and metals sectors performed the worst.

•  During the year, the Portfolio's defensive duration positioning detracted from returns as yields remained range bound during period. The duration and yield curve flattening positions were managed in part using futures and swaps.

Management Strategies

•  Supported by a macro backdrop of sustained U.S. economic growth and low default risks, we see a significant value opportunity for investors in the U.S. corporate market. While macro developments may continue to create volatility in the short term, we believe current levels of investment grade corporate spreads present attractive value for long-term investors. After trading inside of long-term medians for much of 2014, spreads on the Barclays U.S. Investment Grade Corporate Index have reached levels that we believe compensate investors well given the risks present. We expect spreads to be further supported by an improving U.S. economy and gradually rising interest rates. Despite our view that investment grade corporates offer attractive valuation, we remain cognizant that the business cycle has matured. Company behavior in later-cycle environments is often tilted in favor of equity holders at the expense of bond holders. As a result, we remain reliant upon our active, value-oriented approach and bottom-up credit research process to help identify the best value opportunities, while avoiding those companies where we believe there is limited scope to earn attractive returns.

•  Given this outlook, we continue to position the Portfolio to be overweight credit risk, particularly in the financial sector, where we believe that the fundamental story remains one of secular de-risking as banks look to shore up their balance sheets, increase liquidity and reduce their risky activities. In the non-financial segment of the investment grade market, after entering the year more defensively positioned (in light of late-cycle behavior discussed above), we have moved the Portfolio to a modest overweight, given the significant repricing of risk that has taken place.

•  The Portfolio continues to hold small allocations to high yield bonds, as we believe that both fundamentals and valuations may well compensate investors for bearing risk.

*  Minimum Investment

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, Class L and Class C shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Investment Overview (unaudited) (cont'd)

Corporate Bond Portfolio

Performance Compared to the Barclays U.S. Corporate Index(1) and the Lipper Corporate Debt Funds BBB-Rated Index(2)

	Period Ended September 30, 2015 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Portfolio — Class I Shares w/o sales charges(4)	–0.04%	4.49%	3.66%	6.25%
Portfolio — Class A Shares w/o sales charges(5)	–0.37	4.28	3.48	3.92
Portfolio — Class A Shares with maximum 4.25% sales charges(5)	–4.58	3.38	3.03	3.58
Portfolio — Class L Shares w/o sales charges(6)	–0.65	3.92	—	4.07
Portfolio — Class C Shares w/o sales charges(7)	—	—	—	–3.40
Portfolio — Class C Shares with maximum 1.00% deferred sales charges(7)	—	—	—	–4.36
Barclays U.S. Corporate Index	1.66	4.32	5.39	7.08
Lipper Corporate Debt Funds BBB-Rated Index	0.18	4.42	5.18	6.62

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. Returns for period less than one year are not annualized. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)  The Barclays U.S. Corporate Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate, taxable corporate bond market. It includes USD-denominated securities publicly issued by U.S. and non-U.S. industrial, utility and financial issuers that meet specified maturity, liquidity and quality requirements.The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Corporate Debt Funds BBB-Rated Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Corporate Debt Funds BBB-Rated Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Corporate Debt Funds BBB-Rated Funds classification.

(3)  Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser and Distributor. Without such waivers and/or reimbursements, total returns would have been lower.

(4)  Commenced operations on August 31, 1990.

(5)  Commenced operations on May 20, 2002.

(6)  Commenced operations on June 16, 2008.

(7)  Commenced operations on April 30, 2015.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Portfolio, not the inception of the Indexes.

6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Portfolio of Investments

Corporate Bond Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (97.2%)
Asset-Backed Securities (0.8%)
CVS Pass-Through Trust,
6.04%, 12/10/28	$112	$127
8.35%, 7/10/31 (a)	130	167
		294
Corporate Bonds (95.3%)
Finance (33.5%)
Abbey National Treasury Services PLC
3.05%, 8/23/18	120	124
ABN AMRO Bank N.V.
4.75%, 7/28/25 (a)	200	199
ACE INA Holdings, Inc.
3.35%, 5/15/24	125	125
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust
3.75%, 5/15/19	150	148
Alexandria Real Estate Equities, Inc.
3.90%, 6/15/23	50	50
Ally Financial, Inc.
4.13%, 3/30/20	100	99
American Campus Communities Operating Partnership LP
3.75%, 4/15/23	100	99
American Express Co.
3.63%, 12/5/24	75	74
American Express Credit Corp., MTN
2.38%, 5/26/20	200	200
American International Group, Inc.
4.88%, 6/1/22	100	111
Bank of America Corp.,
MTN
4.00%, 4/1/24 - 1/22/25	350	352
4.25%, 10/22/26	91	90
4.75%, 4/21/45	50	49
5.00%, 1/21/44	125	132
Bank of New York Mellon Corp. (The),
MTN
3.65%, 2/4/24	60	63
BBVA Bancomer SA
6.50%, 3/10/21 (a)	150	161
Bear Stearns Cos., LLC (The)
5.55%, 1/22/17	450	473
BNP Paribas SA,
MTN
4.25%, 10/15/24 (b)	200	199
5.00%, 1/15/21	95	107
Boston Properties LP
3.80%, 2/1/24	25	25
BPCE SA
5.15%, 7/21/24 (a)(b)	200	204
Capital One Bank, USA NA
3.38%, 2/15/23	342	333
	Face Amount (000)	Value (000)
Capital One Financial Corp.
2.45%, 4/24/19	$50	$50
Citigroup, Inc.,
5.50%, 9/13/25	175	191
6.68%, 9/13/43	50	61
8.13%, 7/15/39	100	144
CNA Financial Corp.
5.75%, 8/15/21	75	86
Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
3.95%, 11/9/22	250	251
Credit Agricole SA
3.88%, 4/15/24 (a)(b)	250	259
Credit Suisse,
MTN
3.63%, 9/9/24	250	251
6.00%, 2/15/18	61	66
DBS Group Holdings Ltd.
2.25%, 7/16/19 (a)	225	227
Discover Bank
2.00%, 2/21/18	250	249
Discover Financial Services
3.95%, 11/6/24	75	74
Five Corners Funding Trust
4.42%, 11/15/23 (a)	200	210
General Electric Capital Corp.,
5.30%, 2/11/21	120	138
MTN
5.88%, 1/14/38	230	287
Goldman Sachs Group, Inc. (The),
MTN
4.80%, 7/8/44	125	127
6.25%, 2/1/41	75	91
6.75%, 10/1/37	205	245
Goodman Funding Pty Ltd.
6.38%, 4/15/21 (a)	250	288
Hartford Financial Services Group, Inc. (The)
5.50%, 3/30/20	275	310
Healthcare Trust of America Holdings LP
3.70%, 4/15/23	100	98
HSBC Finance Corp.
6.68%, 1/15/21	135	158
HSBC Holdings PLC
6.50%, 5/2/36	100	119
HSBC USA, Inc.
3.50%, 6/23/24 (b)	100	102
Industrial & Commercial Bank of China Ltd.,
MTN
3.23%, 11/13/19	250	255
ING Bank N.V.
5.80%, 9/25/23 (a)	100	109
Intesa Sanpaolo SpA
5.25%, 1/12/24	200	214

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Portfolio of Investments (cont'd)

Corporate Bond Portfolio

	Face Amount (000)	Value (000)
Finance (cont'd)
JPMorgan Chase & Co.,
4.95%, 6/1/45	$130	$131
5.50%, 10/15/40	150	170
Liberty Mutual Group, Inc.
4.85%, 8/1/44 (a)	50	49
Lincoln National Corp.
7.00%, 6/15/40	75	97
Lloyds Bank PLC
6.50%, 9/14/20 (a)	320	369
Massachusetts Mutual Life Insurance Co.
4.50%, 4/15/65 (a)	50	46
Metropolitan Life Global Funding I
2.00%, 4/14/20 (a)	200	199
Nationwide Building Society
6.25%, 2/25/20 (a)	260	305
Pacific LifeCorp
6.00%, 2/10/20 (a)	150	170
PNC Financial Services Group, Inc. (The)
3.90%, 4/29/24 (b)	80	81
Prudential Financial, Inc.
5.63%, 6/15/43 (c)	170	176
Realty Income Corp.
3.25%, 10/15/22	150	147
TD Ameritrade Holding Corp.
3.63%, 4/1/25	100	102
UBS AG
7.50%, 7/15/25	100	126
UnitedHealth Group, Inc.,
2.75%, 2/15/23 (b)	55	54
2.88%, 3/15/23 (b)	255	254
3.75%, 7/15/25	150	155
Weingarten Realty Investors
3.38%, 10/15/22	150	148
Wells Fargo & Co.,
2.15%, 1/15/19	60	60
Series M
3.45%, 2/13/23	125	125
MTN
4.10%, 6/3/26	250	253
4.13%, 8/15/23	130	135
		11,429
Industrials (54.3%)
21st Century Fox America, Inc.
4.75%, 9/15/44	150	148
ABB Treasury Center USA, Inc.
4.00%, 6/15/21 (a)	50	53
AbbVie, Inc.,
3.60%, 5/14/25	50	49
4.40%, 11/6/42	25	23
	Face Amount (000)	Value (000)
Actavis Funding SCS,
3.80%, 3/15/25	$10	$10
4.75%, 3/15/45	130	118
4.85%, 6/15/44	50	46
ADT Corp. (The)
3.50%, 7/15/22	125	111
Alfa SAB de CV
5.25%, 3/25/24 (a)(b)	200	205
Alibaba Group Holding Ltd.
2.50%, 11/28/19 (a)	200	197
Altria Group, Inc.,
2.85%, 8/9/22	115	113
5.38%, 1/31/44	55	60
Amazon.com, Inc.,
3.80%, 12/5/24	75	77
4.95%, 12/5/44	50	51
American Airlines Pass-Through Trust
4.00%, 7/15/25	180	184
Amgen, Inc.
5.15%, 11/15/41	98	101
Anadarko Petroleum Corp.
6.45%, 9/15/36	100	110
Anglo American Capital PLC
3.63%, 5/14/20 (a)(b)	200	175
Anheuser-Busch InBev Finance, Inc.
3.70%, 2/1/24 (b)	200	203
Apple, Inc.,
3.85%, 5/4/43	50	46
4.45%, 5/6/44	125	125
APT Pipelines Ltd.
4.20%, 3/23/25 (a)	200	190
Aramark Services, Inc.
5.75%, 3/15/20	95	99
Ashland, Inc.
6.88%, 5/15/43	50	47
AstraZeneca PLC
6.45%, 9/15/37	125	162
AT&T, Inc.,
5.55%, 8/15/41	100	102
6.30%, 1/15/38	225	248
Automatic Data Processing, Inc.
3.38%, 9/15/25	50	51
BAE Systems Holdings, Inc.
3.80%, 10/7/24 (a)	100	101
Baidu, Inc.
3.25%, 8/6/18	200	204
Barrick Gold Corp.
4.10%, 5/1/23	100	89
BAT International Finance PLC
3.50%, 6/15/22 (a)	75	77
Baxalta, Inc.
5.25%, 6/23/45 (a)	100	101
The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Portfolio of Investments (cont'd)

Corporate Bond Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
Bayer US Finance LLC
3.38%, 10/8/24 (a)	$200	$201
BHP Billiton Finance USA Ltd.,
3.85%, 9/30/23 (b)	50	50
5.00%, 9/30/43	75	76
Biogen, Inc.
4.05%, 9/15/25	100	101
Bombardier, Inc.
6.13%, 1/15/23 (a)	116	86
Boston Scientific Corp.
3.85%, 5/15/25	100	99
BP Capital Markets PLC
3.51%, 3/17/25	125	124
British Airways Pass-Through Trust
4.63%, 6/20/24 (a)	166	174
Buckeye Partners LP
4.15%, 7/1/23 (b)	175	161
Burlington Northern Santa Fe LLC,
4.40%, 3/15/42	75	73
4.55%, 9/1/44	50	49
Cardinal Health, Inc.
3.75%, 9/15/25	125	127
Carrizo Oil & Gas, Inc.
6.25%, 4/15/23	75	66
Caterpillar Financial Services Corp.,
MTN
3.25%, 12/1/24	100	98
Caterpillar, Inc.
3.80%, 8/15/42	50	46
CBS Corp.,
4.60%, 1/15/45	25	22
4.90%, 8/15/44	50	46
CCO Safari II LLC
4.91%, 7/23/25 (a)	175	174
Celgene Corp.
3.88%, 8/15/25	100	100
CEVA Group PLC
7.00%, 3/1/21 (a)	75	67
Cimarex Energy Co.
5.88%, 5/1/22	150	158
Coca-Cola Co.
3.20%, 11/1/23	125	128
ConAgra Foods, Inc.
4.65%, 1/25/43	75	69
ConocoPhillips Co.
2.20%, 5/15/20	100	100
Continental Resources, Inc.
3.80%, 6/1/24	50	41
Daimler Finance North America LLC
8.50%, 1/18/31	161	229
DCP Midstream LLC
5.35%, 3/15/20 (a)	40	39
	Face Amount (000)	Value (000)
DCP Midstream Operating LP
3.88%, 3/15/23	$150	$126
Deere & Co.
3.90%, 6/9/42	60	57
Denbury Resources, Inc.
5.50%, 5/1/22	30	18
Deutsche Telekom International Finance BV
8.75%, 6/15/30	75	107
Devon Energy Corp.
4.75%, 5/15/42	100	89
DirecTV Holdings LLC/DIRECTV Financing Co., Inc.
5.15%, 3/15/42	75	71
Dollar Tree, Inc.
5.75%, 3/1/23 (a)	100	104
Eastman Chemical Co.
3.80%, 3/15/25	100	98
Eldorado Gold Corp.
6.13%, 12/15/20 (a)	105	92
Embraer Netherlands Finance BV
5.05%, 6/15/25	100	93
EMD Finance LLC
3.25%, 3/19/25 (a)	212	206
Energy Transfer Partners LP
6.50%, 2/1/42	125	115
EnLink Midstream Partners LP
5.60%, 4/1/44	50	46
Ensco PLC
5.75%, 10/1/44	50	35
Enterprise Products Operating LLC
4.45%, 2/15/43	175	150
FedEx Corp.
3.20%, 2/1/25	100	97
Ford Motor Credit Co., LLC
5.88%, 8/2/21	200	227
Freeport-McMoRan, Inc.
3.88%, 3/15/23	120	90
General Electric Co.
4.50%, 3/11/44	50	52
General Motors Financial Co., Inc.,
4.00%, 1/15/25	100	95
4.30%, 7/13/25	55	53
4.38%, 9/25/21	125	128
Gilead Sciences, Inc.,
3.65%, 3/1/26	25	25
4.50%, 2/1/45	25	24
4.80%, 4/1/44	50	50
GlaxoSmithKline Capital, Inc.
6.38%, 5/15/38	75	95
Glencore Funding LLC
4.13%, 5/30/23 (a)	170	134
Goldcorp, Inc.
5.45%, 6/9/44	50	46

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Portfolio of Investments (cont'd)

Corporate Bond Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
HCA, Inc.
4.75%, 5/1/23	$130	$131
Heathrow Funding Ltd.
4.88%, 7/15/21 (a)	190	209
Hilcorp Energy I LP/Hilcorp Finance Co.
5.75%, 10/1/25 (a)	55	49
Home Depot, Inc.,
3.35%, 9/15/25	25	25
5.88%, 12/16/36	109	134
HP Enterprise Co.
4.90%, 10/15/25	125	125
Hutchison Whampoa International 14 Ltd.
1.63%, 10/31/17 (a)	200	199
Intel Corp.
2.70%, 12/15/22	200	197
Kinder Morgan Energy Partners LP
4.15%, 2/1/24	150	136
Kinder Morgan, Inc.,
4.30%, 6/1/25 (b)	50	45
5.55%, 6/1/45	200	167
Koninklijke Philips N.V.
3.75%, 3/15/22	300	305
Kroger Co. (The)
6.90%, 4/15/38	80	101
Lundin Mining Corp.
7.50%, 11/1/20 (a)	72	70
LyondellBasell Industries N.V.
4.63%, 2/26/55	75	64
Mallinckrodt International Finance SA/ Mallinckrodt CB LLC
5.50%, 4/15/25 (a)	100	90
Marathon Oil Corp.
2.70%, 6/1/20	200	194
MasTec, Inc.
4.88%, 3/15/23	140	116
McDonald's Corp.,
MTN
4.60%, 5/26/45	100	100
Medtronic, Inc.
4.63%, 3/15/45	200	207
Merck & Co., Inc.
2.80%, 5/18/23	250	249
Motorola Solutions, Inc.
4.00%, 9/1/24	200	181
MPLX LP
4.00%, 2/15/25	100	92
NBC Universal Media LLC
5.95%, 4/1/41	275	330
NetApp, Inc.
2.00%, 12/15/17	100	100
Netflix, Inc.
5.50%, 2/15/22 (a)	95	96
	Face Amount (000)	Value (000)
Nexen Energy ULC
6.40%, 5/15/37	$100	$118
Noble Energy, Inc.,
5.05%, 11/15/44	50	43
5.88%, 6/1/24	50	50
NOVA Chemicals Corp.
5.25%, 8/1/23 (a)	120	117
Novartis Capital Corp.
4.40%, 5/6/44	75	81
Omnicom Group, Inc.,
3.63%, 5/1/22	95	96
3.65%, 11/1/24	23	23
Ooredoo International Finance Ltd.
3.25%, 2/21/23 (a)	225	219
Oracle Corp.
4.50%, 7/8/44	150	152
Orange SA
9.00%, 3/1/31	50	71
PepsiCo, Inc.
3.60%, 3/1/24	200	208
Philip Morris International, Inc.
4.50%, 3/20/42	150	151
Phillips 66
5.88%, 5/1/42	25	27
Phillips 66 Partners LP
4.68%, 2/15/45	25	21
Plains All American Pipeline LP/ PAA Finance Corp.
6.70%, 5/15/36	61	67
QUALCOMM, Inc.
4.80%, 5/20/45	120	105
Quest Diagnostics, Inc.
2.70%, 4/1/19 (b)	200	202
QVC, Inc.
4.38%, 3/15/23	150	146
Rowan Cos., Inc.
5.85%, 1/15/44 (b)	75	47
RR Donnelley & Sons Co.
7.88%, 3/15/21	75	78
Ryder System, Inc.,
MTN
2.65%, 3/2/20	50	50
Shell International Finance BV
2.13%, 5/11/20	175	175
SM Energy Co.
6.13%, 11/15/22	100	93
Southern Copper Corp.
7.50%, 7/27/35	100	98
Spectra Energy Capital LLC
7.50%, 9/15/38	100	110
Spectrum Brands, Inc.
5.75%, 7/15/25 (a)	25	26

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Portfolio of Investments (cont'd)

Corporate Bond Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
T-Mobile USA, Inc.
6.73%, 4/28/22	$75	$75
Target Corp.
4.00%, 7/1/42	75	74
Telefonica Europe BV
8.25%, 9/15/30	84	109
Telstra Corp., Ltd.
3.13%, 4/7/25 (a)	65	63
Teva Pharmaceutical Finance IV BV
3.65%, 11/10/21	27	27
Tiffany & Co.
4.90%, 10/1/44	50	49
Time Warner Cable, Inc.,
4.50%, 9/15/42	100	79
6.75%, 6/15/39	80	80
Time Warner, Inc.,
4.65%, 6/1/44	25	24
7.70%, 5/1/32	141	184
Toyota Motor Credit Corp.,
MTN
2.75%, 5/17/21	125	127
TransCanada PipeLines Ltd.
7.63%, 1/15/39	75	96
Transocean, Inc.,
4.30%, 10/15/22	75	47
6.88%, 12/15/21	100	75
Trinity Industries, Inc.
4.55%, 10/1/24	200	189
Tyco International Finance SA
3.90%, 2/14/26	75	76
Tyson Foods, Inc.
3.95%, 8/15/24	30	31
Union Pacific Railroad Co., Pass-Through Trust
3.23%, 5/14/26	193	192
United Airlines Pass-Through Trust,
Class A
4.30%, 8/15/25	214	223
United Rentals North America, Inc.
5.75%, 11/15/24	80	77
Vale Overseas Ltd.
6.88%, 11/21/36 (b)	75	59
Verizon Communications, Inc.,
3.50%, 11/1/24	50	49
4.67%, 3/15/55	278	240
5.01%, 8/21/54	235	215
Vodafone Group PLC
4.38%, 2/19/43	50	44
Volkswagen Group of America Finance LLC
2.40%, 5/22/20 (a)(b)	200	186
Walgreens Boots Alliance, Inc.
3.80%, 11/18/24	25	25
	Face Amount (000)	Value (000)
Williams Partners LP/ACMP Finance Corp.
4.88%, 5/15/23	$125	$116
WM Wrigley Jr. Co.
2.90%, 10/21/19 (a)	230	237
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
5.38%, 3/15/22 (b)	115	106
Yum! Brands, Inc.
3.88%, 11/1/20	125	131
Zimmer Biomet Holdings, Inc.
5.75%, 11/30/39	50	55
		18,549
Utilities (7.5%)
Alabama Power Co.
3.75%, 3/1/45	125	113
Appalachian Power Co.
7.00%, 4/1/38	150	194
Boston Gas Co.
4.49%, 2/15/42 (a)	125	128
CEZ AS
4.25%, 4/3/22 (a)	200	212
DTE Energy Co.,
Series C
3.50%, 6/1/24	200	203
Duke Energy Carolinas LLC
3.75%, 6/1/45	75	71
Enel Finance International N.V.
6.00%, 10/7/39 (a)	100	114
Entergy Corp.
4.00%, 7/15/22	50	52
Exelon Generation Co., LLC
6.25%, 10/1/39	145	155
Jersey Central Power & Light Co.
4.70%, 4/1/24 (a)(b)	200	210
Nevada Power Co.,
Series N
6.65%, 4/1/36	150	191
Oncor Electric Delivery Co., LLC
2.95%, 4/1/25 (a)	75	72
Sempra Energy
6.00%, 10/15/39	125	146
South Carolina Electric & Gas Co.
4.50%, 6/1/64	75	72
TransAlta Corp.
4.50%, 11/15/22	235	231
Virginia Electric & Power Co.
2.95%, 1/15/22	325	328
WEC Energy Group, Inc.
3.55%, 6/15/25	75	76
		2,568
		32,546

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Portfolio of Investments (cont'd)

Corporate Bond Portfolio

	Face Amount (000)	Value (000)
Sovereign (0.6%)
Sinopec Group Overseas Development 2015 Ltd.
2.50%, 4/28/20 (a)	$200	$197
Variable Rate Senior Loan Interests (0.5%)
Industrials (0.5%)
Aspect Software, Inc.,
Term B
7.50%, 11/12/15	94	92
Diamond Resorts Corp.,
Term Loan
5.50%, 10/30/15	70	70
		162
Total Fixed Income Securities (Cost $33,598)		33,199
	Shares
Short-Term Investments (7.3%)
Securities held as Collateral on Loaned Securities (5.1%)
Investment Company (4.4%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G)	1,511,169	1,511
	Face Amount (000)
Repurchase Agreements (0.7%)
Barclays Capital, Inc., (0.10%, dated 9/30/15, due 10/1/15; proceeds $127; fully collateralized by a U.S. Government obligation; 3.13% due 8/15/44; valued at $129)	$127	127
BNP Paribas Securities Corp., (0.09%, dated 9/30/15, due 10/1/15; proceeds $90; fully collateralized by various U.S. Government agency securities; 0.00% — 7.25% due 11/5/15 — 10/11/33 and U.S. Government obligations; 0.00% — 1.88% due 10/15/15 — 9/30/17; valued at $92)	90	90
		217
Total Securities held as Collateral on Loaned Securities (Cost $1,728)		1,728
	Shares	Value (000)
Investment Company (1.2%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $400)	399,762	$400
	Face Amount (000)
U.S. Treasury Security (1.0%)
U.S. Treasury Bill
0.26%, 3/10/16 (d)(e) (Cost $360)	$360	360
Total Short-Term Investments (Cost $2,488)		2,488
Total Investments (104.5%) (Cost $36,086) Including $2,817 of Securities Loaned (f)(g)		35,687
Liabilities in Excess of Other Assets (-4.5%)		(1,543)
Net Assets (100.0%)		$34,144

(a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)  All or a portion of this security was on loan at September 30, 2015.

(c)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2015.

(d)  Rate shown is the yield to maturity at September 30, 2015.

(e)  All or a portion of the security was pledged to cover margin requirements for futures contracts and swap agreements.

(f)  Securities are available for collateral in connection with open futures contracts and swap agreements.

(g)  At September 30, 2015, the aggregate cost for Federal income tax purposes is approximately $36,086,000. The aggregate gross unrealized appreciation is approximately $759,000 and the aggregate gross unrealized depreciation is approximately $1,158,000 resulting in net unrealized depreciation of approximately $399,000.

MTN  Medium Term Note.

Futures Contracts:

The Portfolio had the following futures contracts open at September 30, 2015:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Long:
U.S. Treasury 2 yr. Note	24	$5,257	Dec-15	$8
U.S. Treasury 5 yr. Note	19	2,290	Dec-15	17
U.S. Treasury Long Bond	4	629	Dec-15	11
Short:
U.S. Treasury 10 yr. Note	54	(6,952)	Dec-15	(84)
U.S. Treasury Ultra Long Bond	6	(962)	Dec-15	(13)
				$(61)

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Portfolio of Investments (cont'd)

Corporate Bond Portfolio

Credit Default Swap Agreements:

The Portfolio had the following credit default swap agreements open at September 30, 2015:

Swap Counterparty and Reference Obligation	Buy/Sell Protection	Notional Amount (000)	Pay/Receive Fixed Rate	Termination Date	Upfront Payment Paid (Received) (000)	Unrealized Appreciation (Depreciation) (000)		Value (000)	Credit Rating of Reference Obligation† (unaudited)
Barclays Bank PLC Quest Diagnostics, Inc.	Buy	$200	1.00%	3/20/19	$4	$(7)		$(3)	BBB+
Barclays Bank PLC Yum! Brands, Inc.	Buy	200	1.00	12/20/18	(4)	—	@	(4)	BBB
Morgan Stanley & Co., LLC* CDX.NA.HY.24	Buy	173	5.00	6/20/20	(13)	8		(5)	NR
Morgan Stanley & Co., LLC* CDX.NA.IG.24	Buy	550	1.00	6/20/20	(10)	8		(2)	NR
		$1,123			$(23)	$9		$(14)

Interest Rate Swap Agreements:

The Portfolio had the following interest rate swap agreements open at September 30, 2015:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Termination Date	Notional Amount (000)	Unrealized Depreciation (000)
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	1.59%	5/5/20	$1,400	$(25)
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	2.49	6/9/25	625	(32)
						$(57)

@  Value is less than $500.

†  Credit rating as issued by Standard & Poor's.

*  Cleared swap agreement, the broker is Morgan Stanley & Co., LLC.

LIBOR  London Interbank Offered Rate.

NR  Not rated.

Portfolio Composition**

Classification	Percentage of Total Investments
Industrials	54.6%
Finance	33.7
Utilities	7.6
Other***	4.1
Total Investments	100.0	%****

**  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of September 30, 2015.

***  Industries and/or investment types representing less than 5% of total investments.

****  Does not include open long/short futures contracts with an underlying face amount of approximately $16,090,000 with net unrealized depreciation of approximately $61,000. Does not include open swap agreements with net unrealized depreciation of approximately $48,000.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Corporate Bond Portfolio

Statement of Assets and Liabilities	September 30, 2015 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $34,175)	$33,776
Investment in Security of Affiliated Issuer, at Value (Cost $1,911)	1,911
Total Investments in Securities, at Value (Cost $36,086)	35,687
Interest Receivable	364
Due from Adviser	20
Premium Paid on Open Swap Agreements	4
Receivable for Variation Margin on Futures Contracts	4
Receivable for Investments Sold	404
Receivable for Portfolio Shares Sold	1
Receivable for Variation Margin on Swap Agreements	1
Receivable from Affiliate	—	@
Unrealized Appreciation on Swap Agreements	—	@
Other Assets	39
Total Assets	36,524
Liabilities:
Collateral on Securities Loaned, at Value	1,845
Bank overdraft	285
Payable for Investments Purchased	125
Payable for Portfolio Shares Redeemed	35
Payable for Professional Fees	24
Payable for Trustees' Fees and Expenses	23
Payable for Custodian Fees	7
Unrealized Depreciation on Swap Agreements	7
Premium Received on Open Swap Agreements	4
Payable for Transfer Agency Fees — Class I	2
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Sub Transfer Agency Fees — Class I	2
Payable for Sub Transfer Agency Fees — Class A	—	@
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Administration Fees	2
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class L	1
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Other Liabilities	17
Total Liabilities	2,380
Net Assets	$34,144
Net Assets Consist Of:
Paid-in-Capital	$90,366
Accumulated Undistributed Net Investment Income	437
Accumulated Net Realized Loss	(56,151)
Unrealized Appreciation (Depreciation) on:
Investments	(399)
Futures Contracts	(61)
Swap Agreements	(48)
Net Assets	$34,144

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Corporate Bond Portfolio

Statement of Assets and Liabilities (cont'd)	September 30, 2015 (000)
CLASS I:
Net Assets	$31,427
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	2,909,631
Net Asset Value, Offering and Redemption Price Per Share	$10.80
CLASS A:
Net Assets	$544
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	50,316
Net Asset Value, Redemption Price Per Share	$10.81
Maximum Sales Load	4.25%
Maximum Sales Charge	$0.48
Maximum Offering Price Per Share	$11.29
CLASS L:
Net Assets	$2,163
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	200,430
Net Asset Value, Offering and Redemption Price Per Share	$10.79
CLASS C:
Net Assets	$10
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	892
Net Asset Value, Offering and Redemption Price Per Share	$10.77
(1) Including: Securities on Loan, at Value:	$2,817

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Corporate Bond Portfolio

Statement of Operations	Year Ended September 30, 2015 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$1,518
Income from Securities Loaned — Net	12
Dividends from Security of Affiliated Issuer (Note G)	1
Total Investment Income	1,531
Expenses:
Advisory Fees (Note B)	143
Professional Fees	105
Custodian Fees (Note F)	41
Registration Fees	41
Pricing Fees	35
Administration Fees (Note C)	30
Shareholder Services Fees — Class A (Note D)	1
Distribution and Shareholder Services Fees — Class L (Note D)	12
Distribution and Shareholder Services Fees — Class C (Note D)	— @
Transfer Agency Fees — Class I (Note E)	8
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	1
Shareholder Reporting Fees	12
Sub Transfer Agency Fees — Class I	2
Sub Transfer Agency Fees — Class A	1
Sub Transfer Agency Fees — Class L	1
Sub Transfer Agency Fees — Class C	1
Trustees' Fees and Expenses	2
Other Expenses	18
Total Expenses	458
Waiver of Advisory Fees (Note B)	(143)
Expenses Reimbursed by Adviser (Note B)	(17)
Reimbursement of Class Specific Expenses — Class I (Note B)	(10)
Reimbursement of Class Specific Expenses — Class A (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Rebate from Morgan Stanley Affiliate (Note G)	(1)
Waiver of Shareholder Servicing Fees — Class A (Note D)	(1)
Net Expenses	283
Net Investment Income	1,248
Realized Gain (Loss):
Investments Sold	805
Foreign Currency Transactions	(— @)
Futures Contracts	254
Swap Agreements	(325)
Net Realized Gain	734
Change in Unrealized Appreciation (Depreciation):
Investments	(1,699)
Futures Contracts	(107)
Swap Agreements	(132)
Net Change in Unrealized Appreciation (Depreciation)	(1,938)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(1,204)
Net Increase in Net Assets Resulting from Operations	$44

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Corporate Bond Portfolio

Statements of Changes in Net Assets	Year Ended September 30, 2015 (000)	Year Ended September 30, 2014 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$1,248	$1,366
Net Realized Gain	734	1,225
Net Change in Unrealized Appreciation (Depreciation)	(1,938)	751
Net Increase in Net Assets Resulting from Operations	44	3,342
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(1,021)	(1,066)
Class A:
Net Investment Income	(14)	(33)
Class L:
Net Investment Income	(54)	(59)
Class C:
Net Investment Income	(— @)*	—
Total Distributions	(1,089)	(1,158)
Capital Share Transactions:(1)
Class I:
Subscribed	2,961	3,095
Distributions Reinvested	1,021	1,066
Redeemed	(8,193)	(5,724)
Class A:
Subscribed	427	700
Distributions Reinvested	12	31
Redeemed	(281)	(1,596)
Class L:
Subscribed	108	23
Distributions Reinvested	54	59
Redeemed	(338)	(459)
Class C:
Subscribed	10 *	—
Net Decrease in Net Assets Resulting from Capital Share Transactions	(4,219)	(2,805)
Total Decrease in Net Assets	(5,264)	(621)
Net Assets:
Beginning of Period	39,408	40,029
End of Period (Including Accumulated Undistributed Net Investment Income of $437 and $466)	$34,144	$39,408
(1) Capital Share Transactions:
Class I:
Shares Subscribed	266	282
Shares Issued on Distributions Reinvested	92	100
Shares Redeemed	(740)	(527)
Net Decrease in Class I Shares Outstanding	(382)	(145)
Class A:
Shares Subscribed	38	64
Shares Issued on Distributions Reinvested	1	3
Shares Redeemed	(25)	(144)
Net Increase (Decrease) in Class A Shares Outstanding	14	(77)
Class L:
Shares Subscribed	10	2
Shares Issued on Distributions Reinvested	5	6
Shares Redeemed	(31)	(43)
Net Decrease in Class L Shares Outstanding	(16)	(35)
Class C:
Shares Subscribed	1 *	—

*  For the period April 30, 2015 through September 30, 2015.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Financial Highlights

Corporate Bond Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2015	2014	2013	2012		2011
Net Asset Value, Beginning of Period	$11.12	$10.53	$10.93	$10.27		$10.17
Income (Loss) from Investment Operations:
Net Investment Income†	0.37	0.38	0.32	0.36		0.33
Net Realized and Unrealized Gain (Loss)	(0.37)	0.53	(0.40)	0.73		0.07
Total from Investment Operations	—	0.91	(0.08)	1.09		0.40
Distributions from and/or in Excess of:
Net Investment Income	(0.32)	(0.32)	(0.32)	(0.43)		(0.30)
Net Asset Value, End of Period	$10.80	$11.12	$10.53	$10.93		$10.27
Total Return++	(0.04)%	8.79%	(0.77)%	10.94%		4.05%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$31,427	$36,598	$36,186	$44,779		$62,410
Ratio of Expenses to Average Net Assets (1)	0.70%+	0.70%+	1.18%+^	1.00	%+	0.80	%+
Ratio of Net Investment Income to Average Net Assets (1)	3.33%+	3.47%+	2.91%+^	3.41	%+	3.27	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.00%§	0.00	%§	0.00	%§
Portfolio Turnover Rate	45%	50%	63%	129%		224%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.15%	1.13%	1.21%	N/A		N/A
Net Investment Income to Average Net Assets	2.88%	3.04%	2.88%	N/A		N/A

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.70% for Class I shares.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Financial Highlights

Corporate Bond Portfolio

	Class A
	Year Ended September 30,
Selected Per Share Data and Ratios	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.12	$10.53	$10.92	$10.27	$10.16
Income (Loss) from Investment Operations:
Net Investment Income†	0.33	0.34	0.30	0.34	0.31
Net Realized and Unrealized Gain (Loss)	(0.37)	0.53	(0.39)	0.73	0.08
Total from Investment Operations	(0.04)	0.87	(0.09)	1.07	0.39
Distributions from and/or in Excess of:
Net Investment Income	(0.27)	(0.28)	(0.30)	(0.42)	(0.28)
Net Asset Value, End of Period	$10.81	$11.12	$10.53	$10.92	$10.27
Total Return++	(0.37)%	8.43%	(0.83)%	10.69%	3.99%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$544	$405	$1,194	$961	$408
Ratio of Expenses to Average Net Assets (1)	1.05%+	1.05%+	1.34%+^	1.15%+	0.95%+
Ratio of Net Investment Income to Average Net Assets (1)	2.98%+	3.12%+	2.76%+^	3.26%+	3.12%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.00%§	0.00%§	0.00%§
Portfolio Turnover Rate	45%	50%	63%	129%	224%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.88%	1.60%	1.47%	1.25%	1.05%
Net Investment Income to Average Net Assets	2.15%	2.57%	2.63%	3.16%	3.02%

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.05% for Class A shares.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Financial Highlights

Corporate Bond Portfolio

	Class L
	Year Ended September 30,
Selected Per Share Data and Ratios	2015	2014	2013	2012		2011
Net Asset Value, Beginning of Period	$11.11	$10.52	$10.92	$10.26		$10.15
Income (Loss) from Investment Operations:
Net Investment Income†	0.30	0.31	0.26	0.30		0.28
Net Realized and Unrealized Gain (Loss)	(0.37)	0.54	(0.40)	0.74		0.08
Total from Investment Operations	(0.07)	0.85	(0.14)	1.04		0.36
Distributions from and/or in Excess of:
Net Investment Income	(0.25)	(0.26)	(0.26)	(0.38)		(0.25)
Net Asset Value, End of Period	$10.79	$11.11	$10.52	$10.92		$10.26
Total Return++	(0.65)%	8.15%	(1.28)%	10.38%		3.51%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,163	$2,405	$2,649	$3,149		$4,080
Ratio of Expenses to Average Net Assets (1)	1.31%+	1.30%+	1.69%+^	1.50	%+	1.30	%+
Ratio of Net Investment Income to Average Net Assets (1)	2.72%+	2.87%+	2.40%+^	2.91	%+	2.77	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.00%§	0.00	%§	0.00	%§
Portfolio Turnover Rate	45%	50%	63%	129%		224%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.73%	1.66%	1.70%	N/A		N/A
Net Investment Income to Average Net Assets	2.30%	2.51%	2.39%	N/A		N/A

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.52% for Class L shares.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Financial Highlights

Corporate Bond Portfolio

	Class C
Selected Per Share Data and Ratios	Period from April 30, 2015^ to September 30, 2015
Net Asset Value, Beginning of Period	$11.21
Income (Loss) from Investment Operations:
Net Investment Income†	0.10
Net Realized and Unrealized Loss	(0.48)
Total from Investment Operations	(0.38)
Distributions from and/or in Excess of:
Net Investment Income	(0.06)
Net Asset Value, End of Period	$10.77
Total Return++	(3.40	)%#
Ratios and Supplemental Data:
Net Assets, End of Period, (Thousands)	$10
Ratios of Expenses to Average Net Assets Excluding Non Operating Expenses (1)	1.80	%+*
Ratio of Net Investment Income to Average Net Assets (1)	2.25	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*
Portfolio Turnover Rate	45	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	38.20	%*
Net Investment Loss to Average Net Assets	(34.15	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("MSIFT'' or the "Fund'') is registered under the Investment Company Act of 1940, as amended (the "Act''), as an open-end management investment company. The Fund is comprised of nine separate, active portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance. All Portfolios are considered diversified for purposes of the Act.

The accompanying financial statements relate to the Corporate Bond Portfolio. The Portfolio seeks above-average total return over a market cycle of three to five years. The Portfolio offers four classes of shares — Class I, Class A, Class L and Class C.

On April 30, 2015, the Portfolio commenced offering Class C shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service approved by the Fund's Board of Trustees (the "Trustees"). The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolios securities valued by such pricing service; (2) certain senior collateralized loans ("Senior Loans") are valued based on quotations received from an independent pricing service; (3) futures are valued at the latest price published by the commodities exchange on which they trade; (4) swaps are marked-to-market daily based upon quotations from market makers; (5) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day; and (7) short-term taxable debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such price does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser. Other taxable short-term debt securities with maturities of more than 60 days will be valued on a mark-to-market basis until such time as they reach a maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Adviser determines such price does not reflect the securities' fair value, in which case these securities will be valued at their fair market value as determined by the Adviser.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which

22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Notes to Financial Statements (cont'd)

market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of September 30, 2015.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Asset-Backed Securities	$—	$294	$—	$294
Corporate Bonds	—	32,546	—	32,546
Sovereign	—	197	—	197
Variable Rate Senior Loan Interests	—	162	—	162
Total Fixed Income Securities	—	33,199	—	33,199
Short-Term Investments
Investment Company	1,911	—	—	1,911
Repurchase Agreements	—	217	—	217
U.S Treasury Security	—	360	—	360
Total Short-Term Investments	1,911	577	—	2,488
Futures Contracts	36	—	—	36
Credit Default Swap Agreements	—	16	—	16
Total Assets	1,947	33,792	—	35,739

23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Liabilities:
Futures Contracts	$(97)	$—	$—	$(97)
Credit Default Swap Agreement	—	(7)	—	(7)
Interest Rate Swap Agreements	—	(57)	—	(57)
Total Liabilities	(97)	(64)	—	(161)
Total	$1,850	$33,728	$—	$35,578

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of September 30, 2015, the Portfolio did not have any investments transfer between investment levels.

3.  Repurchase Agreements: The Portfolio may enter into repurchase agreements under which the Portfolio lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Portfolio takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Portfolio, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are

24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Notes to Financial Statements (cont'd)

settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Portfolio's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with which the Portfolio has open positions in the futures contract.

Swaps: The Portfolio may enter into over-the-counter ("OTC") swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Portfolio's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Portfolio or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

The Portfolio's use of swaps during the period included those based on the credit of an underlying security commonly referred to as "credit default swaps." The Portfolio may be either the buyer or seller in a credit default swap. Where the Portfolio is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Portfolio would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Portfolio is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event by the issuer of the referenced debt obligation. The use of credit default swaps could result in losses to the Portfolio if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap agreement and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and

25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Notes to Financial Statements (cont'd)

a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The Portfolio's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the swap agreement.

The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When the Portfolio has an unrealized loss on a swap agreement, the Portfolio has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Statement of Assets and Liabilities.

Upfront payments received or paid by the Portfolio will be reflected as an asset or liability, respectively, in the Statement of Assets and Liabilities.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following tables set forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of September 30, 2015.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	$36	(a)
Swap Agreement	Unrealized Appreciation on Swap Agreement	Credit Risk	—	@
Swap Agreements	Variation Margin on Swap Agreements	Credit Risk	16	(a)
Total			$52
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	$(97	)(a)
Swap Agreement	Unrealized Depreciation on Swap Agreement	Credit Risk	(7)
Swap Agreements	Variation Margin on Swap Agreements	Interest Rate Risk	(57	)(a)
Total			$(161)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

@  Amount is less than $500.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended September 30, 2015 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Interest Rate Risk	Futures Contracts	$254
Credit Risk	Swap Agreements	(19)
Interest Rate Risk	Swap Agreements	(306)
Total		$(71)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Interest Rate Risk	Futures Contracts	$(107)
Credit Risk	Swap Agreements	8
Interest Rate Risk	Swap Agreements	(140)
Total		$(239)

26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Notes to Financial Statements (cont'd)

At September 30, 2015, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(b)	Assets(c) (000)		Liabilities(c) (000)
Swap Agreements	$—	@	$(7)

(b) Excludes exchange traded derivatives.

(c) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

@ Amount is less than $500.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of September 30, 2015.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)			Collateral Pledged (000)	Net Amount (not less than $0) (000)
Barclays Bank PLC	$— @	$	(—	@)	$—	$0
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)			Collateral Pledged (000)	Net Amount (not less than $0) (000)
Barclays Bank PLC	$7	$	(—	@)	$—	$7

@ Amount is less than $500.

For the year ended September 30, 2015, the approximate average monthly amount outstanding for each derivative type is as follows:

Futures Contracts:
Average monthly original value	$37,834,000
Swap Agreements:
Average monthly notional amount	$15,425,000

5.  Senior Loans: Senior Loans are typically structured by a syndicate of lenders ("Lenders"), one or more of which administers the Senior Loan on behalf of the Lenders ("Agent"). Lenders may sell interests in Senior Loans to third parties ("Participations") or may assign all or a portion of their interest in a Senior Loan to third parties ("Assignments"). Senior Loans are exempt from registration under the Securities Act of 1933. Presently, Senior Loans are not readily marketable and are often subject to restrictions on resale.

6.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an

27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Notes to Financial Statements (cont'd)

affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents securities on loan that are subject to enforceable netting arrangements as of September 30, 2015.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$2,817	(d)	$—	$(2,817	)(e)(f)	$0

(d) Represents market value of loaned securities at period end.

(e) The Portfolio received cash collateral of approximately $1,845,000, of which approximately $1,728,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of September 30, 2015, there was uninvested cash of approximately $117,000, which is not reflected in the Portfolio of Investments. In addition, the Portfolio received non-cash collateral of approximately $1,025,000 in the form of U.S. Government agency securities and U.S. Government obligations, which the Portfolio cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(f) The actual collateral received is greater than the amount shown here due to overcollateralization.

7.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. When the Portfolio buys an interest in a Senior Loan, it may receive a commitment fee which is paid to lenders on an ongoing basis based upon the undrawn portion committed by the lenders of the underlying Senior Loan. The Portfolio accrues the commitment fee over the expected term of the loan. When the Portfolio sells interest in a Senior Loan, it may be required to pay fees or commissions to the purchaser of the interest. Fees received in connection with loan amendments are accrued as earned. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.375% of the average daily net assets of the Portfolio.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.70% for Class I shares, 1.05% for Class A shares, 1.52% for Class L shares and 1.80% for Class C shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time that the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended September 30, 2015, approximately $143,000 of advisory fees

28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Notes to Financial Statements (cont'd)

were waived and approximately $30,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares. The Distributor has agreed to waive the 12b-1 fees on Class A shares of the Portfolio to the extent it exceeds 0.15% of the average daily net assets of such shares on an annualized basis. This waiver will continue for at least one year from the date of the Portfolio's prospectus or until such time that the Trustees act to discontinue all or a portion of such waiver when it deems such action is appropriate. For the year ended September 30, 2015, this waiver amounted to approximately $1,000.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.25% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended September 30, 2015, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $16,379,000 and $20,135,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended September 30, 2015.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended September 30, 2015, advisory fees paid were reduced by approximately $1,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended September 30, 2015 is as follows:

Value September 30, 2014 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value September 30, 2015 (000)
$5,054	$13,658	$16,801	$1	$1,911

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent

29

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Notes to Financial Statements (cont'd)

Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended September 30, 2015, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2015 and 2014 was as follows:

2015 Distributions Paid From: Ordinary Income (000)	2014 Distributions Paid From: Ordinary Income (000)
$1,089	$1,158

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to basis adjustments for swap transactions and paydown adjustments, resulted in the following reclassifications among the components of net assets at September 30, 2015:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$(188)	$188	$—

At September 30, 2015, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$453	$—

At September 30, 2015, the Portfolio had available for Federal income tax purposes unused capital losses, which will expire on the indicated dates:

Amount (000)	Expiration
$48,099	September 30, 2017
8,130	September 30, 2018

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended September 30, 2015, the Portfolio utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $825,000.

I. Other: At September 30, 2015, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 88.5%.

30

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Corporate Bond Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Corporate Bond Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund Trust) (the "Portfolio") as of September 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmationof securities owned as of September 30, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Corporate Bond Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund Trust) at September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 25, 2015

31

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Adviser under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Portfolio. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolio

The Board reviewed the performance, fees and expenses of the Portfolio compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Portfolio. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2014, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Portfolio's performance was better than its peer group average for the one- and three-year periods but below its peer group average for the five-year period. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Portfolio relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Portfolio's total expense ratio. When a fund's management fee and/or its total expense ratio are higher than its peers, the Board and the Adviser discuss the reasons for this and, where appropriate, they discuss possible waivers and/or caps. The Board noted that while the Portfolio's management fee was lower than its peer group average, the total expense ratio was higher than its peer group average. After discussion, the Board concluded that the Portfolio's (i) performance was competitive with its peer group average; (ii) management fee was competitive with its peer group average; and (iii) total expense ratio was acceptable.

Economies of Scale

The Board considered the size and growth prospects of the Portfolio and how that relates to the Portfolio's total expense ratio and particularly the Portfolio's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Portfolio and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Portfolio supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Portfolio and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

32

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Portfolio and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Portfolio and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolio to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

33

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

34

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

35

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

36

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				96

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA of the USA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church.

Kathleen A. Dennis (62) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	96	Director of various nonprofit organizations.
Nancy C. Everett (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since January 2015	Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	96

Member of Virginia Commonwealth University Board of Visitors; Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

37

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Independent Trustee***
Jakki L. Haussler (58) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	96

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Member, University of Cincinnati Foundation Investment Committee; formerly, Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (66) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	98	Director of NVR, Inc. (home construction).
Joseph J. Kearns (73) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	99	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

38

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				96	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (79) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Trustee	Chair of the Boards since July 2006 and Trustee since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	98	None.
W. Allen Reed (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	96	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (83) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	99	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-December 2012).

39

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Trustee and Officer Information (unaudited) (cont'd)

Interested Trustee:

Name, Age and Address of Interested Trustee	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee***
James F. Higgins (67) One New York Plaza, New York, NY 10004	Trustee	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	97

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2014) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

40

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (52) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006) and Global Portfolio Analysis and Reporting (since 2012); for MSIM's Long Only business.

Stefanie V. Chang Yu (48) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (50) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (50) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (48) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and has qualified.

41

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund Trust, which describes in detail each Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

42

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2015 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTCBANN
1332377 EXP 11.30.16

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund Trust

Limited Duration Portfolio

Annual Report

September 30, 2015

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	13
Statement of Operations	15
Statements of Changes in Net Assets	16
Financial Highlights	17
Notes to Financial Statements	21
Report of Independent Registered Public Accounting Firm	31
Investment Advisory Agreement Approval	32
U.S. Privacy Policy	34
Trustee and Officer Information	37

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Limited Duration Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2015

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Expense Example (unaudited)

Limited Duration Portfolio

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2015 and held for the entire six-month period (unless otherwise noted).

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/15	Actual Ending Account Value 9/30/15	Hypothetical Ending Account Value	Actual Expenses Paid During Period		Hypothetical Expenses Paid During Period		Net Expense Ratio During Period***
Limited Duration Portfolio Class I	$1,000.00	$997.70	$1,022.36	$2.70	*	$2.74	*	0.54%
Limited Duration Portfolio Class A	1,000.00	994.70	1,020.66	4.40	*	4.46	*	0.88
Limited Duration Portfolio Class L	1,000.00	993.10	1,018.90	6.15	*	6.23	*	1.23
Limited Duration Portfolio Class C	1,000.00	990.80	1,014.13	6.80	**	6.88	**	1.63

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 183/365 (to reflect the most recent one-half year period).

**  Expenses are calculated using the Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 153/365 (to reflect the actual days in the period).

***  Annualized

3

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Investment Overview (unaudited)

Limited Duration Portfolio

The Limited Duration Portfolio seeks above-average total return over a market cycle of three to five years.

Performance

For the fiscal year ended September 30, 2015, the Portfolio's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 0.06%, net of fees. The Portfolio's Class I shares underperformed against the Portfolio's benchmark Barclays 1-3 Year U.S. Government/Credit Index (the "Index"), which returned 1.19%.

Factors Affecting Performance

•  Concerns over central bank policy around the world and global issues, such as Greece's debt crisis and China's economic slowdown, kept bond markets fairly turbulent during the period. Risk premia rose substantially in the latter months of the period and asset prices suffered. The rise in risk premia was driven by a continued tightening of financial conditions, catalyzed by a devaluation of the Chinese currency in August. This tightening of financial conditions resulted in falling business confidence and generally weaker-than-expected economic data. These factors drove "risk-off" sentiment and led to a widening of credit spreads, an equity market sell-off and a rally in U.S. Treasuries. Furthermore, to the surprise of many, the Federal Reserve (Fed) kept interest rates unchanged and delivered a more dovish-than-expected policy statement at its September 2015 meeting. As an unintended consequence, markets increasingly worried that the negative impact on the U.S. economy's growth dynamics would warrant a ratcheting down of global growth expectations. This fear drove risk premia even higher. The Fed has communicated that its decision to hike rates will be data dependent, which implies some uncertainty on whether a hike will happen this year. Only with a material recovery in labor market indicators over the next few months would a rate hike likely occur this year.

•  Despite a general increase in yields in first half of the period, over the full 12-month period, 5-, 10-, and 30-year Treasury yields ended 41, 36 and 34 basis points lower, respectively.(i) U.S. 2-year yields ended the period relatively flat at 2 basis points higher.

•  Recovering from a volatile fourth quarter of 2014, high yield credit started 2015 on a positive note, as one of the few fixed income sectors to have positive performance in the first quarter of 2015. However, amid economic and geopolitical worries, the U.S. credit markets endured record amounts of new issuance, which eventually pressured yield spreads wider (and prices lower, as bond prices move inversely to yields). Over the course of 2015, credit spreads in all markets have widened materially and are currently at levels which are typically only seen in periods of economic recession or systemic stress. The spreads observable in the investment grade markets include a material risk premium, and spreads in the high yield market are compensating for a significant uptick in defaults. While it is clear that certain emerging markets are seeing a material risk of recession, the consensus is for the developed world to see moderate growth over the coming year. We believe this growth backdrop, combined with low inflation, is likely to lead to ongoing accommodative monetary policy from the central banks around the world, which should keep defaults low and support credit markets.

•  Another driver of credit spreads is the technical balance between supply and demand. Supply volume has been elevated across many of the credit markets. This has been most apparent in the U.S. investment grade market, where a combination of increased merger and acquisition activity and the fear that an interest rate tightening cycle could increase the future cost of long-term debt financing has caused corporate treasurers to turn to the bond markets. As a result, year-to-date new issue volumes have been running at record pace. This is to a lesser extent also true in the U.S. high yield and European investment grade markets. Along with this high level of issuance, demand has been muted as many yield-oriented investors are awaiting higher yields before committing capital to the market. This mismatch between supply and demand has resulted in a higher liquidity premium, which has contributed to the wider credit spreads.

(i)  Source for U.S. Treasury yields: Bloomberg L.P.

4

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Investment Overview (unaudited) (cont'd)

Limited Duration Portfolio

•  Despite widening in the latter part of the period, agency mortgage-backed securities (MBS) spreads remain historically expensive. Mortgage rates and prepayment speeds have been range-bound, helping support performance so far, but with the possibility of a Fed rate hike in the coming months, volatility and absolute rate levels could rise and MBS duration extension concerns could return. There is also the additional risk that at some point in 2016 the Fed could end their MBS purchase program, whereby it has been buying 25% to 30% of all new origination.

•  Prior to September, non-agency MBS prices had been resilient to broader credit market declines and had traded more as a function of the strong U.S. housing market. However, prices finally began to weaken as relative spread differences became more pronounced at the end of September. In contrast to the price declines, the fundamental market conditions underlying the non-agency MBS market remain very strong. Home prices rose 0.6% in July (down 0.2% on a seasonally adjusted basis), and were up 5.0% year-on-year from July 2014.(ii) New home sales were up 5.7% in August and up 21.6% from August 2014.(iii) Existing home sales were down 1.4% in August, predominantly due to lack of supply, but were still up 6.1% from August 2014.(iv) The volume of outstanding homes for sale fell to a 4.7-month supply based on current sales volumes, down from 5.0-month supply in July and well below the six-month supply that is historically associated with a balanced housing market.(iii) The U.S. homebuilder confidence index climbed to the highest level since November 2005 as housing supply is historically low and housing demand is steadily improving.(v) U.S. household formation was up 2.25 million year-on-year as of June, roughly double the long-term average of roughly 1.15 million per year.(iii) Household formation had been depressed and substantially below historical norms for most for the past seven years, and we are now seeing some of this pent-up demand enter the market. Mortgage performance remains positive. Mortgage defaults were essentially unchanged in August at 0.8%, down 0.1% from August 2014 and well below the nearly 6% level in 2009.(vi)

•  Commercial mortgage-backed securities (CMBS) spreads also widened significantly in the latter half of the period. Fundamentally, the CMBS sector remains healthy. Retail sales continue to climb, with August numbers up 0.2% from July and up 2.2% from August 2014.(iii) Consumer confidence rose in September to the second highest level in the past eight years.(vii) Hotel occupancy rates are at their highest levels in more than 15 years, exceeding 65% occupancy so far in 2015.(viii) For comparison, the previous credit cycle peak of 2004-2006 averaged roughly 63% occupancy. These high occupancy rates are boosting the performance of the hotel sector of CMBS. The improving economy and employment numbers are also helping reduce office space vacancies. National office vacancy rates fell by 0.4% to 13.5% in the second quarter of 2015 and are expected to fall further this year.(ix) Office rental rates increased at roughly 1.1% in the second quarter of 2015, and this pace of increase is expected to continue based on the declining vacancy rates.(ix)

Management Strategies

•  Throughout the period, the Portfolio was positioned with an overweight to investment grade credit, particularly in financials, as we believe valuations relative to fundamentals have been attractive. This detracted from relative performance as global volatility pushed spreads wider.

•  The Portfolio has also been positioned with an allocation to short-maturity, high-quality ABS. This position is primarily in credit card, auto, and business and construction equipment securities. The position had a small positive effect on relative performance during the period.

(ii)  S&P/Case-Shiller 20-City Composite Home Price Index, an index gauging the value of residential real estate in 20 major U.S. metropolitan areas.

(iii)  U.S. Census Bureau

(iv)  National Association of Realtors

(v)  National Association of Home Builders

(vi)  S&P/Experian First Mortgage Default Index, an index measuring default rates across first mortgages

(vii)  The Conference Board

(viii)  Statistica.com

(ix)  CBRE Group, Inc.

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Investment Overview (unaudited) (cont'd)

Limited Duration Portfolio

•  The Portfolio has allocations to riskier segments of the market, such as BB-rated high-yield corporates and non-agency mortgage securities, and these positions contributed positively to relative performance.

•  We continue being overweight spread product (non-government bonds) in the Portfolio, as we believe the yield advantage could potentially provide a large part of returns over the near term.

*  Minimum Investment

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, Class L and Class C shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

Performance Compared to the Barclays 1-3 Year U.S. Government/Credit Index(1) and the Lipper Short Investment Grade Debt Funds Index(2)

	Period Ended September 30, 2015 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Portfolio — Class I Shares w/o sales charges(4)	0.06%	1.45%	0.13%	2.99%
Portfolio — Class A Shares w/o sales charges(5)	–0.41	1.17	—	–1.10
Portfolio — Class A Shares with maximum 4.25% sales charges(5)	–4.67	0.28	—	–1.63
Portfolio — Class L Shares w/o sales charges(6)	–0.68	—	—	0.65
Portfolio — Class C Shares w/o sales charges(7)	—	—	—	–0.92
Portfolio — Class C Shares with maximum 1.00% deferred sales charges(7)	—	—	—	–1.91
Barclays 1-3 Year U.S. Government/Credit Index	1.19	1.04	2.85	4.31
Lipper Short Investment Grade Debt Funds Index	0.68	1.57	2.72	4.03

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. Returns for period less than one year are not annualized. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)  The Barclays 1-3 Year U.S. Government/Credit Index tracks the securities in the 1-3 year maturity range of the Barclays U.S. Government/Credit Index which tracks investment-grade (BBB-/Baa3) or higher publicly traded fixedrate U.S. government, U.S. agency, and corporate issues. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Short Investment Grade Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Short Investment Grade Debt Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Short Investment Grade Debt Funds classification.

(3)  Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower.

(4)  Commenced operations on March 31, 1992.

(5)  Commenced operations on September 28, 2007.

(6)  Commenced operations on April 27, 2012.

(7)  Commenced operations on April 30, 2015.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Portfolio, not the inception of the Indexes.

6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Portfolio of Investments

Limited Duration Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (98.2%)
Agency Adjustable Rate Mortgages (2.5%)
Federal Home Loan Mortgage Corporation,
Conventional Pools:
2.35%, 6/1/36	$421	$448
2.38%, 7/1/38	359	381
2.49%, 9/1/35	530	563
2.66%, 1/1/38	111	119
Federal National Mortgage Association,
Conventional Pools:
2.39%, 5/1/39	428	455
2.41%, 5/1/35	418	443
Government National Mortgage Association,
Various Pool
1.75%, 2/20/40	146	151
		2,560
Agency Fixed Rate Mortgages (0.4%)
Federal Home Loan Mortgage Corporation,
Gold Pools:
6.50%, 9/1/19 - 4/1/24	4	4
7.50%, 11/1/19	1	1
Federal National Mortgage Association,
Conventional Pools:
6.50%, 2/1/28 - 10/1/32	331	380
7.00%, 7/1/29 - 12/1/33	58	60
Government National Mortgage Association,
Various Pools:
9.00%, 11/15/16 - 12/15/16	10	10
		455
Asset-Backed Securities (9.8%)
Ally Auto Receivables Trust
0.62%, 3/15/17	47	47
American Homes 4 Rent
4.69%, 10/17/45	176	179
AWAS Aviation Capital Ltd.
7.00%, 10/17/16 (a)	249	249
CAM Mortgage LLC
3.38%, 7/15/64 (a)	381	382
Chase Issuance Trust
0.54%, 10/16/17	1,125	1,125
Citibank Credit Card Issuance Trust
2.88%, 1/23/23	450	471
Colony American Homes
1.40%, 5/17/31 (a)(b)	415	411
Discover Card Execution Note Trust
0.64%, 7/15/21 (b)	670	672
Ford Credit Auto Owner Trust
2.26%, 11/15/25 (a)	1,165	1,183
Invitation Homes Trust,
1.40%, 12/17/30 (a)(b)	598	593
1.56%, 6/17/32 (a)(b)	392	389
2.96%, 8/17/32 (a)(b)	666	660
	Face Amount (000)	Value (000)
Nationstar HECM Loan Trust
3.84%, 5/25/18 (a)	$298	$300
North Carolina State Education Assistance Authority
1.08%, 7/25/25 (b)	612	608
Panhandle-Plains Higher Education Authority, Inc.
1.28%, 7/1/24 (b)	190	190
RMAT LLC
4.83%, 6/25/35 (a)	544	546
Sunset Mortgage Loan Co., LLC
3.72%, 11/16/44 (a)	224	223
Volkswagen Credit Auto Master Trust
1.40%, 7/22/19 (a)	398	397
VOLT NPL X LLC
4.75%, 10/26/54 (a)	282	279
VOLT XIX LLC
5.00%, 4/25/55 (a)	200	201
VOLT XXII LLC
4.25%, 2/25/55 (a)	200	198
VOLT XXX LLC
4.75%, 10/25/57 (a)	200	200
VOLT XXXI LLC
4.50%, 2/25/55 (a)	200	198
VOLT XXXIII LLC
4.25%, 3/25/55 (a)	350	346
World Omni Automobile Lease Securitization Trust
1.10%, 12/15/16	243	244
		10,291
Collateralized Mortgage Obligations — Agency Collateral Series (1.2%)
Federal Home Loan Mortgage Corporation,
REMIC
7.50%, 9/15/29	890	1,037
Government National Mortgage Association,
IO
6.01%, 3/20/43 (b)	621	109
6.28%, 5/20/40 (b)	746	140
		1,286
Commercial Mortgage-Backed Securities (2.1%)
BLCP Hotel Trust
1.16%, 8/15/29 (a)(b)	581	577
CDGJ Commercial Mortgage Trust
1.61%, 12/15/27 (a)(b)	575	573
Citigroup Commercial Mortgage Trust
2.11%, 1/12/30 (a)	168	170
Hilton USA Trust
1.20%, 11/5/30 (a)(b)	168	167
JP Morgan Chase Commercial Mortgage Securities Trust,
1.19%, 7/15/31 (a)(b)	285	283
5.46%, 12/12/43	400	407
		2,177

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Portfolio of Investments (cont'd)

Limited Duration Portfolio

	Face Amount (000)	Value (000)
Corporate Bonds (76.1%)
Finance (29.3%)
Abbey National Treasury Services PLC
3.05%, 8/23/18	$370	$382
ABN Amro Bank N.V.
2.50%, 10/30/18 (a)	630	640
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust
3.75%, 5/15/19	345	340
Ally Financial, Inc.
3.25%, 2/13/18	265	261
American Express Credit Corp.,
1.80%, 7/31/18	425	425
Series G
2.25%, 8/15/19	675	678
Bank of America Corp.
2.60%, 1/15/19	900	910
Bank of Montreal
1.80%, 7/31/18	475	477
Bank of Nova Scotia (The)
1.70%, 6/11/18	550	549
BB&T Corp.,
MTN
2.25%, 2/1/19	580	586
BioMed Realty LP
2.63%, 5/1/19	310	300
BNP Paribas SA,
MTN
2.70%, 8/20/18	610	624
BNZ International Funding Ltd.
2.35%, 3/4/19 (a)	650	653
BPCE SA,
MTN
2.25%, 1/27/20	600	602
Canadian Imperial Bank of Commerce
1.55%, 1/23/18	310	311
Capital One Financial Corp.
2.45%, 4/24/19	1,005	1,003
CIT Group, Inc.
3.88%, 2/19/19	550	548
Citigroup, Inc.
8.50%, 5/22/19	950	1,148
Commonwealth Bank of Australia
2.50%, 9/20/18	600	613
Compass Bank
1.85%, 9/29/17	600	600
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
3.38%, 1/19/17	330	339
Credit Agricole SA
2.13%, 4/17/18 (a)	775	782
Credit Suisse,
Series G
2.30%, 5/28/19	650	653
	Face Amount (000)	Value (000)
DBS Group Holdings Ltd.
2.25%, 7/16/19 (a)	$650	$655
Discover Bank
2.00%, 2/21/18	665	661
DNB Bank ASA
3.20%, 4/3/17 (a)	610	626
ERP Operating LP
2.38%, 7/1/19	550	555
Goldman Sachs Group, Inc. (The)
2.38%, 1/22/18	880	892
HSBC USA, Inc.
2.25%, 6/23/19	659	661
Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
Series WI
4.88%, 3/15/19	375	376
ING Bank N.V.
2.05%, 8/17/18 (a)	1,075	1,080
Intesa Sanpaolo SpA
3.88%, 1/16/18	355	366
JPMorgan Chase & Co.
2.20%, 10/22/19	325	324
Lloyds Bank PLC
6.50%, 9/14/20 (a)	325	375
Macquarie Bank Ltd.
2.60%, 6/24/19 (a)	605	609
Manufacturers & Traders Trust Co.
2.10%, 2/6/20	560	557
Metropolitan Life Global Funding I
2.00%, 4/14/20 (a)	550	547
Mizuho Bank Ltd.
1.85%, 3/21/18 (a)	645	646
National Australia Bank Ltd.
1.25%, 3/17/17 (a)	400	401
New York Life Global Funding
1.30%, 10/30/17 (a)	475	475
Principal Financial Group, Inc.
1.85%, 11/15/17	725	730
QBE Insurance Group Ltd.
2.40%, 5/1/18 (a)	200	202
Santander Bank NA
2.00%, 1/12/18	525	523
Skandinaviska Enskilda Banken AB
1.75%, 3/19/18 (a)	380	380
Standard Chartered PLC
1.50%, 9/8/17 (a)	900	903
Sumitomo Mitsui Banking Corp.
2.45%, 1/10/19	630	635
Swedbank AB
1.75%, 3/12/18 (a)	305	307
Synchrony Financial
3.00%, 8/15/19	800	807

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Portfolio of Investments (cont'd)

Limited Duration Portfolio

	Face Amount (000)	Value (000)
Finance (cont'd)
Toronto-Dominion Bank (The),
MTN
2.63%, 9/10/18	$650	$668
UBS AG,
MTN
2.38%, 8/14/19	925	929
UnitedHealth Group, Inc.
2.70%, 7/15/20	500	512
WEA Finance LLC/Westfield UK & Europe Finance PLC
2.70%, 9/17/19 (a)	600	598
Wells Fargo & Co.
2.15%, 1/15/19	360	363
		30,787
Industrials (43.2%)
ABB Treasury Center USA, Inc.
2.50%, 6/15/16 (a)	745	752
AbbVie, Inc.
2.50%, 5/14/20	575	572
Actavis Funding SCS
3.00%, 3/12/20	835	838
Air Canada
6.75%, 10/1/19 (a)	250	263
Altera Corp.
2.50%, 11/15/18	300	305
Altice Financing SA
7.88%, 12/15/19 (a)	250	259
Amazon.com, Inc.
2.60%, 12/5/19	525	539
American Honda Finance Corp.
2.45%, 9/24/20	550	550
Anadarko Petroleum Corp.
5.95%, 9/15/16	575	598
Anglo American Capital PLC
3.63%, 5/14/20 (a)	400	349
Applied Materials, Inc.
2.65%, 6/15/16	455	461
ArcelorMittal
5.25%, 2/25/17	375	372
AT&T, Inc.
2.45%, 6/30/20	1,225	1,207
Automatic Data Processing, Inc.
2.25%, 9/15/20	350	352
Baidu, Inc.
3.25%, 8/6/18	225	230
BAT International Finance PLC
2.75%, 6/15/20 (a)	450	459
Baxalta, Inc.
2.88%, 6/23/20 (a)	550	550
Bayer US Finance LLC
2.38%, 10/8/19 (a)	600	608
	Face Amount (000)	Value (000)
Becton Dickinson and Co.
2.68%, 12/15/19	$300	$304
Biogen, Inc.
2.90%, 9/15/20	525	531
Bombardier, Inc.
4.75%, 4/15/19 (a)	300	243
BW Group Ltd.
6.63%, 6/28/17 (a)	325	331
CBS Corp.
2.30%, 8/15/19	625	621
Celgene Corp.
2.88%, 8/15/20	525	530
Chesapeake Energy Corp.
6.50%, 8/15/17	350	318
CNH Industrial Capital LLC
6.25%, 11/1/16	355	363
Comcast Corp.
5.70%, 5/15/18	520	576
CVS Health Corp.
1.90%, 7/20/18	550	554
Daimler Finance North America LLC
2.38%, 8/1/18 (a)	750	751
DCP Midstream Operating LP
2.70%, 4/1/19	650	583
DISH DBS Corp.
4.63%, 7/15/17	375	375
Dominion Gas Holdings LLC
2.50%, 12/15/19	825	834
Eaton Corp.
1.50%, 11/2/17	630	630
Ecolab, Inc.
3.00%, 12/8/16	320	326
EMD Finance LLC
2.40%, 3/19/20 (a)	575	576
Enbridge, Inc.
0.78%, 6/2/17 (b)	175	172
Energy Transfer Partners LP
2.50%, 6/15/18	575	573
EnLink Midstream Partners LP
2.70%, 4/1/19	525	519
Enterprise Products Operating LLC
2.55%, 10/15/19	325	324
Experian Finance PLC
2.38%, 6/15/17 (a)	600	604
Ford Motor Credit Co., LLC
5.00%, 5/15/18	825	878
General Motors Financial Co., Inc.
3.15%, 1/15/20	600	595
Gilead Sciences, Inc.
2.55%, 9/1/20	500	504
GlaxoSmithKline Capital PLC
1.50%, 5/8/17	1,100	1,109
Glencore Funding LLC
2.88%, 4/16/20 (a)	575	461

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Portfolio of Investments (cont'd)

Limited Duration Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
Goldcorp, Inc.
2.13%, 3/15/18	$520	$514
Harley-Davidson Financial Services, Inc.,
1.55%, 11/17/17 (a)	258	257
2.15%, 2/26/20 (a)	350	349
HP Enterprise Co.
3.60%, 10/15/20	400	400
Hutchison Whampoa International 14 Ltd.
1.63%, 10/31/17 (a)	240	239
Hyundai Capital America,
2.00%, 3/19/18 (a)	525	523
2.60%, 3/19/20 (a)	325	324
Ingersoll-Rand Global Holding Co., Ltd.
2.88%, 1/15/19	335	341
Intel Corp.
2.45%, 7/29/20	550	558
JM Smucker Co. (The)
2.50%, 3/15/20 (a)	225	226
Kinder Morgan, Inc.
3.05%, 12/1/19	650	639
L-3 Communications Corp.
1.50%, 5/28/17	275	273
LVMH Moet Hennessy Louis Vuitton SE
1.63%, 6/29/17 (a)	525	529
Marathon Oil Corp.
2.70%, 6/1/20	550	534
Marathon Petroleum Corp.
3.50%, 3/1/16	595	601
McDonald's Corp.,
MTN
2.20%, 5/26/20	550	551
McKesson Corp.
3.25%, 3/1/16	1,070	1,080
Medtronic, Inc.
2.50%, 3/15/20	550	558
Nissan Motor Acceptance Corp.
2.65%, 9/26/18 (a)	720	736
Orange SA
2.75%, 2/6/19	625	643
Quest Diagnostics, Inc.
2.70%, 4/1/19	675	681
Reynolds American, Inc.
2.30%, 6/12/18	525	531
Rio Tinto Finance USA PLC
1.38%, 6/17/16	325	325
RR Donnelley & Sons Co.
6.13%, 1/15/17	300	308
Ryder System, Inc.,
MTN
2.65%, 3/2/20	125	125
	Face Amount (000)	Value (000)
Scripps Networks Interactive, Inc.
2.75%, 11/15/19	$575	$576
Siemens Financieringsmaatschappij N.V.
2.15%, 5/27/20 (a)	550	551
Southwest Airlines Co.
2.75%, 11/6/19	600	612
T-Mobile USA, Inc.
5.25%, 9/1/18	500	510
Thomson Reuters Corp.,
1.30%, 2/23/17	325	324
1.65%, 9/29/17	150	150
Time Warner Cable, Inc.
6.75%, 7/1/18	400	445
Transocean, Inc.
3.00%, 10/15/17	350	318
TSMC Global Ltd.
1.63%, 4/3/18 (a)	800	793
Tyson Foods, Inc.
2.65%, 8/15/19	600	605
Union Pacific Corp.
2.25%, 6/19/20	550	558
Verizon Communications, Inc.
2.55%, 6/17/19	1,250	1,267
Viacom, Inc.
2.50%, 9/1/18	625	629
Volkswagen Group of America Finance LLC
2.40%, 5/22/20 (a)	550	511
Waste Management, Inc.
2.60%, 9/1/16	725	735
Wesfarmers Ltd.
2.98%, 5/18/16 (a)	395	400
Wm. Wrigley Jr. Co.
1.40%, 10/21/16 (a)	600	602
Yum! Brands, Inc.
3.88%, 11/1/20	450	472
		45,352
Utilities (3.6%)
Engie
1.63%, 10/10/17 (a)	650	653
Eversource Energy
1.45%, 5/1/18	525	521
NRG Energy, Inc.
7.63%, 1/15/18	275	290
Origin Energy Finance Ltd.
3.50%, 10/9/18 (a)	200	194
PSEG Power LLC
5.50%, 12/1/15	570	574
Sempra Energy
2.40%, 3/15/20	600	600
Southern Co. (The)
2.15%, 9/1/19	725	718

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Portfolio of Investments (cont'd)

Limited Duration Portfolio

	Face Amount (000)	Value (000)
Utilities (cont'd)
Xcel Energy, Inc.
1.20%, 6/1/17	$275	$274
		3,824
		79,963
Mortgages — Other (4.5%)
Alternative Loan Trust,
5.50%, 10/25/35 - 11/25/35	890	843
CHL Mortgage Pass-Through Trust
5.50%, 5/25/34	312	321
Fannie Mae Connecticut Avenue Securities
1.34%, 5/25/25 (b)	323	322
FDIC Guaranteed Notes Trust
0.75%, 2/25/48 (a)(b)	111	111
Freddie Mac Structured Agency Credit Risk Debt Notes,
1.09%, 10/25/27 (b)	241	239
1.19%, 2/25/24 (b)	216	216
HarborView Mortgage Loan Trust
0.41%, 1/19/38 (b)	393	335
JP Morgan Alternative Loan Trust
6.00%, 12/25/35	119	115
Lehman Mortgage Trust
6.50%, 9/25/37	49	40
New Residential Mortgage Loan Trust
3.75%, 4/25/52 (a)(b)	304	312
Opteum Mortgage Acceptance Corp. Trust
0.49%, 4/25/36 (b)	470	416
RALI Trust,
0.38%, 12/25/36 (b)	548	428
6.00%, 11/25/36	205	170
Sequoia Mortgage Trust
0.84%, 8/20/34 (b)	538	511
Washington Mutual Mortgage Pass-Through Certificates Trust,
1.16%, 8/25/46 (b)	485	334
1.19%, 6/25/46 (b)	60	43
		4,756
Sovereign (1.6%)
EUROFIMA,
MTN
6.25%, 12/28/18	630	493
Korea Development Bank (The)
1.50%, 1/22/18	690	686
Spain Government International Bond
4.00%, 3/6/18 (a)	500	530
		1,709
Total Fixed Income Securities (Cost $102,868)		103,197
	Shares	Value (000)
Short-Term Investments (1.5%)
Investment Company (0.7%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $750)	749,921	$750
	Face Amount (000)
U.S. Treasury Security (0.8%)
U.S. Treasury Bill
0.26%, 3/10/16 (c)(d) (Cost $863)	$864	864
Total Short-Term Investments (Cost $1,613)		1,614
Total Investments (99.7%) (Cost $104,481) (e)(f)		104,811
Other Assets in Excess of Liabilities (0.3%)		268
Net Assets (100.0%)		$105,079

(a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2015.

(c)  Rate shown is the yield to maturity at September 30, 2015.

(d)  All or a portion of the security was pledged to cover margin requirements for futures contracts and swap agreements.

(e)  Securities are available for collateral in connection with an open foreign currency forward exchange contract, futures contracts and swap agreements.

(f)  At September 30, 2015, the aggregate cost for Federal income tax purposes is approximately $104,481,000. The aggregate gross unrealized appreciation is approximately $1,088,000 and the aggregate gross unrealized depreciation is approximately $758,000 resulting in net unrealized appreciation of approximately $330,000.

FDIC  Federal Deposit Insurance Corporation.

IO  Interest Only.

MTN  Medium Term Note.

REMIC  Real Estate Mortgage Investment Conduit.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Portfolio of Investments (cont'd)

Limited Duration Portfolio

Foreign Currency Forward Exchange Contract:

The Portfolio had the following foreign currency forward exchange contract open at September 30, 2015:

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (000)
JPMorgan Chase Bank NA	AUD	700	$491	10/6/15	USD	493	$493	$2

Futures Contracts:

The Portfolio had the following futures contracts open at September 30, 2015:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Long:
U.S. Treasury 2 yr. Note	174	$38,112	Dec-15	$40
U.S. Treasury Ultra Long Bond	1	160	Dec-15	3
Short:
U.S. Treasury 5 yr. Note	249	(30,009)	Dec-15	(196)
U.S. Treasury 10 yr. Note	18	(2,317)	Dec-15	(35)
U.S. Treasury Long Bond	1	(157)	Dec-15	(4)
				$(192)

Credit Default Swap Agreements:

The Portfolio had the following credit default swap agreements open at September 30, 2015:

Swap Counterparty and Reference Obligation	Buy/Sell Protection	Notional Amount (000)	Pay/Receive Fixed Rate	Termination Date	Upfront Payment Paid (Received) (000)	Unrealized Appreciation (Depreciation) (000)	Value (000)	Credit Rating of Reference Obligation† (unaudited)
Barclays Bank PLC Quest Diagnostics, Inc.	Buy	$645	1.00%	3/20/19	$13	$(23)	$(10)	BBB+
Barclays Bank PLC Yum! Brands, Inc.	Buy	625	1.00	12/20/18	(11)	1	(10)	BBB
		$1,270			$2	$(22)	$(20)

Interest Rate Swap Agreement:

The Portfolio had the following interest rate swap agreement open at September 30, 2015:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Termination Date	Notional Amount (000)	Unrealized Depreciation (000)
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	1.58%	3/24/20	$4,150	$(51)

†    Credit rating as issued by Standard & Poor's.

*    Cleared swap agreement, the broker is Morgan Stanley & Co., LLC.

LIBOR  London Interbank Offered Rate.

AUD  —  Australian Dollar

USD  —  United States Dollar

Portfolio Composition

Classification	Percentage of Total Investments
Industrials	43.3%
Finance	29.4
Other**	17.5
Asset-Backed Securities	9.8
Total Investments	100.0	%***

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include open long/short futures contracts with an underlying face amount of approximately $70,755,000 with net unrealized depreciation of approximately $192,000. Does not include an open foreign currency forward exchange contract with unrealized appreciation of approximately $2,000 and does not include open swap agreements with net unrealized depreciation of approximately $73,000.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Limited Duration Portfolio

Statement of Assets and Liabilities	September 30, 2015 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $103,731)	$104,061
Investment in Security of Affiliated Issuer, at Value (Cost $750)	750
Total Investments in Securities, at Value (Cost $104,481)	104,811
Cash	8
Interest Receivable	642
Receivable for Investments Sold	304
Premium Paid on Open Swap Agreements	13
Receivable for Variation Margin on Swap Agreements	3
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	2
Unrealized Appreciation on Swap Agreements	1
Receivable from Affiliate	—	@
Other Assets	42
Total Assets	105,826
Liabilities:
Payable for Investments Purchased	400
Payable for Portfolio Shares Redeemed	174
Payable for Advisory Fees	67
Unrealized Depreciation on Swap Agreements	23
Payable for Professional Fees	16
Premium Received on Open Swap Agreements	11
Payable for Custodian Fees	7
Payable for Administration Fees	7
Payable for Trustees' Fees and Expenses	7
Payable for Sub Transfer Agency Fees — Class I	6
Payable for Sub Transfer Agency Fees — Class A	1
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Variation Margin on Futures Contracts	1
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Other Liabilities	26
Total Liabilities	747
Net Assets	$105,079
Net Assets Consist Of:
Paid-in-Capital	$339,848
Accumulated Undistributed Net Investment Income	506
Accumulated Net Realized Loss	(235,342)
Unrealized Appreciation (Depreciation) on:
Investments	330
Futures Contracts	(192)
Swap Agreements	(73)
Foreign Currency Forward Exchange Contracts	2
Foreign Currency Translations	(—	@)
Net Assets	$105,079

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Limited Duration Portfolio

Statement of Assets and Liabilities (cont'd)	September 30, 2015 (000)
CLASS I:
Net Assets	$102,808
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	13,332,405
Net Asset Value, Offering and Redemption Price Per Share	$7.71
CLASS A:
Net Assets	$1,761
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	227,994
Net Asset Value, Redemption Price Per Share	$7.72
Maximum Sales Load	4.25%
Maximum Sales Charge	$0.34
Maximum Offering Price Per Share	$8.06
CLASS L:
Net Assets	$439
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	56,977
Net Asset Value, Offering and Redemption Price Per Share	$7.70
CLASS C:
Net Assets	$71
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	9,209
Net Asset Value, Offering and Redemption Price Per Share	$7.69

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Limited Duration Portfolio

Statement of Operations	Year Ended September 30, 2015 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$2,490
Dividends from Security of Affiliated Issuer (Note G)	2
Total Investment Income	2,492
Expenses:
Advisory Fees (Note B)	332
Professional Fees	100
Administration Fees (Note C)	88
Custodian Fees (Note F)	46
Registration Fees	45
Pricing Fees	30
Shareholder Reporting Fees	27
Transfer Agency Fees — Class I (Note E)	5
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	1
Shareholder Services Fees — Class A (Note D)	4
Distribution and Shareholder Services Fees — Class L (Note D)	1
Distribution and Shareholder Services Fees — Class C (Note D)	— @
Sub Transfer Agency Fees — Class A	3
Sub Transfer Agency Fees — Class L	— @
Trustees' Fees and Expenses	3
Other Expenses	10
Total Expenses	699
Waiver of Advisory Fees (Note B)	(103)
Reimbursement of Class Specific Expenses — Class A (Note B)	(4)
Reimbursement of Class Specific Expenses — Class L (Note B)	(1)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Rebate from Morgan Stanley Affiliate (Note G)	(2)
Net Expenses	588
Net Investment Income	1,904
Realized Gain (Loss):
Investments Sold	272
Futures Contracts	(505)
Swap Agreements	(615)
Foreign Currency Forward Exchange Contracts	48
Foreign Currency Transactions	(4)
Net Realized Loss	(804)
Change in Unrealized Appreciation (Depreciation):
Investments	(570)
Futures Contracts	(306)
Swap Agreements	(156)
Foreign Currency Forward Exchange Contracts	2
Foreign Currency Translations	(— @)
Net Change in Unrealized Appreciation (Depreciation)	(1,030)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(1,834)
Net Increase in Net Assets Resulting from Operations	$70

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Limited Duration Portfolio

Statements of Changes in Net Assets	Year Ended September 30, 2015 (000)		Year Ended September 30, 2014 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$1,904		$1,825
Net Realized Gain (Loss)	(804)		1,041
Net Change in Unrealized Appreciation (Depreciation)	(1,030)		(282)
Net Increase in Net Assets Resulting from Operations	70		2,584
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(1,478)		(1,684)
Class A:
Net Investment Income	(14)		(18)
Class L:
Net Investment Income	(2)		(1)
Class C:
Net Investment Income	(—	@)*	—
Total Distributions	(1,494)		(1,703)
Capital Share Transactions:(1)
Class I:
Subscribed	6,678		14,035
Distributions Reinvested	1,477		1,682
Redeemed	(23,006)		(20,486)
Class A:
Subscribed	2,156		2,964
Distributions Reinvested	14		18
Redeemed	(1,330)		(2,802)
Class L:
Subscribed	367		110
Distributions Reinvested	1		1
Redeemed	(124)		(6)
Class C:
Subscribed	72	*	—
Distributions Reinvested	—	@*	—
Redeemed	(1	)*	—
Net Decrease in Net Assets Resulting from Capital Share Transactions	(13,696)		(4,484)
Total Decrease in Net Assets	(15,120)		(3,603)
Net Assets:
Beginning of Period	120,199		123,802
End of Period (Including Accumulated Undistributed Net Investment Income of $506 and $268)	$105,079		$120,199
(1) Capital Share Transactions:
Class I:
Shares Subscribed	859		1,797
Shares Issued on Distributions Reinvested	190		216
Shares Redeemed	(2,959)		(2,624)
Net Decrease in Class I Shares Outstanding	(1,910)		(611)
Class A:
Shares Subscribed	277		379
Shares Issued on Distributions Reinvested	2		2
Shares Redeemed	(171)		(357)
Net Increase in Class A Shares Outstanding	108		24
Class L:
Shares Subscribed	47		14
Shares Issued on Distributions Reinvested	—	@@	— @@
Shares Redeemed	(16)		(1)
Net Increase in Class L Shares Outstanding	31		13
Class C:
Shares Subscribed	9	*	—
Shares Issued on Distributions Reinvested	—	@@*	—
Shares Redeemed	(—	@@)*	—
Net Increase in Class C Shares Outstanding	9		—

*  For the period April 30, 2015 through September 30, 2015.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Financial Highlights

Limited Duration Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2015	2014	2013	2012		2011
Net Asset Value, Beginning of Period	$7.81	$7.76	$7.80	$7.71		$7.79
Income (Loss) from Investment Operations:
Net Investment Income†	0.13	0.12	0.11	0.15		0.16
Net Realized and Unrealized Gain (Loss)	(0.12)	0.04	(0.03)	0.11		(0.10)
Total from Investment Operations	0.01	0.16	0.08	0.26		0.06
Distributions from and/or in Excess of:
Net Investment Income	(0.11)	(0.11)	(0.12)	(0.17)		(0.14)
Net Asset Value, End of Period	$7.71	$7.81	$7.76	$7.80		$7.71
Total Return++	0.06%	2.06%	1.09%	3.35%		0.71%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$102,808	$119,059	$122,958	$145,387		$167,811
Ratio of Expenses to Average Net Assets (1)	0.53%+	0.53%+	0.71%+^	0.63	%+	0.59%+
Ratio of Net Investment Income to Average Net Assets (1)	1.72%+	1.49%+	1.45%+^	1.92	%+	2.12%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.00%§	0.00	%§	0.00%§
Portfolio Turnover Rate	41%	60%	66%	51%		35%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.63%	0.78%	0.72%	N/A		N/A
Net Investment Income to Average Net Assets	1.62%	1.24%	1.44%	N/A		N/A

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.53% for Class I shares.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Financial Highlights

Limited Duration Portfolio

	Class A
	Year Ended September 30,
Selected Per Share Data and Ratios	2015	2014	2013	2012		2011
Net Asset Value, Beginning of Period	$7.83	$7.77	$7.80	$7.71		$7.79
Income (Loss) from Investment Operations:
Net Investment Income†	0.11	0.09	0.09	0.13		0.15
Net Realized and Unrealized Gain (Loss)	(0.14)	0.05	(0.01)	0.11		(0.12)
Total from Investment Operations	(0.03)	0.14	0.08	0.24		0.03
Distributions from and/or in Excess of:
Net Investment Income	(0.08)	(0.08)	(0.11)	(0.15)		(0.11)
Net Asset Value, End of Period	$7.72	$7.83	$7.77	$7.80		$7.71
Total Return++	(0.41)%	1.78%	0.84%	3.22%		0.45%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,761	$940	$749	$145		$194
Ratio of Expenses to Average Net Assets (1)	0.88%+	0.88%+	0.97%+^	0.88	%+	0.84%+
Ratio of Net Investment Income to Average Net Assets (1)	1.40%+	1.14%+	1.15%+^	1.70	%+	1.87%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.00%§	0.00	%§	0.00%§
Portfolio Turnover Rate	41%	60%	66%	51%		35%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.22%	1.10%	1.00%	N/A		N/A
Net Investment Income to Average Net Assets	1.06%	0.92%	1.12%	N/A		N/A

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.88% for Class A shares.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Financial Highlights

Limited Duration Portfolio

	Class L
	Year Ended September 30,				Period from April 27, 2012^ to
Selected Per Share Data and Ratios	2015	2014	2013		September 30, 2012
Net Asset Value, Beginning of Period	$7.80	$7.75	$7.80		$7.76
Income (Loss) from Investment Operations:
Net Investment Income†	0.08	0.06	0.07		0.04
Net Realized and Unrealized Gain (Loss)	(0.13)	0.05	(0.03)		0.04
Total from Investment Operations	(0.05)	0.11	0.04		0.08
Distributions from and/or in Excess of:
Net Investment Income	(0.05)	(0.06)	(0.09)		(0.04)
Net Asset Value, End of Period	$7.70	$7.80	$7.75		$7.80
Total Return++	(0.68)%	1.38%	0.48%		1.06	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$439	$200	$95		$10
Ratio of Expenses to Average Net Assets (1)	1.23%+	1.23%+	1.24	%+^^	1.21	%+*
Ratio of Net Investment Income to Average Net Assets (1)	1.05%+	0.79%+	0.85	%+^^	1.14	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00 §	0.00	%§	0.00	%*§
Portfolio Turnover Rate	41%	60%	66%		51	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.80%	3.48%	1.34%		N/A
Net Investment Income (Loss) to Average Net Assets	0.48%	(1.46)%	0.75%		N/A

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.23% for Class L shares.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Financial Highlights

Limited Duration Portfolio

	Class C
Selected Per Share Data and Ratios	Period from April 30, 2015^ to September 30, 2015
Net Asset Value, Beginning of Period	$7.78
Income (Loss) from Investment Operations:
Net Investment Income†	0.02
Net Realized and Unrealized Loss	(0.09)
Total from Investment Operations	(0.07)
Distributions from and/or in Excess of:
Net Investment Income	(0.02)
Net Asset Value, End of Period	$7.69
Total Return++	(0.92	)%#
Ratios and Supplemental Data:
Net Assets, End of Period, (Thousands)	$71
Ratios of Expenses to Average Net Assets (1)	1.63	%+*
Ratio of Net Investment Income to Average Net Assets (1)	0.73	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§
Portfolio Turnover Rate	41	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	6.73	%*
Net Investment Loss to Average Net Assets	(4.37	)%*

^  Commencement of Operations

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("MSIFT'' or the "Fund'') is registered under the Investment Company Act of 1940, as amended (the "Act''), as an open-end management investment company. The Fund is comprised of nine separate, active portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance. All Portfolios are considered diversified for purposes of the Act.

The accompanying financial statements relate to the Limited Duration Portfolio. The Portfolio seeks above-average total return over a market cycle of three to five years. The Portfolio offers four classes of shares — Class I, Class A, Class L and Class C.

On April 30, 2015, the Portfolio commenced offering Class C shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service approved by the Fund's Board of Trustees (the "Trustees"). The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolios securities valued by such pricing service; (2) futures are valued at the latest price published by the commodities exchange on which they trade; (3) swaps are marked-to-market daily based upon quotations from market makers; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined

(that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day; and (7) short-term taxable debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such price does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser. Other taxable short-term debt securities with maturities of more than 60 days will be valued on a mark-to-market basis until such time as they reach a maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Adviser determines such price does not reflect the securities' fair value, in which case these securities will be valued at their fair market value as determined by the Adviser.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which

21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Notes to Financial Statements (cont'd)

market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of September 30, 2015.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Adjustable Rate Mortgages	$—	$2,560	$—	$2,560
Agency Fixed Rate Mortgages	—	455	—	455
Asset-Backed Securities	—	10,291	—	10,291
Collateralized Mortgage Obligations — Agency Collateral Series	—	1,286	—	1,286
Commercial Mortgage- Backed Securities	—	2,177	—	2,177
Corporate Bonds	—	79,963	—	79,963
Mortgages — Other	—	4,756	—	4,756
Sovereign	—	1,709	—	1,709
Total Fixed Income Securities	—	103,197	—	103,197
Short-Term Investments
Investment Company	750	—	—	750
U.S Treasury Security	—	864	—	864
Total Short-Term Investments	750	864	—	1,614

22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Foreign Currency Forward Exchange Contract	$—	$2	$—	$2
Futures Contracts	43	—	—	43
Credit Default Swap Agreement	—	1	—	1
Total Assets	793	104,064	—	104,857
Liabilities:
Futures Contracts	(235)	—	—	(235)
Credit Default Swap Agreement	—	(23)	—	(23)
Interest Rate Swap Agreement	—	(51)	—	(51)
Total Liabilities	(235)	(74)	—	(309)
Total	$558	$103,990	$—	$104,548

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of September 30, 2015, the Portfolio did not have any investments transfer between investment levels.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose

23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Notes to Financial Statements (cont'd)

value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Portfolio also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and

24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Notes to Financial Statements (cont'd)

judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Portfolio's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with which the Portfolio has open positions in the futures contract.

Swaps: The Portfolio may enter into over-the-counter ("OTC") swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Portfolio's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Portfolio or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and

Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

The Portfolio's use of swaps during the period included those based on the credit of an underlying security commonly referred to as "credit default swaps." The Portfolio may be either the buyer or seller in a credit default swap. Where the Portfolio is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Portfolio would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Portfolio is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event by the issuer of the referenced debt obligation. The use of credit default swaps could result in losses to the Portfolio if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap agreement and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form

25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Notes to Financial Statements (cont'd)

of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The Portfolio's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the swap agreement.

The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When the Portfolio has an unrealized loss on a swap agreement, the Portfolio has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Statement of Assets and Liabilities.

Upfront payments received or paid by the Portfolio will be reflected as an asset or liability, respectively, in the Statement of Assets and Liabilities.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following tables set forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of September 30, 2015.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contract	Unrealized Appreciation on Foreign Currency Forward Exchange Contract	Currency Risk	$2
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	43	(a)
Swap Agreement	Unrealized Appreciation on Swap Agreement	Credit Risk	1
Total			$46
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Futures Contract	Variation Margin on Futures Contract	Interest Rate Risk	$(235	)(a)
Swap Agreement	Unrealized Depreciation on Swap Agreement	Credit Risk	(23)
Swap Agreement	Variation Margin on Swap Agreement	Interest Rate Risk	(51	)(a)
Total			$(309)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended September 30, 2015 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contract	$48
Interest Rate Risk	Futures Contracts	(505)
Credit Risk	Swap Agreements	(11)
Interest Rate Risk	Swap Agreements	(604)
Total		$(1,072)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contract	$2
Interest Rate Risk	Futures Contracts	(306)
Credit Risk	Swap Agreements	(12)
Interest Rate Risk	Swap Agreements	(144)
Total		$(460)

26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Notes to Financial Statements (cont'd)

At September 30, 2015, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(b)	Assets(c) (000)	Liabilities(c) (000)
Foreign Currency Forward Exchange Contract	$2	$—
Swap Agreements	1	(23)
Total	$3	$(23)

(b) Excludes exchange traded derivatives.

(c) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of September 30, 2015.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
Barclays Bank PLC	$1	$(1)	$—	$0
JPMorgan Chase Bank NA	2	—	—	2
Total	$3	$(1)	$—	$2
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
Barclays Bank PLC	$23	$(1)	$—	$22

For the year ended September 30, 2015, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$631,000
Futures Contracts:
Average monthly original value	$115,083,000
Swap Agreements:
Average monthly notional amount	$28,230,000

5.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which

27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Notes to Financial Statements (cont'd)

may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.30% of the average daily net assets of the Portfolio.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.53% for Class I shares, 0.88% for Class A shares, 1.23% for Class L shares and 1.63% for Class C shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time that the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended September 30, 2015, approximately $103,000 of advisory fees were waived and approximately $6,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"),

a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.25% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Notes to Financial Statements (cont'd)

G. Security Transactions and Transactions with Affiliates: For the year ended September 30, 2015, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $44,627,000 and $49,527,000, respectively. For the year ended September 30, 2015, there were no purchases of long-term U.S. Government securities and sales of long-term U.S. Government securities were approximately $8,957,000.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended September 30, 2015, advisory fees paid were reduced by approximately $2,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended September 30, 2015 is as follows:

Value September 30, 2014 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value September 30, 2015 (000)
$936	$40,446	$40,632	$2	$750

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended September 30, 2015, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2015 and 2014 was as follows:

2015 Distributions Paid From: Ordinary Income (000)	2014 Distributions Paid From: Ordinary Income (000)
$1,494	$1,703

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, basis adjustments for swap transactions, paydown adjustments and an expired capital loss carryforward, resulted in the following reclassifications among the components of net assets at September 30, 2015:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$(172)	$7,240	$(7,068)

29

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Notes to Financial Statements (cont'd)

At September 30, 2015, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$490	$—

At September 30, 2015, the Portfolio had available for Federal income tax purposes unused short term and long term capital losses of approximately $485,000 and $416,000, respectively, that do not have an expiration date.

In addition, at September 30, 2015, the Portfolio had available for Federal income tax purposes unused capital losses, which will expire on the indicated dates:

Amount (000)	Expiration
$265	September 30, 2016
200,864	September 30, 2017
33,504	September 30, 2018

Capital loss carryforwards of approximately $7,068,000 expired during the year ended September 30, 2015.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Other: At September 30, 2015, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 94.9%.

J. Subsequent Event: Effective upon the consummation of a reorganization of Morgan Stanley Limited Duration U.S. Government Trust into the Portfolio or, if the reorganization is not consummated, tentatively scheduled for early to mid January 2016 (the "Effective Date"), the Board of Trustees of Morgan Stanley Institutional Fund Trust, on behalf of the Portfolio, has approved various changes with respect to the Portfolio, including (i) changing the Portfolio's name to Short Duration Income Portfolio; (ii) changing the Portfolio's principal investment policy as detailed below; (iii) changing the Portfolio's primary benchmark index to the Bank of America/Merrill Lynch 1-Year U.S. Treasury Note Index; (iv) reducing the advisory fee to 0.20% of the average daily net assets of the Portfolio; (v) removing the front-end sales load from the Portfolio's Class A shares; and (vi) decreasing the maximum expense ratios with re-

spect to Class I, Class A and Class L shares of the Portfolio to 0.30%, 0.55% and 0.80%, respectively.

30

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Limited Duration Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Limited Duration Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund Trust) (the "Portfolio") as of September 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Limited Duration Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund Trust) at September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 25, 2015

31

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Adviser under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Portfolio. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolio

The Board reviewed the performance, fees and expenses of the Portfolio compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Portfolio. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2014, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Portfolio's performance was better than its peer group average for the one- and three-year periods but below its peer group average for the five-year period. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Portfolio relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Portfolio's total expense ratio. The Board noted that while the Portfolio's management fee was lower than its peer group average, its total expense ratio was higher but close to its peer group average. After discussion, the Board concluded that the Portfolio's (i) performance was competitive with its peer group average; and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Portfolio and how that relates to the Portfolio's total expense ratio and particularly the Portfolio's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Portfolio and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Portfolio supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Portfolio and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

32

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Portfolio and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Portfolio and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolio to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

33

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

34

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

35

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

• Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

36

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				96

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA of the USA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity J Street Cup Golf ; Trustee of Fairhaven United Methodist Church.

Kathleen A. Dennis (62) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	96	Director of various nonprofit organizations.
Nancy C. Everett (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since January 2015	Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	96

Member of Virginia Commonwealth University Board of Visitors; Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

37

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Independent Trustee***
Jakki L. Haussler (58) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	96

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Member, University of Cincinnati Foundation Investment Committee; formerly, Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (66) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	98	Director of NVR, Inc. (home construction).
Joseph J. Kearns (73) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	99	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

38

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				96	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (79) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Trustee	Chair of the Boards since July 2006 and Trustee since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	98	None.
W. Allen Reed (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	96	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (83) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	99	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-December 2012).

39

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Trustee and Officer Information (unaudited) (cont'd)

Interested Trustee:

Name, Age and Address of Interested Trustee	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee***
James F. Higgins (67) One New York Plaza, New York, NY 10004	Trustee	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	97

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2014) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

40

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (52) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006) and Global Portfolio Analysis and Reporting (since 2012); for MSIM's Long Only business.

Stefanie V. Chang Yu (48) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (50) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (50) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (48) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and has qualified.

41

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund Trust, which describes in detail each Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

42

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2015 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTLDANN
1333170 EXP 11.30.16

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund Trust

Mid Cap Growth Portfolio

Annual Report

September 30, 2015

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	28
Investment Advisory Agreement Approval	29
Federal Tax Notice	31
U.S. Privacy Policy	32
Trustee and Officer Information	35

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Mid Cap Growth Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2015

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Expense Example (unaudited)

Mid Cap Growth Portfolio

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2015 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/15	Actual Ending Account Value 9/30/15	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Mid Cap Growth Portfolio Class I	$1,000.00	$887.70	$1,021.31	$3.55	$3.80	0.75%
Mid Cap Growth Portfolio Class A	1,000.00	886.50	1,020.05	4.73	5.06	1.00
Mid Cap Growth Portfolio Class L	1,000.00	884.00	1,017.25	7.37	7.89	1.56
Mid Cap Growth Portfolio Class IS	1,000.00	888.50	1,022.01	2.89	3.09	0.61

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 183/365 (to reflect the most recent one-half year period).

**  Annualized.
3

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Investment Overview (unaudited)

Mid Cap Growth Portfolio

The Mid Cap Growth Portfolio seeks long-term capital growth.

Performance

For the fiscal year ended September 30, 2015, the Portfolio's Class I shares had a total return based on net asset value and reinvestment of distributions per share of –6.18%, net of fees. The Portfolio's Class I shares underperformed against the Portfolio's benchmark the Russell Midcap® Growth Index (the "Index"), which returned 1.45%.

Factors Affecting Performance

•  Although the U.S. economy continued to grow at a modest rate, concerns about the timing of the Federal Reserve's (Fed) interest rate hike and global economic weakness put downward pressure on U.S. stocks during the reporting period. With the Fed concluding its bond-buying stimulus program in October 2014, expectations were that the central bank would begin to normalize its main policy interest rate sometime in 2015. However, U.S. gross domestic product (GDP) growth was weaker than expected for the first quarter of 2015, leading the Fed and the markets to reassess the timing of a rate hike. The slowdown proved temporary, however, and the economy resumed a more moderate pace in the second quarter. While the overall GDP growth trend coupled with sustained improvements in the labor market argued for the Fed raising rates, other factors clouded the outlook, causing uncertainty for the market. The Fed left rates unchanged at its September 2015 meeting, citing low inflation levels and concerns that economic weakness abroad could put further downward pressure on inflation and restrain economic activity in the U.S. Headwinds outside the U.S. included Europe's fragile recovery, which looked particularly vulnerable when tense negotiations earlier in the summer between Greece's newly elected prime minster and its eurozone creditors reignited fears that the country could exit the euro. China also began dominating headlines, with its stock market crashing in July and August, and its economy continuing to slow despite a barrage of stimulus measures. In response, U.S. stock price volatility spiked in the final months of the period, reversing most of the gains made earlier in the reporting period.

•  The Portfolio's relative underperformance was driven mainly by stock selection in the information technology (IT) and consumer staples sectors. Stock selection in the health care sector was also unfavorable during the period.

•  Within the IT sector, a holding in a global communications platform was the largest detractor both in the sector and the overall Portfolio. Although the company reported results in July that met analysts' expectations, its comments regarding the expected pace of user growth weighed on investor sentiment. The timeline to appoint a new CEO for the company also remained an overhang on the stock. Nevertheless, we continue to believe the company is a valuable broadcasting platform with a substantial monetization opportunity.

•  In the consumer staples sector, a position in a leading single-serve coffee provider was the main drag on performance. The company reported poor results and also lowered its outlook, which led the shares to decline sharply. The sales miss was in part due to price competition in the category, as well as the company's poor execution around the release of its new brewer systems earlier in 2015. We are monitoring the situation closely. We are attracted to the company because of its dominant share in the high-growth, single-serve segment within the coffee category — which is an attractive category overall given its habitual consumption trends and high brand loyalty. We also believe the company has a large opportunity to translate this expertise to the cold drink channel via its partnership with another dominant global beverage company.

•  The Portfolio benefited from its significant underweight in the energy sector. Within the Index, the energy sector declined 42% over the 12-month period.(i) The Portfolio's energy weighting averaged less than 1% and comprised only one stock, which generated a positive return for the Portfolio and was sold before the end of the period. Similarly, the Portfolio had no exposure to the materials sector, another underperforming sector in the Index during this reporting period, which was advantageous to relative performance.

•  Stock selection in the financials sector was another positive contributor to performance. The Portfolio's position in a global provider of performance, risk

(i) Data from FactSet and MSCI

4

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Investment Overview (unaudited) (cont'd)

Mid Cap Growth Portfolio

management, and corporate governance products added meaningfully to returns during the period. The company's shares advanced on news that a large activist shareholder is pushing for changes at the company to create value. We are attracted to the company as its indices and products have become the de facto standard in several areas of the financial services industry.

Management Strategies

•  We look for high-quality growth companies that we believe have these attributes: sustainable competitive advantages, above-average business visibility, rising return on invested capital, strong free cash flow generation and a favorable risk/reward profile. We find these companies through intense fundamental research. Our emphasis is on secular growth, and as a result, short-term market events are not as meaningful in the stock selection process.

*  Minimum Investment

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, Class L and Class IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (where applicable).

Performance Compared to the Russell Midcap® Growth Index(1) and the Lipper Multi-Cap Growth Funds Index(2)

	Period Ended September 30, 2015 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Portfolio — Class I Shares w/o sales charges(4)	–6.18%	7.82%	7.69%	12.12%
Portfolio — Class A Shares w/o sales charges(5)	–6.40	7.54	7.42	9.32
Portfolio — Class A Shares with maximum 5.25% sales charges(5)	–11.33	6.39	6.84	9.00
Portfolio — Class L Shares w/o sales charges(6)	–6.94	—	—	8.77
Portfolio — Class IS Shares w/o sales charges(7)	–6.02	—	—	1.02
Russell Midcap® Growth Index	1.45	13.58	8.09	10.12
Lipper Multi-Cap Growth Funds Index	2.21	13.11	7.30	8.91

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)  The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index is a subset of the Russell 1000® Index and includes approximately 800 of the smallest securities in the Russell 1000® Index, which in turn consists of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Multi-Cap Growth Funds classification. The index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Multi-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower.

(4)  Commenced operations on March 30, 1990.

(5)  Commenced operations on January 31, 1997.

(6)  Commenced operations on June 14, 2012.

(7)  Commenced operations on September 13, 2013.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Portfolio, not the inception of the Indexes.

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Portfolio of Investments

Mid Cap Growth Portfolio

	Shares	Value (000)
Common Stocks (94.1%)
Aerospace & Defense (1.1%)
TransDigm Group, Inc. (a)	219,000	$46,518
Air Freight & Logistics (0.5%)
XPO Logistics, Inc. (a)(b)	809,437	19,289
Automobiles (5.0%)
Tesla Motors, Inc. (a)	847,759	210,583
Beverages (3.1%)
Monster Beverage Corp. (a)	965,728	130,509
Biotechnology (1.1%)
Alnylam Pharmaceuticals, Inc. (a)	251,604	20,219
Intrexon Corp. (a)(b)	481,342	15,306
Seattle Genetics, Inc. (a)	317,266	12,234
		47,759
Communications Equipment (1.1%)
Palo Alto Networks, Inc. (a)	260,412	44,791
Consumer Finance (2.4%)
LendingClub Corp. (a)	7,685,013	101,673
Diversified Financial Services (6.0%)
McGraw Hill Financial, Inc.	1,360,337	117,669
MSCI, Inc.	2,297,264	136,595
		254,264
Electrical Equipment (0.4%)
SolarCity Corp. (a)(b)	428,625	18,307
Food Products (3.8%)
Keurig Green Mountain, Inc.	1,049,143	54,703
Mead Johnson Nutrition Co.	1,547,105	108,916
		163,619
Health Care Equipment & Supplies (4.9%)
DexCom, Inc. (a)	498,085	42,765
Intuitive Surgical, Inc. (a)	364,935	167,717
		210,482
Health Care Technology (3.4%)
athenahealth, Inc. (a)	1,083,670	144,507
Hotels, Restaurants & Leisure (3.2%)
Chipotle Mexican Grill, Inc. (a)	32,664	23,526
Dunkin' Brands Group, Inc.	2,300,333	112,717
		136,243
Information Technology Services (4.5%)
FleetCor Technologies, Inc. (a)	727,204	100,078
Gartner, Inc. (a)	1,112,253	93,351
		193,429
Internet & Catalog Retail (2.6%)
TripAdvisor, Inc. (a)	305,329	19,242
Vipshop Holdings Ltd. ADR (China) (a)	1,891,405	31,775
Zalando SE (Germany) (a)(c)	975,341	32,305
zulily, Inc., Class A (a)	1,652,817	28,759
		112,081
	Shares	Value (000)
Internet Software & Services (18.0%)
Autohome, Inc. ADR (China) (a)	1,451,858	$47,229
Dropbox, Inc. (a)(d)(e)(f) (acquisition cost — $33,909; acquired 5/1/12)	3,747,173	69,398
LinkedIn Corp., Class A (a)	1,000,588	190,242
MercadoLibre, Inc. (Brazil)	361,120	32,884
Pandora Media, Inc. (a)	2,211,778	47,199
Survey Monkey, Inc. (a)(d)(e)(f) (acquisition cost — $28,952; acquired 11/25/14)	1,760,030	28,864
Twitter, Inc. (a)	6,357,773	171,278
Yelp, Inc. (a)	545,937	11,825
Youku Tudou, Inc. ADR (China) (a)	2,156,091	38,012
Zillow Group, Inc., Class A (a)(b)	1,572,682	45,183
Zillow Group, Inc., Class C (a)(b)	3,145,363	84,925
		767,039
Life Sciences Tools & Services (4.7%)
Illumina, Inc. (a)	1,135,019	199,559
Media (1.6%)
Legend Pictures LLC Ltd. (a)(d)(e)(f) (acquisition cost — $38,812; acquired 3/8/12)	36,302	66,960
Pharmaceuticals (5.7%)
Endo International PLC (a)	1,706,329	118,214
Zoetis, Inc.	3,057,940	125,926
		244,140
Professional Services (5.0%)
IHS, Inc., Class A (a)	831,372	96,439
Verisk Analytics, Inc., Class A (a)	1,563,390	115,550
		211,989
Software (11.3%)
FireEye, Inc. (a)	1,234,156	39,271
Mobileye N.V. (a)	488,197	22,203
NetSuite, Inc. (a)	415,007	34,819
ServiceNow, Inc. (a)	1,575,249	109,401
Splunk, Inc. (a)	2,293,927	126,969
Tableau Software, Inc., Class A (a)	483,809	38,598
Workday, Inc., Class A (a)	1,621,254	111,640
		482,901
Specialty Retail (1.0%)
Ulta Salon Cosmetics & Fragrance, Inc. (a)	268,196	43,810
Tech Hardware, Storage & Peripherals (0.3%)
3D Systems Corp. (a)(b)	635,142	7,336
Stratasys Ltd. (a)(b)	220,802	5,849
		13,185
Textiles, Apparel & Luxury Goods (3.4%)
Lululemon Athletica, Inc. (Canada) (a)	973,316	49,298
Michael Kors Holdings Ltd. (a)	1,506,173	63,621
Under Armour, Inc., Class A (a)	338,890	32,798
		145,717
Total Common Stocks (Cost $3,417,822)		4,009,354

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Portfolio of Investments (cont'd)

Mid Cap Growth Portfolio

	Shares	Value (000)
Convertible Preferred Stocks (0.2%)
Internet & Catalog Retail (0.0%)
Peixe Urbano, Inc. (Brazil) (a)(d)(e)(f) (acquisition cost — $18,817; acquired 12/2/11)	571,575	$246
Internet Software & Services (0.2%)
Dropbox, Inc. Series A (a)(d)(e)(f) (acquisition cost — $3,365; acquired 5/25/12)	371,814	6,886
Total Convertible Preferred Stocks (Cost $22,182)		7,132
Preferred Stocks (5.9%)
Internet & Catalog Retail (4.4%)
Airbnb, Inc. Series D (a)(d)(e)(f) (acquisition cost — $47,799; acquired 4/16/14)	1,174,038	109,296
Flipkart Online Services Pvt Ltd. Series D (a)(d)(e)(f) (acquisition cost — $13,007; acquired 10/4/13)	566,827	76,987
		186,283
Software (1.5%)
Palantir Technologies, Inc. Series G (a)(d)(e)(f) (acquisition cost — $11,738; acquired 7/19/12)	3,835,908	43,653
Palantir Technologies, Inc. Series H (a)(d)(e)(f) (acquisition cost — $3,519; acquired 10/25/13)	1,002,564	11,409
Palantir Technologies, Inc. Series H1 (a)(d)(e)(f) (acquisition cost — $3,519; acquired 10/25/13)	1,002,564	11,409
		66,471
Total Preferred Stocks (Cost $79,582)		252,754
	Notional Amount
Call Options Purchased (0.3%)
Foreign Currency Options (0.3%)
USD/CNY June 2016 @ CNY 6.70	802,258,685	10,442
USD/CNY November 2015 @ CNY 6.65	1,137,270,245	2,622
Total Call Options Purchased (Cost $6,849)		13,064
	Shares
Short-Term Investments (5.6%)
Securities held as Collateral on Loaned Securities (4.1%)
Investment Company (3.4%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	148,010,673	148,011
	Face Amount (000)	Value (000)
Repurchase Agreements (0.7%)
Barclays Capital, Inc., (0.10%, dated 9/30/15, due 10/1/15; proceeds $20,645; fully collateralized by various U.S. Government obligations; 1.50% — 2.75% due 5/31/19 — 2/15/24; valued at $21,058)	$20,645	$20,645
BNP Paribas Securities Corp., (0.10%, dated 9/30/15, due 10/1/15; proceeds $8,602; fully collateralized by various U.S. Government agency securities; 1.63% — 6.00% due 7/1/18 — 9/1/45; valued at $8,774)	8,602	8,602
		29,247
Total Securities held as Collateral on Loaned Securities (Cost $177,258)		177,258
	Shares
Investment Company (1.5%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $62,131)	62,130,917	62,131
Total Short-Term Investments (Cost $239,389)		239,389
Total Investments (106.1%) (Cost $3,765,824) Including $173,144 of Securities Loaned (g)(h)		4,521,693
Liabilities in Excess of Other Assets (-6.1%)		(260,363)
Net Assets (100.0%)		$4,261,330

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at September 30, 2015.

(c)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(d)  At September 30, 2015, the Portfolio held fair valued securities valued at approximately $425,108,000, representing 10.0% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

(e)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Portfolio has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at September 30, 2015 amounts to approximately $425,108,000 and represents 10.0% of net assets.

(f)  Security has been deemed illiquid at September 30, 2015.

(g)  The approximate fair value and percentage of net assets, $32,305,000 and 0.8%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(h)  At September 30, 2015, the aggregate cost for Federal income tax purposes is approximately $3,797,254,000. The aggregate gross unrealized appreciation is approximately $1,173,607,000 and the aggregate gross unrealized depreciation is approximately $449,168,000 resulting in net unrealized appreciation of approximately $724,439,000.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Portfolio of Investments (cont'd)

Mid Cap Growth Portfolio

ADR  American Depositary Receipt.

CNY  —  Chinese Yuan Renminbi

USD  —  United States Dollar

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	51.2%
Internet Software & Services	17.8
Software	12.6
Internet & Catalog Retail	6.9
Diversified Financial Services	5.9
Pharmaceuticals	5.6
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of September 30, 2015.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Mid Cap Growth Portfolio

Statement of Assets and Liabilities	September 30, 2015 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $3,555,682)	$4,311,551
Investment in Security of Affiliated Issuer, at Value (Cost $210,142)	210,142
Total Investments in Securities, at Value (Cost $3,765,824)	4,521,693
Cash	—	@
Receivable for Investments Sold	12,704
Receivable for Portfolio Shares Sold	1,756
Dividends Receivable	977
Receivable from Affiliate	11
Other Assets	311
Total Assets	4,537,452
Liabilities:
Collateral on Securities Loaned, at Value	177,258
Payable for Portfolio Shares Redeemed	47,862
Payable for Investments Purchased	25,311
Due to Broker	16,640
Payable for Advisory Fees	6,455
Payable for Sub Transfer Agency Fees — Class I	941
Payable for Sub Transfer Agency Fees — Class A	494
Payable for Sub Transfer Agency Fees — Class L	11
Payable for Administration Fees	301
Payable for Shareholder Services Fees — Class A	223
Payable for Distribution and Shareholder Services Fees — Class L	8
Payable for Trustees' Fees and Expenses	50
Payable for Transfer Agency Fees — Class I	12
Payable for Transfer Agency Fees — Class A	19
Payable for Transfer Agency Fees — Class L	1
Payable for Transfer Agency Fees — Class IS	—	@
Payable for Professional Fees	23
Payable for Custodian Fees	17
Other Liabilities	496
Total Liabilities	276,122
Net Assets	$4,261,330
Net Assets Consist Of:
Paid-in-Capital	$3,153,279
Distributions in Excess of Net Investment Income	(32,212)
Accumulated Undistributed Net Realized Gain	384,394
Unrealized Appreciation (Depreciation) on:
Investments	755,869
Foreign Currency Translations	(—	@)
Net Assets	$4,261,330

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Mid Cap Growth Portfolio

Statement of Assets and Liabilities (cont'd)	September 30, 2015 (000)
CLASS I:
Net Assets	$2,164,565
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	60,193,686
Net Asset Value, Offering and Redemption Price Per Share	$35.96
CLASS A:
Net Assets	$996,553
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	29,258,762
Net Asset Value, Redemption Price Per Share	$34.06
Maximum Sales Load	5.25%
Maximum Sales Charge	$1.89
Maximum Offering Price Per Share	$35.95
CLASS L:
Net Assets	$12,600
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	377,297
Net Asset Value, Offering and Redemption Price Per Share	$33.39
CLASS IS:
Net Assets	$1,087,612
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	30,189,434
Net Asset Value, Offering and Redemption Price Per Share	$36.03
(1) Including: Securities on Loan, at Value:	$173,144

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Mid Cap Growth Portfolio

Statement of Operations	Year Ended September 30, 2015 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$15,324
Income from Securities Loaned — Net	6,632
Dividends from Security of Affiliated Issuer (Note G)	206
Total Investment Income	22,162
Expenses:
Advisory Fees (Note B)	31,710
Sub Transfer Agency Fees — Class I	5,352
Sub Transfer Agency Fees — Class A	2,175
Sub Transfer Agency Fees — Class L	24
Administration Fees (Note C)	5,074
Shareholder Services Fees — Class A (Note D)	3,815
Distribution and Shareholder Services Fees — Class L (Note D)	117
Shareholder Reporting Fees	852
Custodian Fees (Note F)	361
Registration Fees	255
Trustees' Fees and Expenses	172
Professional Fees	125
Transfer Agency Fees — Class I (Note E)	49
Transfer Agency Fees — Class A (Note E)	76
Transfer Agency Fees — Class L (Note E)	6
Transfer Agency Fees — Class IS (Note E)	2
Pricing Fees	5
Other Expenses	134
Total Expenses	50,304
Rebate from Morgan Stanley Affiliate (Note G)	(171)
Net Expenses	50,133
Net Investment Loss	(27,971)
Realized Gain:
Investments Sold	462,381
Foreign Currency Transactions	67
Net Realized Gain	462,448
Change in Unrealized Appreciation (Depreciation):
Investments	(616,531)
Foreign Currency Translations	51
Net Change in Unrealized Appreciation (Depreciation)	(616,480)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(154,032)
Net Decrease in Net Assets Resulting from Operations	$(182,003)

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Mid Cap Growth Portfolio

Statements of Changes in Net Assets	Year Ended September 30, 2015 (000)	Year Ended September 30, 2014 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income (Loss)	$(27,971)	$9,697
Net Realized Gain	462,448	884,947
Net Change in Unrealized Appreciation (Depreciation)	(616,480)	(387,167)
Net Increase (Decrease) in Net Assets Resulting from Operations	(182,003)	507,477
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(9,202)	—
Net Realized Gain	(622,473)	(310,448)
Class A:
Net Realized Gain	(246,534)	(128,582)
Class L:
Net Realized Gain	(2,378)	(1,046)
Class IS:
Net Investment Income	(2,208)	—
Net Realized Gain	(89,011)	(1)
Total Distributions	(971,806)	(440,077)
Capital Share Transactions:(1)
Class I:
Subscribed	388,442	916,673
Distributions Reinvested	591,126	297,048
Redeemed	(2,845,084)	(1,755,132)
Class A:
Subscribed	96,465	295,233
Distributions Reinvested	243,008	126,784
Redeemed	(908,512)	(745,859)
Class L:
Subscribed	265	1,469
Distributions Reinvested	2,327	1,024
Redeemed	(3,574)	(2,856)
Class IS:
Subscribed	840,659	725,627
Distributions Reinvested	90,604	—
Redeemed	(327,990)	(43,141)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(1,832,264)	(183,130)
Total Decrease in Net Assets	(2,986,073)	(115,730)
Net Assets:
Beginning of Period	7,247,403	7,363,133
End of Period (Including Distributions in Excess of Net Investment Income and Accumulated Undistributed Net Investment Income of $(32,212) and $11,125, respectively)	$4,261,330	$7,247,403
(1) Capital Share Transactions:
Class I:
Shares Subscribed	9,353	20,224
Shares Issued on Distributions Reinvested	15,709	6,827
Shares Redeemed	(70,154)	(38,728)
Net Decrease in Class I Shares Outstanding	(45,092)	(11,677)
Class A:
Shares Subscribed	2,466	6,761
Shares Issued on Distributions Reinvested	6,803	3,046
Shares Redeemed	(23,545)	(17,415)
Net Decrease in Class A Shares Outstanding	(14,276)	(7,608)
Class L:
Shares Subscribed	6	34
Shares Issued on Distributions Reinvested	66	24
Shares Redeemed	(94)	(67)
Net Decrease in Class L Shares Outstanding	(22)	(9)
Class IS:
Shares Subscribed	21,050	15,763
Shares Issued on Distributions Reinvested	2,405	—
Shares Redeemed	(8,054)	(975)
Net Increase in Class IS Shares Outstanding	15,401	14,788

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Financial Highlights

Mid Cap Growth Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$44.73	$44.24	$35.34	$33.65	$33.58
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.16)	0.09	0.10	0.17	0.03
Net Realized and Unrealized Gain (Loss)	(2.33)	3.04	10.10	3.35	0.14
Total from Investment Operations	(2.49)	3.13	10.20	3.52	0.17
Distributions from and/or in Excess of:
Net Investment Income	(0.09)	—	(0.12)	—	(0.10)
Net Realized Gain	(6.19)	(2.64)	(1.18)	(1.83)	—
Total Distributions	(6.28)	(2.64)	(1.30)	(1.83)	(0.10)
Net Asset Value, End of Period	$35.96	$44.73	$44.24	$35.34	$33.65
Total Return++	(6.18)%	7.25%	29.92%	10.91%	0.47%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,164,565	$4,708,900	$5,174,440	$4,219,528	$3,797,139
Ratio of Expenses to Average Net Assets	0.74%+	0.75%+	0.70%+^	0.71%+	0.69%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A	0.71%+^	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.39)%+	0.19%+	0.27%+^	0.48%+	0.07%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.00%§	0.00%§	0.01%
Portfolio Turnover Rate	27%	45%	52%	26%	35%

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.80% for Class I shares.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Financial Highlights

Mid Cap Growth Portfolio

	Class A
	Year Ended September 30,
Selected Per Share Data and Ratios	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$42.70	$42.46	$34.03	$32.55	$32.51
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.26)	(0.03)	0.01	0.06	(0.07)
Net Realized and Unrealized Gain (Loss)	(2.19)	2.91	9.70	3.25	0.15
Total from Investment Operations	(2.45)	2.88	9.71	3.31	0.08
Distributions from and/or in Excess of:
Net Investment Income	—	—	(0.10)	—	(0.04)
Net Realized Gain	(6.19)	(2.64)	(1.18)	(1.83)	—
Total Distributions	(6.19)	(2.64)	(1.28)	(1.83)	(0.04)
Net Asset Value, End of Period	$34.06	$42.70	$42.46	$34.03	$32.55
Total Return++	(6.40)%	6.95%	29.60%	10.62%	0.22%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$996,553	$1,859,126	$2,171,493	$1,832,003	$2,595,397
Ratio of Expenses to Average Net Assets	1.00%+	1.00%+	0.95%+^	0.96%+	0.94%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A	0.96%+^	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.65)%+	(0.07)%+	0.02%+^	0.17%+	(0.18)%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.00%§	0.00%§	0.01%
Portfolio Turnover Rate	27%	45%	52%	26%	35%

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.15% for Class A shares.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Financial Highlights

Mid Cap Growth Portfolio

	Class L
	Year Ended September 30,				Period from June 14, 2012^ to
Selected Per Share Data and Ratios	2015	2014	2013		September 30, 2012
Net Asset Value, Beginning of Period	$42.20	$42.20	$33.97		$32.87
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.46)	(0.26)	(0.15)		0.05
Net Realized and Unrealized Gain (Loss)	(2.16)	2.90	9.63		1.05
Total from Investment Operations	(2.62)	2.64	9.48		1.10
Distributions from and/or in Excess of:
Net Investment Income	—	—	(0.07)		—
Net Realized Gain	(6.19)	(2.64)	(1.18)		—
Total Distributions	(6.19)	(2.64)	(1.25)		—
Net Asset Value, End of Period	$33.39	$42.20	$42.20		$33.97
Total Return++	(6.94)%	6.40%	28.92%		3.35	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$12,600	$16,817	$17,190		$10
Ratio of Expenses to Average Net Assets	1.55%+	1.55%+	1.46	%+^^	1.50	%+*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A	1.46	%+^^	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.20)%+	(0.60)%+	(0.41	)%+^^	0.46	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.00	%§	0.00	%§*
Portfolio Turnover Rate	27%	45%	52%		26	%#

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.65% for Class L shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Financial Highlights

Mid Cap Growth Portfolio

	Class IS
	Year Ended September 30,		Period from September 13, 2013^ to
Selected Per Share Data and Ratios	2015	2014	September 30, 2013
Net Asset Value, Beginning of Period	$44.80	$44.25	$43.74
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.10)	0.18	(0.00	)‡
Net Realized and Unrealized Gain (Loss)	(2.33)	3.01	0.51
Total from Investment Operations	(2.43)	3.19	0.51
Distributions from and/or in Excess of:
Net Investment Income	(0.15)	—	—
Net Realized Gain	(6.19)	(2.64)	—
Total Distributions	(6.34)	(2.64)	—
Net Asset Value, End of Period	$36.03	$44.80	$44.25
Total Return++	(6.02)%	7.39%	1.17	%#
Ratios and Supplemental Data:
Net Assets, End of Period, in (Thousands)	$1,087,612	$662,560	$10
Ratio of Expenses to Average Net Assets	0.61%+	0.61%+	0.49	%+^^*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A	0.58	%+^^*
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.25)%+	0.41%+	(0.22	)%+^^*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.01	%*
Portfolio Turnover Rate	27%	45%	52	%#

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.73% for Class IS shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("MSIFT'' or the "Fund'') is registered under the Investment Company Act of 1940, as amended (the "Act''), as an open-end management investment company. The Fund is comprised of nine separate, active portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance. All Portfolios are considered diversified for purposes of the Act.

The accompanying financial statements relate to the Mid Cap Growth Portfolio. The Portfolio seeks long-term capital growth. The Portfolio offers four classes of shares — Class I, Class A, Class L and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between their latest bid and asked price. Unlisted options are valued by an outside pricing service approved by the Fund's Board of Trustees (the "Trustees") or quotes from a broker or dealer; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day; and (7) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which

17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Notes to Financial Statements (cont'd)

market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of September 30, 2015.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$46,518	$—	$—	$46,518
Air Freight & Logistics	19,289	—	—	19,289
Automobiles	210,583	—	—	210,583
Beverages	130,509	—	—	130,509
Biotechnology	47,759	—	—	47,759
Communications Equipment	44,791	—	—	44,791
Consumer Finance	101,673	—	—	101,673
Diversified Financial Services	254,264	—	—	254,264
Electrical Equipment	18,307	—	—	18,307
Food Products	163,619	—	—	163,619
Health Care Equipment & Supplies	210,482	—	—	210,482

18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Health Care Technology	$144,507	$—	$—	$144,507
Hotels, Restaurants & Leisure	136,243	—	—	136,243
Information Technology Services	193,429	—	—	193,429
Internet & Catalog Retail	79,776	32,305	—	112,081
Internet Software & Services	668,777	—	98,262	767,039
Life Sciences Tools & Services	199,559	—	—	199,559
Media	—	—	66,960	66,960
Pharmaceuticals	244,140	—	—	244,140
Professional Services	211,989	—	—	211,989
Software	482,901	—	—	482,901
Specialty Retail	43,810	—	—	43,810
Tech Hardware, Storage & Peripherals	13,185	—	—	13,185
Textiles, Apparel & Luxury Goods	145,717	—	—	145,717
Total Common Stocks	3,811,827	32,305	165,222	4,009,354
Convertible Preferred Stocks	—	—	7,132	7,132
Preferred Stocks	—	—	252,754	252,754
Call Options Purchased	—	13,064	—	13,064
Short-Term Investments
Investment Company	210,142	—	—	210,142
Repurchase Agreements	—	29,247	—	29,247
Total Short-Term Investments	210,142	29,247	—	239,389
Total Assets	$4,021,969	$74,616	$425,108	$4,521,693

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of September 30, 2015, securities with a total value of approximately $32,305,000 transferred from Level 1 to Level 2. At September 30, 2015, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks (000)	Convertible Preferred Stocks (000)	Preferred Stocks (000)
Beginning Balance	$132,566	$8,195	$123,480
Purchases	28,952	—	—
Sales	—	—	—
Amortization of discount	—	—	—
Transfers in	—	—	—
Transfers out	—	—	—
Corporate actions	—	—	—
Change in unrealized appreciation (depreciation)	3,704	(1,063)	129,274
Realized gains (losses)	—	—	—
Ending Balance	$165,222	$7,132	$252,754
Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2015	$3,704	$(1,063)	$129,274

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of September 30, 2015. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance.

	Fair Value at September 30, 2015 (000)	Valuation Technique	Unobservable Input	Range		Weighted Average/ Selected Value	Impact to Valuation from an Increase in Input
Internet & Catalog Retail
Convertible Preferred Stock	$246	Market Transaction Method	Escrow Cash Receivable from Liquidation	$0.43	$0.43	$0.43	Increase
Preferred Stocks	$109,296	Market Transaction Method	Issuance Price of Financing	$93.09	$93.09	$93.09	Increase

19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Notes to Financial Statements (cont'd)

	Fair Value at September 30, 2015 (000)	Valuation Technique	Unobservable Input	Range				Weighted Average/ Selected Value		Impact to Valuation from an Increase in Input
Internet & Catalog Retail (cont'd)
	$76,987	Market Transaction Method	Precedent Transaction	$142.24		$142.24		$142.24		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	16.0%		18.0%		17.0%		Decrease
			Perpetual Growth Rate	3.5%		4.5%		4.0%		Increase
		Market Comparable Companies	Enterprise Value/Revenue	3.6	x	6.0	x	4.8	x	Increase
			Discount for Lack of Marketability	15.0%		15.0%		15.0%		Decrease
Internet Software & Services
Common Stocks	$69,398	Market Transaction Method	Third Party Tender Offer/Series C Preferred	$19.10		$19.10		$19.10		Increase
	$28,864	Market Transaction Method	Precedent Transaction	$16.45		$16.45		$16.45		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	16.0%		18.0%		17.0%		Decrease
			Perpetual Growth Rate	3.0%		4.0%		3.5%		Increase
		Market Comparable Companies	Enterprise Value/Revenue	4.4	x	11.6	x	11.6	x	Increase
			Discount for Lack of Marketability	15.0%		15.0%		15.0%		Decrease
Convertible Preferred Stock	$6,886	Discounted Cash Flow	Weighted Average Cost of Capital	16.0%		18.0%		17.0%		Decrease
			Perpetual Growth Rate	2.5%		3.5%		3.0%		Increase
		Market Comparable Companies	Enterprise Value/Revenue	7.9	x	18.2	x	12.8	x	Increase
			Discount for Lack of Marketability	15.0%		15.0%		15.0%		Decrease
Media
Common Stock	$66,960	Market Transaction Method	Precedent Transaction	$2,119.29		$2,119.29		$2,119.29		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	15.0%		17.0%		16.0%		Decrease
			Perpetual Growth Rate	3.0%		5.0%		4.0%		Increase
		Market Comparable Companies	Enterprise Value/Revenue	3.5	x	7.2	x	5.9	x	Increase
			Discount for Lack of Marketability	15.0%		15.0%		15.0%		Decrease
Software
Preferred Stocks	$66,471	Market Transaction Method	Issuance Price of Financing	$11.38		$11.38		$11.38		Increase

20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Notes to Financial Statements (cont'd)

3.  Repurchase Agreements: The Portfolio may enter into repurchase agreements under which the Portfolio lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Portfolio takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Portfolio, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Notes to Financial Statements (cont'd)

5.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Options: With respect to options, the Portfolio is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument, at an agreed-upon price typically in exchange for a premium paid by the Portfolio. The Portfolio may purchase and/or sell put and call options. Purchasing call options tends to increase the Portfolio's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Portfolio's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Portfolio bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Portfolio sells an option, it sells to another party the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Portfolio. When options are purchased OTC, the Portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Portfolio may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Notes to Financial Statements (cont'd)

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of September 30, 2015.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Call Options Purchased	Investments, at Value (Call Options Purchased)	Currency Risk	$13,064	(a)

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following table sets forth by primary risk exposure the Portfolio's change in unrealized appreciation (depreciation) by type of derivative contract for the year ended September 30, 2015 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Call Options Purchased)	$(11,193	)(b)

(b) Amounts are included in Investments in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Call Options Purchased)	$15,916	(c)

(c) Amounts are included in Investments in the Statement of Operations.

At September 30, 2015, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(d) (000)		Liabilities(d) (000)
Call Options Purchased	$13,064	(a)	$—

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(d) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of September 30, 2015.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received(e) (000)	Net Amount (not less than $0) (000)
Royal Bank of Scotland	$13,064	$—	$(13,064)	$0

(e) In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

For the year ended September 30, 2015, the approximate average monthly amount outstanding for each derivative type is as follows:

Call Options Purchased:
Average monthly notional amount	2,616,055,000

6.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral

23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Notes to Financial Statements (cont'd)

in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents securities on loan that are subject to enforceable netting arrangements as of September 30, 2015.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$173,144	(f)	$—	$(173,144	)(g)(h)	$0

(f)  Represents market value of loaned securities at period end.

(g)  The Portfolio received cash collateral of approximately $177,258,000, which was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. In addition, the Portfolio received non-cash collateral of approximately $229,000 in the form of U.S. Government obligations, which the Portfolio cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(h)  The actual collateral received is greater than the amount shown here due to overcollateralization.

7.  Restricted Securities: The Portfolio invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period. Restricted securities are identified in the Portfolio of Investments.

8.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

10.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Notes to Financial Statements (cont'd)

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.50% of the average daily net assets of the Portfolio.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.80% for Class I shares, 1.15% for Class A shares, 1.65% for Class L shares and 0.73% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time that the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. This arrangement had no effect during the most recent reporting period.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended September 30, 2015, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $1,679,562,000 and $4,202,402,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended September 30, 2015.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended September 30, 2015, advisory fees paid were reduced by approximately $171,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended September 30, 2015 is as follows:

Value September 30, 2014 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value September 30, 2015 (000)
$337,526	$2,923,523	$3,050,907	$206	$210,142

25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Notes to Financial Statements (cont'd)

During the year ended September 30, 2015, the Portfolio incurred approximately $2,000 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser/Administrator and Distributor, for portfolio transactions executed on behalf of the Portfolio.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended September 30, 2015, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2015 and 2014 was as follows:

2015 Distributions Paid From:		2014 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$69,051	$902,755	$70,823	$369,254

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, nondeductible expenses, distribution redesignations, tax adjustments on partnership investments held and sold by the Portfolio and a net operating loss, resulted in the following reclassifications among the components of net assets at September 30, 2015:

Distributions in Excess of Net Investment Income (000)	Accumulated Undistributed Net Realized Gain (000)	Paid-in- Capital (000)
$(3,956)	$11,318	$(7,362)

At September 30, 2015, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$—	$415,821

26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Notes to Financial Statements (cont'd)

Capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended September 30, 2015, the Portfolio deferred to October 1, 2015 for U.S. Federal income tax purposes the following losses:

Post-October Currency And Specified Ordinary Losses (000)	Post-October Capital Losses (000)
$31,975	—

I. Other: At September 30, 2015, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 62.8%.

27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Mid Cap Growth Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Mid Cap Growth Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund Trust) (the "Portfolio") as of September 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not obtained. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mid Cap Growth Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund Trust) at September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 25, 2015

28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Adviser under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Portfolio. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolio

The Board reviewed the performance, fees and expenses of the Portfolio compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Portfolio. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2014, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Portfolio's performance was below its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Portfolio relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Portfolio's total expense ratio. The Board noted that the Portfolio's management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Portfolio's (i) performance was acceptable; and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Portfolio and how that relates to the Portfolio's total expense ratio and particularly the Portfolio's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Portfolio and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Portfolio supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Portfolio and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

29

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Portfolio and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Portfolio and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolio to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

30

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended September 30, 2015. For corporate shareholders 54.35% of the dividends qualified for the dividends received deduction.

The Portfolio designated and paid approximately $902,755,000 as a long-term capital gain distribution.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended September 30, 2015. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $15,103,000 as taxable at this lower rate.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

31

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

32

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

33

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

• Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

34

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				96

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA of the USA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity J Street Cup Golf ; Trustee of Fairhaven United Methodist Church.

Kathleen A. Dennis (62) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	96	Director of various nonprofit organizations.
Nancy C. Everett (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since January 2015	Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	96

Member of Virginia Commonwealth University Board of Visitors; Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

35

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Independent Trustee***
Jakki L. Haussler (58) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	96

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Member, University of Cincinnati Foundation Investment Committee; formerly, Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (66) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	98	Director of NVR, Inc. (home construction).
Joseph J. Kearns (73) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	99	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

36

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				96	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (79) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Trustee	Chair of the Boards since July 2006 and Trustee since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	98	None.
W. Allen Reed (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	96	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (83) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	99	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-December 2012).

37

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Trustee and Officer Information (unaudited) (cont'd)

Interested Trustee:

Name, Age and Address of Interested Trustee	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee***
James F. Higgins (67) One New York Plaza, New York, NY 10004	Trustee	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	97

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2014) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

38

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (52) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006) and Global Portfolio Analysis and Reporting (since 2012); for MSIM's Long Only business.

Stefanie V. Chang Yu (48) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (50) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (50) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (48) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and has qualified.

39

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund Trust, which describes in detail each Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

40

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2015 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTMCGANN
1333203 EXP 11.30.16

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund Trust

Strategic Income Portfolio

Annual Report

September 30, 2015

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	14
Statement of Changes in Net Assets	15
Financial Highlights	16
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	29
U.S. Privacy Policy	30
Trustee and Officer Information	33

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Strategic Income Portfolio (the "Portfolio") performed during the period ended September 30, 2015.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2015

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Expense Example (unaudited)

Strategic Income Portfolio

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2015 and held for the entire six-month period (unless otherwise noted).

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/15	Actual Ending Account Value 9/30/15	Hypothetical Ending Account Value	Actual Expenses Paid During Period		Hypothetical Expenses Paid During Period		Net Expense Ratio During Period***
Strategic Income Portfolio Class I	$1,000.00	$976.30	$1,020.10	$4.90	*	$5.01	*	0.99%
Strategic Income Portfolio Class A	1,000.00	975.60	1,018.35	6.64	*	6.78	*	1.34
Strategic Income Portfolio Class C	1,000.00	972.90	1,012.16	8.68	**	8.86	**	2.10
Strategic Income Portfolio Class IS	1,000.00	976.60	1,020.36	4.66	*	4.76	*	0.94

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 183/365 (to reflect the most recent one-half year period).

**  Expenses are calculated using the Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 153/365 (to reflect the actual days in the period).

***  Annualized.

3

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Investment Overview (unaudited)

Strategic Income Portfolio

The Strategic Income Portfolio (the "Portfolio") seeks total return comprised of income and capital appreciation.

Performance

For the period since the Portfolio's inception on December 30, 2014, through September 30, 2015, the Portfolio's Class I shares had a total return based on net asset value and reinvestment of distributions per share of -1.39%, net of fees. The Portfolio's Class I shares underperformed against the Portfolio's benchmark the Bank of America/Merrill Lynch 3-Month U.S. Treasury Bill Index (the "Index"), which returned 0.02%.

Factors Affecting Performance

•  Since the Portfolio's launch at the end of 2014, concerns over central bank policy around the world and global issues, such as Greece's debt crisis and China's economic slowdown, kept bond markets fairly turbulent. Risk premia rose substantially in the latter months of the period and asset prices suffered. The rise in risk premia was driven by a continued tightening of financial conditions, catalyzed by a devaluation of the Chinese currency in August. This tightening of financial conditions resulted in falling business confidence and generally weaker-than-expected economic data. These factors drove "risk-off" sentiment and led to a widening of credit spreads, equity market sell-off and a rally in U.S. Treasuries. Furthermore, to the surprise of many, the Federal Reserve (Fed) kept interest rates unchanged and delivered a more dovish-than-expected policy statement at their September 2015 meeting. As an unintended consequence, markets increasingly worried that the negative impact on the U.S. economy's growth dynamics would warrant a ratcheting down of global growth expectations. This fear drove risk premia even higher. The Fed has communicated that its decision to hike rates will be data dependent, which implies some uncertainty on whether a hike will happen this year. Only if we see a material recovery in labor market indicators over the next few months would a rate hike likely occur this year.

•  U.S. Treasury yields were volatile over the first nine months of 2015, ending the period generally lower than where they started.

•  Recovering from a volatile fourth quarter of 2014, high yield credit started 2015 on a positive note, as one of the few fixed income sectors to have positive performance in the first quarter of 2015. However, amid economic and geopolitical worries, the U.S. credit markets endured record amounts of new issuance, which eventually pressured yield spreads wider (and prices lower, as bond prices move inversely to yields). Over the course of 2015, credit spreads in all markets have widened materially and are currently at levels which are typically only seen in periods of economic recession or systemic stress. The spreads observable in the investment grade markets include a material risk premium, and spreads in the high yield market are compensating for a significant uptick in defaults. While it is clear that certain emerging markets are seeing a material risk of recession, the consensus is for the developed world to see moderate growth over the coming year. We believe this growth backdrop, combined with low inflation, is likely to lead to ongoing accommodative monetary policy from the central banks around the world, which should keep defaults low and support credit markets.

•  Another driver of credit spreads is the technical balance between supply and demand. Supply volume has been elevated across many of the credit markets. This has been most apparent in the U.S. investment grade market, where a combination of increased merger and acquisition activity and the fear that an interest rate tightening cycle could increase the future cost of long-term debt financing has caused corporate treasurers to turn to the bond markets. As a result, year-to-date new issue volumes have been running at record pace. This is to a lesser extent also true in the U.S. high yield and European investment grade markets. Along with this high level of issuance, demand has been muted as many yield-oriented investors are awaiting higher yields before committing capital to the market. This mismatch between supply and demand has resulted in a higher liquidity premium, which has contributed to the wider credit spreads.

•  Despite widening in the latter part of the period, agency mortgage-backed securities (MBS) spreads remain historically expensive. Mortgage rates and prepayment speeds have been range-bound, helping support performance so far, but with the possibility of a Fed rate hike in the coming months, volatility and absolute rate levels could rise and MBS duration extension concerns could return. There is also the

4

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Investment Overview (unaudited) (cont'd)

Strategic Income Portfolio

additional risk that at some point in 2016 the Fed could end their MBS purchase program, whereby it has been buying 25% to 30% of all new origination.

•  Prior to September, non-agency MBS prices had been resilient to broader credit market declines and had traded more as a function of the strong U.S. housing market. However, prices finally began to weaken as relative spread differences became more pronounced at the end of September. In contrast to the price declines, the fundamental market conditions underlying the non-agency MBS market remain very strong. Home prices rose 0.6% in July (down 0.2% on a seasonally adjusted basis), and were up 5.0% year-on-year from July 2014.(i) New home sales were up 5.7% in August and up 21.6% from August 2014.(ii) Existing home sales were down 1.4% in August, predominantly due to lack of supply, but were still up 6.1% from August 2014.(iii) The volume of outstanding homes for sale fell to a 4.7-month supply based on current sales volumes, down from 5.0-month supply in July and well below the six-month supply that is historically associated with a balanced housing market.(ii) The U.S. homebuilder confidence index climbed to the highest level since November 2005 as housing supply is historically low and housing demand is steadily improving.(iv) U.S. household formation was up 2.25 million year-on-year as of June, roughly double the long-term average of roughly 1.15 million per year.(ii) Household formation had been depressed and substantially below historical norms for most for the past seven years, and we are now seeing some of this pent-up demand enter the market. Mortgage performance remains positive. Mortgage defaults were essentially unchanged in August at 0.8%, down 0.1% from August 2014 and well below the nearly 6% level in 2009.(v)

•  Commercial mortgage-backed securities (CMBS) spreads also widened significantly in the latter half of the period. Fundamentally, the CMBS sector remains healthy. Retail sales continue to climb, with August numbers up 0.2% from July and up 2.2% from August 2014.(ii) Consumer confidence rose in September to the second highest level in the past eight years.(vi) Hotel occupancy rates are at their highest levels in more than 15 years, exceeding 65% occupancy so far in 2015.(vii) For comparison, the previous credit cycle peak of 2004-2006 averaged roughly 63% occupancy. These high occupancy rates are boosting the performance of the hotel sector of CMBS. The improving economy and employment numbers are also helping reduce office space vacancies. National office vacancy rates fell by 0.4% to 13.5% in the second quarter of 2015 and are expected to fall further this year.(viii) Office rental rates increased at roughly 1.1% in the second quarter of 2015, and this pace of increase is expected to continue based on the declining vacancy rates.(viii)

Management Strategies

•  Throughout the period, the Portfolio was positioned with exposure to the investment grade credit sector, primarily focused on financials, and to the high yield credit sector, as we believe valuations relative to fundamentals have been attractive for these segments. These positions detracted from performance during the period as volatility in global markets pushed spreads wider.

•  The Portfolio also had allocations to non-agency mortgages and CMBS. Non-agency mortgage positions added to performance during the period as the sector remained mostly immune to global volatility; however, CMBS positioning detracted from performance.

•  We continue being overweight spread product (non-government bonds) as we believe the yield advantage could provide attractive returns over the near term.

(i)  S&P/Case-Shiller 20-City Composite Home Price Index, an index gauging the value of residential real estate in 20 major U.S. metropolitan areas.

(ii)  U.S. Census Bureau

(iii)  National Association of Realtors

(iv)  National Association of Home Builders

(v)  S&P/Experian First Mortgage Default Index, an index measuring default rates across first mortgages

(vi)  The Conference Board

(vii)  Statistica.com

(viii)  CBRE Group, Inc.

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Investment Overview (unaudited) (cont'd)

Strategic Income Portfolio

*  Minimum Investment

**  Commenced operations on December 30, 2014

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, Class C and Class IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (where applicable).

Performance Compared to the Bank of America/Merrill Lynch 3-Month U.S. Treasury Bill Index(1) and Lipper Alternative Credit Focus Funds Index(2)

	Period Ended September 30, 2015 Total Returns(3)
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I Shares w/o sales charges(4)	—	—	—	–1.39%
Portfolio — Class A Shares w/o sales charges(4)	—	—	—	–1.56
Portfolio — Class A Shares with maximum 4.25% sales charges(4)	—	—	—	–5.71
Portfolio — Class C Shares w/o sales charges(5)	—	—	—	–2.71
Portfolio — Class C Shares with maximum 1.00% deferred sales charges(5)	—	—	—	–3.68
Portfolio — Class IS Shares w/o sales charges(4)	—	—	—	–1.37
Bank of America/Merrill Lynch 3-Month U.S. Treasury Bill Index	—	—	—	0.02
Lipper Alternative Credit Focus Funds Index	—	—	—	–1.37

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. Returns for period less than one year are not annualized. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)  Bank of America/Merrill Lynch 3-Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Alternative Credit Focus Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Alternative Credit Focus Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Alternative Credit Focus Funds classification.

(3)  Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower.

(4)  Commenced operations on December 30, 2014.

(5)  Commenced operations on April 30, 2015.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Portfolio, not the inception of the Indexes.

6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Portfolio of Investments

Strategic Income Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (96.2%)
Asset-Backed Securities (16.2%)
AMRESCO Residential Securities Corp. Mortgage Loan Trust,
0.75%, 9/25/27 (a)	$19	$19
Bear Stearns Asset-Backed Securities I Trust,
0.51%, 3/25/37 (a)	90	49
Bear Stearns Asset-Backed Securities Trust,
0.54%, 5/25/37 (a)	97	61
BNC Mortgage Loan Trust,
0.35%, 3/25/37 (a)	100	73
Carrington Mortgage Loan Trust,
0.41%, 1/25/37 (a)	100	60
Countrywide Asset-Backed Certificates,
0.56%, 4/25/36 (a)	100	85
0.64%, 3/25/47 (a)(b)	76	56
4.98%, 7/25/36	127	103
CWABS Asset-Backed Certificates Trust,
4.91%, 10/25/46 (a)	87	64
Ellington Loan Acquisition Trust,
1.29%, 5/25/37 (a)(b)	100	86
GSAA Home Equity Trust,
6.00%, 11/25/36	34	23
GSAMP Trust,
0.51%, 3/25/46 (a)	100	83
Home Equity Asset Trust,
0.38%, 7/25/37 (a)	32	31
Home Equity Mortgage Loan Asset-Backed Trust,
0.31%, 4/25/37 (a)	84	56
Lehman ABS Manufactured Housing Contract Trust,
3.70%, 4/15/40	31	31
Nationstar Home Equity Loan Trust,
0.44%, 4/25/37 (a)	100	87
Ownit Mortgage Loan Trust,
0.46%, 3/25/37 (a)	61	47
RAMP Trust,
0.48%, 2/25/36 (a)	100	88
0.51%, 11/25/35 (a)	73	60
RASC Trust,
0.35%, 11/25/36 (a)	80	69
RMAT LLC,
4.83%, 6/25/35 (b)	99	99
Truman Capital Mortgage Loan Trust,
1.89%, 1/25/34 (a)(b)	89	87
2.97%, 11/25/31 (a)(b)	76	72
VOLT XXXIII LLC,
4.25%, 3/25/55 (b)	100	99
		1,588
Collateralized Mortgage Obligation — Agency Collateral Series (0.2%)
Government National Mortgage Association, IO
0.83%, 8/20/58 (a)	627	20
	Face Amount (000)		Value (000)
Commercial Mortgage-Backed Securities (5.2%)
COMM Mortgage Trust,
2.87%, 2/10/48 (b)		$100	$78
3.70%, 6/11/27 (a)(b)		100	99
GA Mortgage Securities Trust,
4.47%, 2/10/48 (a)(b)		100	84
HILT Mortgage Trust,
3.95%, 7/15/29 (a)(b)		100	98
JPMBB Commercial Mortgage Securities Trust,
3.98%, 2/15/48 (a)(b)		100	82
Wells Fargo Commercial Mortgage Trust,
4.24%, 5/15/48 (a)		75	64
			505
Corporate Bonds (39.2%)
Finance (16.6%)
ABN Amro Bank N.V,
6.38%, 4/27/21	EUR	100	132
Ally Financial, Inc.,
4.13%, 3/30/20		$25	25
Assicurazioni Generali SpA,
7.75%, 12/12/42 (a)	EUR	100	131
Bank of America Corp.,
4.25%, 10/22/26		$50	49
BNP Paribas SA,
4.25%, 10/15/24		200	199
BPCE SA,
5.15%, 7/21/24 (b)		200	204
Citigroup, Inc.,
5.50%, 9/13/25		75	82
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA,
2.50%, 5/26/26 (a)	EUR	100	111
Ctrip.com International Ltd.,
1.25%, 10/15/18		$50	54
Discover Financial Services,
3.95%, 11/6/24		25	25
Goldman Sachs Group, Inc. (The),
0.73%, 10/29/19 (a)	EUR	100	112
JPMorgan Chase & Co.,
3.88%, 2/1/24		$50	52
Kennedy-Wilson, Inc.,
5.88%, 4/1/24		25	24
Lloyds Bank PLC,
6.50%, 3/24/20	EUR	50	67
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen,
6.00%, 5/26/41 (a)		100	130
Nationwide Building Society,
4.13%, 3/20/23 (a)		100	118
Vonovia Finance BV,
4.00%, 12/17/21 (a)(c)		100	107
			1,622

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Portfolio of Investments (cont'd)

Strategic Income Portfolio

	Face Amount (000)	Value (000)
Industrials (21.9%)
Actavis Funding SCS,
3.80%, 3/15/25	$15	$15
ADT Corp. (The),
3.50%, 7/15/22	25	22
Advanced Micro Devices, Inc.,
6.75%, 3/1/19	25	17
Air Canada,
6.75%, 10/1/19 (b)	50	53
Akamai Technologies, Inc.,
0.00%, 2/15/19	50	52
Aramark Services, Inc.,
5.75%, 3/15/20	25	26
ArcelorMittal,
5.13%, 6/1/20	25	23
AT&T, Inc.,
6.30%, 1/15/38	25	28
Ball Corp.,
4.00%, 11/15/23	25	24
Baytex Energy Corp.,
5.63%, 6/1/24 (b)	25	20
Bombardier, Inc.,
6.13%, 1/15/23 (b)	25	19
Building Materials Corp. of America,
5.38%, 11/15/24 (b)	50	50
Carrizo Oil & Gas, Inc.,
6.25%, 4/15/23	15	13
CCO Safari II LLC,
4.91%, 7/23/25 (b)	50	50
Citrix Systems, Inc.,
0.50%, 4/15/19	50	53
Cobalt International Energy, Inc.,
2.63%, 12/1/19	50	36
Continental Airlines Pass-Thru Certificates,
6.13%, 4/29/18	25	26
Crown Castle International Corp.,
5.25%, 1/15/23	25	27
CSC Holdings LLC,
5.25%, 6/1/24	25	20
Denbury Resources, Inc.,
4.63%, 7/15/23	25	14
DISH DBS Corp.,
5.00%, 3/15/23	25	21
Dollar Tree, Inc.,
5.75%, 3/1/23 (b)	25	26
Embraer Netherlands Finance BV,
5.05%, 6/15/25	25	23
Energy Transfer Partners LP,
2.50%, 6/15/18	75	75
First Data Corp.,
5.38%, 8/15/23 (b)	25	25
General Motors Financial Co., Inc.,
4.30%, 7/13/25	50	48
	Face Amount (000)	Value (000)
Glencore Funding LLC,
4.00%, 4/16/25 (b)	$25	$19
Global Partners LP/GLP Finance Corp.,
7.00%, 6/15/23 (b)	25	23
Harland Clarke Holdings Corp.,
9.75%, 8/1/18 (b)	25	26
HCA, Inc.,
4.75%, 5/1/23	25	25
Hilcorp Energy I LP/Hilcorp Finance Co.,
5.75%, 10/1/25 (b)	15	13
HomeAway, Inc.,
0.13%, 4/1/19	50	46
Kinder Morgan, Inc.,
5.55%, 6/1/45	25	21
Lamar Media Corp.,
5.00%, 5/1/23	25	25
Lear Corp.,
5.25%, 1/15/25	50	49
Lundin Mining Corp.,
7.50%, 11/1/20 (b)	25	24
Mallinckrodt International Finance SA/Mallinckrodt CB LLC,
5.50%, 4/15/25 (b)	25	22
MasTec, Inc.,
4.88%, 3/15/23	25	21
MGM Resorts International,
6.00%, 3/15/23	25	24
Midcontinent Communications & Midcontinent Finance Corp.,
6.25%, 8/1/21 (b)	25	25
Motorola Solutions, Inc.,
4.00%, 9/1/24	25	23
MPLX LP,
4.00%, 2/15/25	25	23
Netflix, Inc.,
5.50%, 2/15/22 (b)	25	25
ON Semiconductor Corp.,
2.63%, 12/15/26	50	56
OPE KAG Finance Sub, Inc.,
7.88%, 7/31/23 (b)	25	25
Outfront Media Capital LLC/Outfront Media Capital Corp.,
5.25%, 2/15/22	25	25
Pittsburgh Glass Works LLC,
8.00%, 11/15/18 (b)	50	52
QUALCOMM, Inc.,
4.80%, 5/20/45	30	26
QVC, Inc.,
4.85%, 4/1/24	25	24
RR Donnelley & Sons Co.,
7.88%, 3/15/21	25	26
RSI Home Products, Inc.,
6.50%, 3/15/23 (b)	25	25
Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC,
5.88%, 5/15/21 (b)	50	49

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Portfolio of Investments (cont'd)

Strategic Income Portfolio

	Face Amount (000)		Value (000)
Industrials (cont'd)
SM Energy Co.,
6.13%, 11/15/22		$25	$23
Starwood Property Trust, Inc.,
4.55%, 3/1/18		50	51
Suburban Propane Partners LP/Suburban Energy Finance Corp.,
5.75%, 3/1/25		25	24
Telefonica Europe BV,
5.88%, 3/31/24 (a)(c)	EUR	100	112
Tesla Motors, Inc.,
0.25%, 3/1/19		$50	49
Toll Brothers Finance Corp.,
0.50%, 9/15/32		50	52
Tops Holding LLC/Tops Markets II Corp.,
8.00%, 6/15/22 (b)		25	25
Transocean, Inc.,
4.30%, 10/15/22		50	31
United Rentals North America, Inc.,
5.75%, 11/15/24		25	24
Williams Partners LP/ACMP Finance Corp.,
4.88%, 5/15/23		25	23
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
5.38%, 3/15/22		25	23
XPO Logistics, Inc.,
7.88%, 9/1/19 (b)		50	49
Yahoo!, Inc.,
0.00%, 12/1/18		50	49
Yandex N.V.,
1.13%, 12/15/18		50	43
Zachry Holdings, Inc.,
7.50%, 2/1/20 (b)		25	25
			2,151
Utility (0.7%)
AES Corp.,
4.88%, 5/15/23		75	66
			3,839
Mortgages — Other (10.6%)
Alternative Loan Trust,
2.63%, 3/25/35 (a)		115	105
PAC
0.64%, 10/25/36 (a)		80	56
Banc of America Alternative Loan Trust,
0.64%, 11/25/36 (a)		70	44
5.71%, 10/25/36 (a)		85	54
Bear Stearns Structured Products, Inc. Trust,
2.54%, 1/26/36 (a)		44	36
Bear Stearns Trust,
0.57%, 5/25/36 (a)		75	62
2.36%, 2/25/36 (a)		67	56
2.91%, 4/25/35 (a)		62	49
2.95%, 3/25/36 (a)		118	91
	Face Amount (000)		Value (000)
Citigroup Mortgage Loan Trust,
2.47%, 6/25/36 (a)		$50	$40
First Horizon Mortgage Pass-Through Trust,
6.25%, 11/25/36		29	28
Grifonas Finance PLC,
0.32%, 8/28/39 (a)	EUR	54	44
GSMSC Pass-Through Trust,
7.50%, 9/25/36 (a)(b)		$39	32
HarborView Mortgage Loan Trust,
0.41%, 1/19/38 (a)		36	31
IndyMac INDX Mortgage Loan Trust,
2.55%, 12/25/34 (a)		56	53
JP Morgan Mortgage Trust,
2.58%, 6/25/37 (a)		49	45
Lehman Mortgage Trust,
6.00%, 7/25/36 - 6/25/37		162	118
Luminent Mortgage Trust,
0.42%, 5/25/37 (a)		69	50
MASTR Alternative Loan Trust,
6.25%, 7/25/36		56	49
			1,043
Sovereign (18.0%)
Australia Government Bond,
2.75%, 4/21/24	AUD	150	107
Hungary Government Bond,
5.50%, 6/24/25	HUF	16,000	67
6.00%, 11/24/23		22,000	94
Hungary Government International Bond,
5.38%, 3/25/24		$100	109
Indonesia Government International Bond,
5.88%, 1/15/24 (b)		200	212
Italy Buoni Poliennali Del Tesoro,
2.35%, 9/15/24 (b)	EUR	140	178
Mexican Bonos,
8.00%, 6/11/20	MXN	1,150	76
New Zealand Government Bond,
5.50%, 4/15/23	NZD	200	150
Poland Government Bond,
5.75%, 10/25/21	PLN	300	93
Portugal Government International Bond,
5.13%, 10/15/24 (b)		$50	53
5.13%, 10/15/24		130	138
Portugal Obrigacoes do Tesouro OT,
2.88%, 10/15/25 (b)	EUR	120	140
4.45%, 6/15/18 (b)		75	93
Select Medical Corp.,
6.38%, 6/1/21		$50	49
South Africa Government Bond,
7.25%, 1/15/20	ZAR	1,500	106
Spain Government Bond,
4.20%, 1/31/37 (b)	EUR	30	41

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Portfolio of Investments (cont'd)

Strategic Income Portfolio

	Face Amount (000)		Value (000)
Sovereign (cont'd)
Spain Government Inflation Linked Bond,
1.80%, 11/30/24 (b)	EUR	50	$60
			1,766
U.S. Treasury Securities (6.8%)
U.S. Treasury Bond,
3.50%, 2/15/39		$230	259
U.S. Treasury Inflation Indexed Bond,
0.25%, 1/15/25		222	213
U.S. Treasury Notes,
0.88%, 7/31/19		100	99
1.75%, 5/15/23		100	99
			670
Total Fixed Income Securities (Cost $9,663)			9,431
	Shares
Short-Term Investment (0.7%)
Investment Company (0.7%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $65)		65,350	65
Total Investments (96.9%) (Cost $9,728) (d)(e)			9,496
Other Assets in Excess of Liabilities (3.1%)			309
Net Assets (100.0%)			$9,805

(a)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2015.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of September 30, 2015.

(d)  Securities are available for collateral in connection with open foreign currency forward exchange contracts, futures contracts and swap agreements.

(e)  At September 30, 2015, the aggregate cost for Federal income tax purposes is approximately $9,737,000. The aggregate gross unrealized appreciation is approximately $93,000 and the aggregate gross unrealized depreciation is approximately $334,000 resulting in net unrealized depreciation of approximately $241,000.

IO  Interest Only.

PAC  Planned Amortization Class.

Foreign Currency Forward Exchange Contracts:

The Portfolio had the following foreign currency forward exchange contracts open at September 30, 2015:

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
JPMorgan Chase Bank NA	CAD	124	$93	10/5/15	USD	94	$94	$1
JPMorgan Chase Bank NA	CAD	65	49	10/5/15	USD	49	49	(—	@)
JPMorgan Chase Bank NA	EUR	1,491	1,667	10/5/15	USD	1,685	1,685	18
JPMorgan Chase Bank NA	GBP	38	57	10/5/15	EUR	51	57	—	@
JPMorgan Chase Bank NA	HUF	44,838	160	10/5/15	USD	161	161	1
JPMorgan Chase Bank NA	MXN	1,269	75	10/5/15	USD	75	75	(—	@)
JPMorgan Chase Bank NA	NOK	404	48	10/5/15	USD	49	49	1
JPMorgan Chase Bank NA	NZD	310	198	10/5/15	USD	196	196	(2)
JPMorgan Chase Bank NA	PLN	366	96	10/5/15	USD	97	97	1
JPMorgan Chase Bank NA	SEK	424	50	10/5/15	USD	50	50	(—	@)
JPMorgan Chase Bank NA	USD	2	2	10/5/15	EUR	2	2	—	@
JPMorgan Chase Bank NA	USD	49	49	10/5/15	NOK	417	49	—	@
JPMorgan Chase Bank NA	ZAR	1,521	110	10/5/15	USD	113	113	3
UBS AG	USD	146	146	10/5/15	GBP	96	145	(1)
JPMorgan Chase Bank NA	AUD	153	107	10/6/15	USD	107	107	—	@
			$2,907				$2,929	$22

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Portfolio of Investments (cont'd)

Strategic Income Portfolio

Futures Contracts:

The Portfolio had the following futures contracts open at September 30, 2015:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Depreciation (000)
Short:
German Euro BOBL (Germany)	5	$(721)	Dec-15	$(5)
German Euro BTP (Germany)	1	(152)	Dec-15	(4)
German Euro Bund (Germany)	4	(698)	Dec-15	(13)
U.S. Treasury 10 yr. Note (United States)	23	(2,961)	Dec-15	(32)
U.S. Treasury 2 yr. Note (United States)	1	(219)	Dec-15	(— @)
U.S. Treasury 5 yr. Note (United States)	14	(1,687)	Dec-15	(9)
U.S. Treasury Long Bond (United States)	1	(157)	Dec-15	(3)
U.S. Treasury Ultra Long Bond (United States)	1	(161)	Dec-15	(2)
				$(68)

Credit Default Swap Agreements:

The Portfolio had the following credit default swap agreements open at September 30, 2015:

Swap Counterparty and Reference Obligation	Buy/Sell Protection	Notional Amount (000)	Pay/Receive Fixed Rate	Termination Date	Upfront Payment Paid (Received) (000)		Unrealized Depreciation (000)	Value (000)	Credit Rating of Reference Obligation† (Unaudited)
Deutsche Bank AG CMBX.NA.BB.60	Sell	$28	5.00%	5/11/63	$—	@	$(1)	$(1)	NR
Goldman Sachs International CMBX.NA.BB.60	Sell	20	5.00	5/11/63	(—	@)	(1)	(1)	NR
		$48			$—	@	$(2)	$(2)

@    Value is less than $500.

†    Credit rating as issued by Standard & Poor's.

NR    Not rated.

AUD  —  Australian Dollar

CAD  —  Canadian Dollar

EUR  —  Euro

GBP  —  British Pound

HUF  —  Hungarian Forint

MXN  —  Mexican Peso

NOK  —  Norwegian Krone

NZD  —  New Zealand Dollar

PLN  —  Polish Zloty

SEK  —  Swedish Krona

USD  —  United States Dollar

ZAR  —  South African Rand

Portfolio Composition

Classification	Percentage of Total Investments
Industrials	22.6%
Sovereign	18.6
Finance	17.1
Asset-Backed Securities	16.7
Mortgages — Other	11.0
U.S. Treasury Securities	7.1
Commercial Mortgage-Backed Securities	5.3
Other*	1.6
Total Investments	100.0	%**

*  Industries and/or investment types representing less than 5% of total investments.

**  Does not include open short futures contracts with an underlying face amount of approximately $6,756,000 with total unrealized depreciation of approximately $68,000. Does not include open foreign currency forward exchange contracts with net unrealized appreciation of approximately $22,000 and does not include open swap agreements with total unrealized depreciation of approximately $2,000.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Strategic Income Portfolio

Statement of Assets and Liabilities	September 30, 2015 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $9,663)	$9,431
Investment in Security of Affiliated Issuer, at Value (Cost $65)	65
Total Investments in Securities, at Value (Cost $9,728)	9,496
Foreign Currency, at Value (Cost $—@)	—	@
Receivable for Investments Sold	108
Interest Receivable	97
Due from Adviser	90
Receivable for Variation Margin on Futures Contracts	74
Prepaid Offering Costs	42
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	25
Tax Reclaim Receivable	3
Premium Paid on Open Swap Agreements	—	@
Receivable from Affiliate	—	@
Other Assets	18
Total Assets	9,953
Liabilities:
Payable for Investments Purchased	107
Payable for Professional Fees	16
Payable for Custodian Fees	7
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class IS	1
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	3
Unrealized Depreciation on Swap Agreements	2
Payable for Administration Fees	1
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Premium Received on Open Swap Agreements	—	@
Other Liabilities	9
Total Liabilities	148
Net Assets	$9,805
Net Assets Consist Of:
Paid-in-Capital	$10,005
Accumulated Undistributed Net Investment Income	167
Accumulated Net Realized Loss	(86)
Unrealized Appreciation (Depreciation) on:
Investments	(232)
Futures Contracts	(68)
Swap Agreements	(2)
Foreign Currency Forward Exchange Contracts	22
Foreign Currency Translations	(1)
Net Assets	$9,805

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Strategic Income Portfolio

Statement of Assets and Liabilities (cont'd)	September 30, 2015 (000)
CLASS I:
Net Assets	$10
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	1,000
Net Asset Value, Offering and Redemption Price Per Share	$9.79
CLASS A:
Net Assets	$10
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	1,000
Net Asset Value, Redemption Price Per Share	$9.79
Maximum Sales Load	4.25%
Maximum Sales Charge	$0.43
Maximum Offering Price Per Share	$10.22
CLASS C:
Net Assets	$10
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	994
Net Asset Value, Offering and Redemption Price Per Share	$9.76
CLASS IS:
Net Assets	$9,775
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	998,000
Net Asset Value, Offering and Redemption Price Per Share	$9.79

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Strategic Income Portfolio

Statement of Operations	Period from December 30, 2014^ September 30, 2015 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$208
Dividends from Security of Affiliated Issuer (Note G)	2
Total Investment Income	210
Expenses:
Offering Costs	101
Professional Fees	99
Advisory Fees (Note B)	30
Custodian Fees (Note F)	30
Shareholder Reporting Fees	14
Pricing Fees	7
Administration Fees (Note C)	6
Registration Fees	6
Transfer Agency Fees — Class I (Note E)	1
Transfer Agency Fees — Class A (Note E)	1
Transfer Agency Fees — Class C (Note E)	1
Transfer Agency Fees — Class IS (Note E)	1
Shareholder Services Fees — Class A (Note D)	— @
Distribution and Shareholder Services Fees — Class C (Note D)	— @
Trustees' Fees and Expenses	— @
Other Expenses	10
Total Expenses	307
Expenses Reimbursed by Adviser (Note B)	(202)
Waiver of Advisory Fees (Note B)	(30)
Reimbursement of Class Specific Expenses — Class I (Note B)	(1)
Reimbursement of Class Specific Expenses — Class A (Note B)	(1)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(1)
Rebate from Morgan Stanley Affiliate (Note G)	(1)
Net Expenses	70
Net Investment Income	140
Realized Gain (Loss):
Investments Sold	(107)
Futures Contracts	(31)
Swap Agreements	— @
Foreign Currency Forward Exchange Contracts	157
Foreign Currency Transactions	(8)
Net Realized Gain	11
Change in Unrealized Appreciation (Depreciation):
Investments	(232)
Futures Contracts	(68)
Swap Agreements	(2)
Foreign Currency Forward Exchange Contracts	22
Foreign Currency Translations	(1)
Net Change in Unrealized Appreciation (Depreciation)	(281)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(270)
Net Decrease in Net Assets Resulting from Operations	$(130)

^  Commencement of Operations.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Strategic Income Portfolio

Statement of Changes in Net Assets	Period from December 30, 2014^ September 30, 2015 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$140
Net Realized Gain	11
Net Change in Unrealized Appreciation (Depreciation)	(281)
Net Decrease in Net Assets Resulting from Operations	(130)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(—	@)
Class A:
Net Investment Income	(—	@)
Class C:
Net Investment Income	(—	@)*
Class IS:
Net Investment Income	(75)
Total Distributions	(75)
Capital Share Transactions:(1)
Class I:
Subscribed	10
Class A:
Subscribed	10
Class C:
Subscribed	10	*
Class IS:
Subscribed	9,980
Net Increase in Net Assets Resulting from Capital Share Transactions	10,010
Total Increase in Net Assets	9,805
Net Assets:
Beginning of Period	—
End of Period (Including Accumulated Undistributed Net Investment Income of $167)	$9,805
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1
Class A:
Shares Subscribed	1
Class C:
Shares Subscribed	1	*
Class IS:
Shares Subscribed	998

^  Commencement of Operations.

*  For the period April 30, 2015 through September 30, 2015.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Financial Highlights

Strategic Income Portfolio

	Class I
Selected Per Share Data and Ratios	Period from December 30, 2014^ to September 30, 2015
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.14
Net Realized and Unrealized Loss	(0.28)
Total from Investment Operations	(0.14)
Distributions from and/or in Excess of:
Net Investment Income	(0.07)
Net Asset Value, End of Period	$9.79
Total Return++	(1.39	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10
Ratio of Expenses to Average Net Assets (1)	0.98	%+*
Ratio of Net Investment Income to Average Net Assets (1)	1.81	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%
Portfolio Turnover Rate	39	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	17.80	%*
Net Investment Loss to Average Net Assets	(15.01	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Financial Highlights

Strategic Income Portfolio

	Class A
Selected Per Share Data and Ratios	Period from December 30, 2014^ to September 30, 2015
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.11
Net Realized and Unrealized Loss	(0.27)
Total from Investment Operations	(0.16)
Distributions from and/or in Excess of:
Net Investment Income	(0.05)
Net Asset Value, End of Period	$9.79
Total Return++	(1.56	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10
Ratio of Expenses to Average Net Assets (1)	1.33	%+*
Ratio of Net Investment Income to Average Net Assets (1)	1.46	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%
Portfolio Turnover Rate	39	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	18.06	%*
Net Investment Loss to Average Net Assets	(15.27	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Financial Highlights

Strategic Income Portfolio

	Class C
Selected Per Share Data and Ratios	Period from April 30, 2015^ to September 30, 2015
Net Asset Value, Beginning of Period	$10.06
Income (Loss) from Investment Operations:
Net Investment Income†	0.05
Net Realized and Unrealized Loss	(0.32)
Total from Investment Operations	(0.27)
Distributions from and/or in Excess of:
Net Investment Income	(0.03)
Net Asset Value, End of Period	$9.76
Total Return++	(2.71	)%#
Ratios and Supplemental Data:
Net Assets, End of Period, (Thousands)	$10
Ratio of Expenses to Average Net Assets (1)	2.10	%+*
Ratio of Net Investment Income to Average Net Assets (1)	1.13	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*
Portfolio Turnover Rate	39	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	19.28	%*
Net Investment Loss to Average Net Assets	(16.05	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Financial Highlights

Strategic Income Portfolio

	Class IS
Selected Per Share Data and Ratios	Period from December 30, 2014^ to September 30, 2015
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.14
Net Realized and Unrealized Loss	(0.27)
Total from Investment Operations	(0.13)
Distributions from and/or in Excess of:
Net Investment Income	(0.08)
Net Asset Value, End of Period	$9.79
Total Return++	(1.37	)%#
Ratios and Supplemental Data:
Net Assets, End of Period, in (Thousands)	$9,775
Ratio of Expenses to Average Net Assets (1)	0.93	%+*
Ratio of Net Investment Income to Average Net Assets (1)	1.88	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02	%*
Portfolio Turnover Rate	39	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	4.04	%*
Net Investment Loss to Average Net Assets	(1.23	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("MSIFT'' or the ''Fund'') is registered under the Investment Company Act of 1940, as amended (the "Act''), as an open-end management investment company. The Fund is comprised of nine separate, active portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance. All Portfolios are considered diversified for purposes of the Act.

The accompanying financial statements relate to the Strategic Income Portfolio. The Portfolio's adviser, Morgan Stanley Investment Management Inc. (the "Adviser") and sub-adviser, Morgan Stanley Investment Management Limited ("MSIM Limited") (the "Sub-Adviser"), seek a total return comprised of income and capital appreciation. The Portfolio commenced operations on December 30, 2014 and offers four classes of shares — Class I, Class A, Class C and Class IS.

On April 30, 2015, the Portfolio commenced offering Class C shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service approved by the Fund's Board of Trustees (the "Trustees"). The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolios securities valued by such pricing service; (2) futures are valued at the latest price published by the commodities exchange on which they trade; (3) swaps are marked-to-market daily based upon quotations from market makers; (4) when market quotations are not readily available, including circumstances under which the Adviser or Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day; and (7) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers

20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Notes to Financial Statements (cont'd)

a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of September 30, 2015.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Asset-Backed Securities	$—	$1,588	$—	$1,588
Collateralized Mortgage Obligation — Agency Collateral Series	—	20	—	20
Commercial Mortgage-Backed Securities	—	505	—	505
Corporate Bonds	—	3,839	—	3,839
Mortgages — Other	—	1,043	—	1,043
Sovereign	—	1,766	—	1,766
U.S. Treasury Securities	—	670	—	670
Total Fixed Income Securities	—	9,431	—	9,431
Short-Term Investment
Investment Company	65	—	—	65
Foreign Currency Forward Exchange Contracts	—	25	—	25
Total Assets	65	9,456	—	9,521
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(3)	—	(3)
Futures Contracts	(68)	—	—	(68)
Credit Default Swap Agreements	—	(2)	—	(2)
Total Liabilities	(68)	(5)	—	(73)
Total	$(3)	$9,451	$—	$9,448

21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Notes to Financial Statements (cont'd)

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of September 30, 2015, the Portfolio did not have any investments transfer between investment levels.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and

22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Notes to Financial Statements (cont'd)

possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser and/or Sub-Adviser seek to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Portfolio's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with which the Portfolio has open positions in the futures contract.

Swaps: The Portfolio may enter into OTC swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Portfolio's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Portfolio or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

The Portfolio's use of swaps during the period included those based on the credit of an underlying security commonly referred to as "credit default swaps." The

23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Notes to Financial Statements (cont'd)

Portfolio may be either the buyer or seller in a credit default swap. Where the Portfolio is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Portfolio would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Portfolio is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event by the issuer of the referenced debt obligation. The use of credit default swaps could result in losses to the Portfolio if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap agreement and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The Portfolio's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the swap agreement.

The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When the Portfolio has an unrealized loss on a swap agreement, the Portfolio has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Statement of Assets and Liabilities.

Upfront payments received or paid by the Portfolio will be reflected as an asset or liability, respectively, in the Statement of Assets and Liabilities.

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Portfolio also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Portfolio may use cross currency hedging or proxy hedging with respect to currencies in which the Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive

24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Notes to Financial Statements (cont'd)

exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following tables set forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of September 30, 2015.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$25
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(3)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	(68	)(a)
Swap Agreements	Unrealized Depreciation on Swap Agreements	Credit Risk	(2)
Total			$(73)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the period ended September 30, 2015 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk Foreign Currency	Forward Exchange Contracts	$157
Interest Rate Risk	Futures Contracts	(31)
Credit Risk	Swap Agreements	— @
Total		$126
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk Foreign Currency	Forward Exchange Contracts	$22
Interest Rate Risk	Futures Contracts	(68)
Credit Risk	Swap Agreements	(2)
Total		$(48)

@ Amount is less than $500.

At September 30, 2015, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(b)	Assets(c) (000)	Liabilities(c) (000)
Foreign Currency Forward Exchange Contracts	$25	$(3)
Swap Agreements	—	(2)
Total	$25	$(5)

(b) Excludes exchange traded derivatives.

(c) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA

25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Notes to Financial Statements (cont'd)

Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of September 30, 2015.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
JPMorgan Chase Bank NA	$25	$(2)	$—	$23
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
Deutsche Bank AG	$1	$—	$—	$1
Goldman Sachs International	1	—	—	1
JPMorgan Chase Bank NA	2	(2)	—	0
UBS AG	1	—	—	1
Total	$5	$(2)	$—	$3

For the period ended September 30, 2015, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$3,687,000
Futures Contracts:
Average monthly original value	$8,659,000
Swap Agreements:
Average monthly notional amount	$16,000

5.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment

26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Notes to Financial Statements (cont'd)

Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $500 million	Over $500 million
0.40%	0.35%

For the period ended September 30, 2015, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 2.10% for Class C shares and 0.95% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time that the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the period ended September 30, 2015, approximately $30,000 of advisory fees were waived and approximately $206,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Portfolio with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Trustees. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and Sub-Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder

Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the period ended September 30, 2015, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $12,198,000 and $2,710,000, respectively. For the period September 30, 2015, purchases and sales of long-term U.S. Government securities were approximately $627,000 and $177,000, respectively.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid

27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Notes to Financial Statements (cont'd)

by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the period ended September 30, 2015, advisory fees paid were reduced by approximately $1,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the period September 30, 2015 is as follows:

Value December 30, 2014 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value September 30, 2015 (000)
$—	$12,003	$11,938	$2	$65

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the

U.S. Internal Revenue Service, New York and various states. The tax period ended September 30, 2015, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal year 2015 was as follows:

2015 Distributions Paid From:
Ordinary Income (000)
$75

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, basis adjustments for swap transactions, paydown adjustments and nondeductible expenses, resulted in the following reclassifications among the components of net assets at September 30, 2015:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$102	$(97)	$(5)

At September 30, 2015, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$322	$—

At September 30, 2015, the Portfolio had available for Federal income tax purposes unused short term and long term capital losses of approximately $85,000 and $55,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Strategic Income Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Strategic Income Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund Trust) (the "Portfolio") as of September 30, 2015, the related statements of operations and changes in net assets for the period from December 30, 2014 (commencement of operations) to September 30, 2015 and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Strategic Income Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund Trust) at September 30, 2015, the results of its operations, the changes in its net assets for the period from December 30, 2014 (commencement of operations) to September 30, 2015 and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 25, 2015

29

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

30

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

31

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

32

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				96

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA of the USA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity J Street Cup Golf ; Trustee of Fairhaven United Methodist Church.

Kathleen A. Dennis (62) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	96	Director of various nonprofit organizations.
Nancy C. Everett (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since January 2015	Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	96

Member of Virginia Commonwealth University Board of Visitors; Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

33

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Independent Trustee***
Jakki L. Haussler (58) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	96

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Member, University of Cincinnati Foundation Investment Committee; formerly, Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (66) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	98	Director of NVR, Inc. (home construction).
Joseph J. Kearns (73) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	99	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

34

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				96	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (79) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Trustee	Chair of the Boards since July 2006 and Trustee since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	98	None.
W. Allen Reed (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	96	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (83) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	99	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-December 2012).

35

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Trustee and Officer Information (unaudited) (cont'd)

Interested Trustee:

Name, Age and Address of Interested Trustee	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee***
James F. Higgins (67) One New York Plaza, New York, NY 10004	Trustee	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	97

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2014) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

36

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (52) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006) and Global Portfolio Analysis and Reporting (since 2012); for MSIM's Long Only business.

Stefanie V. Chang Yu (48) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (50) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (50) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (48) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and has qualified.

37

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Sub-Adviser

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund Trust, which describes in detail each Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

38

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2015 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTSIPANN
1334247 EXP 11.30.16

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund Trust

Global Multi-Asset Income Portfolio

Annual Report

September 30, 2015

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	21
Statement of Operations	23
Statement of Changes in Net Assets	24
Financial Highlights	25
Notes to Financial Statements	29
Report of Independent Registered Public Accounting Firm	42
Investment Advisory Agreement Approval	43
Federal Tax Notice	45
U.S. Privacy Policy	46
Trustee and Officer Information	49

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Global Multi-Asset Income Portfolio (the "Portfolio") performed during the period ended September 30, 2015.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2015

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Expense Example (unaudited)

Global Multi-Asset Income Portfolio

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/30/15 - 9/30/15 (unless otherwise noted).

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/30/15	Actual Ending Account Value 9/30/15	Hypothetical Ending Account Value	Actual Expenses Paid During Period		Hypothetical Expenses Paid During Period		Net Expense Ratio During Period***
Global Multi-Asset Income Portfolio Class I	$1,000.00	$935.80	$1,017.06	$3.77	*	$3.93	*	0.93%
Global Multi-Asset Income Portfolio Class A	1,000.00	933.60	1,015.64	5.15	*	5.37	*	1.27
Global Multi-Asset Income Portfolio Class C	1,000.00	931.40	1,011.64	7.68	**	8.00	**	2.03
Global Multi-Asset Income Portfolio Class IS	1,000.00	935.90	1,017.31	3.53	*	3.68	*	0.87

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 153/365 (to reflect the actual days in the period).

**  Expenses are calculated using the Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 143/365 (to reflect the actual days in the period).

***  Annualized.

3

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Investment Overview (unaudited)

Global Multi-Asset Income Portfolio

The Global Multi-Asset Income Portfolio's investment objective is to maximize current income and to seek capital appreciation over time.

Performance

For the period since the Portfolio's inception on April 30, 2015, through September 30, 2015, the Portfolio's Class I shares had a total return based on net asset value and reinvestment of distributions per share of –6.42%, net of fees. The Portfolio's Class I shares underperformed against the Portfolio's benchmark, Barclays Global Aggregate Bond Index, which returned –1.38%.

Factors Affecting Performance(i)

•  In the five months ended September 30, 2015, global equities underperformed bonds and outperformed commodities, with the MSCI All Country World Index down –11.7%, the Barclays Global Aggregate Bond Index down –1.4%, and the S&P GSCI Index, a broad index of commodity prices, falling –21.0%.(ii) (Except where noted, equity market returns are represented by the MSCI regional or country index and are calculated in U.S. dollars.)

•  Within equities, the U.S. held up on a relative basis, with the S&P 500 Index falling –7.1% for the period, as the labor market continued to show signs of improvement while monetary policy remained easy. European equities underperformed global markets, losing –13.2% as disappointing economic data, a debt crisis in Greece and fears of a global growth slowdown led to a 'risk off' sentiment. Europe also tends to have a higher beta in a market sell-off. Emerging markets lost –24.4% on fears of a hard landing in China and its impact on the broader region. China sold off by –31.4% as the economy remained weak despite aggressive policy easing. Falling commodity prices, tensions surrounding Russia and a recession in Brazil also damaged sentiment for emerging market assets. Japanese equities were down –12.9%, as Japan appeared to enter a technical recession during the third quarter of 2015, and S&P downgraded its sovereign credit rating, citing disappointment with the effectiveness of the economic stimulus plan ('Abenomics').

•  Within bonds, the yield curve flattened slightly as the normalization of U.S. monetary policy remained imminent, while the pace and moderation of rate hikes were re-priced to be more subdued. The U.S. 2-year Treasury yield rose 6 basis points to 0.63%, and the U.S. 10-year Treasury yield rose 1 basis point to 2.04%. U.S. investment grade spreads rose 41 basis points to 1.7%, and high yield spreads rose 191 basis points to 6.3%, as weakness in China and the global energy sector led a flight to safe haven assets. Emerging market bond spreads widened by 98 basis points. In Europe, German bund yields rebounded from the all-time lows reached in April, with the German 10-year bund yield rising 22 basis points to 0.6%. Greek bond spreads spiked as the country's debt crisis escalated, with the 10-year yield reaching 13.1% in June before falling to 8.2% in September (rising only 219 basis points for the period) after a bailout package was approved.

•  Within currencies, the U.S. dollar rallied by 1.9% on a trade-weighted basis. Emerging market currencies lost –11.2% versus the dollar as commodity prices fell sharply, with the greatest losses in the Russian ruble, which fell –21.1%. Both the euro and the yen depreciated by –0.4%.

•  Active positions within equities detracted from performance. Overweight positions in eurozone relative to U.S. equities, U.S. energy stocks relative to U.S. equities, and global equities detracted from performance. Although China's market ended the period lower overall, strong price appreciation earlier in the period was disadvantageous to the Portfolio's underweight position in Chinese A-shares, which detracted from performance. An underweight in European consumer staples stocks relative to eurozone equities also detracted. Underweight positions in global machinery stocks relative to global equities and in U.S. equities contributed positively. Writing call options on broad global equity market indices also had a positive impact on performance.

(i)  Certain of the Portfolio's investment themes may, in whole or part, be implemented through the use of derivatives, including the purchase and sale of futures, options, swaps, structured investments (including commodity-linked notes) and other related instruments and techniques. The Portfolio may also invest in foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. The Portfolio may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. As a result, the use of derivatives had a material effect on the Portfolio's performance during the period.

(ii)  Data sources used in preparation of this commentary include FactSet and Bloomberg LP. Data as of September 30, 2015.

4

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Investment Overview (unaudited) (cont'd)

Global Multi-Asset Income Portfolio

•  Active positions within fixed income detracted from performance. Underweight positions in U.S. 5-year and 2-year Treasuries and an overweight position in U.S. 10-year Treasury inflation-protected securities (TIPS) relative to U.S. 10-year Treasuries detracted from performance. Overweight positions in Greek bonds and an underweight position in U.S. investment grade credit spreads contributed positively.

•  Active positions within high yielding assets contributed positively to performance, due to gains from an underweight position in U.S. high yield credit spreads and an overweight position in European high yield credit spreads.

•  Active positions within commodities (implemented via commodity futures) detracted from performance, as gains from an underweight position in copper were offset by losses from an overweight position in Brent oil.

•  Active currency positions (implemented via currency forwards and futures) positively impacted performance. Underweight positions in China-sensitive currencies, the Australian dollar, and the Chinese renminbi contributed positively, as did an underweight position in the Swiss franc relative to the euro.

Management Strategies

•  As of September 30, 2015, we are neutral on fixed income and tactically overweight global equities in the Portfolio. Heading into the fourth quarter of 2015, we believe that a short-term stabilization in China could lift global risky assets as the fear of an impending global recession subsides. We prefer European and emerging market equities over the U.S. and Japan. We believe that many yield-sensitive assets are overvalued globally, but re-pricing may continue to be delayed as the U.S. Federal Reserve (Fed) monitors the global economy. Given the dovish stance of the Fed, we are constructive on real and inflation-sensitive assets including gold and U.S. TIPS.

•  We believe the eurozone recovery remains on track. We are overweight in eurozone equities versus the U.S., as eurozone equities are cheaper and likely to benefit from a cyclical earnings recovery versus the U.S.'s more mature profit cycle. We expect the tailwinds of a weaker euro, lower corporate borrowing rates, and lower oil prices to support eurozone economic growth and drive robust earnings growth. While recent economic data has been marginally softer than our expectations, we believe the eurozone growth trajectory is still strong enough to support our view.

•  We are tactically overweight in emerging market equities. In the medium-term, we expect a continued China slowdown to remain a headwind for broad emerging market growth as the excesses of China's investment and credit bubbles inevitably unwind. However, in the near-term, several leading indicators are pointing to the possibility that Chinese growth may stabilize or even accelerate in the coming quarters as a result of massive policy easing. Amidst bearish sentiment, we believe this could be enough to halt or even temporarily reverse the bear market in emerging market and commodity-related assets.

•  We are underweight in Japanese equities. Japan is now likely in a technical recession, as domestic activity has been insufficient to offset external drags from slower growth in Asia. We expect the market to increasingly recognize that Abenomics has largely failed, much like S&P has begun to do in downgrading Japan's sovereign credit rating. Japanese equity valuations are not cheap enough to offset deteriorating fundamentals, and sentiment is bullish.

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Investment Overview (unaudited) (cont'd)

Global Multi-Asset Income Portfolio

*  Minimum Investment

**  Commenced operations on April 30, 2015

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, Class C and Class IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (where applicable).

Performance Compared to the Barclays Global Aggregate Bond Index(1) and the Lipper Flexible Portfolio Funds Index(2)

	Period Ended September 30, 2015 Total Returns(3)
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I Shares w/o sales charges(4)	—	—	—	–6.42%
Portfolio — Class A Shares w/o sales charges(4)	—	—	—	–6.64
Portfolio — Class A Shares with maximum 5.25% sales charges(4)	—	—	—	–11.51
Portfolio — Class C Shares w/o sales charges(5)	—	—	—	–6.86
Portfolio — Class C Shares with maximum 1.00% deferred sales charges(5)	—	—	—	–7.79
Portfolio — Class IS Shares w/o sales charges(4)	—	—	—	–6.41
Barclays Global Aggregate Bond Index	—	—	—	–1.38
Lipper Flexible Portfolio Funds Index	—	—	—	–7.58

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. Returns for period less than one year are not annualized. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)  The Barclays Global Aggregate Bond Index provides a broadbased measure of the global investment grade fixed-rate debt markets. Total Returns shown in unhedged USD.The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Flexible Portfolio Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Flexible Portfolio Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Flexible Portfolio Funds classification.

(3)  Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower.

(4)  Commenced operations on April 30, 2015.

(5)  Commenced operations on May 08, 2015.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Class I of the Portfolio, not the inception of the Indexes.

6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Portfolio of Investments

Global Multi-Asset Income Portfolio

	Face Amount (000)		Value (000)
Fixed Income Securities (44.2%)
Agency Fixed Rate Mortgages (5.6%)
United States (5.6%)
Federal Home Loan Mortgage Corporation,
November TBA:
3.00%, 11/1/45 (a)		$140	$141
3.50%, 11/1/45 (a)		280	291
4.00%, 11/1/45 (a)		150	159
Federal National Mortgage Association,
Conventional Pools:
4.50%, 10/1/44 - 11/1/44		64	71
October TBA:
3.00%, 10/1/30 (a)		52	54
Government National Mortgage Association,
3.50%, 10/20/45 (a)		70	73
			789
Commercial Mortgage-Backed Securities (1.3%)
United States (1.3%)
GS Mortgage Securities Trust,
4.93%, 8/10/46 (b)(c)		70	67
Wells Fargo Commercial Mortgage Trust,
4.24%, 5/15/48 (b)		51	43
WF-RBS Commercial Mortgage Trust,
4.28%, 5/15/45 (b)(c)		40	37
4.63%, 8/15/46 (b)(c)		35	33
			180
Corporate Bonds (12.2%)
Australia (0.5%)
Australia & New Zealand Banking Group Ltd.,
5.13%, 9/10/19	EUR	50	64
Canada (0.3%)
Barrick Gold Corp.,
4.10%, 5/1/23		$50	44
France (0.4%)
BNP Paribas SA,
5.00%, 1/15/21		50	56
Italy (0.4%)
UniCredit SpA,
4.25%, 7/29/16	EUR	50	58
Netherlands (0.9%)
ABN Amro Bank N.V.,
3.63%, 10/6/17		50	59
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA,
3.75%, 11/9/20		50	61
			120
United Kingdom (0.8%)
Barclays Bank PLC,
6.00%, 1/23/18		50	62
Diageo Capital PLC,
1.50%, 5/11/17		$50	50
			112
	Face Amount (000)	Value (000)
United States (8.9%)
Actavis Funding SCS,
3.80%, 3/15/25	$50	$48
Apple, Inc.,
4.45%, 5/6/44	50	50
AT&T, Inc.,
6.30%, 1/15/38	50	55
Bank of America Corp.,
5.70%, 1/24/22	50	57
Baxalta, Inc.,
4.00%, 6/23/25 (c)	25	25
Biogen, Inc.,
4.05%, 9/15/25	25	25
Boston Properties LP,
3.85%, 2/1/23	50	51
CCO Safari II LLC,
4.91%, 7/23/25 (c)	25	25
Citigroup, Inc.,
5.50%, 9/13/25	50	55
General Motors Financial Co., Inc.,
4.30%, 7/13/25	30	29
Gilead Sciences, Inc.,
3.65%, 3/1/26	25	25
Goldman Sachs Group, Inc. (The),
6.75%, 10/1/37	50	60
HP Enterprise Co.,
3.60%, 10/15/20	25	25
HSBC USA, Inc.,
3.50%, 6/23/24	100	102
JPMorgan Chase & Co.,
4.63%, 5/10/21	50	54
Kinder Morgan, Inc.,
4.30%, 6/1/25	50	45
McDonald's Corp.,
3.38%, 5/26/25	50	50
Merck & Co., Inc.,
2.80%, 5/18/23	50	50
Monongahela Power Co.,
5.40%, 12/15/43 (c)	50	56
MPLX LP,
4.00%, 2/15/25	50	46
NBC Universal Media LLC,
4.38%, 4/1/21	50	55
Omnicom Group, Inc.,
3.63%, 5/1/22	50	51
Prudential Financial, Inc.,
6.63%, 12/1/37	50	63
Target Corp.,
3.50%, 7/1/24	50	52
UnitedHealth Group, Inc.,
2.88%, 3/15/23	25	25
Verizon Communications, Inc.,
3.50%, 11/1/24	25	25

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Portfolio of Investments (cont'd)

Global Multi-Asset Income Portfolio

	Face Amount (000)		Value (000)
United States (cont'd)
Wells Fargo & Co.,
3.45%, 2/13/23		$50	$50
			1,254
			1,708
Sovereign (18.5%)
Australia (0.9%)
Australia Government Bond,
3.25%, 4/21/25	AUD	170	126
Belgium (0.4%)
Belgium Government Bond,
0.80%, 6/22/25 (c)	EUR	50	55
Canada (1.7%)
Canadian Government Bond,
3.25%, 6/1/21	CAD	280	236
France (1.4%)
France Government Bond OAT,
3.25%, 5/25/45	EUR	60	88
5.50%, 4/25/29		60	102
			190
Germany (0.9%)
Bundesrepublik Deutschland,
4.25%, 7/4/39		30	54
4.75%, 7/4/34		40	73
			127
Greece (0.2%)
Hellenic Republic Government Bond,
3.00%, 2/24/23 - 2/24/42 (d)		40	33
Hungary (0.4%)
Hungary Government International Bond,
5.75%, 11/22/23		$50	56
Ireland (0.1%)
Ireland Government Bond,
5.40%, 3/13/25	EUR	10	15
Italy (1.9%)
Italy Buoni Poliennali Del Tesoro,
1.50%, 6/1/25		20	22
1.65%, 3/1/32 (c)		80	82
2.35%, 9/15/24 (c)		130	165
			269
Japan (3.5%)
Japan Government Ten Year Bond,
0.50%, 9/20/24	JPY	36,000	307
Japan Government Thirty Year Bond,
2.00%, 9/20/40		18,600	178
			485
Mexico (0.2%)
Petroleos Mexicanos,
6.38%, 1/23/45		$25	23
	Face Amount (000)		Value (000)
Netherlands (0.4%)
Netherlands Government Bond,
0.25%, 7/15/25 (c)	EUR	50	$53
New Zealand (0.8%)
New Zealand Government Bond,
5.50%, 4/15/23	NZD	160	120
Poland (0.4%)
Poland Government Bond,
4.00%, 10/25/23	PLN	210	60
South Africa (0.6%)
South Africa Government Bond,
8.00%, 1/31/30	ZAR	1,300	88
Spain (1.3%)
Spain Government Bond,
4.20%, 1/31/37 (c)	EUR	80	109
Spain Government Inflation Linked Bond,
1.00%, 11/30/30 (c)		40	43
1.80%, 11/30/24 (c)		30	36
			188
United Kingdom (3.4%)
United Kingdom Gilt,
2.75%, 9/7/24	GBP	130	214
4.25%, 6/7/32 - 9/7/39		130	257
			471
			2,595
U.S. Treasury Securities (6.6%)
United States (6.6%)
U.S. Treasury Bond,
3.50%, 2/15/39		$140	158
U.S. Treasury Inflation Indexed Bond,
0.25%, 1/15/25		262	251
U.S. Treasury Notes,
0.63%, 9/30/17		220	220
2.38%, 6/30/18		290	302
			931
Total Fixed Income Securities (Cost $6,310)			6,203
	Shares
Common Stocks (37.1%)
Australia (1.6%)
Ansell Ltd.		408	5
APA Group		600	4
ARB Corp., Ltd.		1,131	11
AusNet Services		921	1
Automotive Holdings Group Ltd.		3,150	9
BlueScope Steel Ltd.		2,800	7
BWP Trust REIT		4,527	10
Challenger Ltd.		2,164	11
Downer EDI Ltd.		2,531	6
DUET Group		6,148	9
Evolution Mining Ltd.		1,005	1
Goodman Group REIT		846	3

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Portfolio of Investments (cont'd)

Global Multi-Asset Income Portfolio

	Shares	Value (000)
Australia (cont'd)
GPT Group REIT	1,161	$4
GrainCorp Ltd.	1,245	8
Invocare Ltd.	866	7
IOOF Holdings Ltd.	3,233	20
JB Hi-Fi Ltd.	601	8
Macquarie Atlas Roads Group	228	1
Newcrest Mining Ltd. (e)	463	4
Northern Star Resources Ltd.	627	1
Oil Search Ltd.	1,344	7
Perpetual Ltd.	563	16
Primary Health Care Ltd.	1,955	5
Scentre Group REIT	1,969	5
Shopping Centres Australasia Property Group REIT	7,252	10
Sims Metal Management Ltd.	934	6
Spark Infrastructure Group	5,806	8
Stockland REIT	1,304	3
Sydney Airport	595	2
Transurban Group	1,054	7
Veda Group Ltd.	8,420	16
Westfield Corp. REIT	694	5
		220
Austria (0.1%)
Erste Group Bank AG (e)	391	11
Belgium (0.7%)
Anheuser-Busch InBev N.V.	521	55
Cofinimmo SA REIT	43	5
Elia System Operator SA	19	1
KBC Groep N.V.	707	45
Viohalco SA (e)	25	—	@
		106
Brazil (0.0%)
Cia de Saneamento Basico do Estado de Sao Paulo ADR	200	1
Canada (1.6%)
Agnico-Eagle Mines Ltd.	150	4
Alimentation Couche-Tard, Inc.	100	5
ARC Resources Ltd.	100	1
Bank of Montreal	100	5
Bank of Nova Scotia	200	9
Barrick Gold Corp.	600	4
Barrick Gold Corp.	200	1
Blackberry Ltd. (e)	100	1
Brookfield Asset Management, Inc., Class A	200	6
Cameco Corp.	100	1
Canadian Imperial Bank of Commerce	100	7
Canadian National Railway Co.	100	6
Canadian Natural Resources Ltd.	200	4
Cenovus Energy, Inc.	100	1
Centerra Gold, Inc.	300	2
Cominar Real Estate Investment Trust REIT	400	5
Crescent Point Energy Corp.	100	1
Detour Gold Corp. (e)	150	2
	Shares	Value (000)
Eldorado Gold Corp.	600	$2
Enbridge, Inc.	600	22
Encana Corp.	200	1
First Quantum Minerals Ltd.	100	—	@
Fortis, Inc.	300	9
Franco-Nevada Corp.	150	7
Goldcorp, Inc.	300	4
Goldcorp, Inc.	200	2
H&R Real Estate Investment Trust REIT	200	3
Husky Energy, Inc.	100	2
Imperial Oil Ltd.	100	3
Inter Pipeline Ltd.	300	6
Keyera Corp.	100	3
Kinross Gold Corp. (e)	1,190	2
Lululemon Athletica, Inc. (e)	100	5
Magna International, Inc.	100	5
Manulife Financial Corp.	300	5
New Gold, Inc. (e)	600	1
Osisko Gold Royalties Ltd.	150	2
Pan American Silver Corp.	150	1
Pembina Pipeline Corp.	300	7
Potash Corp. of Saskatchewan, Inc.	100	2
Power Corp. of Canada	100	2
RioCan REIT	200	4
Rogers Communications, Inc., Class B	100	3
Royal Bank of Canada	200	11
Shaw Communications, Inc., Class B	100	2
Silver Wheaton Corp.	300	4
Silver Wheaton Corp.	100	1
Sun Life Financial, Inc.	100	3
Suncor Energy, Inc.	200	5
Teck Resources Ltd., Class B	100	—	@
Thomson Reuters Corp.	100	4
Toronto-Dominion Bank (The)	300	12
TransCanada Corp.	500	16
Veresen, Inc.	200	2
Yamana Gold, Inc.	740	1
		229
China (0.1%)
Beijing Enterprises Holdings Ltd. (f)	500	3
China Gas Holdings Ltd. (f)	2,000	3
Hanergy Thin Film Power Group Ltd. (e)(f)(g)(h)	2,000	—	@
Hutchison Port Holdings Trust (Units) (i)	3,100	2
Zijin Mining Group Co., Ltd. H Shares (f)	6,000	1
		9
Denmark (0.0%)
Danske Bank A/S	14	—	@
Finland (0.4%)
Kone Oyj, Class B	308	12
Nokia Oyj	2,622	18
Sampo Oyj, Class A	419	20
UPM-Kymmene Oyj	591	9
		59

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Portfolio of Investments (cont'd)

Global Multi-Asset Income Portfolio

	Shares	Value (000)
France (6.8%)
Accor SA	790	$37
Aeroports de Paris (ADP)	18	2
Air Liquide SA	268	32
Airbus Group SE	388	23
Alcatel-Lucent (e)	2,245	8
Atos SE	220	17
AXA SA	1,184	29
BNP Paribas SA	703	41
Bouygues SA	674	24
Cap Gemini SA	557	50
Carrefour SA	459	14
Cie de Saint-Gobain	1,117	49
Cie Generale des Etablissements Michelin	152	14
Credit Agricole SA	3,394	39
Danone SA	428	27
Engie	993	16
Essilor International SA	169	21
Eutelsat Communications SA	91	3
Gecina SA REIT	30	4
Groupe Eurotunnel SE	832	11
Kering	62	10
Klepierre REIT	77	3
L'Oreal SA	157	27
Legrand SA	285	15
LVMH Moet Hennessy Louis Vuitton SE	174	30
Orange SA	1,290	19
Pernod Ricard SA	167	17
Publicis Groupe SA	191	13
Renault SA	144	10
Rexel SA	531	7
Safran SA	280	21
Sanofi	721	69
Schneider Electric SE	373	21
SES SA	548	17
Societe Generale SA	513	23
Sodexo SA	162	13
Total SA	1,317	59
Unibail-Rodamco SE REIT	107	28
Valeo SA	85	11
Vinci SA	901	57
Vivendi SA	876	21
		952
Germany (5.0%)
Adidas AG	173	14
Allianz SE (Registered)	278	44
BASF SE	563	43
Bayer AG (Registered)	501	64
Bayerische Motoren Werke AG	203	18
Commerzbank AG (e)	2,202	23
Continental AG	81	17
Daimler AG (Registered)	560	41
	Shares	Value (000)
Deutsche Bank AG (Registered)	952	$26
Deutsche Boerse AG	586	50
Deutsche Euroshop AG	74	3
Deutsche Post AG (Registered)	689	19
Deutsche Telekom AG (Registered)	1,949	35
Deutsche Wohnen AG	133	3
E.ON SE	1,387	12
Fraport AG Frankfurt Airport Services Worldwide	21	1
Fresenius Medical Care AG & Co., KGaA	160	12
Fresenius SE & Co., KGaA	247	17
Hamburger Hafen und Logistik AG	13	—	@
HeidelbergCement AG	170	12
Henkel AG & Co., KGaA	105	9
Henkel AG & Co., KGaA (Preference)	136	14
Infineon Technologies AG	1,077	12
Johnson Electric Holdings Ltd. (f)	1,500	5
Linde AG	125	20
Merck KGaA	149	13
Muenchener Rueckversicherungs AG (Registered)	129	24
Porsche Automobil Holding SE (Preference)	146	6
ProSiebenSat.1 Media SE (Registered)	606	30
RWE AG	416	5
SAP SE	563	36
Siemens AG (Registered)	491	44
ThyssenKrupp AG	497	9
Volkswagen AG (Preference)	98	11
Vonovia SE	407	13
		705
Greece (0.1%)
Aegean Airlines SA	27	—	@
Alpha Bank AE (e)	1,946	—	@
Athens Water Supply & Sewage Co., SA (The)	18	—	@
Attica Bank SA (e)	1,136	—	@
Ellaktor SA (e)	85	—	@
Eurobank Ergasias SA (e)	4,737	—	@
FF Group (e)	29	1
Fourlis Holdings SA (e)	36	—	@
Frigoglass SAIC (e)	12	—	@
GEK Terna Holding Real Estate Construction SA (e)	73	—	@
Grivalia Properties REIC AE REIT	24	—	@
Hellenic Exchanges - Athens Stock Exchange SA	117	1
Hellenic Petroleum SA (e)	54	—	@
Hellenic Telecommunications Organization SA	143	1
Intralot SA-Integrated Lottery Systems & Services (e)	31	—	@
JUMBO SA	118	1
Lamda Development SA (e)	8	—	@
Marfin Investment Group Holdings SA (e)	491	—	@
Metka SA	17	—	@
Motor Oil Hellas Corinth Refineries SA (e)	35	1
Mytilineos Holdings SA (e)	96	1
National Bank of Greece SA (e)	871	1
OPAP SA	123	1

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Portfolio of Investments (cont'd)

Global Multi-Asset Income Portfolio

	Shares	Value (000)
Greece (cont'd)
Piraeus Bank SA (e)	1,072	$—	@
Piraeus Port Authority SA	3	—	@
Public Power Corp. SA	203	1
Sarantis SA	4	—	@
Terna Energy SA (e)	22	—	@
Thrace Plastics Co., SA	15	—	@
Titan Cement Co., SA	20	1
		10
Hong Kong (0.5%)
Beijing Enterprises Water Group Ltd. (e)	2,000	1
Champion REIT	9,000	5
Great Eagle Holdings Ltd.	2,017	6
Hang Lung Group Ltd.	1,000	3
Hang Lung Properties Ltd.	1,000	2
Hong Kong & China Gas Co., Ltd.	4,400	8
Hongkong & Shanghai Hotels Ltd. (The)	3,032	3
Hongkong Land Holdings Ltd.	400	3
Hopewell Holdings Ltd.	1,500	5
HSBC Holdings PLC	1,208	9
Kowloon Development Co., Ltd. REIT	6,000	7
Link REIT (The)	1,000	6
New World Development Co., Ltd.	4,000	4
Stella International Holdings Ltd.	1,500	4
		66
Ireland (0.5%)
Bank of Ireland (e)	20,873	8
Bank of Ireland (e)	33,548	13
CRH PLC	1,502	40
Kerry Group PLC, Class A	107	8
		69
Italy (2.5%)
Assicurazioni Generali SpA	903	17
Atlantia SpA	1,923	54
Banca Monte dei Paschi di Siena SpA (e)	123	—	@
Banco Popolare SC (e)	347	5
Enel SpA	4,766	21
Eni SpA	1,766	28
Intesa Sanpaolo SpA	25,434	90
Luxottica Group SpA	184	13
Mediobanca SpA	2,888	28
Snam SpA	3,511	18
Societa Iniziative Autostradali e Servizi SpA	38	—	@
Telecom Italia SpA (e)	9,037	11
Terna Rete Elettrica Nazionale SpA	780	4
UniCredit SpA	9,587	60
Unione di Banche Italiane SCPA	952	7
		356
Japan (0.2%)
Japan Real Estate Investment Corp. REIT	1	4
Japan Retail Fund Investment Corp. REIT	2	4
Mizuho Financial Group, Inc.	400	1
	Shares	Value (000)
Nippon Building Fund, Inc. REIT	1	$5
Resona Holdings, Inc.	100	1
Tokyo Gas Co., Ltd.	1,000	5
United Urban Investment Corp. REIT	2	2
		22
Mexico (0.0%)
Empresas ICA SAB de CV ADR (e)	100	—	@
Netherlands (1.8%)
Aegon N.V.	1,605	9
Akzo Nobel N.V.	245	16
ArcelorMittal	976	5
ASML Holding N.V.	211	19
Fiat Chrysler Automobiles N.V. (e)	670	9
Heineken N.V.	204	17
ING Groep N.V. CVA	2,480	35
Koninklijke Ahold N.V.	895	17
Koninklijke KPN N.V.	3,064	11
Koninklijke Philips N.V.	768	18
Koninklijke Vopak N.V.	39	2
Randstad Holding N.V.	440	26
RELX N.V.	1,056	17
Unilever N.V. CVA	1,001	40
Wolters Kluwer N.V.	440	14
		255
New Zealand (0.0%)
Auckland International Airport Ltd.	523	2
Nicaragua (0.0%)
B2Gold Corp. (e)	900	1
Norway (0.0%)
DNB ASA	43	1
Peru (0.0%)
Cia de Minas Buenaventura SA ADR	300	2
Portugal (0.1%)
Banco Comercial Portugues SA (e)	51,912	2
EDP - Energias de Portugal SA	3,523	13
		15
Singapore (0.1%)
CapitaLand Ltd.	1,500	3
City Developments Ltd.	500	3
Global Logistic Properties Ltd.	1,700	2
		8
South Africa (0.1%)
AngloGold Ashanti Ltd. ADR (e)	300	3
Gold Fields Ltd. ADR	900	2
SABMiller PLC	142	8
		13
Spain (2.5%)
Abertis Infraestructuras SA	217	3
Amadeus IT Holding SA, Class A	415	18
Banco Bilbao Vizcaya Argentaria SA	4,643	39
Banco de Sabadell SA	9,081	17

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Portfolio of Investments (cont'd)

Global Multi-Asset Income Portfolio

	Shares	Value (000)
Spain (cont'd)
Banco Popular Espanol SA	2,360	$9
Banco Santander SA	8,873	47
Bankia SA	12,699	16
Bankinter SA	1,019	8
CaixaBank SA	9,462	37
Enagas SA	120	3
Ferrovial SA	234	6
Iberdrola SA	4,596	31
Industria de Diseno Textil SA	730	24
International Consolidated Airlines Group SA (e)	3,518	31
Obrascon Huarte Lain SA	21	—	@
Red Electrica Corp., SA	62	5
Repsol SA	1,143	13
Telefonica SA	3,008	37
		344
Sweden (0.0%)
Castellum AB	206	3
Nordea Bank AB	61	1
Skandinaviska Enskilda Banken AB, Class A	67	1
Svenska Handelsbanken AB, Class A	29	—	@
Swedbank AB, Class A	18	—	@
		5
Switzerland (0.4%)
Adecco SA (Registered) (e)	525	38
Coca-Cola HBC AG (e)	28	1
Flughafen Zuerich AG (Registered)	2	1
LafargeHolcim Ltd. (Registered) (e)	155	8
Swiss Prime Site AG (Registered) (e)	38	3
		51
United Kingdom (2.5%)
ARM Holdings PLC	304	4
AstraZeneca PLC	166	11
Aviva PLC	707	5
BAE Systems PLC	932	6
Barclays PLC	2,683	10
BG Group PLC	450	7
BHP Billiton PLC	312	5
BP PLC	2,445	12
British American Tobacco PLC	248	14
British Land Co., PLC REIT	513	7
BT Group PLC	1,276	8
Capital & Counties Properties PLC	569	4
Compass Group PLC	488	8
Diageo PLC	351	10
GlaxoSmithKline PLC	633	12
Glencore PLC (e)	1,632	2
Hammerson PLC REIT	564	5
Henderson Group PLC	571	2
HSBC Holdings PLC	2,709	21
Imperial Tobacco Group PLC	166	9
Land Securities Group PLC REIT	369	7
	Shares	Value (000)
Liberty Global PLC LiLAC Series C (e)	5	$—	@
Lloyds Banking Group PLC	9,000	10
National Grid PLC	2,949	41
Next PLC	47	5
Pennon Group PLC	221	3
Prudential PLC	462	10
Reckitt Benckiser Group PLC	103	9
Rio Tinto PLC	186	6
Rolls-Royce Holdings PLC (e)	304	3
Royal Bank of Scotland Group PLC (e)	144	1
Royal Dutch Shell PLC, Class A	757	18
Severn Trent PLC	134	4
Shire PLC	83	6
Taylor Wimpey PLC	1,417	4
Tesco PLC	1,173	3
Unilever PLC	218	9
United Utilities Group PLC	383	5
Verizon Communications, Inc.	400	17
Vodafone Group PLC	3,442	11
Wolseley PLC	107	6
WPP PLC	379	8
		348
United States (9.5%)
Abbott Laboratories	100	4
AbbVie, Inc.	200	11
AGL Resources, Inc.	100	6
Alamos Gold, Inc., Class A (e)	300	1
Alcoa, Inc.	100	1
Alexandria Real Estate Equities, Inc. REIT	100	8
Altria Group, Inc.	200	11
American Campus Communities, Inc. REIT	100	4
American International Group, Inc.	100	6
American Tower Corp. REIT	200	18
American Water Works Co., Inc.	100	5
Annaly Capital Management, Inc. REIT	100	1
Apple, Inc.	700	77
Applied Materials, Inc.	100	1
Aqua America, Inc.	100	3
AT&T, Inc.	500	16
Atmos Energy Corp.	100	6
Bank of America Corp.	1,700	26
Bank of New York Mellon Corp. (The)	100	4
Bed Bath & Beyond, Inc. (e)	100	6
Berkshire Hathaway, Inc., Class B (e)	100	13
Best Buy Co., Inc.	100	4
Bloomin' Brands, Inc.	100	2
Boston Properties, Inc. REIT	100	12
Boston Scientific Corp. (e)	100	2
Bristol-Myers Squibb Co.	200	12
Care Capital Properties, Inc. REIT	25	1
CenterPoint Energy, Inc.	200	4
Charles Schwab Corp. (The)	100	3

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Portfolio of Investments (cont'd)

Global Multi-Asset Income Portfolio

	Shares	Value (000)
United States (cont'd)
Chemours Co. (The)	20	$—	@
Cheniere Energy, Inc. (e)	100	5
Chevron Corp.	200	16
Cisco Systems, Inc.	700	18
Citigroup, Inc.	400	20
Coca-Cola Co.	600	24
Colgate-Palmolive Co.	100	6
Columbia Pipeline Group, Inc.	200	4
Comcast Corp., Class A	200	11
ConocoPhillips	100	5
Consolidated Edison, Inc.	200	13
Corning, Inc.	100	2
Crown Castle International Corp. REIT	200	16
CSX Corp.	100	3
CVS Health Corp.	100	10
Danaher Corp.	17	1
DDR Corp. REIT	300	5
Digital Realty Trust, Inc. REIT	100	6
Dollar General Corp.	100	7
Dollar Tree, Inc. (e)	24	2
Dominion Resources, Inc.	100	7
Duke Realty Corp. REIT	200	4
eBay, Inc. (e)	100	2
EMC Corp.	200	5
Equity Lifestyle Properties, Inc. REIT	100	6
Equity Residential REIT	100	7
Eversource Energy	200	10
Express Scripts Holding Co. (e)	100	8
Extra Space Storage, Inc. REIT	100	8
Exxon Mobil Corp.	400	30
Facebook, Inc., Class A (e)	200	18
Ford Motor Co.	300	4
Freeport-McMoRan, Inc.	100	1
Gap, Inc. (The)	100	3
General Electric Co.	1,300	33
General Growth Properties, Inc. REIT	300	8
General Motors Co.	100	3
Gilead Sciences, Inc.	100	10
H&R Block, Inc.	100	4
Hanesbrands, Inc.	100	3
HCP, Inc. REIT	200	7
Hecla Mining Co.	450	1
Hewlett-Packard Co.	200	5
Highwoods Properties, Inc. REIT	100	4
Home Depot, Inc.	100	11
Host Hotels & Resorts, Inc. REIT	300	5
Huntington Bancshares, Inc.	100	1
Intel Corp.	600	18
ITC Holdings Corp.	100	3
Johnson & Johnson	300	28
JPMorgan Chase & Co.	400	24
Kilroy Realty Corp. REIT	100	6
	Shares	Value (000)
Kimco Realty Corp. REIT	200	$5
Kinder Morgan, Inc.	1,100	30
Kraft Heinz Co. (The)	100	7
L Brands, Inc.	100	9
Liberty Property Trust REIT	100	3
Macerich Co. (The) REIT	100	8
Macy's, Inc.	100	5
Marriott International, Inc., Class A	100	7
Medtronic PLC	100	7
Merck & Co., Inc.	300	15
MetLife, Inc.	100	5
Micron Technology, Inc. (e)	100	1
Microsoft Corp.	1,100	49
Mid-America Apartment Communities, Inc. REIT	100	8
Mondelez International, Inc., Class A	200	8
National Health Investors, Inc. REIT	100	6
National Retail Properties, Inc. REIT	100	4
NetScout Systems, Inc. (e)	199	7
Newmont Mining Corp.	300	5
NiSource, Inc.	200	4
ONEOK, Inc.	100	3
Oracle Corp.	500	18
PayPal Holdings, Inc. (e)	100	3
Pepco Holdings, Inc.	100	2
PepsiCo, Inc.	100	9
Pfizer, Inc.	900	28
PG&E Corp.	300	16
Philip Morris International, Inc.	100	8
Procter & Gamble Co. (The)	300	21
ProLogis, Inc. REIT	200	8
Public Storage REIT	100	21
QUALCOMM, Inc.	200	11
Realty Income Corp. REIT	100	5
Regency Centers Corp. REIT	100	6
Regions Financial Corp.	100	1
Ross Stores, Inc.	100	5
SBA Communications Corp., Class A (e)	100	10
Schlumberger Ltd.	100	7
Sempra Energy	100	10
Sibanye Gold Ltd. ADR	300	1
Simon Property Group, Inc. REIT	100	18
Sirius XM Holdings, Inc. (e)	200	1
Spectra Energy Corp.	500	13
Starbucks Corp.	100	6
Tahoe Resources, Inc.	300	2
Target Corp.	300	24
Texas Instruments, Inc.	100	5
TJX Cos., Inc. (The)	200	14
Twenty-First Century Fox, Inc., Class A	100	3
UDR, Inc. REIT	100	3
US Bancorp	200	8
Ventas, Inc. REIT	100	6
VEREIT, Inc. REIT	400	3

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Portfolio of Investments (cont'd)

Global Multi-Asset Income Portfolio

	Shares	Value (000)
United States (cont'd)
Visa, Inc., Class A	200	$14
Vornado Realty Trust REIT	100	9
Wal-Mart Stores, Inc.	200	13
Walt Disney Co. (The)	200	20
Wells Fargo & Co.	600	31
Welltower, Inc.	100	7
Williams Cos., Inc. (The)	400	15
WP Carey, Inc. REIT	100	6
Xerox Corp.	100	1
Yahoo!, Inc. (e)	100	3
		1,340
Total Common Stocks (Cost $5,821)		5,200
Investment Companies (7.0%)
United States (7.0%)
Morgan Stanley Institutional Fund Trust — High Yield Portfolio (See Note G)	57,692	565
Morgan Stanley Institutional Fund, Inc. — Emerging Markets Fixed Income Opportunities Portfolio (See Note G)	47,690	417
Total Investment Companies (Cost $1,054)		982
Short-Term Investments (14.7%)
Investment Company (12.4%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $1,742)	1,741,588	1,742
	Face Amount (000)
U.S. Treasury Security (2.3%)
U.S. Treasury Bill,
0.26%, 3/10/16 (j)(k) (Cost $318)	$318	318
Total Short-Term Investments (Cost $2,060)		2,060
Total Investments (103.0%) (Cost $15,245) (l)(m)(n)		14,445
Liabilities in Excess of Other Assets (-3.0%)		(414)
Net Assets (100.0%)		$14,031

(a)  Security is subject to delayed delivery.

(b)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2015.

(c)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(d)  Multi-step — Coupon rate changes in predetermined increments to maturity. Rate disclosed is as of September 30, 2015. Maturity date disclosed is the ultimate maturity date.

(e)  Non-income producing security.

(f)  Security trades on the Hong Kong exchange.

(g)  At September 30, 2015, the Portfolio held a fair valued security valued at less than $500, representing less than 0.05% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

(h)  Security has been deemed illiquid at September 30, 2015.

(i)  Consists of one or more classes of securities traded together as a unit; stocks with attached warrants.

(j)  Rate shown is the yield to maturity at September 30, 2015.

(k)  All or a portion of the security was pledged to cover margin requirements for swap agreements.

(l)  Securities are available for collateral in connection with securities purchased on a forward commitment basis, open call options written, foreign currency forward exchange contracts, futures contracts and swap agreements.

(m)  The approximate fair value and percentage of net assets, $3,605,000 and 25.7%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(n)  At September 30, 2015, the aggregate cost for Federal income tax purposes is approximately $15,293,000. The aggregate gross unrealized appreciation is approximately $173,000 and the aggregate gross unrealized depreciation is approximately $1,021,000 resulting in net unrealized depreciation of approximately $848,000.

ADR  American Depositary Receipt.

CVA  Certificaten Van Aandelen.

OAT  Obligations Assimilables du Trésor (French Treasury Obligation).

REIT  Real Estate Investment Trust.

TBA  To Be Announced.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Portfolio of Investments (cont'd)

Global Multi-Asset Income Portfolio

Call Options Written:

The Portfolio had the following call options written open at September 30, 2015:

Number of Contracts	Description	Strike Price	Expiration Date	Value (000)
EUR 110	Euro Stoxx 50 Index (Premiums received $10)	$3,175.00	Oct-15	$(5)
JPY 3,000	NIKKEI Index (Premiums received $10)	18,375.00	Oct-15	(2)
USD 120	iShares MSCI Emerging Markets Index Fund (Premiums received $10)	34.50	Oct-15	(2)
USD 3	S&P 500 Index (Premiums received $11)	1,975.00	Oct-15	(3)
				$(12)

Foreign Currency Forward Exchange Contracts:

The Portfolio had the following foreign currency forward exchange contracts open at September 30, 2015:

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
Citibank NA	NOK	208	$24	10/5/15	USD	25	$25	$1
Deutsche Bank AG	EUR	47	52	10/5/15	USD	52	52	(—	@)
Deutsche Bank AG	MXN	1,299	77	10/5/15	USD	77	77	(—	@)
Deutsche Bank AG	PLN	60	16	10/5/15	USD	16	16	—	@
Deutsche Bank AG	USD	54	54	10/5/15	CHF	52	53	(1)
Deutsche Bank AG	USD	518	518	10/5/15	EUR	460	514	(4)
Deutsche Bank AG	USD	58	58	10/5/15	GBP	38	57	(1)
HSBC Bank PLC	NZD	357	228	10/5/15	USD	226	226	(2)
JPMorgan Chase Bank NA	CAD	65	49	10/5/15	USD	49	49	(—	@)
JPMorgan Chase Bank NA	GBP	4	6	10/5/15	EUR	5	6	—	@
JPMorgan Chase Bank NA	KRW	93,150	79	10/5/15	USD	79	79	(—	@)
JPMorgan Chase Bank NA	SEK	24	3	10/5/15	USD	3	3	(—	@)
JPMorgan Chase Bank NA	USD	5	5	10/5/15	EUR	4	5	—	@
JPMorgan Chase Bank NA	USD	2	2	10/5/15	JPY	276	2	(—	@)
JPMorgan Chase Bank NA	USD	35	35	10/5/15	NOK	296	35	—	@
UBS AG	CAD	116	87	10/5/15	USD	88	88	1
UBS AG	CHF	52	53	10/5/15	USD	53	53	(—	@)
UBS AG	USD	1	1	10/5/15	EUR	1	1	(—	@)
UBS AG	USD	5	5	10/5/15	GBP	3	5	(—	@)
UBS AG	USD	607	607	10/5/15	JPY	72,687	606	(1)
UBS AG	USD	79	79	10/5/15	KRW	93,150	79	(—	@)
UBS AG	USD	77	77	10/5/15	MXN	1,303	77	—	@
UBS AG	USD	90	90	10/5/15	NZD	143	91	1
UBS AG	USD	11	11	10/5/15	SGD	15	11	(—	@)
UBS AG	USD	17	17	10/5/15	THB	625	17	(—	@)
UBS AG	ZAR	1,041	75	10/5/15	USD	77	77	2
JPMorgan Chase Bank NA	AUD	125	88	10/6/15	USD	88	88	—	@
JPMorgan Chase Bank NA	USD	45	45	10/6/15	AUD	64	45	(—	@)
Bank of America NA	EUR	89	100	10/15/15	USD	101	101	1
Bank of America NA	EUR	56	63	10/15/15	USD	63	63	—	@
Bank of America NA	JPY	2,146	18	10/15/15	USD	18	18	—	@
Bank of America NA	USD	70	70	10/15/15	GBP	46	69	(1)
Bank of America NA	USD	109	109	10/15/15	JPY	12,944	108	(1)
Bank of Montreal	AUD	163	115	10/15/15	USD	116	116	1
Bank of Montreal	NZD	283	181	10/15/15	USD	178	178	(3)
Bank of Montreal	USD	102	102	10/15/15	AUD	145	102	—	@
Bank of Montreal	USD	41	41	10/15/15	EUR	36	40	(1)
Bank of Montreal	USD	101	101	10/15/15	NZD	159	102	1
Bank of Montreal	USD	10	10	10/15/15	TRY	32	10	—	@
Bank of New York Mellon	CHF	121	124	10/15/15	USD	124	124	—	@
Bank of New York Mellon	USD	144	144	10/15/15	SEK	1,190	143	(1)
Barclays Bank PLC	AUD	54	38	10/15/15	USD	38	38	—	@

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Portfolio of Investments (cont'd)

Global Multi-Asset Income Portfolio

Foreign Currency Forward Exchange Contracts: (cont'd)

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
Barclays Bank PLC	BRL	18	$5	10/15/15	USD	5	$5	$—	@
Barclays Bank PLC	USD	16	16	10/15/15	BRL	64	16	—	@
Barclays Bank PLC	USD	62	62	10/15/15	GBP	41	61	(1)
Citibank NA	EUR	128	143	10/15/15	USD	144	144	1
Citibank NA	EUR	38	43	10/15/15	USD	43	43	—	@
Citibank NA	GBP	65	98	10/15/15	USD	101	101	3
Citibank NA	GBP	17	26	10/15/15	USD	26	26	—	@
Citibank NA	THB	5,167	142	10/15/15	USD	143	143	1
Citibank NA	USD	24	24	10/15/15	KRW	28,511	24	—	@
Citibank NA	USD	13	13	10/15/15	MYR	55	13	(—	@)
Citibank NA	USD	8	8	10/15/15	RUB	578	8	—	@
Citibank NA	USD	15	15	10/15/15	RUB	1,018	15	—	@
Citibank NA	USD	76	76	10/15/15	THB	2,724	75	(1)
Citibank NA	USD	25	25	10/15/15	THB	908	25	(—	@)
Commonwealth Bank of Australia	AUD	439	308	10/15/15	USD	311	311	3
Commonwealth Bank of Australia	USD	46	46	10/15/15	AUD	64	45	(1)
Commonwealth Bank of Australia	USD	162	162	10/15/15	AUD	226	159	(3)
Credit Suisse International	NZD	158	101	10/15/15	USD	99	99	(2)
Credit Suisse International	USD	217	217	10/15/15	EUR	190	212	(5)
Credit Suisse International	USD	103	103	10/15/15	NZD	162	104	1
Deutsche Bank AG	CHF	241	248	10/15/15	USD	248	248	—	@
Deutsche Bank AG	USD	63	63	10/15/15	HKD	491	63	—	@
Deutsche Bank AG	USD	25	25	10/15/15	JPY	3,061	25	—	@
Deutsche Bank AG	USD	288	288	10/15/15	SEK	2,383	285	(3)
Goldman Sachs International	GBP	41	62	10/15/15	USD	62	62	—	@
Goldman Sachs International	USD	2	2	10/15/15	GBP	1	2	(—	@)
Goldman Sachs International	USD	108	108	10/15/15	GBP	69	104	(4)
JPMorgan Chase Bank NA	EUR	1,252	1,400	10/15/15	USD	1,413	1,413	13
JPMorgan Chase Bank NA	GBP	12	18	10/15/15	USD	18	18	—	@
JPMorgan Chase Bank NA	INR	2,088	31	10/15/15	USD	31	31	(—	@)
JPMorgan Chase Bank NA	INR	1,183	18	10/15/15	USD	18	18	—	@
JPMorgan Chase Bank NA	KRW	237,652	200	10/15/15	USD	200	200	(—	@)
JPMorgan Chase Bank NA	PLN	136	36	10/15/15	USD	37	37	1
JPMorgan Chase Bank NA	USD	58	58	10/15/15	CAD	78	58	(—	@)
JPMorgan Chase Bank NA	USD	41	41	10/15/15	DKK	274	41	(—	@)
JPMorgan Chase Bank NA	USD	29	29	10/15/15	EUR	26	29	(—	@)
JPMorgan Chase Bank NA	USD	103	103	10/15/15	GBP	67	102	(1)
JPMorgan Chase Bank NA	USD	46	46	10/15/15	INR	3,089	47	1
JPMorgan Chase Bank NA	USD	262	262	10/15/15	JPY	31,528	262	—	@
JPMorgan Chase Bank NA	USD	47	47	10/15/15	KRW	54,844	47	(—	@)
JPMorgan Chase Bank NA	USD	55	55	10/15/15	KRW	64,382	54	(1)
JPMorgan Chase Bank NA	USD	50	50	10/15/15	KRW	59,791	50	—	@
JPMorgan Chase Bank NA	USD	26	26	10/15/15	MXN	430	26	(—	@)
JPMorgan Chase Bank NA	USD	76	76	10/15/15	SEK	627	75	(1)
JPMorgan Chase Bank NA	USD	34	34	10/15/15	SGD	48	34	(—	@)
State Street Bank and Trust Co.	CHF	146	150	10/15/15	USD	151	151	1
State Street Bank and Trust Co.	CHF	61	63	10/15/15	USD	64	64	1
State Street Bank and Trust Co.	CHF	29	30	10/15/15	USD	30	30	—	@
State Street Bank and Trust Co.	THB	1,903	53	10/15/15	USD	53	53	—	@
State Street Bank and Trust Co.	THB	597	16	10/15/15	USD	16	16	(—	@)
State Street Bank and Trust Co.	USD	13	13	10/15/15	CHF	13	13	—	@
State Street Bank and Trust Co.	USD	151	151	10/15/15	SEK	1,242	149	(2)
State Street Bank and Trust Co.	USD	64	64	10/15/15	SEK	520	63	(1)
State Street Bank and Trust Co.	USD	50	50	10/15/15	THB	1,816	50	(—	@)
UBS AG	CHF	7	7	10/15/15	USD	7	7	—	@
UBS AG	CHF	20	20	10/15/15	USD	20	20	—	@
UBS AG	CHF	26	27	10/15/15	USD	27	27	—	@
UBS AG	EUR	58	64	10/15/15	USD	65	65	1
UBS AG	EUR	113	126	10/15/15	USD	128	128	2

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Portfolio of Investments (cont'd)

Global Multi-Asset Income Portfolio

Foreign Currency Forward Exchange Contracts: (cont'd)

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
UBS AG	EUR	46	$51	10/15/15	USD	52	$52	$1
UBS AG	GBP	6	10	10/15/15	USD	10	10	—	@
UBS AG	GBP	2	2	10/15/15	USD	2	2	—	@
UBS AG	TWD	93	3	10/15/15	USD	3	3	—	@
UBS AG	ZAR	15	1	10/15/15	USD	1	1	—	@
JPMorgan Chase Bank NA	USD	78	78	11/4/15	KRW	93,150	78	—	@
UBS AG	USD	53	53	11/4/15	CHF	52	53	—	@
Citibank NA	CNY	289	44	5/19/16	USD	46	46	2
Citibank NA	CNY	847	132	5/19/16	USD	136	136	4
Deutsche Bank AG	CNY	565	87	5/19/16	USD	90	90	3
			$9,911				$9,916	$5

Futures Contracts:

The Portfolio had the following futures contracts open at September 30, 2015:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Long:
Gold Futures (United States)	2	$223	Dec-15	$(5)
MSCI Emerging Market E Mini (United States)	19	752	Dec-15	(16)
NIKKEI 225 (United States)	7	510	Dec-15	(14)
S&P 500 E MINI Index (United States)	14	1,336	Dec-15	(16)
U.S. Treasury 10 yr. Note (United States)	2	258	Dec-15	3
U.S. Treasury 5 yr. Note (United States)	2	241	Dec-15	1
U.S. Treasury Long Bond (United States)	1	157	Dec-15	3
Short:
Copper Futures (United States)	1	(58)	Dec-15	(2)
Euro Stoxx 50 Index (Germany)	16	(553)	Dec-15	14
SPI 200 Index (Australia)	1	(88)	Dec-15	(— @)
TOPIX Index (Japan)	1	(118)	Dec-15	5
U.S. Treasury 10 yr. Note (United States)	9	(1,159)	Dec-15	(12)
U.S. Treasury 2 yr. Note (United States)	1	(219)	Dec-15	(— @)
U.S. Treasury Long Bond (United States)	1	(157)	Dec-15	(3)
UK Long Gilt Bond (United Kingdom)	1	(180)	Dec-15	(3)
				$(45)

Credit Default Swap Agreements:

The Portfolio had the following credit default swap agreements open at September 30, 2015:

Swap Counterparty and Reference Obligation	Buy/Sell Protection	Notional Amount (000)		Pay/Receive Fixed Rate	Termination Date	Upfront Payment Paid (Received) (000)	Unrealized Appreciation (Depreciation) (000)			Value (000)	Credit Rating of Reference Obligation† (unaudited)
Goldman Sachs International People's Republic of China	Buy		$220	1.00%	12/20/20	$3	$	(—	@)	$3	AA-
Goldman Sachs International Australian Government	Buy		190	1.00	12/20/20	(5)		1		(4)	AAA
JPMorgan Chase Bank NA Russian Federation	Sell		120	1.00	12/20/20	(15)		1		(14)	BB+
Morgan Stanley & Co., LLC* CDX.NA.HY.24	Sell		98	5.00	6/20/20	3		(—	@)	3	NR
Morgan Stanley & Co., LLC* ITRAXX.XO.23	Sell	EUR	26	5.00	6/20/20	3		(1)		2	NR
			$654			$(11)		$1		$(10)

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Portfolio of Investments (cont'd)

Global Multi-Asset Income Portfolio

Interest Rate Swap Agreements:

The Portfolio had the following interest rate swap agreements open at September 30, 2015:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Termination Date	Notional Amount (000)		Unrealized Appreciation (Depreciation) (000)
Bank of America NA	1 Month TIIE	Receive	4.32%	7/27/17	MXN	2,772	$(1)
Bank of America NA	1 Month TIIE	Receive	4.33	7/27/17		1,526	(—	@)
Bank of America NA	1 Month TIIE	Receive	4.39	7/28/17		893	(—	@)
Bank of America NA	1 Month TIIE	Pay	6.30	7/17/25		514	(—	@)
Bank of America NA	1 Month TIIE	Pay	6.32	7/17/25		352	(—	@)
Bank of America NA	1 Month TIIE	Pay	6.32	7/18/25		219	(—	@)
Citibank NA	1 Month TIIE	Receive	4.29	7/25/17		1,534	(—	@)
Citibank NA	1 Month TIIE	Receive	4.35	7/28/17		3,382	—
Citibank NA	1 Month TIIE	Receive	4.38	7/28/17		952	(—	@)
Citibank NA	1 Month TIIE	Receive	4.48	8/24/17		20	(—	@)
Citibank NA	1 Month TIIE	Pay	6.36	7/15/25		373	(—	@)
Citibank NA	1 Month TIIE	Pay	6.34	7/16/25		162	(—	@)
Citibank NA	1 Month TIIE	Pay	6.33	7/18/25		285	—	@
Citibank NA	1 Month TIIE	Pay	6.40	8/14/25		60	(—	@)
Deutsche Bank AG	1 Month TIIE	Receive	4.38	7/28/17		1,408	(1)
Deutsche Bank AG	1 Month TIIE	Pay	6.33	7/18/25		292	(—	@)
Goldman Sachs International	1 Month TIIE	Receive	4.29	7/26/17		1,372	(—	@)
Goldman Sachs International	1 Month TIIE	Receive	4.38	7/28/17		1,404	(—	@)
Goldman Sachs International	1 Month TIIE	Pay	6.33	7/16/25		333	(—	@)
Goldman Sachs International	1 Month TIIE	Pay	6.32	7/18/25		292	(—	@)
JPMorgan Chase Bank NA	1 Month TIIE	Receive	4.34	7/27/17		850	(—	@)
JPMorgan Chase Bank NA	1 Month TIIE	Pay	6.33	7/17/25		383	(—	@)
JPMorgan Chase Bank NA	1 Month TIIE	Pay	6.39	9/18/25		676	(—	@)
UBS AG	1 Month TIIE	Receive	4.31	7/25/17		1,572	(—	@)
UBS AG	1 Month TIIE	Pay	6.37	7/15/25		382	—	@
							$(2)

Total Return Swap Agreements:

The Portfolio had the following total return swap agreements open at September 30, 2015:

Swap Counterparty	Index	Notional Amount (000)	Floating Rate	Pay/Receive Total Return of Referenced Index	Maturity Date	Unrealized Appreciation (Depreciation) (000)
Citibank NA	Citi Australia Bank Custom Basket††	$2	3 Month USD LIBOR minus 0.20%	Pay	8/23/16	$—	@
Citibank NA	Citi Australia Bank Custom Basket††	45	3 Month USD LIBOR minus 0.20%	Pay	8/23/16	5
JPMorgan Chase Bank NA	JPM Global Machinery Index††	52	3 Month USD LIBOR minus 0.55%	Pay	11/6/15	8
JPMorgan Chase Bank NA	JPM U.S. Machinery Index††	65	3 Month USD LIBOR minus 0.30%	Pay	11/9/15	9
JPMorgan Chase Bank NA	JPM Global Auto Components Index††	54	3 Month USD LIBOR minus 0.33%	Pay	12/17/15	—	@
JPMorgan Chase Bank NA	JPM Global Auto Components Index††	8	3 Month USD LIBOR minus 0.33%	Pay	12/17/15	—	@
JPMorgan Chase Bank NA	JPMorgan U.S. Refineries Custom Basket††	50	3 Month USD LIBOR minus 0.06%	Pay	9/1/16	(1)
JPMorgan Chase Bank NA	JPM Aerospace Index††	163	3 Month USD LIBOR minus 0.26%	Pay	9/8/16	4
JPMorgan Chase Bank NA	JPM Aerospace Index††	160	3 Month USD LIBOR minus 0.36%	Pay	9/8/16	(1)
						$24

††  See tables below for details of the equity basket holdings underlying the swap.
The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Portfolio of Investments (cont'd)

Global Multi-Asset Income Portfolio

The following table represents the equity basket holdings underlying the total return swap with Citi Australia Bank Custom Basket as of September 30, 2015.

Security Description	Index Weight
Citi Australia Bank Custom Basket
Australia & New Zealand Banking Group Ltd.	19.80%
Bank of Queensland Ltd.	1.14
Bendigo & Adelaide Bank Ltd.	1.19
Commonwealth Bank of Australia	32.65
National Australia Bank Ltd.	20.72
Westpac Banking Corp.	24.50
100.00%

The following table represents the equity basket holdings underlying the total return swap with JPM Global Machinery Index as of September 30, 2015.

Security Description	Index Weight
JPM Global Machinery Index
Alfa Laval AB	2.85%
Atlas Copco AB	8.26
Atlas Copco AB	4.48
CNH Industrial N.V.	3.64
CRRC Corp., Ltd.	1.32
Daewoo Shipbuilding & Marine Engineering	0.32
Doosan Infracore Co., Ltd.	0.40
GEA Group AG	3.74
Hino Motors Ltd.	1.34
Hitachi Construction Machinery Co., Ltd.	0.71
Hiwin Technologies Corp.	0.56
Hyundai Heavy Industries Co., Ltd.	1.74
Hyundai Mipo Dockyard Co., Ltd.	0.30
IMI PLC	2.17
JTEKT Corp.	1.43
Kawasaki Heavy Industries Ltd.	2.36
Komatsu Ltd.	6.76
Kone Oyj	6.25
Kubota Corp.	7.49
MAN SE	1.91
Melrose Industries PLC	2.57
Metso Oyj	1.26
NGK Insulators Ltd.	2.70
Samsung Heavy Industries Co., Ltd.	0.94
Sandvik AB	5.07
Schindler Holding AG	3.47
Schindler Holding AG	1.66
Sembcorp Marine Ltd.	0.74
SMC Corp.	5.91
Sulzer AG	1.23
Sumitomo Heavy Industries Ltd.	1.04
Vallourec SA	0.47
Volvo AB	8.26
Wartsila Oyj Abp	3.27
Weichai Power Co., Ltd.	0.26
Weir Group PLC (The)	2.06
Yangzijiang Shipbuilding Holdings Ltd.	0.78
Zoomlion Heavy Industry Science & Technology	0.28
100.00%

The following table represents the equity basket holdings underlying the total return swap with JPM U.S. Machinery Index as of September 30, 2015.

Security Description	Index Weight
JPM U.S. Machinery Index
AGCO Corp.	2.05%
Caterpillar, Inc.	20.99
Cummins, Inc.	9.58
Deere & Co.	12.19
Dover Corp.	4.78
Flowserve Corp.	2.76
Illinois Tool Works, Inc.	15.57
Ingersoll-Rand PLC	6.86
Joy Global, Inc.	0.78
PACCAR, Inc.	9.14
Parker-Hannifin Corp.	6.79
Pentair PLC	4.81
SPX Corp.	0.22
SPX FLOW, Inc.	0.64
Xylem, Inc.	2.84
100.00%

The following table represents the equity basket holdings underlying the total return swap with JPM Global Auto Components Index as of September 30, 2015.

Security Description	Index Weight
JPM Global Auto Components Index
Aisin Seiki Co., Ltd.	2.42%
Autoliv, Inc.	3.83
BorgWarner, Inc.	3.62
Bridgestone Corp.	8.49
Cheng Shin Rubber Industry Co., Ltd.	1.00
Cie Generale des Etablissements Michelin	6.40
Continental AG	8.83
Delphi Automotive PLC	8.66
Denso Corp.	7.75
GKN PLC	2.52
Hankook Tire Co., Ltd.	0.94
Hanon Systems	0.46
Hyundai Mobis Co., Ltd.	5.01
Hyundai Wia Corp.	0.67
Johnson Controls, Inc.	10.47
Koito Manufacturing Co., Ltd.	1.18
Magna International, Inc.	7.75
NGK Spark Plug Co., Ltd.	1.54
NHK Spring Co., Ltd.	0.58
NOK Corp.	0.78
Nokian Renkaat Oyj	1.39
Pirelli & C. SpA	1.51
Stanley Electric Co., Ltd.	1.07
Sumitomo Electric Industries Ltd.	3.63
Sumitomo Rubber Industries Ltd.	0.89
Toyoda Gosei Co., Ltd.	0.48
Toyota Industries Corp.	2.92
Valeo SA	3.85
Yokohama Rubber Co., Ltd. (The)	1.36
100.00%

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Portfolio of Investments (cont'd)

Global Multi-Asset Income Portfolio

The following table represents the equity basket holdings underlying the total return swap with JPMorgan U.S. Refineries Custom Basket as of September 30, 2015.

Security Description	Index Weight
JPMorgan U.S. Refineries Custom Basket
Delek U.S. Holdings, Inc.	1.30%
HollyFrontier Corp.	6.45
Marathon Petroleum Corp.	19.52
PBF Energy, Inc.	2.81
Phillips 66	23.97
Tesoro Corp.	16.33
Valero Energy Corp.	26.23
Western Refining, Inc.	3.39
100.00%

The following table represents the equity basket holdings underlying the total return swap with JPM Aerospace Index as of September 30, 2015.

Security Description	Index Weight
JPM Aerospace Index
Airbus Group SE	13.75%
B/E Aerospace, Inc.	1.50
Boeing Co. (The)	33.15
Bombardier, Inc.	0.72
KLX, Inc.	0.61
Precision Castparts Corp.	12.23
Rolls-Royce Holdings PLC	5.86
Safran SA	9.41
Textron, Inc.	4.86
Thales SA	2.84
TransDigm Group, Inc.	3.69
United Technologies Corp.	9.39
Zodiac Aerospace	1.99
100.00%

@    Value is less than $500.

†    Credit rating as issued by Standard & Poor's.

*    Cleared swap agreement, the broker is Morgan Stanley & Co., LLC.

LIBOR  London Interbank Offered Rate.

TIIE    Interbank Equilibrium Interest Rate.

NR    Not rated.

AUD  —  Australian Dollar

BRL  —  Brazilian Real

CAD  —  Canadian Dollar

CHF  —  Swiss Franc

CNY  —  Chinese Yuan Renminbi

DKK  —  Danish Krone

EUR  —  Euro

GBP  —  British Pound

HKD  —  Hong Kong Dollar

INR  —  Indian Rupee

JPY  —  Japanese Yen

KRW  —  South Korean Won

MXN  —  Mexican Peso

MYR  —  Malaysian Ringgit

NOK  —  Norwegian Krone

NZD  —  New Zealand Dollar

PLN  —  Polish Zloty

RUB  —  Russian Ruble

SEK  —  Swedish Krona

SGD  —  Singapore Dollar

THB  —  Thai Baht

TRY  —  Turkish Lira

TWD  —  Taiwan Dollar

USD  —  United States Dollar

ZAR  —  South African Rand

Portfolio Composition

Classification	Percentage of Total Investments
Fixed Income Securities	42.9%
Common Stocks	36.0
Short-Term Investments	14.3
Investment Companies	6.8
Total Investments	100.0	%**

**  Does not include open call options written with a value of approximately $12,000. Does not include open long/short futures contracts with an underlying face amount of approximately $6,009,000 with net unrealized depreciation of approximately $45,000. Does not include open foreign currency forward exchange contracts with net unrealized appreciation of approximately $5,000 and does not include open swap agreements with net unrealized appreciation of approximately $23,000.

The accompanying notes are an integral part of the financial statements.
20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Global Multi-Asset Income Portfolio

Statement of Assets and Liabilities	September 30, 2015 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $12,449)	$11,721
Investment in Security of Affiliated Issuer, at Value (Cost $2,796)	2,724
Total Investments in Securities, at Value (Cost $15,245)	14,445
Foreign Currency, at Value (Cost $54)	54
Receivable for Investments Sold	1,458
Receivable for Variation Margin on Futures Contracts	265
Due from Adviser	168
Prepaid Offering Costs	93
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	47
Interest Receivable	47
Unrealized Appreciation on Swap Agreements	28
Dividends Receivable	7
Premium Paid on Open Swap Agreements	3
Tax Reclaim Receivable	3
Receivable from Affiliate	—	@
Receivable for Variation Margin on Swap Agreements	—	@
Other Assets	8
Total Assets	16,626
Liabilities:
Payable for Investments Purchased	2,304
Payable for Offering Costs	82
Payable for Custodian Fees	53
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	42
Premium Received on Open Swap Agreements	20
Payable for Professional Fees	19
Options Written, at Value (Premiums received $41)	12
Unrealized Depreciation on Swap Agreements	4
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	—	@
Payable for Administration Fees	1
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Other Liabilities	55
Total Liabilities	2,595
Net Assets	$14,031
Net Assets Consist Of:
Paid-in-Capital	$15,036
Accumulated Undistributed Net Investment Income	56
Accumulated Net Realized Loss	(272)
Unrealized Appreciation (Depreciation) on:
Investments	(728)
Investments in Affiliates	(72)
Futures Contracts	(45)
Options Written	29
Swap Agreements	23
Foreign Currency Forward Exchange Contracts	5
Foreign Currency Translations	(1)
Net Assets	$14,031

The accompanying notes are an integral part of the financial statements.
21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Global Multi-Asset Income Portfolio

Statement of Assets and Liabilities (cont'd)	September 30, 2015 (000)
CLASS I:
Net Assets	$9
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	1,000
Net Asset Value, Offering and Redemption Price Per Share	$9.33
CLASS A:
Net Assets	$44
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	4,754
Net Asset Value, Redemption Price Per Share	$9.32
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.52
Maximum Offering Price Per Share	$9.84
CLASS C:
Net Assets	$9
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	1,000
Net Asset Value, Offering and Redemption Price Per Share	$9.30
CLASS IS:
Net Assets	$13,969
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	1,497,000
Net Asset Value, Offering and Redemption Price Per Share	$9.33

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Global Multi-Asset Income Portfolio

Statement of Operations	Period from April 30, 2015^ to September 30, 2015 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $11 of Foreign Taxes Withheld)	$86
Interest from Securities of Unaffiliated Issuers	59
Dividends from Security of Affiliated Issuer (Note G)	15
Total Investment Income	160
Expenses:
Professional Fees	103
Custodian Fees (Note F)	71
Offering Costs	67
Pricing Fees	53
Advisory Fees (Note B)	40
Shareholder Reporting Fees	19
Administration Fees (Note C)	5
Transfer Agency Fees — Class I (Note E)	1
Transfer Agency Fees — Class A (Note E)	1
Transfer Agency Fees — Class C (Note E)	1
Transfer Agency Fees — Class IS (Note E)	1
Shareholder Services Fees — Class A (Note D)	— @
Distribution and Shareholder Services Fees — Class C (Note D)	— @
Trustees' Fees and Expenses	— @
Registration Fees	— @
Other Expenses	5
Total Expenses	367
Expenses Reimbursed by Adviser (Note B)	(269)
Waiver of Advisory Fees (Note B)	(40)
Reimbursement of Class Specific Expenses — Class I (Note B)	(1)
Reimbursement of Class Specific Expenses — Class A (Note B)	(1)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(1)
Rebate from Morgan Stanley Affiliate (Note G)	(2)
Net Expenses	52
Net Investment Income	108
Realized Gain (Loss):
Investments Sold	(136)
Investments in Affiliates	(10)
Foreign Currency Forward Exchange Contracts	42
Foreign Currency Transactions	21
Futures Contracts	(227)
Options Written	(— @)
Swap Agreements	31
Net Realized Loss	(279)
Change in Unrealized Appreciation (Depreciation):
Investments	(728)
Investments in Affiliates	(72)
Foreign Currency Forward Exchange Contracts	5
Foreign Currency Translations	(1)
Futures Contracts	(45)
Swap Agreements	23
Options Written	29
Net Change in Unrealized Appreciation (Depreciation)	(789)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(1,068)
Net Decrease in Net Assets Resulting from Operations	$(960)

^  Commencement of Operations.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Global Multi-Asset Income Portfolio

Statements of Changes in Net Assets	Period from April 30, 2015^ to September 30, 2015 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$108
Net Realized Loss	(279)
Net Change in Unrealized Appreciation (Depreciation)	(789)
Net Decrease in Net Assets Resulting from Operations	(960)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(—	@)
Class A:
Net Investment Income	(—	@)
Class C:
Net Investment Income	(—	@)*
Class IS:
Net Investment Income	(45)
Total Distributions	(45)
Capital Share Transactions:(1)
Class I:
Subscribed	10
Class A:
Subscribed	46
Distributions Reinvested	—	@
Class C:
Subscribed	10	*
Class IS:
Subscribed	14,970
Net Increase in Net Assets Resulting from Capital Share Transactions	15,036
Total Increase in Net Assets	14,031
Net Assets:
Beginning of Period	—
End of Period (Including Accumulated Undistributed Net Investment Income of $56)	$14,031
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1
Class A:
Shares Subscribed	5
Shares Issued on Distributions Reinvested	—	@@
Net Increase in Class A Shares Outstanding	5
Class C:
Shares Subscribed	1	*
Class IS:
Shares Subscribed	1,497

^  Commencement of Operations.

*  For the period May 8, 2015 through September 30, 2015.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Financial Highlights

Global Multi-Asset Income Portfolio

	Class I
Selected Per Share Data and Ratios	Period from April 30, 2015^ to September 30, 2015
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.07
Net Realized and Unrealized Loss	(0.71)
Total from Investment Operations	(0.64)
Distributions from and/or in Excess of:
Net Investment Income	(0.03)
Net Asset Value, End of Period	$9.33
Total Return++	(6.42	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$9
Ratio of Expenses to Average Net Assets (1)	0.93	%+*
Ratio of Net Investment Income to Average Net Assets (1)	1.72	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*
Portfolio Turnover Rate	139	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	20.20	%*
Net Investment Loss to Average Net Assets	(17.55	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Financial Highlights

Global Multi-Asset Income Portfolio

	Class A
Selected Per Share Data and Ratios	Period from April 30, 2015^ to September 30, 2015
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.04
Net Realized and Unrealized Loss	(0.69)
Total from Investment Operations	(0.65)
Distributions from and/or in Excess of:
Net Investment Income	(0.03)
Net Asset Value, End of Period	$9.32
Total Return++	(6.64	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$44
Ratio of Expenses to Average Net Assets (1)	1.27	%+*
Ratio of Net Investment Income to Average Net Assets (1)	1.02	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*
Portfolio Turnover Rate	139	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	12.75	%*
Net Investment Loss to Average Net Assets	(10.46	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Financial Highlights

Global Multi-Asset Income Portfolio

	Class C
Selected Per Share Data and Ratios	Period from May 8, 2015^ to September 30, 2015
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.02
Net Realized and Unrealized Loss	(0.71)
Total from Investment Operations	(0.69)
Distributions from and/or in Excess of:
Net Investment Income	(0.01)
Net Asset Value, End of Period	$9.30
Total Return++	(6.86	)%#
Ratios and Supplemental Data:
Net Assets, End of Period, (Thousands)	$9
Ratios of Expenses to Average Net Assets (1)	2.03	%+*
Ratio of Net Investment Income to Average Net Assets (1)	0.56	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*
Portfolio Turnover Rate	139	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	21.28	%*
Net Investment Loss to Average Net Assets	(18.69	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Financial Highlights

Global Multi-Asset Income Portfolio

	Class IS
Selected Per Share Data and Ratios	Period from April 30, 2015^ to September 30, 2015
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.07
Net Realized and Unrealized Loss	(0.71)
Total from Investment Operations	(0.64)
Distributions from and/or in Excess of:
Net Investment Income	(0.03)
Net Asset Value, End of Period	$9.33
Total Return++	(6.41	)%#
Ratios and Supplemental Data:
Net Assets, End of Period, in (Thousands)	$13,969
Ratio of Expenses to Average Net Assets (1)	0.87	%+*
Ratio of Net Investment Income to Average Net Assets (1)	1.76	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*
Portfolio Turnover Rate	139	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation
Expenses to Average Net Assets	5.97	%*
Net Investment Loss to Average Net Assets	(3.34	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("MSIFT'' or the "Fund'') is registered under the Investment Company Act of 1940, as amended (the "Act''), as an open-end management investment company. The Fund is comprised of nine separate, active portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance. All Portfolios are considered diversified for purposes of the Act.

The accompanying financial statements relate to the Global Multi-Asset Income Portfolio. The Portfolio seeks to maximize current income and to seek capital appreciation over time. The Portfolio commenced operations on April 30, 2015 and offers four classes of shares — Class I, Class A, Class C and Class IS.

On May 8, 2015, the Portfolio commenced offering Class C shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service approved by the Fund's Board of Trustees (the "Trustees"). The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolios securities valued by such pricing service; (2) an equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (3) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) futures are valued at the latest price published by the commodities exchange on which they trade; (5) swaps are marked-to-market daily based upon quotations from market makers; (6) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between their latest bid and asked price. Unlisted options are valued by an outside pricing service approved by the Trustees or quotes from a broker or dealer; (7) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (8) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (9) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day; and (10) short-term taxable debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such price does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser. Other taxable short-term debt securities with maturities of more than 60 days will be valued on a mark-to-market basis until such time as they reach a maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Adviser determines such price does not reflect the securities' fair value, in which case these securities will be valued at their fair market value as determined by the Adviser.

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Morgan Stanley Institutional Fund Trust

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Notes to Financial Statements (cont'd)

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement"

("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

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Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Portfolio's investments as of September 30, 2015.

Investment Type	Level 1 Unadjusted quoted prices (000)		Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Fixed Rate Mortgages	$—		$789	$—	$789
Commercial Mortgage-Backed Securities	—		180	—	180
Corporate Bonds	—		1,708	—	1,708
Sovereign	—		2,595	—	2,595
U.S. Treasury Securities	—		931	—	931
Total Fixed Income Securities	—		6,203	—	6,203
Common Stocks
Aerospace & Defense	—		53	—	53
Air Freight & Logistics	—		19	—	19
Airlines	—		31	—	31
Auto Components	5		53	—	58
Automobiles	7		95	—	102
Banks	155		632	—	787
Beverages	33		108	—	141
Biotechnology	10		—	—	10
Building Products	—		49	—	49
Capital Markets	7		92	—	99
Chemicals	2		111	—	113
Commercial Services & Supplies	—		6	—	6
Communications Equipment	36		26	—	62
Construction & Engineering	—	@	87	—	87
Construction Materials	—		61	—	61
Diversified Consumer Services	4		7	—	11
Diversified Financial Services	13		62	—	75
Diversified Telecommunication Services	33		122	—	155
Electric Utilities	24		85	—	109
Electrical Equipment	—		41	—	41
Electronic Equipment, Instruments & Components	2		—	—	2
Energy Equipment & Services	7		—	—	7
Food & Staples Retailing	28		34	—	62
Food Products	15		43	—	58
Gas Utilities	12		41	—	53
Health Care Equipment & Supplies	13		26	—	39
Health Care Providers & Services	8		34	—	42
Hotels, Restaurants & Leisure	15		62	—	77
Household Durables	—		4	—	4
Household Products	27		32	—	59
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)		Level 3 Significant unobservable inputs (000)		Total (000)
Common Stocks (cont'd)
Independent Power Producers & Energy Traders	$—	$—	@	$—		$—	@
Industrial Conglomerates	34	70		—		104
Information Technology Services	18	85		—		103
Insurance	21	158		—		179
Internet Software & Services	23	—		—		23
Machinery	—	12		—		12
Media	41	123		—		164
Metals & Mining	60	48		—		108
Multi-Utilities	54	83		—		137
Multi-line Retail	38	5		—		43
Oil, Gas & Consumable Fuels	196	147		—		343
Paper & Forest Products	—	9		—		9
Personal Products	—	76		—		76
Pharmaceuticals	94	175		—		269
Professional Services	—	80		—		80
Real Estate Investment Trusts (REITs)	264	125		—		389
Real Estate Management & Development	6	62		—		68
Road & Rail	9	—		—		9
Semiconductors & Semiconductor Equipment	25	35		—	@	60
Software	67	36		—		103
Specialty Retail	52	43		—		95
Tech Hardware, Storage & Peripherals	88	—		—		88
Textiles, Apparel & Luxury Goods	8	71		—		79
Tobacco	19	23		—		42
Trading Companies & Distributors	—	13		—		13
Transportation Infrastructure	—	86		—		86
Water Utilities	9	13		—		22
Wireless Telecommunication Services	13	11		—		24
Total Common Stocks	1,595	3,605		—	@	5,200
Investment Companies	982	—		—		982
Short-Term Investments
Investment Company	1,742	—		—		1,742
U.S Treasury Security	—	318		—		318
Total Short-Term Investments	1,742	318		—		2,060
Foreign Currency Forward Exchange Contracts	—	47		—		47
Futures Contracts	26	—		—		26
Credit Default Swap Agreements	—	2		—		2

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Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Common Stocks (cont'd)
Interest Rate Swap Agreements	$—	$— @	$—		$— @
Total Return Swap Agreements	—	26	—		26
Total Assets	4,345	10,201	—		14,546
Liabilities:
Call Options Written	(5)	(7)	—		(12)
Foreign Currency Forward Exchange Contracts	—	(42)	—		(42)
Futures Contracts	(71)	—	—		(71)
Credit Default Swap Agreements	—	(1)	—		(1)
Interest Rate Swap Agreements	—	(2)	—		(2)
Total Return Swap Agreements	—	(2)	—		(2)
Total Liabilities	(76)	(54)	—		(130)
Total	$4,269	$10,147	$—	@	$14,416

@  Value is less than $500.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of September 30, 2015, the Portfolio did not have any investments transfer between investment levels.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stock (000)
Beginning Balance	$—
Purchases	2
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	(2)
Realized gains (losses)	—
Ending Balance	$— @
Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2015	$(2)

@  Value is less than $500.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations on foreign currency translations for the period is reflected in the Statement of Operations.

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Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Notes to Financial Statements (cont'd)

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the

Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Portfolio's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Portfolio of margin deposits in the

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Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Notes to Financial Statements (cont'd)

event of bankruptcy of a broker with which the Portfolio has open positions in the futures contract.

Swaps: The Portfolio may enter into OTC swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Portfolio's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Portfolio or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

The Portfolio's use of swaps during the period included those based on the credit of an underlying security commonly referred to as "credit default swaps." The Portfolio may be either the buyer or seller in a credit default swap. Where the Portfolio is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a refer-

enced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Portfolio would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Portfolio is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event by the issuer of the referenced debt obligation. The use of credit default swaps could result in losses to the Portfolio if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap agreement and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The Portfolio's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the swap agreement.

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Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Notes to Financial Statements (cont'd)

The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When the Portfolio has an unrealized loss on a swap agreement, the Portfolio has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Statement of Assets and Liabilities.

Upfront payments received or paid by the Portfolio will be reflected as an asset or liability, respectively, in the Statement of Assets and Liabilities.

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Portfolio also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Portfolio may use cross currency hedging or proxy hedging with respect to currencies in which the Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Options: With respect to options, the Portfolio is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument, at an agreed-upon price typically in exchange for a premium paid by the Portfolio. The Portfolio may purchase and/or sell put and call options. Purchasing call options tends to increase the Portfolio's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Portfolio's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Portfolio bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premium paid for purchasing options which

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Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Notes to Financial Statements (cont'd)

expired are treated as realized losses. If the Portfolio sells an option, it sells to another party the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Portfolio. The Portfolio may write call and put options on stock indexes, futures, securities or currencies it owns or in which it may invest. Writing put options tend to increase the Portfolio's exposure to the underlying instrument. Writing call options tend to decrease the Portfolio's exposure to the underlying instruments. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability. Any liability recorded is subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. When options are purchased OTC, the Portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Portfolio may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Transactions in written options for the period ended September 30, 2015 were as follows:

Written Options	Number of Contracts	Premiums Received (000)
Options outstanding at April 30, 2015	—	$—
Options written	16,246	180
Options closed	(291)	(18)
Options exercised	(5,102)	(34)
Options expired	(7,620)	(87)
Options outstanding at September 30, 2015	3,233	$41

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following tables set forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of September 30, 2015.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$47
Futures Contracts	Variation Margin on Futures Contracts	Equity Risk	19	(a)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	7	(a)
Swap Agreements	Unrealized Appreciation on Swap Agreements	Credit Risk	2
Swap Agreements	Unrealized Appreciation on Swap Agreements	Equity Risk	26
Swap Agreements	Unrealized Appreciation on Swap Agreements	Interest Rate Risk	—	@
Total			$101
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Call Options Written	Options Written, at Value	Currency Risk	$(12)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	(42)
Futures Contracts	Variation Margin on
	Futures Contracts	Commodity Risk	(7	)(a)
Futures Contracts	Variation Margin on
	Futures Contracts	Equity Risk	(46	)(a)
Futures Contracts	Variation Margin on
	Futures Contracts	Interest Rate Risk	(18	)(a)
Swap Agreement	Unrealized Depreciation on
	Swap Agreement	Credit Risk	(—	@)
Swap Agreements	Variation Margin on
	Swap Agreements	Credit Risk	(1	)(a)
Swap Agreements	Unrealized Depreciation on
	Swap Agreements	Equity Risk	(2)
Swap Agreements	Unrealized Depreciation on
	Swap Agreements	Interest Rate Risk	(2)
Total			$(130)

@ Amount is less than $500.

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract

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Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Notes to Financial Statements (cont'd)

for the period ended September 30, 2015 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Options Written	$	(— @)
Currency Risk	Foreign Currency Forward Exchange Contracts		42
Commodity Risk	Futures Contracts		(7)
Equity Risk	Futures Contracts		(224)
Interest Rate Risk	Futures Contracts		4
Credit Risk	Swap Agreements		13
Equity Risk	Swap Agreements		(71)
Interest Rate Risk	Swap Agreements		89
Total			$(154)

@ Amount is less than $500.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Options Written	$29
Currency Risk	Foreign Currency Forward Exchange Contracts	5
Commodity Risk	Futures Contracts	(7)
Equity Risk	Futures Contracts	(27)
Interest Rate Risk	Futures Contracts	(11)
Credit Risk	Swap Agreements	1
Equity Risk	Swap Agreements	24
Interest Rate Risk	Swap Agreements	(2)
Total		$12

At September 30, 2015, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(b)	Assets(c) (000)	Liabilities(c) (000)
Foreign Currency Forward Exchange Contracts	$47	$(42)
Swap Agreements	28	(4)
Total	$75	$(46)

(b) Excludes exchange traded derivatives.

(c) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of September 30, 2015.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)	Derivatives Net Amount (not less than $0) (000)
Bank of America NA	$1		$(1)	$—	$0
Bank of Montreal	2		(2)	—	0
Bank of New York Mellon	—	@	(— @)	—	0
Barclays Bank PLC	—	@	(— @)	—	0
Citibank NA	17		(1)	—	16
Commonwealth Bank of Australia	3		(3)	—	0
Credit Suisse International	1		(1)	—	0
Deutsche Bank AG	3		(3)	—	0
Goldman Sachs International	1		(1)	—	0
JPMorgan Chase Bank NA	37		(5)	—	32
State Street Bank and Trust Co.	2		(2)	—	0
UBS AG	8		(1)	—	7
Total	$75		$(20)	$—	$55

37

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Notes to Financial Statements (cont'd)

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
Bank of America NA	$3	$(1)	$—	$2
Bank of Montreal	4	(2)	—	2
Bank of New York Mellon	1	(— @)	—	1
Barclays Bank PLC	1	(— @)	—	1
Citibank NA	1	(1)	—	0
Commonwealth Bank of Australia	4	(3)	—	1
Credit Suisse International	7	(1)	—	6
Deutsche Bank AG	10	(3)	—	7
Goldman Sachs International	4	(1)	—	3
HSBC Bank PLC	2	—	—	2
JPMorgan Chase Bank NA	5	(5)	—	0
State Street Bank and Trust Co.	3	(2)	—	1
UBS AG	1	(1)	—	0
Total	$46	$(20)	$—	$26

@ Amount is less than $500.

For the period ended September 30, 2015, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$8,048,000
Futures Contracts:
Average monthly original value	$15,619,000
Swap Agreements:
Average monthly notional amount	$9,386,000
Call Options Written:
Average monthly currency amount	$3,000

5.  When-Issued/Delayed Delivery Securities: The Portfolio purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Portfolio's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Portfolio.

6.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Portfolio owns shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

38

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Notes to Financial Statements (cont'd)

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.65% of the average daily net assets of the Portfolio.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.95% for Class I shares, 1.30% for Class A shares, 2.05% for Class C shares and 0.90% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time that the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the period ended September 30, 2015, approximately $40,000 of advisory fees were waived and approximately $273,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the period ended September 30, 2015, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $16,342,000 and $4,316,000, respectively. For the period ended September 30, 2015, purchases and sales of long-term U.S. Government securities were approximately $5,821,000 and $4,356,000, respectively.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the period ended September 30, 2015, advisory fees paid were reduced by approximately $1,000 relating to the Portfolio's investment in the Liquidity Funds.

39

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Notes to Financial Statements (cont'd)

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the period ended September 30, 2015 is as follows:

Value April 30, 2015 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value September 30, 2015 (000)
$—	$17,896	$16,154	$1	$1,742

The Portfolio invests in Morgan Stanley Institutional Fund, Inc. — Emerging Markets Fixed Income Opportunities Portfolio ("Emerging Markets Fixed Income Opportunities Portfolio"), an open-end management investment company advised by an affiliate of the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Emerging Markets Fixed Income Opportunities Portfolio. For the period ended September 30, 2015, advisory fees paid were reduced by approximately $1,000 relating to the Portfolio's investment in the Emerging Markets Fixed Income Opportunities Portfolio. The Emerging Markets Fixed Income Opportunities Portfolio has a cost basis of approximately $454,000 at September 30, 2015.

A summary of the Portfolio's transactions in shares of the Emerging Markets Fixed Income Opportunities Portfolio during the period ended September 30, 2015 is as follows:

Value April 30, 2015 (000)	Purchases at Cost (000)	Sales (000)	Realized Loss (000)	Dividend Income (000)	Value September 30, 2015 (000)
$—	$750	$285	$(10)	$5	$417

The Portfolio invests in Morgan Stanley Institutional Fund Trust — High Yield Portfolio ("High Yield Portfolio"), an open-end management investment company advised by an affiliate of the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the High Yield Portfolio. For the period ended September 30, 2015, advisory fees paid were reduced by less than $500 relating to the Portfolio's investment in the High Yield Portfolio. The High Yield Portfolio has a cost basis of approximately $600,000 at September 30, 2015.

A summary of the Portfolio's transactions in shares of the High Yield Portfolio during the period ended September 30, 2015 is as follows:

Value April 30, 2015 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value September 30, 2015 (000)
$—	$—	$—	$9	$565

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. The tax period ended September 30, 2015, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal year 2015 was as follows:

2015 Distributions Paid From: Ordinary Income (000)
$45

40

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Notes to Financial Statements (cont'd)

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and basis adjustments for swap transactions, resulted in the following reclassifications among the components of net assets at September 30, 2015:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$(7)	$7	$—

At September 30, 2015, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$238	$—

At September 30, 2015, the Portfolio had available for Federal income tax purposes unused short term and long term capital losses of approximately $149,000 and $111,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Other: At September 30, 2015, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 79.0%.

41

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Global Multi-Asset Income Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Global Multi-Asset Income Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund Trust) (the "Portfolio") as of September 30, 2015, the related statements of operations and changes in net assets for the period from April 30, 2015 (commencement of operations) to September 30, 2015 and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Multi-Asset Income Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund Trust) at September 30, 2015, the results of its operations, changes in its net assets for the period from April 30, 2015 (commencement of operations) to September 30, 2015 and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 25, 2015

42

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Investment Advisory Agreement Approval (unaudited)

The Board considered the following factors at the time of approval of the contracts which occurred prior to commencement of operations.

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services to be provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services to be provided by the Adviser under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Portfolio. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers.

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who will provide the administrative and advisory services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services to be provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolio

The Board considered that the Adviser plans to arrange for a public offering of shares of the Portfolio to raise assets for investment and that the offering had not yet begun and concluded that, since the Portfolio currently had no assets to invest (other than seed capital required under the Investment Company Act) and had no track record of performance, this was not a factor it needed to address at the present time.

The Board reviewed the advisory and administrative fee rates (the "management fee rates") proposed to be paid by the Portfolio under the Management Agreement relative to comparable funds advised by the Adviser, when applicable, and compared to their peers as determined by the Adviser, and reviewed the anticipated total expense ratio of the Portfolio. The Board considered that the Portfolio requires the Adviser to develop processes, invest in additional resources and incur additional risks to successfully manage the Portfolio and concluded that the proposed management fee rate would be competitive with its peer group average and the anticipated total expense ratio would be acceptable.

Economies of Scale

The Board considered the growth prospects of the Portfolio and the structure of the proposed management fee schedule, which does not include breakpoints for the Portfolio. The Board considered that the Portfolio's potential growth was uncertain and concluded that it would be premature to consider economies of scale as a factor in approving the Management Agreement at the present time.

Profitability of the Adviser and Affiliates

Since the Portfolio had not begun operations and had not paid any fees to the Adviser, the Board concluded that this was not a factor that needed to be considered at the present time.

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates to be derived from their relationship with the Portfolio and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. Since the Portfolio had not begun operations and had not paid any fees to the Adviser, the Board concluded that these benefits were not a factor that needed to be considered at the present time.

43

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Investment Advisory Agreement Approval (unaudited) (cont'd)

Resources of the Adviser and Historical Relationship Between the Portfolio and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolio to enter into this relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Portfolio and its future shareholders to approve the Management Agreement, which will remain in effect for two years and thereafter must be approved annually by the Board of the Portfolio if it is to continue in effect. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

44

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended September 30, 2015. For corporate shareholders 4.80% of the dividends qualified for the dividends received deduction.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended September 30, 2015. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $78,000 as taxable at this lower rate.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

45

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

46

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

47

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

48

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				96

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA of the USA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church.

Kathleen A. Dennis (62) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	96	Director of various nonprofit organizations.
Nancy C. Everett (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since January 2015	Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	96

Member of Virginia Commonwealth University Board of Visitors; Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

49

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Independent Trustee***
Jakki L. Haussler (58) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	96

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Member, University of Cincinnati Foundation Investment Committee; formerly, Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (66) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	98	Director of NVR, Inc. (home construction).
Joseph J. Kearns (73) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	99	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

50

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				96	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (79) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Trustee	Chair of the Boards since July 2006 and Trustee since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	98	None.
W. Allen Reed (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	96	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (83) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	99	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-December 2012).

51

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Trustee and Officer Information (unaudited) (cont'd)

Interested Trustee:

Name, Age and Address of Interested Trustee	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee***
James F. Higgins (67) One New York Plaza, New York, NY 10004	Trustee	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	97

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2014) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

52

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (52) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006) and Global Portfolio Analysis and Reporting (since 2012); for MSIM's Long Only business.

Stefanie V. Chang Yu (48) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (50) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (50) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (48) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and has qualified.

53

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2015

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Funds Trust, which describes in detail each Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

54

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2015 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFGMAPANN
1347122 EXP 11.30.16

Item 2.  Code of Ethics.

(a)                                 The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)                                 No information need be disclosed pursuant to this paragraph.

(c)                                  Not applicable.

(d)                                 Not applicable.

(e)                                  Not applicable.

(f)

(1)                                 The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)                                 Not applicable.

(3)                                 Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2015

	Registrant			Covered Entities(1)
Audit Fees		$517,677		N/A

Non-Audit Fees
Audit-Related Fees		$—	(2)	$—	(2)
Tax Fees		$40,000	(3)	$7,968,463	(4)
All Other Fees	$			$212,000	(5)
Total Non-Audit Fees		$40,000		$8,180,463

Total		$557,677		$8,180,463

2014

	Registrant			Covered Entities(1)
Audit Fees		$355,677		N/A

Non-Audit Fees
Audit-Related Fees		$—	(2)	$—	(2)
Tax Fees		$27,807	(3)	$8,152,733	(4)
All Other Fees	$			$280,341	(5)
Total Non-Audit Fees		$27,807		$8,433,074

Total		$383,484		$8,433,074

N/A- Not applicable, as not required by Item 4.

(1)         Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)         Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)         All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)                                 This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)     Not applicable.

(g)    See table above.

(h)    The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: Joseph J. Kearns, Jakki L. Haussler, Michael F. Klein and Allen W. Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Institutional Fund Trust

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
November 19, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
November 19, 2015

/s/ Francis Smith
Francis Smith
Principal Financial Officer
November 19, 2015